UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-5514

(Investment Company Act File Number)

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc.

100 East Pratt St., 17th Floor

Baltimore, MD 21202

(Address of Principal Executive Offices)

410.986.5600

(Registrant’s Telephone Number)

Gregory B. McShea

MTB Investment Advisors, Inc.

100 East Pratt St., 17th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 04/30

Date of Reporting Period: Fiscal year ended 04/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc. – www.mtbia.com

PRESIDENT’S MESSAGE AND

ANNUAL REPORT — APRIL 30, 2010

MTB Group of Funds

Short Duration Government
Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth Managed Allocation Fund – Moderate Growth Managed Allocation Fund – Aggressive Growth Strategic Allocation Fund Large Cap Value Fund	Large Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the MTB Group of Funds’ fiscal year, which is the 12-month reporting period from May 1, 2009 through April 30, 2010. Inside, you will find a discussion of the factors impacting the MTB Group of Funds’ performance during the reporting period, as well as a complete listing of each funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investment Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The first quarter of the new decade saw a nice recovery in economic numbers, a rebound in equity markets, passage of monumental healthcare legislation, and melting of the record snowfall in sections of our Mid-Atlantic footprint. Events of the first quarter will have an impact (to a lesser or greater degree on certain sectors of the economy and capital markets) for the rest of 2010.

Gross Domestic Product (“GDP”) growth for the fourth quarter 2009 was announced, and after two revisions it came in at 5.6%. However, most of the growth can be attributed to inventory change. Without this change, growth was around 1.8%. While this number is subdued, it is positive and provides further evidence we are coming out of the recession. The Commerce Department reported its early estimate for first quarter 2010 GDP at the end of April. It was 3.2%, with improving growth in the private sector.

Job growth also turned positive in March with the Labor Department reporting an increase of 162,000 non-farm jobs. Subtracting the 48,000 temporary Census jobs, we still had job growth in excess of 100,000 new jobs. Unemployment remains at a nagging 9.7% and will continue to lag growth in the economy.

The consumer also appears to be back in a spending mood. Personal consumption in February rose 0.5%, while personal income was unchanged. This was the fifth consecutive month showing consumers comfortable with spending despite flat income growth. The Bureau of Economic Analysis reported that year-over-year consumer spending rose 3.4% in February. This was highlighted in Business Week (April 12, 2010), and the International Council of Shopping Centers reported that this increase in spending continued through mid-March.

Inflation continues to be under control. Reported Consumer Price Index (“CPI”) increased 2.1% (year-over-year) and core CPI, which excludes food and fuel, was up only 1.3% over the same period. As the global economy started to show signs of growth, the price of oil hit $85 a barrel. At the pump, the price of gasoline is $2.81 a gallon (Lundberg Survey, March 21, 2010), an increase of 8.6 cents since the end of February.

With an improving job picture, low inflation, and signs of stabilization in housing, we feel the consumer (representing 70% of the economy) will keep economic growth at the 3% range for the remainder of the calendar year.

The Bond Markets

The bond market has produced positive returns over the last twelve months, with those invested in corporate, mortgage-backed securities and municipal bond outpacing the treasury and agency markets.

With the domestic economy still recovering, and the emergence of debt problems in southern Europe, we believe the Federal Reserve will leave monetary policy unchanged until the fourth quarter of 2010 and even into 2011. With the Federal Reserve on hold, the yield curve, the difference between short and long treasury maturities steepened to the greatest difference ever recorded in February.

Corporate bonds have been the big winners over the last twelve months, as investors again embraced risk. The mortgage market was supported by an unprecedented level of support by the Federal Reserve, and also performed well.

The municipal market has been the beneficiary of another Federal program, taxable municipals also known as “Build America Bonds”. These taxable municipals have reduced the supply of traditional tax-exempt municipals. With demand solid and supply down, we like tax-exempt supply/demand fundamentals. On the flip side, we are very aware of the credit pressures many of our municipal issuers face and continue to only purchase those bonds with superior risk/return profiles.

PRESIDENT’S MESSAGE  /  April 30, 2010

ii

For the 12-month reporting period May 1, 2009 through April 30, 2010, bond market indices performed as follows1:

Barclays Capital U.S. Aggregate Bond Index[2]	Barclays Capital U.S. Treasury Bond Index[3]	Barclays Capital Fixed Rate Mortgage Backed Securities Index[4]	Barclays Capital U.S. Credit Index[5]	Barclays Capital Municipal Bond Index[6]
8.30%	1.71%	5.41%	19.55%	8.85%

The Stock Markets

May of 2009 began by the stock market continuing to work higher after the fear of the credit crisis began to subside. As the year wore on, more and more evidence revealed that the worst was behind us. Slowly but surely economic and company specific data suggested that things were starting to get better and stock prices began to reflect this. Thus portfolio managers were required to reposition portfolios to take advantage of improving economic fundamentals.

Typical of most rebounds off of severe market corrections, the rising tide did lift all of the boats. Portfolio managers needed to be proactive and understand and accept the fact that lower quality issues can and did outperform in the early portion of the market correction. The key question that portfolio managers need to answer now is—when do we take the pro-cyclical stance off of our portfolios and become more defensive in nature? Three things point to a continuation of this strategy until 2011.

First, the slope of the yield curve—the difference between the two year and the 10 year Treasury notes—is at historical highs. Data going back to 1945 suggests that it isn’t until the yield curve flattens or inverts that portfolio managers should think about changing their pro-cyclical strategy. The first sign post along the way is the Federal Reserve raising rates. Secondly, corporate America is sitting on high levels of cash. Typically this signals a period of extensive merger and acquisition activity. If history is any guide, during periods of extreme merger and acquisition activity, the stock market will tend to trade at a premium to historical norms. Lastly, we forecast that the S&P 500 will earn approximately $100 in earnings in 2011. Using a 15 multiple would suggest that by the end of 2011 using historical data we can forecast a 1,500 price target for the S&P 500.

Finally, with regards to the sovereign debt crisis in Europe, this should encourage portfolio managers to become much more U.S.-centric and thus provide a flow of funds into U.S. Equity Markets.

For the 12-month reporting period May 1, 2009 through April 30, 2010, stock market indices performed as follows:

S&P 500 Index[7]	Dow Jones Industrial Average[8]	NASDAQ Composite Index [9]
38.84%	38.69%	44.71%

The MTB Group of Funds, with assets of $7.5 billion as of April 30, 2010, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income10, stay ahead of inflation, or keep your cash working, one or more of the MTB Group of Funds can provide you with the diversification, flexibility and professional management you need.11

Sincerely,

Timothy L. Brenner

President

June 12, 2010

April 30, 2010  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the MTB Group of Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any Fund.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Indexes are unmanaged and it is not possible to invest directly in an index.

3.	Barclays Capital U.S. Treasury Bond Index is composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and it is not possible to invest directly in an index.

4.	Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA graduated Payment Mortgages. Indexes are unmanaged and it is not possible to invest directly in an index.

5.	Barclays Capital U.S. Credit Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and it is not possible to invest directly in an index.

6.	Barclays Capital Municipal Bond Index is a broad market performance benchmark index for the tax-exempt bond market. To be included in the Barclays Capital Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and it is not possible to invest directly in an index.

7.	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and it is not possible to invest directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) is an unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Indexes are unmanaged and it is not possible to invest directly in an index.

9.	NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Indexes are unmanaged and it is not possible to invest directly in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2010

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2010

MTB Group of Funds

Short Duration Government
    Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth Managed Allocation Fund – Moderate Growth Managed Allocation Fund – Aggressive Growth Strategic Allocation Fund Large Cap Value Fund	Large Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

1

MTB SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Short Duration Government Bond Fund (the “Fund”) returned 3.15% for Class A Shares, 2.38% for Class B Shares, and 3.32% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index,** which returned 2.05%.

This past fiscal year saw a continuation of the economic and market recovery that was in its infancy at this time last year. The catalyst for this economic recovery continued to be an extremely accommodative Federal Reserve (the “Fed”) and various government stimulus programs that included “cash for clunkers” and a homebuyer tax credit. The government’s stimulus package totaled $787 billion. During the fiscal year, the Fed maintained the 0 to 25 basis points federal funds target. Furthermore, the Fed minutes stated “The Committee will maintain the target range … and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Investors continued to favor riskier assets such as corporate bonds over treasury securities. Interest rates on treasury yields moved higher over the year. Longer-term interest rates moved higher than short-term interest rates causing the yield curve to steepen. The interest rate differential between the 2-year treasury and 10-year treasury reached its highest point ever in February, a spread of 2.91%. The short end of the yield curve has been anchored by the Fed maintaining the historically low federal funds target. Longer-term yields have been reacting to the record amount of issuance of treasury bonds required to finance the stimulus programs, record budget deficits and the improving economy.

By the Fed keeping short-term rates so low, the Fed also aided the mortgage backed securities market by purchasing $1.25 trillion of these securities. The impact of this Fed program which expired on March 31, 2010 was to reduce the risk premium on these securities and ultimately allow mortgage rates to remain low even as longer-term treasury yields increased. The government also provided a boost for the housing market by providing a tax credit for homebuyers. The combination of these programs stabilized the housing market. Concurrently, the “cash for clunkers” program aided the auto industry and the entire manufacturing sector has rebounded. The ISM’s manufacturing survey reached its highest level since 2004, in April 2010. The consumer’s confidence has also improved as the equity market has rebounded and retail sales have increased for each of the past 7 months. Although the unemployment rate has moved higher over the past year and peaked in October 2009 at 10.2%, the highest level since 1983, the economy has started to create jobs. The first four months of 2010 have seen an increasing number of jobs being created each month. In April, the economy produced 290,000 jobs which is the best monthly job creation since March of 2006. The aforementioned positive economic signs and inventory rebuilding have resulted in economic growth. The broadest measure of economic growth, the gross domestic product (“GDP”), has increased over the past 3 quarters after 4 declining quarters of GDP which was the most severe recession since the great depression! Inflation continues to be subdued as wage pressure is nonexistent given the very high unemployment rate and the economy continues to have a tremendous amount of excess capacity. The capacity utilization rate has rebounded from its all-time low, but still remains well below historical averages. The consumer price index at the core level is only up 1.1% for the past year, its lowest level since 1966!

As the economy improved, productivity soared and corporate earnings increased. The improved economic environment coupled with wide risk premiums resulted in the best year ever for the corporate bond market as measured by excess return in 2009 as investors returned to the corporate bond market. During the fiscal year, the average risk premium for investment grade corporate bonds declined by 297 basis points from 440 basis points to 143 basis points at April 30, 2010 according to Barclays Capital. The mortgage backed securities market also provided a tremendous amount of excess return as the combination of the Fed purchase program and low interest rate volatility caused risk premiums to tighten to all-time low levels.

In the Fund, we continue to emphasize duration management, bond structure and opportunistic positioning. We have reduced our reliance on agency Collateralized Mortgage Obligations, as they have appreciated strongly and have increased our holdings of agency and treasury obligations.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.31%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (2.62)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. This index is unmanaged and it is not possible to invest directly in an index.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2010

2

MTB SHORT DURATION GOVERNMENT BOND FUND – CLASS A, B AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Short Duration Government Bond Fund (Class A and B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”) 3,4 and the Lipper Short U.S. Government Average.3,4 As Class C Shares do not have more than six months of operating results, a line graph of a $10,000 investment is not presented.

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Class C
1 Year	1.31%	(2.62)%	N/A
5 Years	3.66%	2.95%	N/A
Start of Performance[5]	3.11%	2.58%	(0.70)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares and 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class B	Class C5
Before Waivers	1.24%	1.74%	1.99%
After Waivers	0.80%	1.66%	1.99%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BC1-3GB and the Lipper Short U.S. Government Average performance presented is as of the nearest month-end following inception date.

4	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

5	The total return for Class C Shares represents the cumulative performance for the period April 9, 2010 (commencement of operations) through April 30, 2010. The start of performance for Class A and B Shares was August 18, 2003.

April 30, 2010  /  ANNUAL REPORT

3

MTB SHORT DURATION GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)1,2 and the Lipper Short U.S. Government Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	3.32%
5 Years	4.26%
10 Years	4.23%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	0.99%
After Waivers	0.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Short Duration Government Bond Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration Government Securities Fund.

ANNUAL REPORT  /  April 30, 2010

4

MTB SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Short-Term Corporate Bond Fund (the “Fund”) returned 5.47% for Class A Shares, 4.48% for Class B Shares, and 5.66% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index,** which returned 3.88% and its peer group, the Lipper Short Investment Grade Debt Funds Average*** which returned 9.37%.

Over the course of the year, the US economy was aided by an almost record amount of fiscal and monetary stimuli. While significant economic stresses such as an elevated unemployment rate remain, economic growth resumed. This buoyed the fixed income markets, particularly those sectors which dramatically underperformed last year. In anticipation of a rebound in the corporate sector of the bond market, the Fund increased its allocation to corporate bonds, particularly newly issued corporates. Amidst a rebounding economy and a soon to be record amount of US Treasury supply, the Fund significantly reduced both its US Treasury and US Government Agency positions. Both of these actions greatly reduced the defensive composition of the Fund over the course of the year as well as added to performance.

We expect the Federal Reserve to raise the federal funds rate in the fourth quarter of 2010, beginning what should be a secularly higher move in the term structure of interest rates. As such, we will remain cautious about adding additional interest rate risk in the Fund, particularly with interest rates as low as they are now. Recent economic turmoil in Europe and a stubbornly high unemployment rate suggest that the almost record amount of outperformance in corporates should diminish over the next few months as investors around the world become more defensive. Given this scenario, the Fund has begun to reduce its positions in the financial sector of the corporate bond market, reducing large money center banks in favor of industrial and consumer cyclical corporate bond issuers.

The Fund will continue to analyze the changing economic conditions with the various valuations within the fixed income markets and migrate to those sectors that offer the most compelling value.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 3.59%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (0.52)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2010  /  ANNUAL REPORT

5

MTB SHORT-TERM CORPORATE BOND FUND – CLASS A, B AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Short-Term Corporate Bond Fund (Class A and B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2010, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)3,4 and the Lipper Short Investment Grade Debt Funds Average.4 As Class C Shares do not have more than six months of operating results, a line graph of a $10,000 investment is not presented.

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Class C
1 Year	3.59%	(0.52)%	N/A
5 Years	3.76%	2.93%	N/A
Start of Performance[5]	3.16%	2.61%	(0.65)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares and 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class B	Class C5
Before Waivers	1.48%	1.98%	2.23%
After Waivers	0.89%	1.73%	2.23%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCGC and the Lipper Short Investment Grade Debt Funds Average performance presented is as of the nearest month-end following inception date.

4	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

5	The total return for Class C Shares represents the cumulative performance for the period April 8, 2010 (commencement of operations) through April 30, 2010. The start of performance for Class A and B Shares was August 25, 2003.

ANNUAL REPORT  /  April 30, 2010

6

MTB SHORT-TERM CORPORATE BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)1,2 and the Lipper Short Investment Grade Debt Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	5.66%
5 Years	4.30%
10 Years	4.20%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.23%
After Waivers	0.73%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the MTB Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2010  /  ANNUAL REPORT

7

MTB U.S. GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB U.S. Government Bond Fund (the “Fund”) returned 6.17% for Class A Shares, 5.41% for Class B Shares, and 6.52% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital U.S. Government Bond Index,** which returned 2.18% and its peer group, the Lipper General U.S. Government Funds Average*** which returned 4.59%.

This past fiscal year saw a continuation of the economic and market recovery that was in its infancy at this time last year. The catalyst for this economic recovery continued to be an extremely accommodative Federal Reserve (the “Fed”) and various government stimulus programs that included “cash for clunkers” and a homebuyer tax credit. The government’s stimulus package totaled $787 billion. During the fiscal year, the Fed maintained the 0 to 25 basis points federal funds target. Furthermore, the Fed minutes stated “The Committee will maintain the target range … and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Investors continued to favor riskier assets such as corporate bonds over treasury securities. Interest rates on treasury yields moved higher over the year. Longer-term interest rates moved higher than short-term interest rates causing the yield curve to steepen. The interest rate differential between the 2-year treasury and 10-year treasury reached its highest point ever in February, a spread of 2.91%. The short end of the yield curve has been anchored by the Fed maintaining the historically low federal funds target. Longer-term yields have been reacting to the record amount of issuance of treasury bonds required to finance the stimulus programs, record budget deficits and the improving economy.

By the Fed keeping short-term rates so low, the Fed also aided the mortgage backed securities market by purchasing $1.25 trillion of these securities. The impact of this Fed program which expired on March 31, 2010 was to reduce the risk premium on these securities and ultimately allow mortgage rates to remain low even as longer-term treasury yields increased. The government also provided a boost for the housing market by providing a tax credit for homebuyers. The combination of these programs stabilized the housing market. Concurrently, the “cash for clunkers” program aided the auto industry and the entire manufacturing sector has rebounded. The ISM’s manufacturing survey reached its highest level since 2004, in April 2010. The consumer’s confidence has also improved as the equity market has rebounded and retail sales have increased for each of the past 7 months. Although the unemployment rate has moved higher over the past year and peaked in October 2009 at 10.2%, the highest level since 1983, the economy has started to create jobs. The first four months of 2010 have seen an increasing number of jobs being created each month. In April, the economy produced 290,000 jobs which is the best monthly job creation since March of 2006. The aforementioned positive economic signs and inventory rebuilding have resulted in economic growth. The broadest measure of economic growth, the gross domestic product (“GDP”), has increased over the past 3 quarters after 4 declining quarters of GDP which was the most severe recession since the great depression! Inflation continues to be subdued as wage pressure is nonexistent given the very high unemployment rate and the economy continues to have a tremendous amount of excess capacity. The capacity utilization rate has rebounded from its all-time low, but still remains well below historical averages. The consumer price index at the core level is only up 1.1% for the past year, its lowest level since 1966!

As the economy improved, productivity soared and corporate earnings increased. The improved economic environment coupled with wide risk premiums resulted in the best year ever for the corporate bond market as measured by excess return in 2009 as investors returned to the corporate bond market. During the fiscal year, the average risk premium for investment grade corporate bonds declined by 297 basis points from 440 basis points to 143 basis points at April 30, 2010 according to Barclays Capital. The mortgage backed securities market also provided a tremendous amount of excess return as the combination of the Fed purchase program and low interest rate volatility caused risk premiums to tighten to all-time low levels.

The outperformance versus the benchmark and the peer group can be attributed to the Fund’s strategy to maintain our exposure to the mortgage backed securities market which rebounded from its worst year to one of its best years. The Federal Reserve purchased $1.25 trillion of mortgage backed securities, causing risk premiums to tighten. The Fund also benefitted from our sector allocation to the higher yielding government agency sector versus the lower yielding U.S. Treasury sector. Our duration management decision to extend duration in May, June and August of 2009 aided performance as interest rates declined during these periods. For the remaining months of the fiscal year, we maintained a duration that was less than the Barclays Capital U.S. Government Bond Index. This strategy provided some benefits as 10-year treasury yields rose over the course of the fiscal year. Looking forward, we will continue to utilize our disciplined relative value investment process.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.37%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 0.41%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Government Bond Index is a market value weighted index of U.S. government and agency securities (other than mortgage securities) with maturities of one year or more. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2010

8

MTB U.S. GOVERNMENT BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)2,3 and the Lipper General U.S. Government Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	1.37%
5 Years	3.76%
10 Years	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.40%
After Waivers	0.97%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCUSGB and the Lipper General U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BCUSGB and the Lipper General U.S. Government Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2010  /  ANNUAL REPORT

9

MTB U.S. GOVERNMENT BOND FUND – CLASS B AND INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $10,0001 ,2 in the MTB U.S. Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)2,3 and the Lipper General U.S. Government Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,000 2 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the BCUSGB2.3 and the Lipper General U.S. Government Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2010

	Class B	Institutional I
1 Year	0.41%	6.41%
5 Years	3.42%	4.81%
Start of Performance (8/18/03)	3.48%	4.55%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable for Class B Shares.

Annual Operating Expense Ratio

	Class B	Institutional I
Before Waivers	1.90%	1.15%
After Waivers	1.82%	0.82%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCUSGB and the Lipper General U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCUSGB and the Lipper General U.S. Government Funds Average performance presented is as of the nearest month-end following inception date.

3	The BCUSGB and the Lipper General U.S. Government Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2010

10

MTB NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB New York Municipal Bond Fund (the “Fund”) returned 7.28% for Class A Shares, 6.39% for Class B Shares, and 7.54% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital New York Tax-Exempt Index,** which returned 8.78%.

During the past 12 months, investors in the tax-exempt municipal bond market benefited from several factors impacting the market. The tax-exempt yield curve remains steep by historical standards as yields on long-maturity bonds were supported by the advent of Build America Bonds (BABs) and short-term interest rates have been held low by the Federal Reserve (the “Fed”). Credit spreads tightened as investors continued to get comfortable with risk and were attracted by higher yields. Many municipalities are experiencing severe budget crises as the weakness in housing and jobs continues to be a drag on economic growth. Most recently, the market has been somewhat impacted by the rating agencies “re-calibration” of their ratings scale, resulting in a multitude of ratings upgrades.

BABs, created by the American Recovery and Reinvestment Act, are issued by municipalities (states, counties or local governments) for the purpose of financing capital improvements. The interest earned on BABs is federally taxable to the investor however; the issuer receives a subsidy from the federal government equal to 35% of the interest paid to investors, therefore reducing their cost of borrowing. Since the tax credit goes to the issuer and the income from the bonds is taxable to the investor, these bonds are attractive to investors/entities that pay no U.S. income tax (pension plans, IRAs, foundations, endowments and foreign investors). Their maturity dates tend to be longer than ten years, better matching the maturity of the projects they fund. The diversion of municipal issuance from tax-exempt bonds to taxable bonds created a supply shortage in the tax-exempt market, supporting prices and pushing yields lower. The yield on 15-30 year securities has fallen 35-50 basis points during the past 12 months, making long-dated municipals one of the best performing sectors.

A diversified portfolio of investment grade municipal bonds also benefited over the past 12 months from credit quality spread tightening. Municipal bond credit spreads continued to recover from the height of the financial crisis as investors were once again willing to add risk to their portfolios. Spreads on intermediate and long-maturity triple-B rated bonds tightened by 100-150 basis points over the past 12 months.

The tax-exempt yield curve has continued to flatten over the past year, but still remains steep by historical standards. The Fed has continued to hold short-term rates at low levels, anchoring the short-end of the yield curve, while longer-term yields have fallen as BABs displaced tax-exempt bonds and inflation remains subdued.

Although the Fund has benefited both from owning longer-dated securities as well as lower-rated investment quality bonds, the Fund invests along the yield curve and across all quality ratings.

The Fund’s overall credit quality is Aa3, while the State of New York’s general obligations debt continues to be rated Aa2/AA by Moody’s and Standard & Poor’s. The portfolio’s weighting in medium quality intermediate duration securities and lower quality long duration securities has contributed positively to the Fund’s performance over the past year, while holdings in high quality short duration securities limited performance. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 2.41%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 1.39%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital New York Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and pre-refunded bonds. The index is unmanaged and it is not possible to invest directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

New York Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing, and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions on New York City, however, would ultimately have an effect on the state.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

April 30, 2010  /  ANNUAL REPORT

11

MTB NEW YORK MUNICIPAL BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)3 and the Lipper New York Intermediate Municipal Debt Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	2.41%
5 Years	2.12%
10 Years	4.09%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.40%
After Waivers	0.75%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2010

12

MTB NEW YORK MUNICIPAL BOND FUND – CLASS B AND INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB New York Municipal Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2,3 and the Lipper New York Intermediate Municipal Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the BCNYTE2,3 and the Lipper New York Intermediate Municipal Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2010

	Class B	Institutional I
1 Year	1.39%	7.54%
5 Years	1.84%	3.21%
Start of Performance (8/18/03)	2.76%	3.78%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable for Class B Shares.

Annual Operating Expense Ratio

	Class B	Institutional I
Before Waivers	1.90%	1.15%
After Waivers	1.65%	0.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Lipper Average performance presented is as of the nearest month-end following inception date.

3	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2010  /  ANNUAL REPORT

13

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Pennsylvania Municipal Bond Fund (the “Fund”) returned 6.51% for Class A Shares, 5.54% for Class B Shares, and 6.62% for Institutional I Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 6.03% and 7.19% for the Barclays Capital 10-Year Municipal Bond Index.**

During the past 12 months, investors in the tax-exempt municipal bond market benefited from several factors impacting the market. The tax-exempt yield curve remains steep by historical standards as yields on long-maturity bonds were supported by the advent of Build America Bonds (BABs) and short-term interest rates have been held low by the Federal Reserve (the “Fed”). Credit spreads tightened as investors continued to get comfortable with risk and were attracted by higher yields. Many municipalities are experiencing severe budget crises as the weakness in housing and jobs continues to be a drag on economic growth. Most recently, the market has been somewhat impacted by the rating agencies “re-calibration” of their ratings scale, resulting in a multitude of ratings upgrades.

BABs, created by the American Recovery and Reinvestment Act, are issued by municipalities (states, counties or local governments) for the purpose of financing capital improvements. The interest earned on BABs is federally taxable to the investor however; the issuer receives a subsidy from the federal government equal to 35% of the interest paid to investors, therefore reducing their cost of borrowing. Since the tax credit goes to the issuer and the income from the bonds is taxable to the investor, these bonds are attractive to investors/entities that pay no U.S. income tax (pension plans, IRAs, foundations, endowments and foreign investors). Their maturity dates tend to be longer than ten years, better matching the maturity of the projects they fund. The diversion of municipal issuance from tax-exempt bonds to taxable bonds created a supply shortage in the tax-exempt market, supporting prices and pushing yields lower. The yield on 15-30 year securities has fallen 35-50 basis points during the past 12 months, making long-dated municipals one of the best performing sectors.

A diversified portfolio of investment grade municipal bonds also benefited over the past 12 months from credit quality spread tightening. Municipal bond credit spreads continued to recover from the height of the financial crisis as investors were once again willing to add risk to their portfolios. Spreads on intermediate and long-maturity triple-B rated bonds tightened by 100-150 basis points over the past 12 months.

The tax-exempt yield curve has continued to flatten over the past year, but still remains steep by historical standards. The Fed has continued to hold short-term rates at low levels, anchoring the short-end of the yield curve, while longer-term yields have fallen as BABs displaced tax-exempt bonds and inflation remains subdued.

Although the Fund has benefited both from owning longer-dated securities as well as lower-rated investment quality bonds, the Fund invests along the yield curve and across all quality ratings.

The Fund’s overall credit quality is A1, while the Commonwealth of Pennsylvania’s general obligation debt is rated Aa1/AA by Moody’s and Standard & Poor’s. The Fund’s performance was positively impacted by its holdings in lower quality securities as credit spreads tightened. The portfolio’s weightings in slightly longer dated maturities also contributed positively to the Fund’s performance as the yield curve flattened. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.67%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 0.54%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and it is not possible to invest directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

Pennsylvania Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Pennsylvania issuers. Pennsylvania’s economy has historically been dependent on heavy industry and agriculture but has diversified recently into medical and health services, education and financial services. Future economic difficulties in any of these industries could have an adverse impact on the finances of the state.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2010

14

MTB PENNSYLVANIA MUNICIPAL BOND FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Pennsylvania Municipal Bond Fund (Class A and B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,0003 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the BC10MB4, the BC7MB4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Institutional I
1 Year	1.67%	0.54%	6.62%
5 Years	2.51%	2.21%	3.54%
10 Years	4.14%	3.98%	4.74%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.37%	1.87%	1.12%
After Waivers	0.95%	1.84%	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2010  /  ANNUAL REPORT

15

MTB MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Maryland Municipal Bond Fund (the “Fund”) returned 9.24% for Class A Shares, 8.23% for Class B Shares, and 9.33% for Institutional I Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 6.03% and 7.19% for the Barclays Capital 10-Year Municipal Bond Index.**

During the past 12 months, investors in the tax-exempt municipal bond market benefited from several factors impacting the market. The tax-exempt yield curve remains steep by historical standards as yields on long-maturity bonds were supported by the advent of Build America Bonds (BABs) and short-term interest rates have been held low by the Federal Reserve (the “Fed”). Credit spreads tightened as investors continued to get comfortable with risk and were attracted by higher yields. Many municipalities are experiencing severe budget crises as the weakness in housing and jobs continues to be a drag on economic growth. Most recently, the market has been somewhat impacted by the rating agencies “re-calibration” of their ratings scale, resulting in a multitude of ratings upgrades.

BABs, created by the American Recovery and Reinvestment Act, are issued by municipalities (states, counties or local governments) for the purpose of financing capital improvements. The interest earned on BABs is federally taxable to the investor however; the issuer receives a subsidy from the federal government equal to 35% of the interest paid to investors, therefore reducing their cost of borrowing. Since the tax credit goes to the issuer and the income from the bonds is taxable to the investor, these bonds are attractive to investors/entities that pay no U.S. income tax (pension plans, IRAs, foundations, endowments and foreign investors). Their maturity dates tend to be longer than ten years, better matching the maturity of the projects they fund. The diversion of municipal issuance from tax-exempt bonds to taxable bonds created a supply shortage in the tax-exempt market, supporting prices and pushing yields lower. The yield on 15-30 year securities has fallen 35-50 basis points during the past 12 months, making long-dated municipals one of the best performing sectors.

A diversified portfolio of investment grade municipal bonds also benefited over the past 12 months from credit quality spread tightening. Municipal bond credit spreads continued to recover from the height of the financial crisis as investors were once again willing to add risk to their portfolios. Spreads on intermediate and long-maturity triple-B rated bonds tightened by 100-150 basis points over the past 12 months.

The tax-exempt yield curve has continued to flatten over the past year, but still remains steep by historical standards. The Fed has continued to hold short-term rates at low levels, anchoring the short-end of the yield curve, while longer-term yields have fallen as BABs displaced tax-exempt bonds and inflation remains subdued.

Although the Fund has benefited both from owning longer-dated securities as well as lower-rated investment quality bonds, the Fund invests along the yield curve and across all quality ratings.

The Fund’s overall credit quality is A1, while the State of Maryland’s general obligation debt continues to be rated in the highest category (Aaa/AAA) by Moody’s and Standard & Poor’s. The

Fund’s performance was positively impacted by its holdings in lower quality securities as credit spreads tightened. The portfolio’s weightings in slightly longer-dated maturities also contributed positively to the Fund’s performance as the yield curve flattened. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 4.30%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 3.23%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and it is not possible to invest directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2010

16

MTB MARYLAND MUNICIPAL BOND FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001 ,2,3 in the MTB Maryland Municipal Bond Fund (Class A and B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,0003 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the BC10MB,4 the BC7MB4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Institutional I
1 Year	4.30%	3.23%	9.33%
5 Years	2.58%	2.26%	3.63%
10 Years	4.24%	4.10%	4.88%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.38%	1.88%	1.13%
After Waivers	0.79%	1.70%	0.70%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemptions over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

April 30, 2010  /  ANNUAL REPORT

17

MTB VIRGINIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Virginia Municipal Bond Fund (the “Fund”) generated a positive return of 5.28% for Class A Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 6.03% and 7.19% for the Barclays Capital 10-Year Municipal Bond Index.**

During the past 12 months, investors in the tax-exempt municipal bond market benefited from several factors impacting the market. The tax-exempt yield curve remains steep by historical standards as yields on long-maturity bonds were supported by the advent of Build America Bonds (BABs) and short-term interest rates have been held low by the Federal Reserve (the “Fed”). Credit spreads tightened as investors continued to get comfortable with risk and were attracted by higher yields. Many municipalities are experiencing severe budget crises as the weakness in housing and jobs continues to be a drag on economic growth. Most recently, the market has been somewhat impacted by the rating agencies “re-calibration” of their ratings scale, resulting in a multitude of ratings upgrades.

BABs, created by the American Recovery and Reinvestment Act, are issued by municipalities (states, counties or local governments) for the purpose of financing capital improvements. The interest earned on BABs is federally taxable to the investor however; the issuer receives a subsidy from the federal government equal to 35% of the interest paid to investors, therefore reducing their cost of borrowing. Since the tax credit goes to the issuer and the income from the bonds is taxable to the investor, these bonds are attractive to investors/entities that pay no U.S. income tax (pension plans, IRAs, foundations, endowments and foreign investors). Their maturity dates tend to be longer than ten years, better matching the maturity of the projects they fund. The diversion of municipal issuance from tax-exempt bonds to taxable bonds created a supply shortage in the tax-exempt market, supporting prices and pushing yields lower. The yield on 15-30 year securities has fallen 35-50 basis points during the past 12 months, making long-dated municipals one of the best performing sectors.

A diversified portfolio of investment grade municipal bonds also benefited over the past 12 months from credit quality spread tightening. Municipal bond credit spreads continued to recover from the height of the financial crisis as investors were once again willing to add risk to their portfolios. Spreads on intermediate and long-maturity triple-B rated bonds tightened by 100-150 basis points over the past 12 months.

The tax-exempt yield curve has continued to flatten over the past year, but still remains steep by historical standards. The Fed has continued to hold short-term rates at low levels, anchoring the short-end of the yield curve, while longer-term yields have fallen as BABs displaced tax-exempt bonds and inflation remains subdued.

Although the Fund has benefited both from owning longer-dated securities as well as lower-rated investment quality bonds, the Fund invests along the yield curve and across all quality ratings.

The Fund’s overall credit quality is Aa2/AA while the Commonwealth of Virginia’s general obligation debt is in the highest category (Aaa/AAA) by Moody’s and Standard & Poor’s. While long-dated, lower quality securities were the strongest performing sectors of the municipal bond market during the past twelve months, the Fund did not fully participate in the rally as its holdings are focused on bonds in the intermediate-term maturity segment. We remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 0.57%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and it is not possible to invest directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors. Such changes could include changes in political parties in power, government spending cuts or economic downturn.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2010

18

MTB VIRGINIA MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Virginia Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	0.57%
5 Years	2.42%
10 Years	4.22%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.88%
After Waivers	0.84%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB, the Lipper Virginia Municipal Debt Funds Average, and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BC10MB, BC7MB, the Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio.

April 30, 2010  /  ANNUAL REPORT

19

MTB INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Intermediate-Term Bond Fund (the “Fund”) returned 11.43% for Class A Shares, 10.50% for Class B Shares, and 11.62% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index,** which returned 7.37% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average*** which returned 11.51%.

Over the course of the year, the US economy was aided by an almost record amount of fiscal and monetary stimuli. While significant economic stresses such as an elevated unemployment rate remain, economic growth resumed. This buoyed the fixed income markets, particularly those sectors which dramatically underperformed last year. In anticipation of a rebound in the corporate sector of the bond market, the Fund increased its allocation to corporate bonds, particularly newly issued corporates. Amidst a rebounding economy and a soon to be record amount of US Treasury supply, the Fund significantly reduced both its US Treasury and US Government Agency positions. Both of these actions greatly reduced the defensive composition of the Fund over the course of the year as well as added to performance.

We expect the Federal Reserve to raise the federal funds rate in the fourth quarter of 2010, beginning what should be a secularly higher move in the term structure of interest rates. As such, we will remain cautious about adding additional interest rate risk in the Fund, particularly with interest rates as low as they are now. Recent economic turmoil in Europe and a stubbornly high unemployment rate suggest that the almost record amount of outperformance in corporates should diminish over the next few months as investors around the world become more defensive. Given this scenario, the Fund has begun to reduce its positions in the financial sector of the corporate bond market, reducing large money center banks in favor of industrial and consumer cyclical corporate bond issuers.

The Fund will continue to analyze the changing economic conditions with the various valuations within the fixed income markets and migrate to those sectors that offer the most compelling value.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 6.41%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 5.50%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital Intermediate Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2010

20

MTB INTERMEDIATE-TERM BOND FUND – CLASS A, B AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Intermediate-Term Bond Fund (Class A and B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)3,4 and the Lipper Short Intermediate Investment Grade Debt Funds Average.3,4 As Class C Shares do not have more than six months of operating results, a line graph of a $10,000 investment is not presented.

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Class C5
1 Year	6.41%	5.50%	N/A
5 Years	4.55%	4.35%	N/A
Start of Performances[5]	4.34%	4.17%	0.10%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares and 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class B	Class C5
Before Waivers	1.35%	1.85%	2.10%
After Waivers	0.78%	1.63%	2.10%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average performance presented is as of the nearest month-end following inception date.

4	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

5	The total return for Class C Shares represents the cumulative performance for the period March 31, 2010 (commencement of operations) through April 30, 2010. The start of performance for Class A and B Shares was August 18, 2003.

April 30, 2010  /  ANNUAL REPORT

21

MTB INTERMEDIATE-TERM BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate-Term Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)2 and the Lipper Short Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	11.62%
5 Years	5.71%
10 Years	6.04%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.10%
After Waivers	0.63%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

ANNUAL REPORT  /  April 30, 2010

22

MTB INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Income Fund (the “Fund”) returned 13.13% for Class A Shares, 12.27% for Class B Shares, and 13.39% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index,** which returned 8.30% and its peer group, the Lipper Corporate A-Rated Debt Funds Average*** which returned 16.22%.

This past fiscal year saw a continuation of the economic and market recovery that was in its infancy at this time last year. The catalyst for this economic recovery continued to be an extremely accommodative Federal Reserve (the “Fed”) and various government stimulus programs that included “cash for clunkers” and a homebuyer tax credit. The government’s stimulus package totaled $787 billion. During the fiscal year, the Fed maintained the 0 to 25 basis points federal funds target. Furthermore, the Fed minutes stated “The Committee will maintain the target range … and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Investors continued to favor riskier assets such as corporate bonds over treasury securities. Interest rates on treasury yields moved higher over the year. Longer-term interest rates moved higher than short-term interest rates causing the yield curve to steepen. The interest rate differential between the 2-year treasury and 10-year treasury reached its highest point ever in February, a spread of 2.91%. The short end of the yield curve has been anchored by the Fed maintaining the historically low federal funds target. Longer-term yields have been reacting to the record amount of issuance of treasury bonds required to finance the stimulus programs, record budget deficits and the improving economy.

By the Fed keeping short-term rates so low, the Fed also aided the mortgage backed securities market by purchasing $1.25 trillion of these securities. The impact of this Fed program which expired on March 31, 2010 was to reduce the risk premium on these securities and ultimately allow mortgage rates to remain low even as longer-term treasury yields increased. The government also provided a boost for the housing market by providing a tax credit for homebuyers. The combination of these programs stabilized the housing market. Concurrently, the “cash for clunkers” program aided the auto industry and the entire manufacturing sector has rebounded. The ISM’s manufacturing survey reached its highest level since 2004, in April 2010. The consumer’s confidence has also improved as the equity market has rebounded and retail sales have increased for each of the past 7 months. Although the unemployment rate has moved higher over the past year and peaked in October 2009 at 10.2%, the highest level since 1983, the economy has started to create jobs. The first four months of 2010 have seen an increasing number of jobs being created each month. In April, the economy produced 290,000 jobs which is the best monthly job creation since March of 2006. The aforementioned positive economic signs and inventory rebuilding have resulted in economic growth. The broadest measure of economic growth, the gross domestic product (“GDP”), has increased over the past 3 quarters after 4 declining quarters of GDP which was the most severe recession since the great depression! Inflation continues to be subdued as wage pressure is nonexistent given the very high unemployment rate and the economy continues to have a tremendous amount of excess capacity. The capacity utilization rate has rebounded from its all-time low, but still remains well below historical averages. The consumer price index at the core level is only up 1.1% for the past year, its lowest level since 1966!

As the economy improved, productivity soared and corporate earnings increased. The improved economic environment coupled with wide risk premiums resulted in the best year ever for the corporate bond market as measured by excess return in 2009 as investors returned to the corporate bond market. During the fiscal year, the average risk premium for investment grade corporate bonds declined by 297 basis points from 440 basis points to 143 basis points at April 30, 2010 according to Barclays Capital. The mortgage backed securities market also provided a tremendous amount of excess return as the combination of the Fed purchase program and low interest rate volatility caused risk premiums to tighten to all-time low levels.

Over the course of the year, the US economy was aided by an almost record amount of fiscal and monetary stimuli. While significant economic stresses such as an elevated unemployment rate remain, economic growth resumed. This buoyed the fixed income markets, particularly those sectors which dramatically underperformed last year. In anticipation of a rebound in the corporate sector of the bond market, the Fund increased its allocation to corporate bonds, particularly newly issued corporates. Amidst a rebounding economy, and a soon to be record amount of US Treasury supply, the Fund significantly reduced both its US Treasury and US Government Agency positions. Both of these actions greatly reduced the defensive composition of the Fund over the course of the year as well as added to its performance.

We expect the Fed to raise the federal funds rate in the fourth quarter of 2010, beginning what should be a secularly higher move in the term structure of interest rates. As such, we will remain cautious about adding additional interest rate risk in the Fund, particularly with interest rates as low as they are now. Recent economic turmoil in Europe and a stubbornly high unemployment rate suggest that the almost record amount of outperformance in corporates should diminish over the next few months as investors around the world become more defensive. Given this scenario, the Fund has begun to reduce its positions in the financial sector of the corporate bond market, reducing large money center banks in favor of industrial and consumer cyclical corporate bond issuers

The Fund will continue to analyze the changing economic conditions with the various valuations within the fixed income markets and migrate to those sectors that offer the most compelling value.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A

April 30, 2010  /  ANNUAL REPORT

23

Shares was 7.99%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 7.27%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2010

24

MTB INCOME FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Income Fund (Class A and B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)4 and the Lipper Corporate A-Rated Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,0003 in the MTB Income Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital Aggregate Bond Index (BCAB)4 and the Lipper Corporate A-Rated Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Institutional I
1 Year	7.99%	7.27%	13.39%
5 Years	3.51%	3.32%	4.66%
10 Years	4.91%	4.79%	5.57%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.31%	1.81%	1.06%
After Waivers	0.78%	1.63%	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestments of all dividends and distributions. The BCAB and the Lipper Corporate A-Rated Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The BCAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

April 30, 2010  /  ANNUAL REPORT

25

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Managed Allocation Fund—Conservative Growth (the “Fund”) returned 20.81% for Class A Shares and 20.10% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned 38.84%, and Barclays Capital U.S. Aggregate Bond Index** which returned 8.30%.

The portfolio rebounded nicely over the past fiscal year, helped by the rebound in the equity markets from their March 2009 lows. The fixed income securities, which represent more than one-half of the portfolio and provided support in the bear market during the 2009 fiscal year, tempered the performance of this Fund in the fiscal year ended April 30, 2010. Within the fixed income portion of the portfolio, we had positioned the Fund in April 2009 with greater exposure to corporate bonds relative to government bonds with the use of the MTB Income Fund and added slightly to that fund in September 2009. With the fixed income markets posting wide ranging returns during the past year (government bonds, as represented by the Barclays Capital Government Bond Index, returned just 2%, while corporate bonds, as represented by the Barclays Capital Corporate Bond Index, returned almost 20%), our corporate bond bias paid off for the Fund.

Equities represented approximately 45% of the portfolio over the past year and contributed the majority to the annual performance of the Fund. While all equities posted strong returns from May 1, 2009 to April 30, 2010, mid and small capitalization stocks outperformed their large cap peers during this time. With approximately 5% of the portfolio invested in the MTB Mid Cap Growth and MTB Small Cap Growth Funds, these allocations helped the Fund’s overall performance. International equities lagged U.S. equities slightly over the past year (the MSCI EAFE Net Index return was 34.4% versus 38.8% for the S&P 500 Index), but our 3% reduction in the MTB International Equity Fund in September 2009 (used to increase the MTB Income Fund position as discussed above) seemed to be well timed and helped to limit some of the minor performance drag from our bet on international stocks (currently 15% of the portfolio and 18% prior to September 2009).

Looking forward, we are excited about the upcoming changes to this Fund. In June, after the proxy voting is completed, we anticipate this Fund to merge into the MTB Strategic Allocation Fund. This merger could allow us to take advantage of opportunities in the marketplace that we are not currently able to capitalize upon such as the ability to purchase a variety of other investment vehicles.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 15.91%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 15.10%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2010

26

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Standard & Poor’s 500 Index (“S&P 500”).2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	15.91%
5 Years	1.72%
10 Years	2.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.00%.

Annual Operating Expense Ratio

Before Waivers	3.00%
After Waivers	1.76%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund.

April 30, 2010  /  ANNUAL REPORT

27

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2010, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Standard & Poor’s 500 Index (“S&P 500”).2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	15.10%
5 Years	1.63%
Start of Performance (4/30/02)	1.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	3.50%
After Waivers	2.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2010

28

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Managed Allocation Fund—Moderate Growth (the “Fund”) returned 28.39% for Class A Shares and 27.37% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned 38.84%, and Barclays Capital U.S. Aggregate Bond Index,** which returned 8.30%.

The portfolio rebounded nicely over the past fiscal year, helped by the rebound in the equity markets from their March 2009 lows. Equities represented approximately 65% of the portfolio over the past year. While all equities posted strong returns from May 1, 2009 to April 30, 2010, mid and small capitalization stocks outperformed their large cap peers during this time. With approximately 10% of the portfolio invested in the MTB Mid Cap Growth and MTB Small Cap Growth Funds, these allocations helped the Fund’s overall performance. International equities lagged U.S. equities slightly over the past year (the MSCI EAFE Net Index return was 34.4% versus 38.8% for the S&P 500 Index), but our 4% reduction in the MTB International Equity Fund in September 2009 seemed to be well timed and helped to limit some of the minor performance drag from our bet on international stocks (currently 21% of the portfolio and 25% prior to September 2009).

The fixed income markets posted wide ranging returns during the past fiscal year. Government bonds, as represented by the Barclays Capital Government Bond Index, returned just 2%, while corporate bonds, as represented by the Barclays Capital Corporate Bond Index, returned almost 20%. Our decision to reduce our government bond exposure in April 2009 in favor of corporate bonds (discussed in the April 2009 Annual Report) paid off. In addition, in September 2009, we used the proceeds from our international equity reduction (discussed above) to add to the Income and Intermediate Term Bond Funds, bringing total fixed income exposure in the portfolio up from 28% to 32%.

Looking forward, we are excited about the upcoming changes to this Fund. In June, after the proxy voting is completed, we anticipate this Fund to merge into the MTB Strategic Allocation Fund. This merger could allow us to take advantage of opportunities in the marketplace that we are not currently able to capitalize upon such as the ability to purchase a variety of other investment vehicles.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 22.55%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 22.37%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2010  /  ANNUAL REPORT

29

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class A Shares (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	22.55%
5 Years	1.94%
10 Years	1.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	2.27%
After Waivers	1.65%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

ANNUAL REPORT  /  April 30, 2010

30

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class B Shares (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2010, compared to the Standard & Poor’s 500 Index (“S&P  500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	22.37%
5 Years	1.78%
Start of Performance (4/30/02)	1.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	2.77%
After Waivers	2.46%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

April 30, 2010  /  ANNUAL REPORT

31

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Managed Allocation Fund—Aggressive Growth (the “Fund”) returned 37.55% for Class A Shares and 36.87% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned 38.84%, and Barclays Capital U.S. Aggregate Bond Index,** which returned 8.30%.

The portfolio rebounded nicely over the past fiscal year, helped by the rebound in the equity markets from their March 2009 lows. Equities represented approximately 95% of the portfolio for the majority of the fiscal year. While all equities posted strong returns from May 1, 2009 to April 30, 2010, mid and small capitalization stocks outperformed their large cap peers during this time. With approximately 10% of the portfolio invested in the MTB Mid Cap Growth and MTB Small Cap Growth Funds, these allocations helped the Fund’s overall performance. International equities lagged U.S. equities slightly over the past year (the MSCI EAFE Net Index return was 34.4% versus 38.8% for the S&P 500 Index), but our 3% reduction in the MTB International Equity Fund in September 2009 seemed to be well timed and helped to limit some of the minor performance drag from our bet on international stocks (currently 28% of the portfolio and 31% prior to September 2009).

Proceeds from the international equity reduction in September were used to increase the bond exposure in the portfolio slightly (from 1% to 4%), specifically through the use of the MTB Income Fund. The fixed income markets posted wide ranging returns during the past year. Government bonds, as represented by the Barclays Capital Government Bond Index, returned just 2%, while corporate bonds, as represented by the Barclays Capital Corporate Bond Index, returned almost 20%. Our decision to add to the Income Fund position, with its exposure to corporate bonds, allowed us to take advantage of the attractiveness of corporate bonds at that time.

Looking forward, we are excited about the upcoming changes to this Fund. In June, after the proxy voting is completed, we anticipate this Fund to merge into the MTB Strategic Allocation Fund. This merger could allow us to take advantage of opportunities in the marketplace that we are not currently able to capitalize upon such as the ability to purchase a variety of other investment vehicles.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 30.74%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 31.87%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2010

32

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	30.74%
5 Years	0.55%
10 Years	(0.27)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.00%.

Annual Operating Expense Ratio

Before Waivers	2.92%
After Waivers	1.86%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.00% ($10,000 investment minus $500 sales charge = $9,500). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

April 30, 2010  /  ANNUAL REPORT

33

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2010, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Return for the Period Ended April 30, 2010

1 Year	31.87%
5 Years	0.75%
Start of Performance (4/30/02)	1.14%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	3.42%
After Waivers	2.43%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2010

34

MTB STRATEGIC ALLOCATION FUND

(formerly MTB Balanced Fund*)

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Strategic Allocation Fund* (the “Fund”) returned 25.48% for Class A Shares, 24.59% for Class B Shares, and 25.79% for Institutional I Shares, based on net asset value,** versus its benchmarks, the S&P 500 Index*** which returned 38.84%, and Barclays Capital U.S. Aggregate Bond Index,*** which returned 8.30%.

DePrince, Race & Zollo, Inc. (Sub-Advisor May 1, 2009 - March 22, 2010)

DePrince, Race & Zollo, Inc. (DRZ) served as sub-advisor for the value portion of the MTB Balanced Fund from November 2006 through March 22, 2010.

For the time period beginning May 1, 2009 through March 22, 2010, the portfolio outperformed the S&P 500 Index. Nearly all sectors of the portfolio outperformed; however, strong stock selection within information technology and consumer staples contributed the most to the portfolio’s outperformance. Within the information technology sector, Jabil Circuit, Inc., Harris Corp., and Xerox Corp. were the main contributors. Within the consumer staples sector, Avon Products, Inc. and Safeway, Inc. were the main contributors. Other contributors worth noting include Exxon Mobil Corp. and SunTrust Banks, Inc.

The portfolio began liquidating its holdings on March 16, 2010 in anticipation of the MTB Balanced Fund’s change in strategy to the MTB Strategic Allocation Fund, and was 100% invested in cash on March 22, 2010.

MTB Investment Advisors, Inc.

We look at our fiscal year beginning on May 1, 2009 as a close proximity to the start of a global equity recovery. The equity markets peaked in October of 2007, as that date ended the prior bull market, and was to be the beginning of the worst economic downturn since the Great Depression. The markets struggled through most of 2008, before collapsing in September with the failure of Lehman Brothers and the distressed sale of Merrill Lynch to Bank of America. The equity markets were sent into a tailspin, losing an additional 42% to their nadir in March of 2009. The start of our fiscal year was only a few short weeks after the equity markets made that historic bottom. Our fiscal year ended April 30, 2010 was solid by any financial metric. We delivered sound performance and gave shareholders the confidence that a true equity recovery was underway. Sure there were periods of market consolidation, but overall the market trend was positive as the Fund appreciated throughout the year. The severe recession forced companies to cut costs in order to survive. Now with a leaner and more efficient entity, these same companies are delivering solid earnings growth, which has propelled their share prices to higher levels.

As global stimulation transpired, economies slowly began to recover. The Fund did have a number of issues that responded positively to this global effort. The top performers during our fiscal year were again quite an eclectic group and void of any central theme. Cliffs Natural Resources, Inc. (“Cliffs”) was the Fund’s top performing equity. Cliffs is a world leader in the mining of iron-ore, an essential material in the manufacturing of steel. As China and India grew at a torrid double-digit pace, these countries needed that steel to complete countless infrastructure projects. Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) was another winning equity holding during our fiscal year. Last year, Starwood was a down and out stock. The company had been ravaged by the severe recession. We felt that the stimulus package would inject the needed capital to stem the recessionary tide. The company operates a number of luxury and upscale franchise hotels. Our confidence in an economic recovery turned this early investment into a solid top performer.

The Fund was negatively impacted by a couple of technology companies with exposure to hand-held mobile devices. With the introduction of the I Phone and the Android, a rather compact market became oversaturated with similarly functioning devices. As consumers shifted to the newer products, the older products manufactured by Palm and Research in Motion started to lose share. The impact of this share loss also had a bearing on their stock price. Hewlett-Packard Co. eventually decided to buy the Palm operating technology but at a fraction of its former share price, and Research in Motion struggled in its efforts to reclaim its market leading status after the release of the Apple i Phone product.

As we reflect on fiscal year 2010, we were quite happy with our performance. The recession appears to be behind us. We delivered positive shareholder appreciation during the year. We do continue to look for enhanced market volatility throughout the upcoming year. When the world is impacted by a recession of this magnitude, it will take time before each pocket of the globe can declare economic victory, however our domestic market does appear to be well on its way to healthy recovery.

This past fiscal year saw a continuation of the economic and market recovery that was in its infancy at this time last year. The catalyst for this economic recovery continued to be an extremely accommodative Federal Reserve (the “Fed”) and various government stimulus programs that included “cash for clunkers” and a homebuyer tax credit. The government’s stimulus package totaled $787 billion. During the fiscal year, the Fed maintained the 0 to 25 basis points federal funds target. Furthermore, the Fed minutes stated “The Committee will maintain the target range … and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Investors continued to favor riskier assets such as corporate bonds over treasury securities. Interest rates on treasury yields moved higher over the year. Longer-term interest rates moved higher than short-term interest rates causing the yield curve to steepen. The interest rate differential between the 2-year treasury and 10-year treasury reached its highest point ever in February, a spread of 2.91%. The short end of the yield curve has been anchored by the Fed maintaining the historically low federal funds target. Longer-term yields have been reacting to the record amount of issuance of

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treasury bonds required to finance the stimulus programs, record budget deficits and the improving economy.

By the Fed keeping short-term rates so low, the Fed also aided the mortgage backed securities market by purchasing $1.25 trillion of these securities. The impact of this Fed program which expired on March 31, 2010 was to reduce the risk premium on these securities and ultimately allow mortgage rates to remain low even as longer- term treasury yields increased. The government also provided a boost for the housing market by providing a tax credit for homebuyers. The combination of these programs stabilized the housing market. Concurrently, the “cash for clunkers” program aided the auto industry and the entire manufacturing sector has rebounded. The ISM’s manufacturing survey reached its highest level since 2004, in April 2010. The consumer’s confidence has also improved as the equity market has rebounded and retail sales have increased for each of the past 7 months. Although the unemployment rate has moved higher over the past year and peaked in October 2009 at 10.2%, the highest level since 1983, the economy has started to create jobs. The first four months of 2010 have seen an increasing number of jobs being created each month. In April, the economy produced 290,000 jobs which is the best monthly job creation since March of 2006. The aforementioned positive economic signs and inventory rebuilding have resulted in economic growth. The broadest measure of economic growth, the gross domestic product (“GDP”), has increased over the past 3 quarters after 4 declining quarters of GDP which was the most severe recession since the great depression! Inflation continues to be subdued as wage pressure is nonexistent given the very high unemployment rate and the economy continues to have a tremendous amount of excess capacity. The capacity utilization rate has rebounded from its all-time low, but still remains well below historical averages. The consumer price index at the core level is only up 1.1% for the past year, its lowest level since 1966!

As the economy improved, productivity soared and corporate earnings increased. The improved economic environment coupled with wide risk premiums resulted in the best year ever for the corporate bond market as measured by excess return in 2009 as investors returned to the corporate bond market. During the fiscal year, the average risk premium for investment grade corporate bonds declined by 297 basis points from 440 basis points to 143 basis points at April 30, 2010 according to Barclays Capital. The mortgage backed securities market also provided a tremendous amount of excess return as the combination of the Fed purchase program and low interest rate volatility caused risk premiums to tighten to all-time low levels.

On March 23, 2010, the strategy of the Fund changed. As a result, we diversified the Fund into a variety of new asset classes including international equities and fixed income, emerging market equities and debt, international real estate, natural resources, and floating rate bonds. On the equity side, the 13% allocation to international equities was made through the purchase of the Harbor International Fund, the 8% allocation to emerging market equities through the purchases of the Lazard Emerging Markets Equity Portfolio and the Guinness Atkinson - China & Hong Kong Fund, the 2% allocation to international real estate through the purchase of the Alpine International Real Estate Equity Fund, and the 1% allocation to natural resources through the purchase of the RS Global Natural Resources Fund. On the fixed income side, the 3% allocation to emerging market fixed income was made through the purchase of the MFS Emerging Markets Debt Fund, the 2% allocation to international investment grade fixed income through the purchase of the Dreyfus International Bond Fund, and the 2% allocation to bank loans through the purchase of the Ridgeworth Seix Floating Rate High Income Fund. These changes brought the asset allocation of the Fund from 52% U.S. large cap equities and 48% U.S. fixed income to 22% U.S. large cap equities, 23% non-U.S. equities, 47% U.S. fixed income, 5% non-U.S. fixed income and 3% cash/money market securities. The additional investments we have introduced into the portfolio seek to capitalize upon opportunities we see for future growth within the global economy, using what we believe to be superb money managers within those specific areas.

*	MTB Balanced Fund was renamed MTB Strategic Allocation Fund effective 3/23/10.

**	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 18.57% adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 19.59%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

***	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The indexes are unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

The Consumer Price Index provides a measure of inflation at the retail level.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

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MTB STRATEGIC ALLOCATION FUND (Formerly MTB Balanced Fund) – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Strategic Allocation Fund (Class A and B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Standard & Poor’s 500 Index (“S&P 500”)3,4, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)3,4 and the Lipper Mixed Asset Target Allocation Growth Funds Average.3,4

The graph below illustrates the hypothetical investment of $100,0003 in the MTB Strategic Allocation Fund (Institutional I Proper Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the S&P 5003,4, the BCAB3,4 and the Lipper Mixed Asset Target Allocation Growth Funds Average.3,4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B	Institutional I
1 Year	18.57%	19.59%	25.79%
5 Years	2.43%	2.44%	3.75%
10 Years	(0.02)%	(0.06)%	0.68%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	2.35%	2.85%	2.10%
After Waivers	1.09%	1.84%	0.92%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the Lipper Mixed Asset Target Allocation Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	S&P 500, BCAB and the Lipper Mixed Asset Target Allocation Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Strategic Allocation Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

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MTB LARGE CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Large Cap Value Fund (the “Fund”) returned 41.02% for Class A Shares, 39.91% for Class B Shares, and 41.23% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 1000 Value Index,** which returned 42.28%.

Looking back to April of 2009, would it have been reasonable to think that the U.S. equity markets could appreciate in excess of 40% in the past year, thereby recouping a significant portion of the losses incurred in the previous twelve months? Probably, and why not? Valuations were depressed, and fear was rampant. While the economy was clearly on a downward path, that fact was widely understood. So while it was certainly reasonable to think the markets could rebound, many investors were so traumatized by their losses that expectations remained low at the market’s depths in 2009.

The magnitude and volatility of events experienced in the past two years in the global economy and securities markets (fixed income and equity) have been extraordinary. The destruction of wealth triggered by collapses in real estate, equity markets, capital markets, and commodities nearly brought the global financial system and economic activity to the breaking point. While bullish sentiment in March 2009 was virtually nonexistent, bearish sentiment is currently at low levels. There is a much higher level of complacency today, which is never a good sign. For many observers, uncertainty appears to be the new certainty. Fundamentally, we believe that is always the case, though one must clearly acknowledge that the potential range of outcomes has widened materially, particularly with the recent events in Europe. However, we believe that the structural risk among U.S. corporations going forward is much lower than it was at the end of 2008 through improved balance sheets, better capital ratios, and lower leverage. Corporations raised in excess of $200 billion of common equity in the U.S. in 2009 (secondary offerings, not including IPOs) with financial companies accounting for 60% of that total. Additionally, corporate liquidity was enhanced, and financial risk lessened, with the “re-opening” of the corporate debt market, the major contraction in corporate debt spreads, the resumption of asset sales, and an increase in merger and acquisition activity.

Before proceeding to the portfolio review, we’d like to offer a few additional comments. We had expected to profit significantly more from recapitalization opportunities over the course of the last year, but the magnitude of the increase in the equity markets, particularly in most finance stocks from March to mid-May 2009 prior to issuing capital, made those potential investments much less attractive. Prior to that explosive rally, the market viewed any company needing capital as almost un-investable. It was that disconnect of which we wanted to take advantage. In fact, the finance sector has been among the poorest performing groups since that initial rally, with many companies’ shares trading below the prices of their secondary offerings. However, we opportunistically made several investments in financial companies in the past year that benefitted performance. Additionally, we continued to invest in our research capability through the addition of two senior analysts during the market turmoil. Finally, we passionately believe that our investment philosophy and process is appropriate for these challenging times.

We employ a senior, seasoned investment team focused on identifying companies with 1) attractive, absolute valuation, 2) favorable risk/reward and downside protection, and 3) the identification of inflection points/catalysts/change that will lead to recognition of value or improvement in cash flow/profitability.

The Fund’s investments in the financial sector, especially insurance, performed well for the year. The investment in MetLife, Inc. (“MetLife”) rose sharply as the company announced its acquisition of American Life Insurance Co. (ALICO), which was AIG’s second largest foreign life insurance unit. The acquisition will transform MetLife—the number one life insurance company in the U.S.—to a global powerhouse. The deal more than triples the size of MetLife’s international business such that it will now account for roughly one-third of total earnings while simultaneously making its bottom line significantly less sensitive to equity market movements and interest rates. Like most other life insurers, MetLife underperformed in 2008/early 2009 as its investments suffered losses amid the market meltdown, and it had to boost reserves and capital to back up guaranteed-minimum retirement income products. The company used the past year’s capital market rally to raise $1.75 billion of capital to shore up its balance sheet to take advantage of market opportunities, such as the ALICO acquisition. Shares of Genworth Financial, Inc. (“Genworth”) continued their dramatic rise on increasing confidence that the company’s operating results are turning the corner, especially in its domestic mortgage insurance business which had been the largest source of concern for investors. Although mortgage delinquencies continue to rise, higher rescission rates, better pricing on new home sales, and signs of stabilization in the housing market are providing reasons for optimism. The company has greatly improved its capital and liquidity position through the IPO of its Canadian mortgage insurance operation along with recent debt and equity raises. We believe Genworth is well-positioned to benefit from the bottoming and eventual rebound in the housing market. Operating results for Hartford Financial Services Group, Inc. (“Hartford”) are also poised to improve given the recovery in the equity markets, tighter credit spreads, and a more stable balance sheet. Although we remain cautious on their life insurance division, operating trends appear to have bottomed. The outlook for their property casualty business is more favorable given that roughly half of their P&C premiums stem from the company’s AARP personal lines and small commercial segments. These businesses are less susceptible to rising competition given Hartford’s preferred provider status with the AARP, and relatively lower competition in the small commercial market. In March 2010, the company raised capital (equity and debt) to repay TARP (Troubled Asset Relief Program), removing an overhang on the company’s valuation. Hartford repaid this commitment sooner than most investors had expected, signaling that new management plans to be proactive/aggressive in the company’s restructuring.

At this time last year, anxiety was at an all time high in the banking industry as companies awaited the government’s stress-test results. Since then, many banks have come a long way in improving their capital positions by divesting assets and/or selling debt/equity. While macro economic and bank specific trends are beginning to head in the right direction (i.e. credit quality showing signs of stabilization),

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uncertainty remains given new industry standards/regulations, TARP repayment, ultimate capital needs, and possible capital deployment. Our current bank investments include Citigroup, Inc. (“Citigroup”), JP Morgan Chase & Co. and Wells Fargo & Co. (“Wells Fargo”). These stocks posted solid gains for the year, led by a robust 66%+ gain in Wells Fargo. Last December, we initiated a position in Citigroup as they issued equity at $3.15/share in order to repay TARP. Citigroup has made significant strides improving its capital and liquidity position, has reduced exposure in Citigroup Holdings, and has begun to generate positive earnings. We believe that the disposition of the government’s ownership stake in Citigroup (27% of the total shares outstanding) can be facilitated without significant disruption. We reduced the Fund’s stake in March 2010 after substantial appreciation.

During the past year the Fund benefitted from its exposure to energy, particularly independent exploration and production companies. Energy investments Apache Corp. (“Apache”), ConocoPhillips, Halliburton Co. (“Halliburton”), Hess Corp. (“Hess”), and Noble Energy, Inc. (“Nobel”) were among our best performing stocks. In the backdrop of improving industry fundamentals and rising oil prices (crude approached $80 per barrel during the period, up from the mid-$60’s a few months ago, and the low-$30’s at the beginning of 2009), all of these companies had specific operational catalysts that contributed to investors taking increased interest in the stocks. Apache announced an agreement to sell natural gas for future delivery in Argentina at substantially higher prices than they were receiving previously. The company also announced that it would develop and monetize a natural gas asset in Australia with Chevron, giving investors greater clarity on the project. Hess’s stock price rose given continued favorable acceptance of its new operating strategy that balances high-impact exploration with lower risk oil and gas shale plays. The company also reported solid success with its Australian gas drilling programs. Halliburton continues to gain significant market share in the pressure pumping industry, while the catalyst for Noble was its signing of a long-term contract to sell at least 23% of the gas from its Tamar discovery in offshore Israel at a price indexed to Brent Crude oil. The company is also ramping up its exploration programs with 7-9 major wells set to drill in 2010. We recently initiated a position in Canadian Natural Resources, and increased our stake in ConocoPhillips. ConocoPhillips announced a corporate restructuring whereby it will focus on selling $15-$20 billion of assets, reduce debt, and improve returns on capital. The company is one of the cheapest integrated oil stocks despite having high quality downstream assets, and the potential for further asset re-structuring. We eliminated our position in EOG Resources in favor of an investment in Canadian Natural Resources Ltd., which offered better valuation and more visible catalysts. Additionally we also initiated a position in Occidental Petroleum Corp. (“Occidental”). Occidental is well managed, has some promising projects, particularly in California, and generates high returns with significant free cash flow.

The Fund’s healthcare stocks held back overall performance. While portfolio holding Merck & Co., Inc. posted a 50%+ gain as the company closed its merger with Schering Plough, Sanofi-Aventis SA and Amgen, Inc. (“Amgen”) only modest gains. Amgen stock lagged after the release of data that caused further concerns regarding the safety of its Aranesp anemia drug in chronic kidney disease. We nevertheless believe Amgen offers compelling risk/reward and has several positive catalysts in the upcoming months. Managed care provider, Aetna, Inc., delivered good performance as it became more apparent that managed care companies would not be as severely impacted by health care reform as the market had feared.

Defense stocks trailed the market’s rebound for the year. Towards the end of the year valuations began to rebound from levels near historic lows that reflected expectations of dramatic future declines in defense budgets. Lockheed Martin Corp. (“Lockheed”) shares rose modestly during the year as the Department of Defense (DoD) lowered its expectations on the company’s F-35 Joint Strike Fighter (JSF) program. The JSF is both Lockheed and the DoD’s largest program and it has come under considerable pressure for delays and cost overruns. The DoD re-based the program by adding another year to the development phase, slowing the production ramp, and delaying entry into service from 2013 to 2015. While this change does have negative consequences for the medium term revenues for Lockheed, the revised time table provides lower risk for the company given the reduced chance of falling behind. Importantly, the delay does not necessarily lower the margins on the project. Our investment in Raytheon also appreciated less than the market. In light of the outlook for slower DoD spending growth, the company has emphasized international sales as a key source of future growth. The company noted that it was in ongoing discussions with several countries to add or upgrade Patriot missile systems, which the company provides. Raytheon is the most diverse of the five major defense contractors, and it margins tend to be higher relative to its peers given its focus on electronics. A long term focus at the DoD is on defense electronics and sensor technology, which should bolster the company’s growth profile.

Performance of gold companies AngloGold Ashanti Ltd. and Barrick Gold Corp. was good for the year. The stocks posted gains of 36.6% and 51.2%, respectively as gold bullion surpassed $1,200 per ounce. We are optimistic on the outlook for our gold mining stocks based on internal drivers for the companies, without betting on further increases in gold prices. Fertilizer investment Mosaic appreciated significantly as the company came to terms with the Chinese government for its 2010 potash supplies, providing greater visibility to the market with regards to pricing and volumes. Investors are also expecting fertilizer volumes to recover in 2010 as farmers restock given better harvests and crop prices this year.

Although the global recession ended last summer, the outlook for economic recovery still appears mixed. Developed economies, restrained by the consequences of both property and credit bubbles, are likely to grow at rates meaningfully below those of prior economic recoveries. In contrast, the prospects for developing economies such as China, India and Brazil seem much healthier. Since last summer U.S. real gross domestic product growth turned modestly positive as inventory liquidation decelerated, and auto/housing activity was boosted by government stimulus. Recently growth has also benefitted as both manufacturing activity and final sales continue to improve. However, despite the recent improvement, the sustainability of economic growth in the months ahead could be derailed by the waning impact of government stimulus, continuing deleveraging, increased regulation, higher taxes, high unemployment, and possible contagion from European sovereign debt problems. Looking forward, we are cautious given the lack of economic visibility and the significant rally in the markets since March 2009. We do not believe that we have a “crystal ball” to forecast economic and market events, and do not believe any investor has

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the ability to do so consistently. The list of potential issues (deficits, inflation, interest rates, taxation, capital standards, and regulation) is substantial and concerning. Our strategy in 2010 is to maintain our disciplined investment philosophy and process. We believe there are a number of compelling investment opportunities currently within a market that does not broadly offer great value, and we expect that volatility, fear, and greed will create future opportunities as well.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 33.25%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 34.91%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

ANNUAL REPORT  /  April 30, 2010

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MTB LARGE CAP VALUE FUND – CLASS A AND B SHARES

The graph below illustrates the hypothetical investment of $10,0001 ,2,3 in the MTB Large Cap Value Fund (Class A and Class B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell 1000 Value Index (“Russell 1000 Value”)4, and the Lipper Large Cap Value Funds Average.3,4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B
1 Year	33.25%	34.91%
5 Years	1.69%	1.62%
10 Years	1.56%	1.39%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.40%	1.90%
After Waivers	1.10%	1.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

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MTB LARGE CAP VALUE FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Russell 1000 Value Index (“Russell 1000 Value”)1,2, and the Lipper Large Cap Value Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	41.23%
5 Years	2.87%
Start of Performance (8/18/03)	4.93%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.15%
After Waivers	0.96%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2010

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MTB LARGE CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Large Cap Growth Fund (the “Fund”) returned 39.52% for Class A Shares, 38.33% for Class B Shares, and 39.72% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 1000 Growth Index,** which returned 38.16%.

We look at our fiscal year beginning on May 1, 2009 as a close proximity to the start of a global equity recovery. The equity markets peaked in October of 2007, as that date ended the prior bull market, and was to be the beginning of the worst economic downturn since the Great Depression. The markets struggled through most of 2008, before collapsing in September with the failure of Lehman Brothers and the distressed sale of Merrill Lynch to Bank of America. The equity markets were sent into a tailspin losing an additional 42% to their nadir in March of 2009. The start of our fiscal year was only a few short weeks after the equity markets made that historic bottom. Our fiscal year ended April 30, 2010 was solid by any financial metric. We delivered sound performance while bettering our Russell 1000 Growth Benchmark and it gave shareholders the confidence that a true equity recovery was underway. Sure there were periods of market consolidation, but overall the market trend was positive as the Fund appreciated almost 40% throughout the year. The severe recession forced companies to cut costs in order to survive. Now with a leaner and more efficient entity these same companies are delivering solid earnings growth, which has propelled their share prices to higher levels.

As global stimulation transpired, economies slowly began to recover. The Fund did have a number of issues that responded positively to this global effort. The top performers during our fiscal year were again quite an eclectic group and void of any central theme. Cliffs Natural Resources, Inc. (“Cliffs”) was the Fund’s top performing equity. Cliffs is a world leader in the mining of iron-ore, an essential material in the manufacturing of steel. As China and India grew at a torrid double-digit pace, these countries needed that steel to complete countless infrastructure projects. Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) was another winning equity holding during our fiscal year. Last year. Starwood was a down and out stock. The company had been ravaged by the severe recession. We felt that the stimulus package would inject the needed capital to stem the recessionary tide. The company operates a number of luxury and upscale franchise hotels. Our confidence in an economic recovery turned this early investment into a solid top performer.

The Fund was negatively impacted by a couple of technology companies with exposure to hand-held mobile devices. With the introduction of the I Phone and the Android, a rather compact market became oversaturated with similarly functioning devices. As consumers shifted to the newer products, the older products manufactured by Palm and Research in Motion started to lose share. The impact of this share loss also had a bearing on their stock price. Hewlett-Packard Co. eventually decided to buy the Palm operating technology but at a fraction of its former share price, and Research in Motion struggled in its efforts to reclaim its market leading status after the release of the Apple i Phone product.

As we reflect on fiscal year 2010, we were quite happy with our performance. The recession appears to be behind us. We delivered almost 40% of shareholder appreciation during the year, and we bettered the return of our Russell 1000 Growth Index. We do continue to look for enhanced market volatility throughout the upcoming year. When the world is impacted by a recession of this magnitude, it will take time before each pocket of the globe can declare economic victory, however our domestic market does appear to be well on its way to healthy recovery.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 31.79%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 33.33%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P 500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

April 30, 2010  /  ANNUAL REPORT

43

MTB LARGE CAP GROWTH FUND – CLASS A AND B SHARES

The graph below illustrates the hypothetical investment of $10,0001 ,2,3 in the MTB Large Cap Growth Fund (Class A and Class B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell 1000 Growth Index (“Russell 1000 Growth”)4 and the Lipper Large-Cap Growth Funds Average.3,4

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P 500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B
1 Year	31.79%	33.33%
5 Years	1.07%	1.07%
10 Years	(2.37)%	(2.46)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.58%	2.08%
After Waivers	1.23%	2.01%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on March 29, 2010 contractual waivers were in place.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2010

44

MTB LARGE CAP GROWTH FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Russell 1000 Growth2 and the Lipper Large-Cap Growth Funds Average.1,2

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P 500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	39.72%
5 Years	2.39%
Start of Performance (8/18/03)	2.72%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.33%
After Waivers	1.13%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on March 29, 2010, contractual waivers were in place.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper Large-Cap Growth Funds Average performance presented is as of the nearest month-end following inception date.

2	The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2010  /  ANNUAL REPORT

45

MTB MID CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB Mid Cap Growth Fund (the “Fund”) returned 46.30% for Class A Shares, 45.10% for Class B Shares, and 46.37% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell Mid Cap Growth Index,** which returned 46.95%.

The Fund successfully navigated the year’s remarkable rebound in the U.S. equity markets. We anticipated—correctly, as it turned out—that economic recovery and a return to more normal investor risk appetites would ignite a market rally. We took advantage of the market’s dramatic sell-off in late 2008 and early 2009 to build positions in sound companies with attractive long-term prospects that would benefit from cyclical recovery. By keeping pace with the benchmark’s rapid ascent, the Fund attained second quintile year-over-year rankings against the Lipper Mid Cap Growth peer group.

Throughout the stock market downturn and rebound, we adhered consistently to our investment philosophy and methodology. We maintained low turnover and held minimal cash. We stayed focused on companies with solid fundamentals: that demonstrated ability to grow earnings and cash flow, low debt, and solid competitive positioning. This discipline may have sacrificed some short-term performance as the market, at times rewarded some companies that had skirted closest to the edge, with outsized upward moves in recovery. However, we are determined to build the Fund on a more secure footing in order to be more durable through the cycle.

Performance relative to the benchmark reflects both effective sector allocation and stock selection. Our economic recovery forecast led us to overweight pro-growth sectors (industrials, technology) and industries (retail, luxury goods, capital markets). This orientation, coupled with our underweight in traditionally defensive sectors, bolstered performance. Several of our holdings returned more than 100% year-over-year (e.g. Lululemon Athletica, Inc., RF Micro Devices, Inc., CB Richard Ellis Group, Inc., and Cummins, Inc.). However, there were also some notable laggards. Our stock selection in the energy and materials sectors was weak. This reflected a small number of holdings, some of which have made positive long-term contributions, e.g. Southwestern Energy. Nonetheless, the position sizes were material and performance lagged sufficiently to detract from the Fund’s overall performance. Though there were puts and takes in other areas, the balance of stock selection was positive in a challenging—and ultimately rewarding—year.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 38.21%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 40.10%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

ANNUAL REPORT  /  April 30, 2010

46

MTB MID CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	38.21%
5 Years	5.54%
10 Years	2.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.66%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on January 15, 2010, contractual waivers were in place.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2

The Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

April 30, 2010  /  ANNUAL REPORT

47

MTB MID CAP GROWTH FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Mid Cap Growth Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2010, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),3 and the Lipper Mid Cap Growth Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	40.10%
5 Years	5.65%
Start of Performance (8/25/03)	7.28%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	2.16%
After Waivers	1.83%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on January 15, 2010 contractual waivers were in place.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper Mid Cap Growth Funds Average performance presented is as of the nearest month-end following inception date.

3

The Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2010

48

MTB MID CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	46.37%
5 Years	6.89%
10 Years	3.59%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.41%
After Waivers	0.94%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on January 15, 2010 contractual waivers were in place.

1

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2

The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

April 30, 2010  /  ANNUAL REPORT

49

MTB SMALL CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, the MTB Small Cap Growth Fund (the “Fund”) returned 44.94% for Class A Shares, 43.88% for Class B Shares, 45.27% for Class C Shares and 45.13% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 2000 Growth Index,** which returned 45.20%.

The Fund’s fiscal year was characterized by an impressive stock market rally from the lows hit in the previous fiscal year (March 2009). This rally lasted the entire fiscal year with only three periods where the market corrected 10% or more. Once investors realized that the economy was more resilient than previously believed, they began to provide support to the market. Businesses did their part by rebuilding inventories and cutting unnecessary costs. Earnings began to come in better than expected, partly the result of favorable margins correlated to cost cutting measures. In addition, it was the new president’s first year in office, which is generally positive for markets. President Obama made it clear that the domestic economy would be his top priority in the near-term. This was supported by the government’s efforts to reaccelerate the economy by starting various stimulus programs, which gave confidence that conditions had at least stabilized. With interest rates remaining at historically low levels and homebuyer tax credits still available, the housing market began to stabilize, giving investors more confidence in the sustainability of a market rebound. As a result of this stabilization in the housing market and the recovery in the overall stock market, our financial institutions began to offer credit again, which has also helped businesses recover. All of this has also resulted in a reversal of the rising unemployment trend. In fact, we have seen unemployment tick down and it appears to be steadily improving. So with all this as the background, it is not surprising to have had the market rally from its March 2009 low.

In terms of market-cap and investment style preference, we did see small-cap stocks significantly outperform all other market-caps over the fiscal year, as these stocks generally were more domestically leveraged and typically lead in an economic recovery. With respect to investment style (growth versus value), we did see value outperform growth as these names seemed to be the most depressed at the lows, and therefore had the most upside potential.

The 2010 fiscal year performance of the Fund was a good step forward. In sharp contrast to the 2009 fiscal year, where every sector in the benchmark had a negative return, this year every sector in the benchmark had a positive total return. When looking at the individual sectors returns you will notice that all the sectors fall in a range of +18% to +61%, with the major sectors being in a even tighter band around the mean of +45%. Despite the Russell 2000 Growth Index being up over 45% in the fiscal year, we were able hold our own and perform roughly in-line with the benchmark. Matching the benchmark performance in a market that is up so much is an accomplishment, especially after the broad market sell-off in the 2009 fiscal year.

Our best performing sector in the fiscal year was materials. We were able to add positive relative performance through not only very good stock selection but also by having positive asset allocation. We were overweight in this sector which outperformed the broader benchmark. The bulk of our positions were in the chemical and metals and mining industry groups within the sector. These both were areas that were hit particularly hard in the prior year sell-off and as a result were generally trading at attractive valuations and had significant room to run from the lows. A few of the stand-out performers include Solutia, Inc., a specialty chemical company with a 340% holding period return, and Walter Energy, Inc., a coal provider to the steel industry with a 251% holding period return. These both substantially outperformed the rest of the sector and the overall benchmark.

Our worst performing sector in the fiscal year was healthcare. This is a sector that has generally fallen out of favor, as fears around the impact of healthcare reform have dominated investor thinking. Uncertainty is the enemy of investors and that is the main reason why many people have avoided this sector. While the absolute total return of the sector is roughly in-line with the benchmark it has been more volatile than many sectors, trading off the rhetoric coming out of Washington DC.

While never satisfied with performance, we were pleased to have provided significant positive absolute performance over the course of the 2010 fiscal year. With that being said, we are disappointed that performance relative to the Russell 2000 Growth Index was only in-line. We also realize that we were operating in a unique market environment where fundamentals mattered less than usual, and expect our process and style to do better in a more rational and fundamentally driven market.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 36.99%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 38.88%, adjusted for the Fund’s contingent deferred sales charge, and the total return for Class C Shares was 44.27%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

ANNUAL REPORT  /  April 30, 2010

50

MTB SMALL CAP GROWTH FUND – CLASS A AND B SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Small Cap Growth Fund (Class A and B Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)4 and the Lipper Small Cap Growth Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2010

	Class A	Class B
1 Year	36.99%	38.88%
5 Years	5.58%	5.67%
10 Years	1.17%	0.99%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.69%	2.19%
After Waivers	1.26%	2.06%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on March 29, 2010, contractual waivers were in place.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2010  /  ANNUAL REPORT

51

MTB SMALL CAP GROWTH FUND – CLASS C AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Small Cap Growth Fund (Class C Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)3 and the Lipper Small Cap Growth Funds Average.3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB Small Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Russell 2000 Growth3 and the Lipper Small Cap Growth Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2010

	Class C	Institutional I
1 Year	44.27%	45.13%
5 Years	6.94%	6.90%
10 Years	1.35%	1.86%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of 1.00% as applicable for Class C Shares.

Annual Operating Expense Ratio

	Class C	Institutional I
Before Waivers	2.19%	1.44%
After Waivers	1.22%	1.18%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time. For the one year period ended on March 29, 2010 contractual waivers were in place.

1	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2010

52

MTB INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2010, MTB International Equity Fund (the “Fund”) returned 35.06% for Class A Shares, 34.06% for Class B Shares, and 35.33% for Institutional I Shares, based on net asset value,* versus its benchmark, the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI EAFE “)** which returned 34.43%.

Hansberger Global Investors (growth portion)

Hansberger Global Investors (“HGI”) serves as sub-advisor for the growth portion of the Fund. They began managing the growth portion of the Fund in October 2005. Their management discussion and analysis for the year ended April 30, 2010, follows:

HGI’s portion of the Fund assets returned 40.6% (gross of fees) for the fiscal period ended April 30, 2010. The return was marginally less than the benchmark (HGI is benchmarked to the MSCI-ACWI ex-U.S. Index*** which gained 40.4% for the period).

All sectors of the benchmark were positive over this period, posting double-digit returns with the materials sector being the best performer, returning 76.0%. On a sector basis, the portfolio delivered double digit positive absolute returns across all ten sectors with positive relative returns in five of them. For the portfolio, the materials sector returned 76.0% with United Kingdom based Vedanta Resources, which was the best performer in the portfolio with a return of 147.0% in the year, benefitting from a resurgence in commodity prices. The information technology sector was the portfolio’s top relative performer, contributing 2.5% to relative performance. Chinese internet service provider Tencent Holdings Ltd. was the top performer in this sector with a gain of 137.5%. The industrials sector was the portfolio’s largest detractor from relative performance, with alternative energy producers Vestas Wind Systems of Denmark and Gamesa Corp. of Spain being the weakest performers.

On an absolute basis, all regions were strongly positive during the period with Pacific Ex Japan performing the strongest, returning 61.0%. Emerging Markets gained 57.1%, being the next best performer. On a relative basis, the portfolio added value through positive stock selection in Japan, Europe, and Emerging Markets while stock selection detracted from relative performance in North America (Canada), and Pacific ex Japan. Currency also had a net negative impact on relative performance.

We believe that the rally in international equity markets has been powered by the anticipation of a global economic recovery and relief that the worst case scenario has not occurred; and further that Emerging Markets will continue to be the engine of growth while growth in the developed economies is likely to remain muted. In our opinion, while the pace of economic growth has slowed dramatically, the long-term outlook for many economies—especially the Emerging Markets—is still very much alive. We remain optimistic on China with companies there continuing to benefit from infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world. Focusing on high quality names with good secular growth potential should stand us in good stead. Maintaining a well diversified portfolio of high quality international companies should prove beneficial as investors continue to return to equities and global economic growth remains positive.

LSV Asset Management (value portion)

LSV Asset Management (“LSV”) serves as sub-advisor for the value portion of the Fund. They began managing the value portion of the Fund in November 2005. Their management discussion and analysis for the year ended April 30, 2010, follows:

LSV’s portion of the Fund assets returned +40.64% (gross of fees) for the fiscal period ended April 30, 2010, modestly outperforming LSV’s benchmark (MSCI-ACWI ex-U.S. Index) which rose 40.4%. Stocks recovered sharply from the prior year sell off as stimulus efforts and an improving global economic environment boosted returns in most of the world. The ‘value’ portion of the benchmark rose 36.96%, so both growth and value stocks participated in the recovery. The emerging market countries fared better than the developed markets as the MSCI Emerging Markets Index rose 57.1% while the MSCI World (ex US) Index of developed markets rose 36.1%. LSV invests both in developed and emerging markets stocks in the portfolio but in similar proportions to the benchmark.

LSV does not attempt to time the market by using cash or by timing country or sector allocations. Value added should come from LSV’s bottom-up stock selection process since the portfolio has strict risk controls that tightly control country and sector weights relative to the benchmark. The portfolio holds approximately 170 stocks in 35 countries and maintains LSV’s strict value style discipline.

The portfolio had good relative stock selection in Russia, Hong Kong, Sweden and Canada but not having exposure in some of the very small markets that did well cost LSV a little bit. For example, the portfolio did not have any exposure in Indonesia which is only 0.39% of the benchmark but the market rose 100%. For cost reasons, LSV does not invest in every market in the benchmark, particularly those with really small weights. As of April 30, 2010, the portfolio continues to have very attractive valuation characteristics with below benchmark price/earnings ratios and price/book ratios which remain indicative of LSV’s value orientation. LSV plans to maintain their time-tested quantitative discipline. A combination of value and momentum indicators help LSV rank stocks with the highest ranked companies being ‘buy’ candidates and deteriorating ranked stocks being ‘candidates for sale’. A team of LSV researchers is consistently challenged to improve the process over time and they continue to make enhancements that should benefit the investment process in the future.

Baring International Investment Limited (core portion)

Baring International Investment Limited serves as sub-advisor for the core portion of the Fund. They began managing a portion of the Fund on February 13, 2009. Their management discussion and analysis for the year ended April 30, 2010, follows:

International Equities saw strong returns across all regions during the period. The recovery that began in March 2009 continued as macroeconomic indicators showed steady improvement due to unprecedented fiscal and monetary stimulus across the world. Asian and Emerging Markets led the way as their economies emerged from the financial crisis relatively unscathed. In recent months their momentum however has stalled as the strong recovery and the low

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interest rate environment pursued by the Federal Reserve has stoked inflationary fears and expectations of tighter monetary policy. Japan proved the laggard, as the weak domestic economy and uncertainty over Democratic Party of Japan policies initially held the market back. In recent months however, Japan has been a relatively strong performer, driven by earnings upgrades and headwinds in other regions. The Fund’s underweight position in Japan has been steadily decreased, as structural growth ideas have been uncovered. The largest regional underweight in the Fund continues to be Europe ex UK as the repercussions of the fiscal crisis in a number of countries weigh on the economic growth outlook and the currency.

All sectors generated a positive absolute return during the year, led by materials. The sector benefited from the boost to commodity prices from 2 separate drivers: strong investment-led growth in China driving actual demand, and investor demand driven by negative real interest rates in much of the world. Low interest rates allow investors to hold commodities for little cost as a hedge against potentially rising inflation. Telecoms and utilities were the laggards during the year. While traditionally seen as defensive sectors, the past 12 months have seen ongoing earnings downgrades from weak demand and regulatory pressures.

Fund performance was strongly positive during the period, but slightly lagged the benchmark, although performance in the second half of the period proved significantly more positive. Our belief has been, and continues to be, that while recovery is under way, economic growth in the Western world will be subdued in the coming years, relative to the past decade. Headwinds from ongoing financial deleveraging and the eventual removal of fiscal stimulus are set to act as a cap on cyclical growth. As a result our holdings have been more geared to companies and sectors with secular growth. Stock selection in the industrials sector in particular was negative, as optimism over the recovery led to companies geared into an improving economy outperforming. Stock selection within healthcare also proved negative, due to disappointing trial data for biotech companies held such as Genmab and Actelion. The overweight allocation to the information technology and materials sector however were positive. We believe the information technology sector offers exposure to long term consumer demand in Asia, as well as the cyclical upside from increased corporate expenditure. Preferred names include Nidec, a Japanese maker of motors for hard disk drives, and Autonomy, a UK software company that develops products to improve data management for companies.

As alluded to above, while we believe the global recovery is well underway, we are cautious about the underlying strength of the recovery. The Western world remains highly indebted, with a transfer taking place from the private sector to the public sector. Yet the scale of public debt in many countries means that stimulus will need to be withdrawn before financial markets react by raising market rates, as seen so dramatically with the cost of Greek government debt. In this environment we prefer to focus on companies with stable rather than cyclical growth. We also remain underweight the European banking sector, which continues to be highly exposed to risky assets, and which faces pressure on growth and returns from impending regulatory changes. The corollary however of the need to tighten fiscal policy is that monetary policy will continue to remain loose for a long while to come. As a result, one of the largest positions in the portfolio is an overweight to precious metals, and particularly gold miners such as UK-listed gold miners

Centamin Egypt and Petropavlovsk. Gold historically outperforms during periods of negative real interest rates. It is also an attractive asset class in an environment when many countries are seeing their currencies under pressure from weak fiscal positions.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 27.70%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was 29.06%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

***	The MSCI ACWI (All Country World Index), Ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of January 2009 the MSCI-ACWI ex-U.S. Index consisted of 46 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

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MTB INTERNATIONAL EQUITY FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class A Shares) (the “Fund”) from April 30, 2000 to April 30, 2010, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)2 and the Lipper International Multi Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	27.70%
5 Years	1.17%
10 Years	1.49%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.72%
After Waivers	1.38%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Multi Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The MSCI-EAFE and the Lipper International Multi Cap Core Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB International Equity Fund is the successor to the Governor International Equity Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

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MTB INTERNATIONAL EQUITY FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2010, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)1,2 and the Lipper International Multi Cap Core Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	29.06%
5 Years	1.26%
Start of Performance (1/10/01)	1.77%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00%.

Annual Operating Expense Ratio

Before Waivers	2.22%
After Waivers	2.19%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Multi Cap Core Fund Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper International Multi Cap Core Funds Average performance presented is as of the nearest month-end following inception date.

2	The MSCI-EAFE and the Lipper International Multi Cap Core Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

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MTB INTERNATIONAL EQUITY FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2010, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)1,2 and the Lipper International Multi Cap Core Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2010

1 Year	35.33%
5 Years	2.42%
Start of Performance (8/18/03)	6.26%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.47%
After Waivers	1.31%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE and the Lipper International Multi Cap Core Fund Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper International Multi Cap Core Funds Average performance presented is as of the nearest month-end following inception date.

2	The MSCI-EAFE and the Lipper International Multi Cap Core Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

This section of the following tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$1,011.80	$4.49	0.90%
Class B Shares	$1,000.00	$1,007.60	$8.21	1.65%
Class C Shares(3)	$1,000.00	$1,003.00	$0.85	1.72%
Institutional I Shares	$1,000.00	$1,012.70	$3.24	0.65%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.33	$4.51	0.90%
Class B Shares	$1,000.00	$1,016.61	$8.25	1.65%
Class C Shares(3)	$1,000.00	$1,016.27	$8.60	1.72%
Institutional I Shares	$1,000.00	$1,021.57	$3.26	0.65%

MTB SHORT-TERM CORPORATE BOND FUND
Actual
Class A Shares	$1,000.00	$1,016.60	$4.65	0.93%
Class B Shares	$1,000.00	$1,011.50	$8.43	1.69%
Class C Shares(3)	$1,000.00	$1,003.50	$0.89	1.70%
Institutional I Shares	$1,000.00	$1,017.60	$3.45	0.69%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.18	$4.66	0.93%
Class B Shares	$1,000.00	$1,016.41	$8.45	1.69%
Class C Shares(3)	$1,000.00	$1,016.36	$8.50	1.70%
Institutional I Shares	$1,000.00	$1,021.37	$3.46	0.69%

MTB U.S. GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$1,016.40	$5.10	1.02%
Class B Shares	$1,000.00	$1,012.80	$10.08	2.02%
Institutional I Shares	$1,000.00	$1,018.30	$4.60	0.92%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.74	$5.11	1.02%
Class B Shares	$1,000.00	$1,014.78	$10.09	2.02%
Institutional I Shares	$1,000.00	$1,020.23	$4.61	0.92%

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	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB NEW YORK MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,030.80	$3.68	0.73%
Class B Shares	$1,000.00	$1,027.30	$9.00	1.79%
Institutional I Shares	$1,000.00	$1,032.50	$3.02	0.60%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,021.17	$3.66	0.73%
Class B Shares	$1,000.00	$1,015.92	$8.95	1.79%
Institutional I Shares	$1,000.00	$1,021.82	$3.01	0.60%

MTB PENNSYLVANIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,026.20	$3.62	0.72%
Class B Shares	$1,000.00	$1,021.40	$9.67	1.93%
Institutional I Shares	$1,000.00	$1,026.80	$4.47	0.89%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,021.22	$3.61	0.72%
Class B Shares	$1,000.00	$1,015.22	$9.64	1.93%
Institutional I Shares	$1,000.00	$1,020.38	$4.46	0.89%

MTB MARYLAND MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,024.40	$4.22	0.84%
Class B Shares	$1,000.00	$1,019.70	$8.46	1.69%
Institutional I Shares	$1,000.00	$1,024.90	$3.46	0.69%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.63	$4.21	0.84%
Class B Shares	$1,000.00	$1,016.41	$8.45	1.69%
Institutional I Shares	$1,000.00	$1,021.37	$3.46	0.69%

MTB VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,027.00	$4.02	0.80%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.83	$4.01	0.80%

MTB INTERMEDIATE-TERM BOND FUND
Actual
Class A Shares	$1,000.00	$1,036.80	$4.70	0.93%
Class B Shares	$1,000.00	$1,031.60	$8.26	1.64%
Class C Shares(3)	$1,000.00	$1,011.00	$1.30	1.81%
Institutional I Shares	$1,000.00	$1,037.70	$3.23	0.64%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.18	$4.66	0.93%
Class B Shares	$1,000.00	$1,016.66	$8.20	1.64%
Class C Shares(3)	$1,000.00	$1,015.82	$9.05	1.81%
Institutional I Shares	$1,000.00	$1,021.62	$3.21	0.64%

MTB INCOME FUND
Actual
Class A Shares	$1,000.00	$1,038.70	$3.79	0.75%
Class B Shares	$1,000.00	$1,035.00	$9.79	1.94%
Institutional I Shares	$1,000.00	$1,039.00	$2.88	0.57%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,021.08	$3.76	0.75%
Class B Shares	$1,000.00	$1,015.17	$9.69	1.94%
Institutional I Shares	$1,000.00	$1,021.97	$2.86	0.57%

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	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH
Actual
Class A Shares	$1,000.00	$1,063.20	$5.22	1.02%
Class B Shares	$1,000.00	$1,060.70	$8.02	1.57%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.74	$5.11	1.02%
Class B Shares	$1,000.00	$1,017.01	$7.85	1.57%

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH
Actual
Class A Shares	$1,000.00	$1,092.10	$4.88	0.94%
Class B Shares	$1,000.00	$1,088.90	$8.80	1.70%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.13	$4.71	0.94%
Class B Shares	$1,000.00	$1,016.36	$8.50	1.70%

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH
Actual
Class A Shares	$1,000.00	$1,128.00	$4.91	0.93%
Class B Shares	$1,000.00	$1,125.40	$7.59	1.44%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.18	$4.66	0.93%
Class B Shares	$1,000.00	$1,017.65	$7.20	1.44%

MTB STRATEGIC ALLOCATION FUND
Actual
Class A Shares	$1,000.00	$1,100.10	$5.36	1.03%
Class B Shares	$1,000.00	$1,096.20	$11.33	2.18%
Institutional I Shares	$1,000.00	$1,101.00	$4.27	0.82%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.69	$5.16	1.03%
Class B Shares	$1,000.00	$1,013.98	$10.89	2.18%
Institutional I Shares	$1,000.00	$1,020.73	$4.11	0.82%

MTB LARGE CAP VALUE FUND
Actual
Class A Shares	$1,000.00	$1,130.60	$5.28	1.00%
Class B Shares	$1,000.00	$1,126.50	$10.33	1.96%
Institutional I Shares	$1,000.00	$1,132.20	$4.65	0.88%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.84	$5.01	1.00%
Class B Shares	$1,000.00	$1,015.08	$9.79	1.96%
Institutional I Shares	$1,000.00	$1,020.43	$4.41	0.88%

MTB LARGE CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,171.10	$6.08	1.13%
Class B Shares	$1,000.00	$1,165.40	$13.15	2.45%
Institutional I Shares	$1,000.00	$1,171.10	$5.44	1.01%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.19	$5.66	1.13%
Class B Shares	$1,000.00	$1,012.65	$12.23	2.45%
Institutional I Shares	$1,000.00	$1,019.79	$5.06	1.01%

MTB MID CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,207.70	$6.29	1.15%
Class B Shares	$1,000.00	$1,203.10	$10.11	1.85%
Institutional I Shares	$1,000.00	$1,208.90	$5.37	0.98%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.09	$5.76	1.15%
Class B Shares	$1,000.00	$1,015.62	$9.25	1.85%
Institutional I Shares	$1,000.00	$1,019.93	$4.91	0.98%

ANNUAL REPORT  /  April 30, 2010

60

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB SMALL CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,301.00	$6.62	1.16%
Class B Shares	$1,000.00	$1,295.60	$12.12	2.13%
Class C Shares	$1,000.00	$1,301.00	$4.96	0.87%
Institutional I Shares	$1,000.00	$1,301.60	$5.88	1.03%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.04	$5.81	1.16%
Class B Shares	$1,000.00	$1,014.23	$10.64	2.13%
Class C Shares	$1,000.00	$1,020.48	$4.36	0.87%
Institutional I Shares	$1,000.00	$1,019.69	$5.16	1.03%

MTB INTERNATIONAL EQUITY FUND
Actual
Class A Shares	$1,000.00	$1,041.80	$7.54	1.49%
Class B Shares	$1,000.00	$1,038.80	$11.53	2.28%
Institutional I Shares	$1,000.00	$1,043.20	$7.09	1.40%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,017.41	$7.45	1.49%
Class B Shares	$1,000.00	$1,013.49	$11.38	2.28%
Institutional I Shares	$1,000.00	$1,017.85	$7.00	1.40%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period (except for MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund and MTB Intermediate-Term Bond Fund actual return information for Class C Shares which reflects the 18, 19 and 26 day period, respectively, from commencement of investment operations through April 30, 2010).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

(3)	Class C Shares commenced investment operations as follows:

MTB Short Duration Government Bond Fund – April 12, 2010
MTB Short-Term Corporate Bond Fund – April 9, 2010
MTB Intermediate-Term Bond Fund – April 5, 2010

April 30, 2010  /  ANNUAL REPORT

61

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short Duration Government Bond Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Collateralized Mortgage Obligations	54.1%
Government Agencies	19.3%
Corporate Bonds	12.6%
U.S. Treasury	11.7%
Mortgage-Backed Securities	1.9%
Cash Equivalents[1]	0.2%
Other Assets and Liabilities – Net[2]	0.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	20.5%
AA	17.0%
Not Rated	62.3%
Other Assets and Liabilities – Net[2]	0.2%

TOTAL	100.0%

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 54.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 24.0%
Series 2003-2580, Class JB, 4.00%, 12/15/16	$1,008,353	$1,018,746
Series 2003-2617, Class GB, 4.00%, 6/15/16	606,780	619,814
Series 2003-2640, Class TL, 4.00%, 11/15/26	808,536	817,131
Series 2004-2765, Class JH, 3.00%, 5/15/19	178,327	179,884
Series 2005-3062, Class LU, 5.50%, 10/15/16	5,457,450	5,875,484
Series 2005-3074, Class BG, 5.00%, 9/15/33	4,227,254	4,431,800
Series 2005-3081, Class CB, 5.00%, 5/15/21	5,000,000	5,102,496
Series 2006-3196, Class PA, 5.25%, 8/15/11	3,192,192	3,265,072
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$21,310,427

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 12.8%
2.13%, 4/26/13	5,000,000	5,030,772
Series 1992-43, Class E, 7.50%, 4/25/22	9,908	9,989
Series 2002-94, Class MC, 5.00%, 8/25/15	160,773	161,652
Series 2003-70, Class BE, 3.50%, 12/25/25	262,769	263,599
Series 2004-55, Class LA, 4.50%, 6/25/21	5,712,270	5,916,911
Series 2004-70, Class BC, 4.50%, 1/25/16	10,221	10,227
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$11,393,150

Description	Par Value	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 17.3%
Series 2003-10, Class PV, 5.50%, 1/20/14	$4,881,506	$5,185,447
Series 2004-65, Class PA, 4.50%, 9/20/32	1,056,418	1,079,151
Series 2005-20, Class VA, 5.00%, 6/16/16	4,273,840	4,572,737
Series 2005-44, Class PC, 5.00%, 12/20/33	4,320,480	4,558,920
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$15,396,255
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $46,282,182)		$48,099,832

CORPORATE BONDS – 12.6%

BANKS – 5.7%
GMAC, Inc., FDIC Guaranteed, 2.20%, 12/19/12	5,000,000	5,096,692

DIVERSIFIED FINANCIAL SERVICES – 6.9%
[1]Bear Stearns Cos. LLC, Series CPI&, Sr. Unsubordinated, 4.02%, 5/10/10	1,032,000	1,023,440
Citigroup Funding, Inc., FDIC Guaranteed, 1.88%, 10/22/12	5,000,000	5,055,825
TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,079,265
TOTAL CORPORATE BONDS (COST $11,023,874)		$11,175,957

(MTB Short Duration Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

62	PORTFOLIOS OF INVESTMENTS

MTB Short Duration Government Bond Fund (concluded)

Description	Par Value	Value

GOVERNMENT AGENCIES – 19.3%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 19.3%
1.75%, 8/10/12	$3,000,000	$3,034,459
Sr. Subordinated 5.25%, 8/01/12	5,000,000	5,387,637
Subordinated 6.25%, 2/01/11	8,430,000	8,725,570
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$17,147,666
TOTAL GOVERNMENT AGENCIES (COST $17,236,743)		$17,147,666

MORTGAGE-BACKED SECURITIES – 1.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.8%
Pool , 5.00%, 6/15/29	1,500,000	1,577,127

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Pool 521605, 9.00%, 6/01/22	48,825	52,764

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%
Pool 203632, 8.50%, 2/15/17	4,552	4,940
Pool 306066, 8.50%, 7/15/21	8,772	9,634

Description	Par Value	Value

Pool 307983, 8.50%, 7/15/21	$55,075	$60,973
Pool 341948, 8.50%, 1/15/23	17,708	19,295
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$94,842
TOTAL MORTGAGE-BACKED SECURITIES (COST $1,735,247)		$1,724,733

U.S. TREASURY – 11.7%

U.S. TREASURY NOTE – 11.7%
1.38%, 3/15/13	10,400,000	10,380,500
TOTAL U.S. TREASURY (COST $10,371,337)		$10,380,500

	Number of Shares

MONEY MARKET FUND – 0.2%
[8]Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%	160,316	160,316
TOTAL MONEY MARKET FUND (COST $160,316)		$160,316
TOTAL INVESTMENTS IN SECURITIES – 99.8% (COST $86,809,699)		$88,689,004
OTHER ASSETS LESS LIABILITIES – 0.2%		177,008
TOTAL NET ASSETS – 100.0%		$88,866,012

Cost of investments for Federal income tax purposes is $86,809,699. The net unrealized appreciation of investments was $1,879,305. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,055,749 and net unrealized depreciation from investments for those securities having an excess of cost over value of $176,444.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Collateralized Mortgage Obligations	$—	$48,099,832	$—	$48,099,832
Corporate Bonds	—	11,175,957	—	11,175,957
Mortgage-Backed Securities	—	1,724,733	—	1,724,733
Government Agencies	—	17,147,666	—	17,147,666
U.S. Treasury	—	10,380,500	—	10,380,500
Money Market Fund	160,316	—	—	160,316

Total	$160,316	$88,528,688	$—	$88,689,004

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

63

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short-Term Corporate Bond Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	90.1%
Collateralized Mortgage Obligations	4.5%
Asset Backed Securities	3.8%
Commercial Paper	2.4%
U.S. Treasury	1.2%
Adjustable Rate Mortgage	0.0%[3]
Cash Equivalents[1]	3.9%
Other Assets and Liabilities – Net[2]	(5.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

(4)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[4]	Percentage of Total Net Assets
AAA	5.3%
AA	8.2%
A	29.2%
BBB	46.2%
BB	4.3%
B	0.9%
Not Rated	11.8%
Other Assets and Liabilities – Net[2]	(5.9)%

TOTAL	100.0%

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
[1]Pool 399251, 3.07%, 5/03/10	$72	$73
TOTAL ADJUSTABLE RATE MORTGAGE (COST $72)		$73

ASSET BACKED SECURITIES – 3.8%

FINANCIAL SERVICES – 3.8%
BMW Vehicle Lease Trust, Series 2009-1, Class A2, 2.04%, 4/15/11	587,325	588,847
Daimler Chrysler Auto Trust, Series 2008-B, Class A2A, 3.81%, 7/08/11	79,731	79,847
Ford Credit Auto Owner Trust, Series 2009-D, Class A2, 1.21%, 1/15/12	500,000	501,481
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2, 1.50%, 8/15/11	972,373	975,564
Hyundai Auto Receivables Trust, Series 2009-A, Class A2, 1.11%, 2/15/12	500,000	501,390
Nissan Auto Lease Trust, Series 2009-A, Class A2, 2.01%, 4/15/11	759,241	761,286

Description	Par Value	Value

Nissan Auto Lease Trust, Series 2009-B, Class A2, 1.22%, 9/15/11	$1,000,000	$1,001,065
TOTAL FINANCIAL SERVICES		$4,409,480
TOTAL ASSET BACKED SECURITIES (COST $4,398,409)		$4,409,480

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 3.9%
4.50%, 6/01/10	1,029,122	1,030,851
Series 1920, Class H, 7.00%, 1/15/12	55,643	57,752
Series 2003-2643, Class LB, 4.50%, 7/15/16	616,517	637,229
Series 2003-2643, Class DA, 4.00%, 3/15/28	750,000	780,862
Series 2003-2649, Class KA, 4.50%, 7/15/18	526,269	552,905
Series 2003-2716, Class UA, 4.50%, 7/15/20	638,149	653,625
Series 2004-2798, Class J, 4.50%, 4/15/17	397,466	410,254
Series 2005-2915, Class KP, 5.00%, 11/15/29	90,000	95,848
Series 2005-2938, Class DB, 5.00%, 11/15/28	76,918	80,565
Series 2005-3075, Class TP, 5.50%, 1/15/30	100,000	106,039
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$4,405,930

(MTB Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

64	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

WHOLE LOAN – 0.6%
GSR Mortgage Loan Trust Series 2006-2F, Class 2A15, 5.75%, 2/25/36	$591,819	$590,447
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	123,136	124,180
TOTAL WHOLE LOAN		$714,627
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,037,393)		$5,120,557

4COMMERCIAL PAPER – 2.4%

ASSET BACKED SECURITIES – 0.4%
FCAR Owner Trust Series I, 0.25%, 5/04/10	500,000	499,984

BANKS – 0.9%
Bank of Nova Scotia, 0.19%, 5/03/10	1,000,000	999,984

ELECTRIC – 1.1%
[6,7]Pacific Gas & Electric Co., 0.30%, 5/05/10	1,250,000	1,249,948
TOTAL COMMERCIAL PAPER (COST $2,749,937)		$2,749,916

CORPORATE BONDS – 90.1%

AEROSPACE & DEFENSE – 1.3%
[6,7]BAE Systems Holdings, Inc., Company Guaranteed, 4.75%, 8/15/10	1,000,000	1,009,582
United Technologies Corp., Sr. Unsecured, 4.38%, 5/01/10	500,000	500,055
TOTAL AEROSPACE & DEFENSE		$1,509,637

AUTO MANUFACTURERS – 0.2%
[6,7]Hyundai Motor Manufacturing, Company Guaranteed, 4.50%, 4/15/15	250,000	252,577

BANKS – 9.4%
American Express Bank FSB, Series BKN1, Sr. Unsecured, 5.55%, 10/17/12	1,000,000	1,078,137
Bank of America Corp., Sr. Unsecured, 7.38%, 5/15/14	500,000	564,364
Bank One Corp., Subordinated, 7.88%, 8/01/10	1,000,000	1,017,519
[1]BankBoston Capital Trust III, Limited Guarantee, 1.01%, 6/15/10	240,000	172,902
Barclays, Sr. Unsecured, 2.50%, 1/23/13	1,000,000	1,006,697
BB&T Corp., Subordinated, 6.50%, 8/01/11	1,000,000	1,056,220
BB&T Corp., Sr. Unsecured, 5.70%, 4/30/14	1,000,000	1,099,136
[12]Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	289,941
Citigroup, Inc., Sr. Unsecured, 5.13%, 2/14/11	1,000,000	1,029,237
Credit Suisse, Sr. Unsecured, MTN, 3.45%, 7/02/12	1,000,000	1,037,244
[12]Merrill Lynch & Co., Inc., Sr. Unsecured, MTN, 6.15%, 4/25/13	1,000,000	1,085,749
National City Bank, Subordinated, BKNT, 6.25%, 3/15/11	1,000,000	1,042,042
Wells Fargo & Co., Sr. Notes, 3.63%, 4/15/15	250,000	254,277
TOTAL BANKS		$10,733,465

Description	Par Value	Value

BEVERAGES – 3.9%
Anheuser-Busch Cos., Inc., Sr. Unsecured, 6.00%, 4/15/11	$1,000,000	$1,045,505
[6,7]Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 2.50%, 3/26/13	1,000,000	1,005,712
[1]Coca-Cola Enterprises, Inc., Sr. Unsecured , 0.85%, 5/06/10	1,000,000	1,005,691
Diageo Finance BV, Company Guaranteed, 3.88%, 4/01/11	350,000	359,993
Dr Pepper Snapple Group, Inc., Company Guaranteed, 2.35%, 12/21/12	1,000,000	1,010,572
TOTAL BEVERAGES		$4,427,473

BUILDING MATERIALS – 0.9%
Masco Corp., Sr. Unsecured, 5.88%, 7/15/12	1,000,000	1,062,170

CAPITAL MARKETS – 1.0%
Jefferies Group, Inc., Sr. Unsecured, 7.75%, 3/15/12	1,000,000	1,091,950

CHEMICALS – 3.3%
Dow Capital BV, Company Guaranteed, MTN, 8.50%, 6/08/10	740,000	743,777
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	250,000	289,802
[12]Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 7.75%, 5/31/11	2,550,000	2,729,217
TOTAL CHEMICALS		$3,762,796

COMPUTERS – 1.8%
Hewlett-Packard Co., Sr. Unsecured, 4.25%, 2/24/12	1,000,000	1,056,064
International Business Machines Corp., Sr. Unsecured, 2.10%, 5/06/13	1,000,000	1,014,361
TOTAL COMPUTERS		$2,070,425

COSMETICS/PERSONAL CARE – 0.9%
Procter & Gamble International Funding SCA, Company Guaranteed, 1.35%, 8/26/11	1,000,000	1,006,502

DIVERSIFIED FINANCIAL SERVICES – 8.7%
Boeing Capital Corp., Sr. Unsecured, 6.10%, 3/01/11	900,000	941,293
BP Capital Markets PLC, Company Guaranteed, 1.55%, 8/11/11	500,000	504,229
Capital One Bank USA NA, Subordinated, 6.50%, 6/13/13	1,000,000	1,104,535
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.25%, 10/25/11	1,000,000	1,032,500
General Electric Capital Corp., Sr. Unsecured, MTN, 4.88%, 10/21/10	1,000,000	1,020,158
[12]General Electric Capital Corp., Sr. Unsecured, 2.80%, 1/08/13	1,000,000	1,017,587
IBM International Group Capital LLC, Company Guaranteed, 5.05%, 10/22/12	1,000,000	1,088,483
[6,7]MassMutual Global Funding II, Sr. Secured, 2.88%, 4/21/14	1,000,000	1,005,625

(MTB Short-Term Corporate Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	65

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

SLM Corp., Sr. Unsecured, 5.45%, 4/25/11	$1,000,000	$1,017,749
Textron Financial Corp., Sr. Unsecured, 4.60%, 5/03/10	200,000	200,044
Textron Financial Corp., Sr. Unsecured, 5.13%, 11/01/10	500,000	507,529
Textron Financial Corp., Sr. Unsecured, 5.40%, 4/28/13	500,000	520,855
TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,960,587

ELECTRIC – 1.6%
Consolidated Edison Co of New York, Inc., Series 00-B, Sr. Unsecured, 7.50%, 9/01/10	675,000	690,381
Progress Energy, Inc., Sr. Unsecured, 7.10%, 3/01/11	305,000	319,940
Rochester Gas & Electric Corp., Series TT, 1st Mortgage, 6.95%, 4/01/11	800,000	841,176
TOTAL ELECTRIC		$1,851,497

ELECTRONICS – 0.9%
Agilent Technologies, Inc., Sr. Unsecured, 4.45%, 9/14/12	1,000,000	1,053,044

FINANCIAL SERVICES – 0.5%
Boeing Capital Corp., Sr. Unsecured, 7.38%, 9/27/10	550,000	565,037

FOOD – 8.6%
ConAgra Foods, Inc., Sr. Unsecured, 7.88%, 9/15/10	69,000	70,820
ConAgra Foods, Inc., Sr. Unsecured, 6.75%, 9/15/11	1,400,000	1,499,822
HJ Heinz Finance Co., Company Guaranteed, 6.63%, 7/15/11	3,250,000	3,463,097
[12]Kellogg Co., Series B, Sr. Unsecured, 6.60%, 4/01/11	1,000,000	1,052,704
[1]Kraft Foods, Inc., Sr. Unsecured, 0.75%, 5/11/10	1,000,000	1,001,294
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	400,000	424,859
Kroger Co., Company Guaranteed, 6.80%, 4/01/11	1,000,000	1,053,096
[12]Kroger Co., Company Guaranteed, 5.50%, 2/01/13	250,000	272,191
Unilever Capital Corp., Company Guaranteed, 7.13%, 11/01/10	1,000,000	1,032,829
TOTAL FOOD		$9,870,712

HOME BUILDERS – 0.6%
Dr Horton, Inc., Company Guaranteed, 5.38%, 6/15/12	680,000	701,250

HOUSEHOLD PRODUCTS – 0.9%
[12]Fortune Brands, Inc., Sr. Unsecured, 3.00%, 6/01/12	1,000,000	1,012,614

INSURANCE – 2.9%
[6,7]MassMutual Global Funding II, Sr. Unsecured, 3.63%, 7/16/12	500,000	522,019
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	1,000,000	1,009,077

Description	Par Value	Value

[12]Prudential Financial, Inc., Sr. Unsecured, MTN, 3.63%, 9/17/12	$750,000	$776,186
[12]Prudential Financial, Inc., Sr. Unsecured, MTN, 2.75%, 1/14/13	1,000,000	1,007,766
TOTAL INSURANCE		$3,315,048

MEDIA – 3.7%
[12]Comcast Cable Communications LLC, Sr. Unsecured, 6.75%, 1/30/11	1,000,000	1,042,140
COX Communications, Inc., Sr. Unsecured, 7.75%, 11/01/10	1,000,000	1,033,860
[6,7]DIRECTV Holdings LLC, Company Guaranteed, 3.55%, 3/15/15	1,000,000	997,956
Time Warner Cable, Inc., Company Guaranteed, 7.50%, 4/01/14	1,000,000	1,160,573
TOTAL MEDIA		$4,234,529

METALS & MINING – 1.3%
Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	710,000	784,885
[6,7]Xstrata Finance Canada Ltd., Company Guaranteed, 5.50%, 11/16/11	618,000	649,941
TOTAL METALS & MINING		$1,434,826

METALS & MINING – 1.2%
Vale Inco Ltd., Unsubordinated, 7.75%, 5/15/12	525,000	579,460
Xstrata Canada Corp., Company Guaranteed, 7.35%, 6/05/12	750,000	823,340
TOTAL METALS & MINING		$1,402,800

MISCELLANEOUS MANUFACTURING – 0.5%
ITT Corp., Sr. Unsecured, 4.90%, 5/01/14	500,000	532,764

MULTI-UTILITIES – 0.4%
CenterPoint Energy, Inc., Series B, Sr. Unsecured, 7.25%, 9/01/10	500,000	508,919

OFFICE/BUSINESS EQUIPMENT – 1.9%
Xerox Corp., Sr. Unsecured, 6.88%, 8/15/11	2,000,000	2,131,885

OIL & GAS – 9.2%
Anadarko Finance Co., Series B, Company Guaranteed, 6.75%, 5/01/11	500,000	525,964
Apache Corp., Sr. Unsecured, 6.25%, 4/15/12	1,000,000	1,093,658
Conoco Funding Co., Company Guaranteed, 6.35%, 10/15/11	1,000,000	1,074,968
ConocoPhillips, Sr. Unsecured, 8.75%, 5/25/10	768,000	772,092
Devon Financing Corp. ULC, Company Guaranteed, 6.88%, 9/30/11	1,000,000	1,078,093
[6,7]Dolphin Energy Ltd., Sr. Secured, 5.89%, 6/15/19	495,000	514,874
Sempra Energy, Sr. Unsecured, 8.90%, 11/15/13	1,420,000	1,698,524
Tesoro Corp., Company Guaranteed, 6.50%, 6/01/17	1,000,000	945,000

(MTB Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

66	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

[12]Valero Energy Corp., Company Guaranteed, 6.88%, 4/15/12	$1,000,000	$1,089,443
XTO Energy, Inc., Sr. Unsecured, 5.00%, 8/01/10	1,000,000	1,010,990
XTO Energy, Inc., Sr. Unsecured, 7.50%, 4/15/12	590,000	659,358
TOTAL OIL & GAS		$10,462,964

OIL & GAS FIELD SERVICES – 0.9%
Burlington Resources Finance Co., Company Guaranteed, 6.68%, 2/15/11	1,000,000	1,047,743

OIL & GAS SERVICES – 2.7%
Halliburton Co., Sr. Unsecured, 5.50%, 10/15/10	3,000,000	3,069,320

PIPELINES – 1.4%
Enterprise Products Operating LLC, Series G, Company Guaranteed, 5.60%, 10/15/14	1,000,000	1,096,737
Plains All American Pipeline LP, Company Guaranteed, 4.25%, 9/01/12	500,000	525,043
TOTAL PIPELINES		$1,621,780

REAL ESTATE INVESTMENT TRUSTS (REIT) – 4.4%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 6.13%, 11/01/12	1,000,000	1,085,736
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	1,000,000	1,046,012
HCP, Inc., Sr. Unsecured, 6.45%, 6/25/12	385,000	412,586
12HCP, Inc., Sr. Unsecured, 5.65%, 12/15/13	500,000	530,844
HRPT Properties Trust, Sr. Unsecured, 5.75%, 2/15/14	1,000,000	1,043,071
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 2/15/11	865,000	905,078
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$5,023,327

RETAIL – 5.5%
1CVS Caremark Corp., Sr. Unsecured, 0.55%, 6/01/10	1,000,000	1,000,340
Home Depot, Inc., Sr. Unsecured, 5.20%, 3/01/11	1,000,000	1,035,638
McDonald’s Corp., Sr. Unsecured, 6.00%, 4/15/11	1,040,000	1,093,399
Staples, Inc., Company Guaranteed, 7.75%, 4/01/11	500,000	530,348
[12]Staples, Inc., Company Guaranteed, 7.38%, 10/01/12	625,000	696,718
Yum! Brands, Inc., Sr. Unsecured, 8.88%, 4/15/11	1,780,000	1,907,147
TOTAL RETAIL		$6,263,590

TELECOMMUNICATIONS – 6.8%
AT&T Corp., Company Guaranteed, 7.30%, 11/15/11	500,000	545,617
Cellco Partnership / Verizon Wireless Capital LLC, Sr. Unsecured, 3.75%, 5/20/11	1,600,000	1,646,984

Description	Par Value	Value

CenturyTel, Inc., Series H, Sr. Unsecured, 8.38%, 10/15/10	$1,000,000	$1,032,496
Cisco Systems, Inc., Sr. Unsecured, 5.25%, 2/22/11	250,000	259,469
Deutsche Telekom International Finance BV, Company Guaranteed, 5.38%, 3/23/11	1,000,000	1,037,898
New Cingular Wireless Services, Inc., Company Guaranteed, 8.13%, 5/01/12	1,000,000	1,131,988
Sprint Capital Corp., Company Guaranteed, 7.63%, 1/30/11	614,000	636,257
Telecom Italia Capital SA, Company Guaranteed, 6.20%, 7/18/11	1,000,000	1,048,382
Verizon Global Funding Corp., Sr. Unsecured, 7.25%, 12/01/10	450,000	467,072
TOTAL TELECOMMUNICATIONS		$7,806,163

TRANSPORTATION – 2.8%
Burlington Northern Santa Fe LLC, Sr. Unsecured, 7.13%, 12/15/10	1,000,000	1,040,018
Canadian National Railway Co., Sr. Unsecured, 6.38%, 10/15/11	1,000,000	1,076,100
[6,7]Korea Railroad Corp., Sr. Unsecured, 5.38%, 5/15/13	500,000	537,207
Union Pacific Corp., Sr. Unsecured, 6.50%, 4/15/12	536,000	585,508
TOTAL TRANSPORTATION		$3,238,833
TOTAL CORPORATE BONDS (COST $101,294,353)		$103,026,227

U.S. TREASURY – 1.2%

INFLATION INDEXED BONDS – 1.2%
1.88%, 7/15/13	1,000,000	1,257,349
3.50%, 1/15/11	100,000	128,544
TOTAL INFLATION INDEXED BONDS		$1,385,893
TOTAL U.S. TREASURY (COST $1,249,986)		$1,385,893

REPURCHASE AGREEMENT – 0.3%

Interest in $372,582 repurchase agreement 0.19%, dated 4/30/10 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government security maturing on 10/20/10 for $372,588 on 5/03/10. The market value of the underlying securities at the end of the period was $384,577.

(COST $372,582)		$372,582
TOTAL INVESTMENTS IN SECURITIES – 102.3% (COST $115,102,732)		$117,064,728

(MTB Short-Term Corporate Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	67

MTB Short-Term Corporate Bond Fund (concluded)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.6% (13)
REPURCHASE AGREEMENT – 3.6%

Interest in $4,142,000 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $4,142,069 on 5/03/10. The market value of the underlying securities at the end of the period was $4,224,840.

(COST $4,142,000)		4,142,000
TOTAL INVESTMENTS – 105.9% (COST $119,244,732)		$121,206,728
COLLATERAL FOR SECURITIES ON LOAN – (3.6%)		(4,142,000)
OTHER LIABILITIES LESS ASSETS – (2.3%)		(2,668,933)
TOTAL NET ASSETS – 100.0%		$114,395,795

Cost of investments for Federal income tax purposes is $115,104,192. The net unrealized appreciation of investments was $1,960,536. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,046,496 and net unrealized depreciation from investments for those securities having an excess of cost over value of $85,960.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Adjustable Rate Mortgage	$—	$73	$—	$73
Asset-Backed Securities	—	4,409,480	—	4,409,480
Collateralized Mortgage Obligations	—	5,120,557	—	5,120,557
Commercial Paper	—	2,749,916	—	2,749,916
Corporate Bonds	—	103,026,227	—	103,026,227
U.S. Treasury	—	1,385,893	—	1,385,893
Repurchase Agreements	—	4,514,582	—	4,514,582

Total	$—	$121,206,728	$—	$121,206,728

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

68

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Bond Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Government Agencies	41.3%
Mortgage-Backed Securities	26.7%
Collateralized Mortgage Obligations	12.6%
U.S. Treasury	12.2%
Corporate Bonds	3.8%
Municipal Bonds	1.4%
Cash Equivalents[1]	1.5%
Other Assets and Liabilities – Net[2]	0.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	24.2%
AA	9.5%
BBB	3.2%
BB	3.7%
Not Rated	58.9%
Other Assets and Liabilities – Net[2]	0.5%

TOTAL	100.0%

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 12.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.3%
2.88%, 2/09/15	$500,000	$507,498
Series 1920, Class H, 7.00%, 1/15/12	111,286	115,504
Series 1988-6, Class C, 9.05%, 6/15/19	26,928	29,881
Series 1989-112, Class I, 6.50%, 1/15/21	4,965	5,315
Series 1990-136, Class E, 6.00%, 4/15/21	14,008	14,891
Series 1990-141, Class D, 5.00%, 5/15/21	5,392	5,637
Series 1993-1577, Class PK, 6.50%, 9/15/23	279,000	302,280
Series 1993-1644, Class K, 6.75%, 12/15/23	176,000	196,109
Series 1994-1666, Class H, 6.25%, 9/15/23	304,684	308,833
Series 1994-1686, Class PJ, 5.00%, 2/15/24	49,445	51,414
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,537,362

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%
Series 1993-113, Class PK, 6.50%, 7/25/23	136,073	146,614
Series 1993-127, Class H, 6.50%, 7/25/23	132,137	142,724
Series 1993-202, Class J, 6.50%, 11/25/23	72,244	78,494
Series 1994-3, Class PL, 5.50%, 1/25/24	117,935	124,666
Series 1994-55, Class H, 7.00%, 3/25/24	154,232	168,817

Description	Par Value	Value

Series 2002-52, Class QA, 6.00%, 7/18/32	$77,491	$81,795
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$743,110

WHOLE LOAN – 9.2%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.52%, 5/25/10	621,716	570,480
[1]Banc of America Mortgage Securities, Inc., Series 2004-B, Class 2A1, 3.06%, 5/25/10	485,265	446,217
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	2,668,414	2,664,855
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.07%, 5/25/10	2,716,440	2,474,473
TOTAL WHOLE LOAN		$6,156,025
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $8,450,129)		$8,436,497

CORPORATE BONDS – 3.8%

BANKS – 2.2%
First Tennessee Bank NA, Subordinated, BKNT, 4.63%, 5/15/13	1,000,000	974,695
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	502,686	526,622
TOTAL BANKS		$1,501,317

(MTB U.S. Government Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Value

GAS UTILITIES – 0.8%
Bay State Gas Co., Sr. Unsecured, MTN, 9.20%, 6/06/11	$500,000	$529,891

HEALTHCARE PROVIDERS & SERVICES – 0.8%
Howard Hughes Medical Institute, Sr. Unsecured, 3.45%, 9/01/14	500,000	519,900
TOTAL CORPORATE BONDS (COST $2,389,883)		$2,551,108

GOVERNMENT AGENCIES – 41.3%

FEDERAL HOME LOAN BANK (FHLB) – 5.6%
5.38%, 5/18/16	2,000,000	2,251,529
6.63%, 11/15/10	1,435,000	1,482,702
TOTAL FEDERAL HOME LOAN BANK (FHLB)		$3,734,231

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 19.4%
[2]0.22%, 8/17/10	2,000,000	1,998,665
[2]0.25%, 9/07/10	2,000,000	1,998,076
4.75%, 1/19/16	1,000,000	1,094,717
4.88%, 6/13/18	2,000,000	2,165,057
5.13%, 10/18/16	2,000,000	2,216,934
5.25%, 4/18/16	2,000,000	2,237,202
8.25%, 6/01/26	1,000,000	1,315,990
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$13,026,641

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 9.3%
[2]0.18%, 7/07/10	3,000,000	2,998,987
Sr. Subordinated 5.25%, 8/01/12	3,000,000	3,232,582
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$6,231,569

HOUSING – 0.6%
[10]Federal Housing Administration, Project Pass Through Certificate, 7.43%, 4/01/22	41,419	41,419
U.S. Department of Housing And Urban Development, U.S. Government Guaranteed, 7.66%, 8/01/15	345,000	346,692
TOTAL HOUSING		$388,111

PRIVATE EXPORT FUNDING CORPORATION – 2.4%
Overseas Private Investment Corp., U.S. Government Guaranteed, 6.60%, 5/21/16	1,460,550	1,631,019

SMALL BUSINESS ADMINISTRATION – 1.4%
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-C, 6.70%, 3/01/16	80,108	86,881
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-L, 6.70%, 12/01/16	228,344	248,454

Description	Par Value	Value

Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-K, 6.95%, 11/01/16	$533,200	$584,917
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	15,479	16,863
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1999-I, 7.30%, 9/01/19	18,618	20,254
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1991-H, 8.85%, 8/01/11	312	324
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1990-E, 9.65%, 5/01/10	3,106	3,106
TOTAL SMALL BUSINESS ADMINISTRATION		$960,799

TRANSPORTATION – 2.6%
Vessel Management Services, Inc., U.S. Government Guaranteed, 5.13%, 4/16/35	1,000,000	1,043,566
Vessel Management Services, Inc., U.S. Government Guaranteed, 6.75%, 7/15/25	631,000	717,336
TOTAL TRANSPORTATION		$1,760,902
TOTAL GOVERNMENT AGENCIES (COST $26,133,758)		$27,733,272

MORTGAGE-BACKED SECURITIES – 26.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 11.5%
Pool 287773, 7.50%, 3/01/17	1,387	1,519
Pool 299147, 7.50%, 8/01/17	98,460	107,790
Pool 300161, 8.50%, 8/01/17	26,607	29,255
Pool 538733, 9.00%, 9/01/19	384	427
Pool A18401, 6.00%, 2/01/34	1,826,848	1,984,642
Pool C78010, 5.50%, 4/01/33	2,729,272	2,908,210
Pool C80328, 7.50%, 7/01/25	95,907	107,032
Pool E00540, 6.00%, 3/01/13	204,756	216,134
Pool G01425, 7.50%, 5/01/32	193,099	215,016
Pool G01831, 6.00%, 5/01/35	835,566	907,738
Pool G12709, 5.00%, 7/01/22	1,130,639	1,198,831
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$7,676,594

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 13.9%
Pool 202957, 8.00%, 8/01/21	8,719	9,529
Pool 252439, 6.50%, 5/01/29	107,205	118,109
Pool 255933, 5.50%, 11/01/35	1,115,566	1,177,271
Pool 323419, 6.00%, 12/01/28	228,102	247,633
Pool 334593, 7.00%, 5/01/24	130,967	143,034
Pool 39862, 9.75%, 9/01/17	14,745	16,426
Pool 436746, 6.50%, 8/01/28	94,954	104,464
Pool 440401, 6.50%, 8/01/28	355,110	390,122

(MTB U.S. Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

70	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Value

Pool 485678, 6.50%, 3/01/29	$304,490	$334,986
Pool 494375, 6.50%, 4/01/29	41,619	45,788
Pool 545051, 6.00%, 9/01/29	362,169	393,180
Pool 604867, 7.00%, 1/01/25	139,631	154,013
Pool 625596, 7.00%, 2/01/32	42,716	47,649
Pool 725418, 6.50%, 5/01/34	556,745	613,029
Pool 763704, 5.00%, 4/01/34	1,814,437	1,893,932
Pool 833143, 5.50%, 9/01/35	2,839,043	3,003,175
Pool 843323, 5.50%, 10/01/35	584,816	617,164
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$9,309,504

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 1.3%
Pool 1061, 9.00%, 4/20/23	34,665	38,725
Pool 146927, 9.00%, 9/15/16	7,019	7,626
Pool 1886, 9.00%, 10/20/24	4,932	5,547
Pool 188603, 9.00%, 11/15/16	10,007	10,961
Pool 208196, 9.00%, 2/15/17	15,057	16,491
Pool 346572, 7.00%, 5/15/23	27,045	29,710
Pool 364004, 7.00%, 10/20/23	74,336	82,142
Pool 392400, 8.00%, 7/15/24	2,497	2,757
Pool 484269, 7.00%, 9/15/28	65,175	72,108
Pool 581522, 6.00%, 5/15/33	358,941	389,098
Pool 592505, 6.00%, 4/15/33	224,459	242,598
Pool 780440, 8.50%, 11/15/17	4,266	4,630
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$902,393
TOTAL MORTGAGE-BACKED SECURITIES (COST $17,052,036)		$17,888,491

MUNICIPAL BONDS – 1.4%

DEVELOPMENT – 0.2%
Miami FL, Rent Revenue, Series 1998 (Lease payments guaranteed by U.S. Government), 8.65%, 7/01/19	140,000	163,696

Description	Par Value	Value

FACILITIES – 1.1%
City of Tacoma WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government), 8.20%, 9/15/13	$635,000	$706,958

TOBACCO – 0.1%
Tobacco Settlement Financing Corp., LA, Revenue Bonds, Asset-Backed, Callable, Series 2001-A, 6.36%, 5/15/25	64,352	64,005
TOTAL MUNICIPAL BONDS (COST $923,117)		$934,659

U.S. TREASURY – 12.2%

INFLATION INDEXED BONDS – 6.3%
2.00%, 1/15/14	2,000,000	2,512,419
3.50%, 1/15/11	1,325,000	1,703,211
TOTAL INFLATION INDEXED BONDS		$4,215,630

U.S. TREASURY BOND – 4.9%
4.50%, 2/15/36	1,286,000	1,293,435
4.50%, 8/15/39	2,000,000	1,991,250
TOTAL U.S. TREASURY BOND		$3,284,685

U.S. TREASURY NOTE – 1.0%
4.00%, 8/15/18	668,000	697,225
TOTAL U.S. TREASURY (COST $7,835,273)		$8,197,540

REPURCHASE AGREEMENT – 1.5%

Interest in $992,491 repurchase agreement 0.19%, dated 4/30/10 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government security maturing on 10/20/10 for $992,507 on 5/03/10. The market value of the underlying securities at the end of the period was $1,013,884.

(COST $992,491)		$992,491
TOTAL INVESTMENTS IN SECURITIES – 99.5% (COST $63,776,687)		$66,734,058
OTHER ASSETS LESS LIABILITIES – 0.5%		320,791
TOTAL NET ASSETS – 100.0%		$67,054,849

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	71

MTB U.S. Government Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $63,944,621. The net unrealized appreciation of investments was $2,789,437. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,340,716 and net unrealized depreciation from investments for those securities having an excess of cost over value of $551,279.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Government Agencies	$—	$27,691,853	$41,419	$27,733,272
Mortgage-Backed Securities	—	17,888,491	—	17,888,491
Collateralized Mortgage Obligations	—	8,436,497	—	8,436,497
U.S. Treasury	—	8,197,540	—	8,197,540
Corporate Bonds	—	2,551,108	—	2,551,108
Municipal Bonds	—	934,659	—	934,659
Repurchase Agreement	—	992,491	—	992,491

Total	$—	$66,692,639	$41,419	$66,734,058

As of April 30, 2010, Federal Housing Administration, Project Pass Through Certificate ("FHA"), a government agency bond, was priced at fair value as determined by the Board's pricing committee pursuant to the to the Board's valuation procedures. The inputs and valuation techniques used to measure the fair value for FHA were based on an analysis of broker quotes and data on trading activity, yield spreads and swap rates. There were no changes in the valuation techniques used since the April 30, 2009 annual report for FHA.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities

Balance as of 4/30/09	$44,134
Realized gain (loss)	(319)
Change in unrealized appreciation (depreciation)	319
Net purchases (sales)	(2,715)
Transfers in and/or out of Level 3	—

Balance as of 4/30/10	$41,419

Net change in unrealized appreciation/(depreciation) for investments still held as of 4/30/10	(319)

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

72

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Municipal Bond Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Transportation	18.0%
Tobacco	14.5%
General Revenue	11.3%
Higher Education	10.3%
General Obligations	10.0%
Medical	8.5%
Water	7.4%
Education	5.0%
Power	4.9%
Multi-Family Housing	2.9%
Facilities	2.4%
Pollution Control	1.9%
School District	1.8%
Other Assets and Liabilities – Net[1]	1.1%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[2]	Percentage of Total Net Assets
AAA	9.8%
AA	52.9%
A	23.4%
BBB	2.7%
Not Rated	10.1%
Other Assets and Liabilities – Net[1]	1.1%

TOTAL	100.0%

Description	Par Value	Value

MUNICIPAL BONDS – 90.6%

MICHIGAN – 1.0%

WATER – 1.0%
Detroit, MI, Sewer Revenue Bonds, (Series C), (National Reinsurance) 5.00%, 7/01/12	$1,000,000	$1,055,480

NEW YORK – 88.1%

EDUCATION – 5.0%
Montgomery County, NY, IDA, Revenue Bonds, (Series A), (XLCA INS) 5.00%, 7/01/29	1,000,000	944,540
New York State Dormitory Authority, Refunding Revenue Bonds, Nonstate Supported Debt, School District Board Funding Program, (Series C), (State Aid Withholding)/(GO of Authority) 7.25%, 10/01/28	3,000,000	3,570,420
New York State Dormitory Authority, School Districts Financing Program, (Series D), (National Reinsurance State Aid Withholding) 5.50%, 10/01/17	895,000	968,274
TOTAL EDUCATION		$5,483,234

Description	Par Value	Value

FACILITIES – 2.4%
Albany, NY, Parking Authority, Unrefunded Revenue Bonds, (Series A) 5.63%, 7/15/25	$220,000	$223,421
Canton, NY, Human Services Initiatives, Inc. 5.75%, 9/01/32	915,000	873,990
New York State Urban Development Corp., Correctional & Youth Facilities Service, Unrefunded Revenue Bonds, (Series A) 5.50%, 1/01/17	1,510,000	1,559,029
TOTAL FACILITIES		$2,656,440

GENERAL OBLIGATIONS – 3.7%
New York City, NY 5.00%, 8/01/16	2,000,000	2,220,780
New York City, NY, GO Unlimited Refunding Bonds, (Series B) 5.75%, 8/01/14	1,640,000	1,804,623

(MTB New York Municipal Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	73

MTB New York Municipal Bond Fund (continued)

Description	Par Value	Value

TOTAL GENERAL OBLIGATIONS		$4,025,403

GENERAL REVENUE – 11.3%
Grand Central, NY, District Management Association, Inc. 5.00%, 1/01/21	1,000,000	1,041,730
New York State Dormitory Authority, Income Tax Revenue Bonds, (Series D) 5.00%, 3/15/23	1,250,000	1,360,425
New York State Thruway Authority, NY, State Personal Income Tax Revenue, (Series A) 5.00%, 3/15/27	1,000,000	1,089,090
5.25%, 3/15/23	2,500,000	2,793,475
New York State Urban Development Corp., Service Contract Obligation, Refunding Revenue Bonds, (Series B) 5.25%, 1/01/23	5,500,000	5,994,780
TOTAL GENERAL REVENUE		$12,279,500

HIGHER EDUCATION – 10.3%
Geneva, NY, Revenue Bonds, (Project A) 5.38%, 2/01/33	1,000,000	1,012,780
New York State Dormitory Authority 5.00%, 9/01/26	1,000,000	1,083,710
5.00%, 9/01/27	1,415,000	1,524,266
New York State Dormitory Authority Leas Revenue, Refunding Bonds (Series A), (Mental Health Services Facilities) 5.00%, 8/15/24	2,000,000	2,132,460
New York State Dormitory Authority, Refunding Revenue Bonds, (CITY UNIV CONS 3RD-1)/(FGIC-TCRS) 5.25%, 7/01/25	1,500,000	1,509,585
New York State Dormitory Authority, Revenue Bonds, State University Educational Facility, (Series A) 7.50%, 5/15/13	3,000,000	3,501,270
New York State Dormitory Authority, Unrefunded Revenue Bonds, (Series C) 7.38%, 5/15/10	460,000	461,309
TOTAL HIGHER EDUCATION		$11,225,380

MEDICAL – 8.5%
Chemung County, NY, IDA, (Series A) 5.00%, 11/01/34	875,000	860,431
Chemung County, NY, IDA, (Series B) 5.00%, 11/01/34	1,000,000	983,350
Monroe County, NY, IDA, (Highland Hospital Rochester Project) 5.00%, 8/01/22	1,000,000	1,009,120
Monroe County, NY, IDA, Civic Facilities Revenue Bonds, (Highland Hospital Rochester Project) 5.00%, 8/01/25	995,000	984,254
New York City, NY, Health and Hospitals Corp., (Series A) 5.45%, 2/15/26	1,000,000	1,032,470
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, (FHA INS) 5.05%, 8/15/24	750,000	774,750
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, (AMBAC FHA INS) 5.10%, 2/01/19	1,000,000	1,005,670

Description	Par Value	Value

New York State Dormitory Authority, Mental Health Services Facilities Improvement, Revenue Bonds, (Series 2005D-1), (National Reinsurance FGIC) 5.00%, 2/15/23	$2,000,000	$2,088,960
New York State Dormitory Authority, Revenue Bonds, (FHA 232) 5.85%, 8/01/26	235,000	235,153
Tompkins, NY, Health Care Corp., (FHA INS) 10.80%, 2/01/28	230,000	245,056
TOTAL MEDICAL		$9,219,214

MULTI-FAMILY HOUSING – 2.9%
East Rochester, NY, Housing Authority, Revenue Bonds 6.13%, 4/20/43	1,355,000	1,437,235
[5]New York State HFA, Phillips Village Project, AMT, (Series A), (Phillips Village LP)/(FHA 236 SONYMA) 7.75%, 8/15/17	765,000	774,096
[5]New York State Mortgage Agency, AMT, (Series 67) 5.80%, 10/01/28	30,000	30,670
[5]New York State Mortgage Agency, Refunding Revenue Bonds, AMT, (Series 63) 5.70%, 4/01/11	865,000	867,111
TOTAL MULTI-FAMILY HOUSING		$3,109,112

POLLUTION CONTROL – 1.9%
[5]Niagara County, NY, IDA, Solid Waste Disposal, Refunding Revenue Bonds, AMT, (Series C), (Covanta ARC LLC), Mandatory Tender & Remarketing 5.63%, 11/15/24	2,000,000	2,057,540

POWER – 4.9%
Long Island Power Authority, NY, Revenue Bonds, (Series E), (National Reinsurance FGIC) 5.00%, 12/01/22	5,000,000	5,311,200

TOBACCO – 13.5%
New York Counties Tobacco Trust II, Refunding Revenue Bonds 5.25%, 6/01/25	690,000	666,264
Tobacco Settlement Financing Corp., NY, (Series A-1) 5.25%, 6/01/16	1,430,000	1,434,462
Tobacco Settlement Financing Corp., NY, (Series B-1C) 5.25%, 6/01/13	115,000	115,386
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1) 5.50%, 6/01/18	3,000,000	3,201,210
5.50%, 6/01/19	4,575,000	4,995,625
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1), (AMBAC State GTD) 5.25%, 6/01/22	3,000,000	3,193,350
Tobacco Settlement Financing Corp., NY, Bonds (Series B-1C), Mandatory Redemption 5.50%, 6/01/22	1,000,000	1,078,780

TOTAL TOBACCO		$14,685,077

TRANSPORTATION – 17.3%
Metropolitan Transportation Authority, NY, Revenue Bonds (Series B) 5.00%, 11/15/22	1,000,000	1,058,790
Metropolitan Transportation Authority, NY, Service Contract, Refunding Revenue Bonds, (Series A), (National-RE FGIC) 5.00%, 7/01/25	4,500,000	4,712,715

(MTB New York Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

74	PORTFOLIOS OF INVESTMENTS

MTB New York Municipal Bond Fund (concluded)

Description	Par Value	Value

New York State Thruway Authority 5.00%, 4/01/20	$2,500,000	$2,752,000
New York State Thruway Authority, (Series 2000A), (FSA INS) 6.25%, 4/01/11	1,000,000	1,014,760
New York State Thruway Authority, Second Generation Highway & Bridge Thruway Fund, Refunding Revenue Bonds, (Series B) 5.00%, 4/01/25	2,500,000	2,723,750
New York State Thruway Authority, Service Contract Obligation, Refunding Revenue Bonds, Local Highway & Bridge 5.50%, 4/01/14	2,000,000	2,158,100
Triborough Bridge & Tunnel Authority, NY, (Series Y) Refunding Revenue Bonds, (CAPMAC – ITC GO of Authority)/(PRF 1/1/21) 6.13%, 1/01/21	3,500,000	4,381,195
TOTAL TRANSPORTATION		$18,801,310

WATER – 6.4%
New York City, NY, Municipal Water Finance Authority, (Series C) 5.13%, 6/15/33	1,000,000	1,036,360
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series AA) 5.00%, 6/15/21	3,000,000	3,356,460
New York State Environmental Facilities Corp., NY, State Clean Water & Drinking Revolving Funds, Pooled Financing Program, (Series B) 5.00%, 11/15/18	1,450,000	1,573,627
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Revenue Bonds, (Series C), (POL CTL-SRF) 5.85%, 1/15/15	1,040,000	1,044,482
TOTAL WATER		$7,010,929
TOTAL NEW YORK		$95,864,339

PUERTO RICO – 0.5%

GENERAL OBLIGATIONS – 0.5%
Commonwealth of Puerto Rico, GO UT, (National Reinsurance-IBC) 7.00%, 7/01/10	550,000	555,209

Description	Par Value	Value

WISCONSIN – 1.0%

TOBACCO – 1.0%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds 6.13%, 6/01/27	$1,040,000	$1,113,663
TOTAL MUNICIPAL BONDS (COST $95,093,828)		$98,588,691

3SHORT-TERM MUNICIPAL BONDS – 8.3%

NEW YORK – 8.3%

GENERAL OBLIGATIONS – 5.8%
Broome County, NY, GO Unlimited Notes, BANs 1.50%, 6/30/10	$3,910,000	$3,912,581
New York City, NY 0.24%, 5/03/10	200,000	200,000
Rockland County, NY, GO Unlimited Notes, BANs (Series A) 1.50%, 4/22/11	1,000,000	1,000,890
Fishkill, NY, GO Unlimited Notes, BANs 6.75%, 11/04/10	1,000,000	1,004,870
New York, NY, GO Unlimited, (Subseries B-2) Daily VRDNs, (Morgan Guaranty Trust) 0.24%, 5/03/10	200,000	200,000
TOTAL GENERAL OBLIGATIONS		$6,318,341

SCHOOL DISTRICT – 1.8%
Wellsville Central School District, NY, GO Unlimited Refunding Notes, BANs, (State Aid Withholding) 1.50%, 6/23/10	2,000,000	2,001,965

TRANSPORTATION – 0.7%
Metropolitan Transportation Authority, NY, Refunding Revenue Bond, (Series G) Daily VRDNs, (BNP Paribas, LOC) 0.23%, 5/03/10	715,000	715,000
TOTAL NEW YORK		$9,035,306
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $9,033,691)		$9,035,306
TOTAL INVESTMENTS – 98.9% (COST $104,127,519)		$107,623,997
OTHER ASSETS LESS LIABILITIES – 1.1%		1,146,544
TOTAL NET ASSETS – 100.0%		$108,770,541

Cost of investments for Federal income tax purposes is $104,080,424. The net unrealized appreciation of investments was $3,543,573. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,852,429 and net unrealized depreciation from investments for those securities having an excess of cost over value of $308,856.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$98,588,691	$—	$98,588,691
Short-Term Municipal Bonds	—	9,035,306	—	9,035,306

Total	$—	$107,623,997	$—	$107,623,997

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

75

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Municipal Bond Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Higher Education	21.1%
School District	14.3%
Medical	13.2%
Transportation	13.0%
Development	12.7%
General Obligations	5.3%
Facilities	5.3%
Continuing Care	4.6%
Education	4.1%
Water & Sewer	3.8%
Pollution Control	0.7%
Cash Equivalents[1]	0.8%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
A	29.8%
AAA	4.9%
AA	25.7%
BBB	19.6%
Not Rated	18.9%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

Description	Par Value	Value

MUNICIPAL BONDS – 98.1%

PENNSYLVANIA – 98.1%

CONTINUING CARE – 4.6%
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Ann’s Choice, Inc.) 5.20%, 1/01/13	$330,000	$325,509
5.30%, 1/01/14	275,000	269,868
5.40%, 1/01/15	240,000	234,475
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Pennswood Village)/(PRF 10/1/12 @ 101) 6.00%, 10/01/27	1,000,000	1,118,840
Montgomery County, PA, IDA, (ACTS Retirement-Life Community, Inc.) 5.25%, 11/15/28	1,850,000	1,749,342
Montgomery County, PA, IDA, (Whitemarsh Continuing Care Retirement Community) 6.13%, 2/01/28	1,500,000	1,211,340
TOTAL CONTINUING CARE		$4,909,374

Description	Par Value	Value

DEVELOPMENT – 12.7%
Bucks County, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc.) 10.00%, 5/15/19	$4,775,000	$7,409,176
Pennsylvania State IDA, Economic Development, Revenue Bonds, (AMBAC INS) 5.50%, 7/01/13	500,000	547,090
Philadelphia, PA, Authority for Industrial Development, Revenue Bonds, (Please Touch Museum) 5.25%, 9/01/26	1,000,000	920,550
Philadelphia, PA, Redevelopment Authority, (Series C), (National Reinsurance FGIC) 5.00%, 4/15/27	1,500,000	1,491,495
Pittsburgh & Allegheny County, PA, Public Auditorium, Reginald Asset District Sales Tax, (AMBAC INS) 5.25%, 2/01/17	3,000,000	3,006,480
TOTAL DEVELOPMENT		$13,374,791

EDUCATION – 4.1%
Berks County, PA, Vocational Technical School Authority, Revenue Bonds, (Series 2005), (Berks Career & Technology Center)/ (National Reinsurance) 5.00%, 6/01/14	1,655,000	1,800,955

(MTB Pennsylvania Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

76	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Value

[6,7]Bucks County, PA, IDA, Revenue Bonds, (Series A), (School Lane Charter School) 4.88%, 3/15/27	$1,545,000	$1,396,247
Charleroi, PA, Area School District, (Series C), (FGIC State Aid Withholding) 6.00%, 10/01/17	30,000	30,068
York County, PA, School Technology Authority, Lease Revenue Bonds, (FGIC INS)/(PRF 2/15/13 @ 100) 5.50%, 2/15/21	1,000,000	1,121,650
TOTAL EDUCATION		$4,348,920

FACILITIES – 5.3%
Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC INS) 6.00%, 9/01/19	2,410,000	2,918,920
Pittsburgh, PA, Public Parking Authority, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC) 5.00%, 12/01/20	2,565,000	2,708,486
TOTAL FACILITIES		$5,627,406

GENERAL OBLIGATIONS – 5.3%
Allegheny County, PA, GO Unlimited, (Series C-57), (National Reinsurance FGIC) 5.00%, 11/01/22	2,000,000	2,072,160
Butler County, PA, GO UT, (National Reinsurance FGIC) 6.00%, 7/15/11	1,000,000	1,060,450
Mercer County, PA, GO UT, (National Reinsurance FGIC) 5.50%, 10/01/18	1,155,000	1,216,411
5.50%, 10/01/19	1,215,000	1,279,602
TOTAL GENERAL OBLIGATIONS		$5,628,623

HIGHER EDUCATION – 21.1%
Allegheny County, PA, Higher Education Building Authority, University Revenue, (Carnegie Mellon University), 5.13%, 3/01/32	2,000,000	2,076,020
Chester County, PA, HEFA, (Immaculate College)/(Radian-IBCC) 5.63%, 10/15/27	2,250,000	2,063,745
Lancaster, PA, Higher Education Authority, College Revenue, Refunding Bonds, (Franklin & Marshall College) 5.00%, 4/15/18	2,350,000	2,562,605
Latrobe, PA, IDA, College Refunding Revenue Bonds, (Saint Vincent College) 5.38%, 5/01/18	2,000,000	2,001,640
Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS) 5.00%, 5/01/19	1,420,000	1,519,102
5.00%, 5/01/20	1,490,000	1,581,307
Montgomery County, PA, Higher Education & Health Authority, Refunding Revenue Bonds, (Arcadia University)/(Radian) 4.50%, 4/01/30	1,660,000	1,445,993
Pennsylvania State Higher Education Facilities Authority, (Philadelphia College of Osteopathic Medicine) 5.00%, 12/01/13	1,345,000	1,463,333
Pennsylvania State Higher Education Facilities Authority, (St. Joseph’s University)/(Radian) 5.50%, 12/15/15	1,940,000	2,035,060
Pennsylvania State Higher Education Facilities Authority, (York College of Pennsylvania)/(National Reinsurance FGIC) 5.00%, 11/01/20	550,000	569,910

Description	Par Value	Value

Pennsylvania State Higher Educational Revenue, (National Reinsurance)/(Drexel University) 5.00%, 5/01/27	$1,250,000	$1,291,837
Pennsylvania State University, Revenue Bonds, (GO of University) 5.00%, 9/01/17	1,335,000	1,493,344
Swarthmore Boro Authority, PA, Refunding Revenue Bonds, (Swarthmore College) 5.25%, 9/15/20	1,000,000	1,088,480
Union County, PA, Higher Educational Facilities Financing Authority, Refunding Revenue Bonds, (Series A), (Bucknell University) 5.25%, 4/01/20	1,000,000	1,097,170
TOTAL HIGHER EDUCATION		$22,289,546

MEDICAL – 13.2%
Allegheny County, PA, HDA, Revenue Bonds, (Series A), (Jefferson Regional Medical Center, PA) 4.20%, 5/01/11	370,000	372,509
4.25%, 5/01/12	290,000	292,366
4.40%, 5/01/16	415,000	403,691
Allegheny County, PA, HDA, Revenue Bonds, (Series B), (Jefferson Regional Medical Center, PA) 5.00%, 5/01/18	1,225,000	1,186,547
Chester County, PA, HEFA, (Chester County Hospital, PA)/(National Reinsurance) 5.63%, 7/01/10	1,675,000	1,679,891
Chester County, PA, HEFA, Revenue Bonds, (Series B), (Jefferson Health System) 5.38%, 5/15/27	2,000,000	2,001,140
Lancaster County, PA, Hospital Authority, (Masonic Homes) 5.00%, 11/01/21	1,160,000	1,198,327
Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital) 5.00%, 3/15/23	1,270,000	1,323,899
Lehigh County, PA, General Purpose Authority, Refunding Revenue Bonds, (St. Lukes Hospital Bethlehem)/(AMBAC INS) 5.50%, 11/15/13	700,000	701,533
Pennsylvania State Higher Education Facilities Authority, (Series A), (University of Pennsylvania-Health System)/(AMBAC INS) 5.00%, 8/15/14	2,685,000	2,987,465
Scranton-Lackawanna, PA, Health & Welfare Authority, Refunding Revenue Bonds, (Mercy Health Care Systems)/(National Reinsurance) 5.63%, 1/01/16	1,760,000	1,761,637
TOTAL MEDICAL		$13,909,005

POLLUTION CONTROL – 0.7%
Bucks County, PA, IDA, Environmental Improvement Revenue Bonds, (USX Corp.)/(Mandatory Put), 5.40%, 11/01/17	750,000	788,175

SCHOOL DISTRICT – 14.3%
Central Dauphin, PA, School District, (National State Aid Withholding)/(PRF 2/1/16 @ 100) 7.00%, 2/01/27	2,500,000	3,170,675
Eastern York, PA, School District, GO UT, (Series A), (FSA State Aid Withholding) 5.00%, 9/01/24	1,200,000	1,280,844

(MTB Pennsylvania Municipal Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	77

MTB Pennsylvania Municipal Bond Fund (concluded)

Description	Par Value	Value

Haverford Township, PA, School District, GO UT, (FSA State Aid Withholding) 5.50%, 3/15/19	$1,000,000	$1,176,270
Hempfield, PA, School District, GO UT, (Series B), (National Reinsurance FGIC State Aid Withholding) 5.00%, 10/15/18	2,650,000	2,902,041
Jenkintown, PA, School District, GO UT, (Series A), (FGIC State Aid Withholding)/(PRF 5/15/12 @ 100) 5.00%, 5/15/28	1,375,000	1,493,649
Mifflin County, PA, School District, GO Unlimited, (National-IBC XLCA State Aid Withholding) 7.50%, 9/01/26	2,000,000	2,417,040
Philadelphia, PA, School District, GO Unlimited, (Series D), (FSA State Aid Withholding) 5.50%, 6/01/17	1,300,000	1,497,977
Tredyffrin-Easttown, PA, School District, GO UT, Refunding Bonds, (State Aid Withholding) 5.00%, 2/15/15	1,000,000	1,149,720
TOTAL SCHOOL DISTRICT		$15,088,216

TRANSPORTATION – 13.0%
Allegheny County, PA, Port Authority Special Revenue Bonds, (National Reinsurance FGIC) 5.00%, 3/01/19	2,500,000	2,584,050
Delaware River Joint Toll Bridge Commission, Unrefunded Revenue Bonds, Highway Improvements. 5.25%, 7/01/18	1,500,000	1,633,260
Delaware River Port Authority, PA, (Series A), (FSA GO of Authority) 5.50%, 1/01/16	3,410,000	3,584,729
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, ETM, (Series A), (AMBAC INS)/(Escrowed in State & Local Government Series COL) 5.00%, 12/01/15	2,090,000	2,108,350

Description	Par Value	Value

Pennsylvania State, Turnpike Commission, Refunding Revenue Bonds, (Series B) 5.00%, 12/01/21	$3,000,000	$3,340,950
Southeastern, PA, Transportation Authority, Revenue Bonds, (Series A), (National Reinsurance FGIC) 5.25%, 3/01/13	500,000	503,925
TOTAL TRANSPORTATION		$13,755,264

WATER & SEWER – 3.8%
Allegheny County, PA, Sanitation Authority, Sewer Refunding Revenue Bonds, (Series A), (National Reinsurance) 5.00%, 12/01/30	2,000,000	2,017,360
Erie Sewer Authority, PA, Revenue Bonds 4.63%, 12/01/24	2,000,000	2,005,620
TOTAL WATER & SEWER		$4,022,980
TOTAL PENNSYLVANIA		$103,742,300
TOTAL MUNICIPAL BONDS (COST $100,038,342)		$103,742,300

	Number of Shares

MONEY MARKET FUND – 0.8%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares 0.12%	812,485	812,485
TOTAL MONEY MARKET FUND (COST $812,485)		$812,485
TOTAL INVESTMENTS – 98.9% (COST $100,850,827)		$104,554,785
OTHER ASSETS LESS LIABILITIES – 1.1%		1,140,469
TOTAL NET ASSETS – 100.0%		$105,695,254

Cost of investments for Federal income tax purposes is $100,813,842. The net unrealized appreciation of investments was $3,740,943. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,587,356 and net unrealized depreciation from investments for those securities having an excess of cost over value of $846,413.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$103,742,300	$—	$103,742,300
Money Market Fund	812,485	—	—	812,485

Total	$812,485	$103,742,300	$—	$104,554,785

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

78

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Maryland Municipal Bond Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Medical	32.3%
General Obligations	20.0%
Continuing Care	7.3%
Higher Education	6.4%
Facilities	5.4%
General Revenue	4.8%
Transportation	4.4%
Education	4.4%
Development	3.3%
Water & Sewer	2.7%
Multi-Family Housing	2.1%
Special Purpose Entity	1.7%
Housing	0.0%[3]
Cash Equivalents[1]	3.9%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

(4)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[4]	Percentage of Total Net Assets
AAA	13.1%
AA	29.2%
A	15.1%
B	0.2%
BB	1.9%
BBB	24.1%
Not Rated	15.1%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

Description	Par Value	Value

MUNICIPAL BONDS – 94.8%

DISTRICT OF COLUMBIA – 1.2%

TRANSPORTATION – 1.2%
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, (National Reinsurance FGIC) 6.00%, 7/01/10	$500,000	$504,645
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, (National Reinsurance) 5.00%, 1/01/12	1,000,000	1,066,050
TOTAL TRANSPORTATION		$1,570,695
TOTAL DISTRICT OF COLUMBIA		$1,570,695

MARYLAND – 87.1%

CONTINUING CARE – 7.3%
Baltimore County, MD, Revenue Bonds, (Series A), (Oak Crest Village, Inc.) 5.00%, 1/01/22	1,200,000	1,187,376

Description	Par Value	Value

Carroll County, MD, Revenue Bonds, (Series A), (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian) 5.38%, 1/01/16	$2,000,000	$1,955,200
Frederick County, MD, Revenue Bonds, (Series A),(Buckingham’s Choice, Inc.) 5.90%, 1/01/17	1,000,000	947,860
Maryland State Health & Higher Educational Facilities Authority, (Hebrew Home of Greater Washington)/(Landow House, Inc.) 5.80%, 1/01/32	2,135,000	2,141,533
Maryland State Health & Higher Educational Facilities Authority, (Series B), (Peninsula United Methodist) 5.25%, 10/01/13	1,000,000	799,490
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2007A), (King Farm Presbyterian Retirement Community) 5.25%, 1/01/27	1,500,000	1,240,095
5.30%, 1/01/37	1,500,000	1,073,535
TOTAL CONTINUING CARE		$9,345,089

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	79

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

DEVELOPMENT – 3.3%
Maryland State Community Development Administration, Revenue Bonds, (Series A) (National Reinsurance) 5.00%, 6/01/21	$275,000	$282,081
Maryland State Economic Development Corp., (Lutheran World Relief, Inc.) 5.25%, 4/01/29	2,100,000	2,084,985
Maryland State Economic Development Corp., Revenue Bonds, Maryland Department of Transportation 5.38%, 6/01/19	750,000	813,788
Maryland State IDFA, (Series B), (National Aquarium in Baltimore, Inc.) 5.10%, 11/01/22	1,000,000	1,027,270
TOTAL DEVELOPMENT		$4,208,124

EDUCATION – 4.4%
Maryland State Health & Higher Educational Facilities Authority, (FSA INS)/(Bullis School) 5.25%, 7/01/20	1,585,000	1,616,526
Maryland State Health & Higher Educational Facilities Authority, (Mclean School) 6.00%, 7/01/31	1,500,000	1,496,280
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2006) (Washington Christian Academy) 5.50%, 7/01/38	1,000,000	430,020
Maryland State IDFA, Economic Development Revenue Bonds, (Series 2005A) (Our Lady of Good Counsel High School) 6.00%, 5/01/35	1,000,000	955,220
New Baltimore, MD, Board School Commerce, Revenue Bonds, (PRF 11/1/10 @ 100) 5.00%, 11/01/13	1,135,000	1,161,752
TOTAL EDUCATION		$5,659,798

FACILITIES – 5.4%
Baltimore County, MD, Convention Center, Refunding Revenue Bonds, (National Reinsurance) 5.38%, 9/01/11	2,910,000	2,948,790
Baltimore County, MD, Convention Center, Revenue Bonds, (Series A), (Baltimore Hotel Corp.)/(XLCA) 5.25%, 9/01/39	2,500,000	2,039,725
Maryland State Stadium Authority, (Ocean City Convention Center) 5.38%, 12/15/15	500,000	502,010
Montgomery County, MD, Revenue Authority Lease, Revenue Bonds 5.00%, 4/01/13	1,330,000	1,473,946
TOTAL FACILITIES		$6,964,471

GENERAL OBLIGATIONS – 18.3%
Anne Arundel County, MD, GO Limited, General Improvements 4.50%, 3/01/25	2,000,000	2,117,460
[5]Anne Arundel County, MD, GO LT, AMT 5.50%, 9/01/15	500,000	500,915
Anne Arundel County, MD, GO UT 5.00%, 3/01/16	1,000,000	1,098,150
Frederick County, MD, GO UT 5.25%, 11/01/19	1,500,000	1,793,010
Frederick County, MD, Refunding GO UT, (Series A) 5.25%, 7/01/13	2,080,000	2,247,710
Frederick, MD, Public Improvements, GO Unlimited Bonds (Series A) 4.75%, 3/01/28	610,000	649,113

Description	Par Value	Value

Harford County, MD, Public Improvements, GO Unlimited Bonds 4.00%, 7/01/20	$2,000,000	$2,163,400
Howard County, MD, (Series A) 5.25%, 8/15/15	1,800,000	1,910,754
Howard County, MD, GO UT, (Series A), (PRF 2/15/12 @ 100) 5.25%, 8/15/16	1,480,000	1,601,064
Maryland State, (Series A) 5.50%, 3/01/13	2,000,000	2,252,580
Montgomery County, MD, GO Unlimited Bonds, (Series A), (PRF 5/1/17 @ 100) 5.00%, 5/01/19	1,000,000	1,162,410
Queen Annes County, MD, (National Reinsurance) 5.00%, 11/15/16	1,000,000	1,135,260
St. Mary’s County, MD, GO UT, (St. Mary’s Hospital) 5.00%, 10/01/21	1,000,000	1,097,270
St. Mary’s County, MD, Refunding GO UT 5.00%, 10/01/18	2,255,000	2,474,344
Washington Suburban Sanitation District, MD, GO UT 6.00%, 6/01/18	1,000,000	1,240,310
TOTAL GENERAL OBLIGATIONS		$23,443,750

GENERAL REVENUE – 3.4%
Anne Arundel County, MD, Refunding Revenue Bonds, (National Business Park Project)/(County Guaranty) 5.13%, 7/01/28	2,200,000	2,325,818
Baltimore, MD, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC) 5.25%, 7/01/17	1,000,000	1,116,920
Montgomery County, MD, Revenue Bonds (Series A), (Department of Liquor Controls) 5.00%, 4/01/29	555,000	591,985
Montgomery County, MD, Special Obligation, Special Tax, (Series A), (Radian) 5.38%, 7/01/20	250,000	249,110
TOTAL GENERAL REVENUE		$4,283,833

HIGHER EDUCATION – 6.4%
Maryland State Economic Development Corp., (Series A), (Collegiate Housing) 5.60%, 6/01/10	200,000	200,242
6.00%, 6/01/19	1,000,000	1,009,690
Maryland State Economic Development Corp., Revenue Bonds, Morgan State University Project (Series A) 6.00%, 7/01/22	500,000	491,075
Maryland State Economic Development Corp., Revenue Bonds, University of Maryland/Baltimore (Series A) 5.75%, 10/01/33	350,000	242,214
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Maryland Institute College of Art) 5.00%, 6/01/36	1,900,000	1,786,646
St. Mary’s College, MD, Refunding Revenue Bonds, Academic and Auxiliary Fee, (Series A), (AMBAC INS) 4.50%, 9/01/30	2,250,000	2,182,748
University System, MD, Auxiliary Facility & Tuition Revenue Bonds (Series A) 4.00%, 4/01/16	2,000,000	2,205,760
TOTAL HIGHER EDUCATION		$8,118,375

(MTB Maryland Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

80	PORTFOLIOS OF INVESTMENTS

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

HOUSING – 0.0%**
[5]Prince Georges County, MD, Housing Authority, Single Family Mortgage, AMT, (Series A), (GNMA)/(FNMA)/(FHLMC) 5.55%, 12/01/33	$10,000	$10,366

MEDICAL – 32.3%
Maryland State Health & Higher Educational Facilities Authority, (Carroll County, MD General Hospital) 6.00%, 7/01/37	2,250,000	2,292,750
Maryland State Health & Higher Educational Facilities Authority, (Carroll Hospital Center) 5.00%, 7/01/40	1,000,000	968,160
Maryland State Health & Higher Educational Facilities Authority, (Frederick Memorial Hospital) 5.00%, 7/01/22	3,000,000	3,023,100
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins Hospital) 5.00%, 5/15/26	900,000	907,335
Maryland State Health & Higher Educational Facilities Authority, (Mercy Medical Center) 5.63%, 7/01/31	2,000,000	2,002,180
Maryland State Health & Higher Educational Facilities Authority, (National Reinsurance)/(Howard County General Hospital, MD) 5.00%, 7/01/19	1,500,000	1,500,645
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Catholic Health Initiatives) 6.00%, 12/01/13	1,370,000	1,388,714
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Doctors Hospital, Inc.) 5.00%, 7/01/27	1,750,000	1,624,070
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Medlantic/Helix Parent, Inc.)/(FSA INS) 5.25%, 8/15/12	1,175,000	1,178,184
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Medlantic/Helix Parents, Inc.)/(FSA INS) 5.25%, 8/15/11	2,000,000	2,005,700
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Suburban Hospital) 5.50%, 7/01/16	600,000	654,414
Maryland State Health & Higher Educational Facilities Authority, (Series B), (University of Maryland Medical System)/(AMBAC INS) 5.00%, 7/01/15	1,740,000	1,855,258
Maryland State Health & Higher Educational Facilities Authority, (University of Maryland Medical System) 5.00%, 7/01/12	1,000,000	1,076,200
Maryland State Health & Higher Educational Facilities Authority, ETM, (AMBAC INS)/(Helix Health Systems, Inc.) 5.00%, 7/01/27	3,630,000	4,179,981
Maryland State Health & Higher Educational Facilities Authority, ETM, (Howard County General Hospital, MD) 5.50%, 7/01/13	485,000	514,789
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Medstar, Inc.) 5.00%, 8/15/11	1,000,000	1,046,300
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center) 5.50%, 1/01/28	2,500,000	2,586,675

Description	Par Value	Value

Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, ETM, (Series A), (Lifebridge Health, Inc.) 5.00%, 7/01/12	$1,000,000	$1,088,670
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Hospital) 5.00%, 5/15/13	1,465,000	1,513,916
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Kennedy Krieger Childrens Hospital)/(Obligated Group) 5.50%, 7/01/33	500,000	471,260
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (MedStar Health, Inc.) 5.25%, 5/15/46	1,000,000	1,006,040
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center) 5.00%, 7/01/17	1,745,000	1,890,045
5.00%, 7/01/26	1,000,000	1,032,600
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Doctors Community Hospital) 5.00%, 7/01/20	1,000,000	985,840
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Sheppard Pratt Health System) 5.25%, 7/01/35	500,000	501,410
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Western Maryland Health System)/(National Reinsurance FHA 242) 4.00%, 1/01/18	2,000,000	2,016,680
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Union Hospital of Cecil County) 5.00%, 7/01/40	1,000,000	989,170
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, ETM, (Frederick Memorial Hospital)/(FGIC INS) 5.25%, 7/01/13	400,000	418,836
Montgomery County, MD, EDA, (Trinity Health Care Group) 5.13%, 12/01/22	600,000	608,040
TOTAL MEDICAL		$41,326,962

MULTI-FAMILY HOUSING – 0.4%
Howard County, MD, Multifamily Revenue Bonds, (Chase Glen Project)/(Avalon Properties, Inc.)/(Mandatory Tender 7/1/14) 4.90%, 7/01/24	500,000	493,855

TRANSPORTATION – 3.2%
Baltimore County, MD, Port Facility, (EI Du Pont de Nemours & Co.) 6.50%, 12/01/10	400,000	401,928
Baltimore County, MD, Port Facility, (Series A), (EI Du Pont de Nemours & Co.) 6.50%, 10/01/11	1,000,000	1,002,810
Maryland State Department of Transportation 5.50%, 2/01/16	1,000,000	1,178,140
Maryland State Department of Transportation, Refunding Revenue Bonds 5.00%, 5/01/15	1,375,000	1,545,830
TOTAL TRANSPORTATION		$4,128,708

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	81

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

WATER & SEWER – 2.7%
Baltimore, MD, Wastewater Project Revenue Bonds, (Series B), (National Reinsurance)/(PRF 7/01/15 @ 100) 5.00%, 7/01/22	$1,290,000	$1,493,213
Baltimore, MD, Wastewater Revenue Bonds, (National Reinsurance FGIC) 6.00%, 7/01/15	1,000,000	1,098,620
Baltimore, MD, Water Projects Revenue Bonds, ETM, (Series A), (FGIC INS) 5.38%, 7/01/15	775,000	884,531
TOTAL WATER & SEWER		$3,476,364
TOTAL MARYLAND		$111,459,695

PUERTO RICO – 4.8%

GENERAL OBLIGATIONS – 1.7%
Commonwealth of Puerto Rico, Public Improvements, GO UT, (Series A), (FGIC INS) 5.50%, 7/01/17	2,000,000	2,182,660

GENERAL REVENUE – 1.4%
Puerto Rico Public Finance Corp., (Series A), (AMBAC INS) 5.38%, 6/01/19	1,500,000	1,733,160

MULTI-FAMILY HOUSING – 1.7%
Puerto Rico Housing Finance Authority, Prerefunded Revenue Bonds, Capital Guaranteed Program, (HUD LN)/(PRF 12/1/13 @ 100) 5.00%, 12/01/18	1,400,000	1,576,442

Description	Par Value	Value

Puerto Rico Housing Finance Authority, Unrefunded Revenue Bonds, Capital Funding Program, (HUD LN) 5.00%, 12/01/18	$600,000	$626,976
TOTAL MULTI-FAMILY HOUSING		$2,203,418
TOTAL PUERTO RICO		$6,119,238

WISCONSIN – 1.7%

SPECIAL PURPOSE ENTITY – 1.7%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds, (PRF 6/1/12 @ 100) 7.00%, 6/01/28	2,000,000	2,244,660
TOTAL MUNICIPAL BONDS (COST $118,766,079)		$121,394,288

	Number of Shares

MONEY MARKET FUND – 3.9%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares 0.12%	4,990,005	4,990,005
TOTAL MONEY MARKET FUND (COST $4,990,005)		$4,990,005
TOTAL INVESTMENTS – 98.7% (COST $123,756,084)		$126,384,293
OTHER ASSETS LESS LIABILITIES – 1.3%		1,627,502
TOTAL NET ASSETS – 100.0%		$128,011,795

Cost of investments for Federal income tax purposes is $123,671,582. The net unrealized appreciation of investments was $2,712,711. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,261,645 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,548,934.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$121,394,288	$—	$121,394,288
Money Market Fund	4,990,005	—	—	4,990,005

Total	$4,990,005	$121,394,288	$—	$126,384,293

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

82

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Virginia Municipal Bond Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligations	17.8%
Medical	14.4%
Water & Sewer	14.2%
Transportation	10.8%
Facilities	6.0%
Education	5.5%
Higher Education	5.2%
General Revenue	5.2%
Multi-Family Housing	4.8%
Development	4.7%
Utilities	4.0%
Pollution Control	3.5%
Airport Development & Maintenance	2.8%
Cash Equivalents[1]	0.1%
Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	18.9%
AA	56.4%
A	15.2%
BBB	3.1%
Not Rated	5.4%
Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

Description	Par Value	Value

MUNICIPAL BONDS – 98.9%

DISTRICT OF COLUMBIA – 2.8%

AIRPORT DEVELOPMENT & MAINTENANCE – 2.8%
Metropolitan Washington, DC, Airports Authority Revenue Bonds, AMT, (Series D), (FSA INS)
[5]5.38%, 10/01/18	$245,000	$252,556
[5]5.38%, 10/01/19	335,000	344,072
TOTAL DISTRICT OF COLUMBIA		$596,628

PUERTO RICO – 5.1%

FACILITIES – 1.7%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Refunding Bonds, (Series C), (FGIC INS) 5.50%, 7/01/20	350,000	367,349

Description	Par Value	Value

GENERAL OBLIGATIONS – 0.8%
Commonwealth of Puerto Rico, GO UT, Prerefunded, (Series A), (PRF 7/01/13 @ 100) 5.00%, 7/01/33	$150,000	$168,546

GENERAL REVENUE – 1.3%
Puerto Rico Public Finance Corp., Revenue Bonds, (Series A), (U.S. Treasury and U.S. Government PRF 8/1/2011 @ 100)/(National Reinsurance) 5.00%, 8/01/31	250,000	263,127

TRANSPORTATION – 1.3%
Puerto Rico Highway and Transportation Authority, (Series W) 5.50%, 7/01/13	250,000	271,403
TOTAL PUERTO RICO		$1,070,425

VIRGINIA – 91.0%

DEVELOPMENT – 4.7%
Chesterfield County, VA, IDA, Revenue Bonds, (Virginia Electric & Power Co.) 4.75%, 11/01/16	50,000	50,653

(MTB Virginia Municipal Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	83

MTB Virginia Municipal Bond Fund (continued)

Description	Par Value	Value

Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS) 5.00%, 12/01/14	$705,000	$793,767
Virginia Beach, Development Authority, Social Services Facility, (AMBAC INS) 5.00%, 12/01/17	100,000	101,288
Virginia Beach, Development Authority, Town Center Project Phase I, (Series A) 4.25%, 8/01/13	50,000	53,257
TOTAL DEVELOPMENT		$998,965

EDUCATION – 5.5%
Alexandria, VA, IDA, Revenue Bonds, (Episcopal High School) 5.00%, 1/01/29	250,000	256,998
Henrico County, VA, IDA, Revenue Bonds, (The Collegiate School) 5.10%, 10/15/29	120,000	120,076
Manassas Park Economic Development Authority, VA, Refunding Revenue Bonds (Series A) 4.38%, 7/15/17	370,000	365,678
Virginia State, Public School Authority, Revenue Bonds, (Series B), (School Fing-1997 Resolution)/(National-RE) 5.00%, 8/01/26	400,000	435,044
TOTAL EDUCATION		$1,177,796

FACILITIES – 4.3%
Henrico County, VA, EDA, Refunding Revenue Bonds, (Series B) 4.50%, 8/01/21	325,000	359,479
Virginia State, Public Building Authority, Public Facility Revenue Bonds, (Series B) 5.00%, 8/01/23	500,000	546,255
TOTAL FACILITIES		$905,734

GENERAL OBLIGATIONS – 17.0%
Alexandria, VA, Public Improvements, GO UT, (State Aid Withholding)/(State and Local Government PRF 6/15/2010 @ 101) 5.75%, 6/15/14	500,000	508,415
Arlington County, VA, Public Improvement, GO UT, (State Aid Withholding)/(U. S. Treasury PRF 2/1/2012 @ 100) 5.25%, 2/01/15	350,000	377,786
Hanover County, VA, Public Improvements Refunding Bonds, GO Unlimited 5.00%, 7/15/19	110,000	130,039
Harrisonburg, VA, Public Improvements, GO Unlimited, (FSA State Aid Withholding) 5.00%, 2/01/11	200,000	207,038
Loudoun County, VA, GO Unlimited, (Series A) 5.00%, 7/01/25	400,000	451,888
Loudoun County, VA, GO UT, (Series B), (State Aid Withholding) 5.25%, 12/01/14	500,000	583,420
Newport News, VA, GO Unlimited, Refunding Notes, (Series 2007A) 5.00%, 3/01/19	100,000	113,099
Richmond, VA, Public Improvements, GO Unlimited, Refunding Bonds, (Series B), (FSA INS) 5.00%, 7/15/16	500,000	567,915
[5]Roanoke, VA, GO UT, AMT, (Series B), (National Reinsurance FGIC) 5.00%, 10/01/11	300,000	313,128
Winchester, VA, Public Improvements, (State and Local Government PRF 6/01/10 @ 101)/(State Aid Withholding) 5.63%, 6/01/18	350,000	355,124
TOTAL GENERAL OBLIGATIONS		$3,607,852

Description	Par Value	Value

GENERAL REVENUE – 3.9%
Virginia Beach, Public Improvement, (Series B) 5.00%, 5/01/20	$400,000	$452,516
Virginia State, Resources Authority Infrastructure, Revenue Bonds, (Series A), (VA Pooled Funding Program) 4.00%, 11/01/21	350,000	365,603
TOTAL GENERAL REVENUE		$818,119

HIGHER EDUCATION – 5.2%
Fredericksburg, VA, IDA, Revenue Bonds, (Mary Washington College R/E)/(State and Local Government PRF 4/01/2014 @ 100) 5.35%, 4/01/29	250,000	283,540
Virginia College Building Authority, Educational Facilities Revenue Bonds, (Series A), (Public Higher Education Funding Program) 5.00%, 9/01/23	200,000	223,388
Virginia College Building Authority, Refunding Revenue Bonds, (National Reinsurance)/(Washington & Lee University) 5.25%, 1/01/31	500,000	590,115
TOTAL HIGHER EDUCATION		$1,097,043

MEDICAL – 14.4%
Albemarle County, VA, IDA, (Martha Jefferson Hospital) 5.25%, 10/01/15	650,000	700,076
Albemarle County, VA, IDA, Revenue Bonds, (Westminster-Canterbury of Richmond) 4.63%, 1/01/19	200,000	191,638
Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System) 5.25%, 8/15/19	720,000	781,661
Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System) 5.00%, 8/15/23	250,000	272,570
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Revenue, Refunding Bonds, (Medicorp Health System) 5.25%, 6/15/19	250,000	271,590
Henrico County, VA, EDA, Revenue Bonds, (Series A), (Obligated Group)/(Bon Secours Health System, Inc., St. Francis Medical)/(State and Local Government PRF 11/15/12 @ 100) 5.60%, 11/15/30	5,000	5,578
Henrico County, VA, EDA, Unrefunded Revenue Bonds, (Series A), (Obligated Group)/(Bon Secours Health System, Inc., St. Francis Medical) 5.60%, 11/15/30	245,000	248,288
Virginia Beach, Development Authority, (Virginia Beach, VA General Hospital) (AMBAC INS) 5.13%, 2/15/18	110,000	119,281
Virginia Beach, Development Authority, Residential Care Facilities, (Westminster Canterbury) 5.38%, 11/01/32	500,000	466,940
TOTAL MEDICAL		$3,057,622

MULTI-FAMILY HOUSING – 4.8%
[5]Arlington County, VA, IDA, Colonial Village Revenue Bonds, AMT, (AHC LP-2)/(FANNIE MAE), Mandatory Tender 11/1/19 5.15%, 11/01/31	500,000	513,195

(MTB Virginia Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

84	PORTFOLIOS OF INVESTMENTS

MTB Virginia Municipal Bond Fund (concluded)

Description	Par Value	Value

[5]Virginia State, Housing Development Authority, Rental Housing , AMT, (Series N), (GO of Authority) 5.13%, 1/01/15	$500,000	$508,645
TOTAL MULTI-FAMILY HOUSING		$1,021,840

POLLUTION CONTROL – 3.5%
Chesterfield County, VA, IDA, Pollution Control Revenue Bonds, (Virginia Electric & Power Co.) 5.88%, 6/01/17	200,000	206,420
Southeastern Public Service Authority, VA, Refunding Revenue Bonds, (AMBAC INS.) 5.00%, 7/01/15	500,000	542,495
TOTAL POLLUTION CONTROL		$748,915

TRANSPORTATION – 9.5%
Richmond, VA, Metropolitan Authority, Refunding Revenue Bonds, (National Reinsurance FGIC) 5.25%, 7/15/17	400,000	446,096
Virginia Commonwealth Transportation Board, (Series A) 5.00%, 5/15/14	500,000	570,085
Virginia Commonwealth Transportation Board, Revenue Bonds 5.00%, 9/28/15	500,000	579,955
Virginia Commonwealth Transportation Board, Transportation Revenue, (National Reinsurance-IBC) 5.00%, 4/01/15	400,000	427,844
TOTAL TRANSPORTATION		$2,023,980

UTILITIES – 4.0%
Richmond, VA, Public Utility Revenue Bonds 5.00%, 1/15/28	470,000	508,018
Virginia State, Resources Authority Infrastructure, Revenue Bonds, (Series A), (Pooled Loan Program)/(U.S. Treasury Obligations)/(PRF 5/01/10 @ 101) 5.10%, 5/01/25	340,000	343,444
TOTAL UTILITIES		$851,462

Description	Par Value	Value

WATER & SEWER – 14.2%
Fairfax County, VA, Water Authority Revenue Bonds, ETM, (Escrowed in U.S. Treasuries COL) 5.80%, 1/01/16	$545,000	$605,135
Fairfax County, VA, Water Authority Revenue, Refunding Bonds 5.00%, 4/01/21	100,000	117,080
Henrico County, VA, Water & Sewer Revenue, Refunding Bonds 5.00%, 5/01/24	550,000	620,395
Norfolk, VA, Water Revenue Bonds, (National Reinsurance) 5.75%, 11/01/12	500,000	502,050
5.88%, 11/01/15	500,000	502,115
Upper Occoquan Sewage Authority, VA, (Series A), (National Reinsurance) 5.15%, 7/01/20	575,000	672,198
TOTAL WATER & SEWER		$3,018,973
TOTAL VIRGINIA		$19,328,301
TOTAL MUNICIPAL BONDS (COST $20,177,198)		$20,995,354

	Number of Shares

MONEY MARKET FUND – 0.1%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.12%	22,033	22,033
TOTAL MONEY MARKET FUND (COST $22,033)		$22,033
TOTAL INVESTMENTS – 99.0% (COST $20,199,231)		$21,017,387
OTHER ASSETS LESS LIABILITIES – 1.0%		220,668
TOTAL NET ASSETS – 100.0%		$21,238,055

Cost of investments for Federal income tax purposes is $20,181,992. The net unrealized appreciation of investments was $835,395. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $915,195 and net unrealized depreciation from investments for those securities having an excess of cost over value of $79,800.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$20,995,354	$—	$20,995,354
Money Market Fund	22,033	—	—	22,033

Total	$22,033	$20,995,354	$—	$21,017,387

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

85

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Intermediate-Term Bond Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	56.4%
Mortgage-Backed Securities	18.9%
Collateralized Mortgage Obligations	7.4%
Commercial Paper	5.6%
U.S. Treasury	4.9%
Enhanced Equipment Trust Certificates	1.3%
Asset Backed Securities	0.8%
Cash Equivalents[1]	3.2%
Other Assets and Liabilities – Net[2]	1.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	5.5%
AA	7.2%
A	12.5%
BBB	28.3%
BB	9.3%
B	2.4%
CCC	0.8%
Not Rated	32.5%
Other Assets and Liabilities – Net[2]	1.5%

TOTAL	100.0%

Description	Par Value	Value

ASSET BACKED SECURITIES – 0.8%

FINANCIAL SERVICES – 0.8%
BMW Vehicle Lease Trust, Series 2009-1, Class A4, 3.66%, 8/15/13	$1,000,000	$1,031,135
TOTAL ASSET BACKED SECURITIES (COST $999,831)		$1,031,135

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 0.8%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,069,380

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.4%
Series 1920, Class H, 7.00%, 1/15/12	111,286	115,503
Series 2672, Class WA, 4.00%, 9/15/10	347,469	350,554
Series 2872, Class GB, 5.00%, 5/15/28	4,726,347	4,910,424
Series R001, Class AE, 4.38%, 4/15/15	1,519,593	1,576,534
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$6,953,015

Description	Par Value	Value

WHOLE LOAN – 1.2%
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.07%, 5/25/10	$1,629,864	$1,484,684
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $9,422,959)		$9,507,079

4COMMERCIAL PAPER – 5.6%

ASSET BACKED SECURITIES – 2.8%
[6,7]Ciesco LLC, 0.21%, 5/03/10	1,500,000	1,499,974
[6,7]Gemini Securitization Corp LLC, 0.20%, 5/03/10	2,000,000	1,999,967
TOTAL ASSET BACKED SECURITIES		$3,499,941

BANK – 1.1%
Bank of Nova Scotia, 0.19%, 5/03/10	1,500,000	1,499,976

ELECTRIC – 1.7%
[6,7]Consolidated Edison Co., 0.32%, 5/14/10	1,000,000	999,875
[6,7]Pacific Gas & Electric Co., 0.30%, 5/05/10	1,250,000	1,249,948
TOTAL ELECTRIC		$2,249,823
TOTAL COMMERCIAL PAPER (COST $7,249,787)		$7,249,740

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

86	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 56.4%

AUTO MANUFACTURERS – 0.6%
Daimler Finance North America LLC, Company Guaranteed, MTN, 5.75%, 9/08/11	$500,000	$527,503
[6,7]Hyundai Motor Manufacturing, Company Guaranteed, 4.50%, 4/15/15	250,000	252,577
TOTAL AUTO MANUFACTURERS		$780,080

BANKS – 10.7%
Bank of America Corp., Subordinated, 7.13%, 10/15/11	800,000	854,144
Bank of America Corp., Sr. Unsecured, 7.38%, 5/15/14	750,000	846,546
Bank of America Corp., Sr. Unsecured, 4.50%, 4/01/15	500,000	506,650
[1]BankBoston Capital Trust III, Limited Guarantee, 1.01%, 6/15/10	1,000,000	720,425
Barclays Bank PLC, Sr. Unsecured, 2.50%, 1/23/13	1,000,000	1,006,697
Barclays Bank PLC, Series 1, Sr. Unsecured, 5.00%, 9/22/16	500,000	518,749
BB&T Corp., Subordinated, 4.75%, 10/01/12	500,000	528,236
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	522,747
Credit Suisse, Sr. Unsecured, 5.30%, 8/13/19	250,000	260,927
Credit Suisse AG, Subordinated, 5.40%, 1/14/20	500,000	509,992
Discover Bank/Greenwood de, Subordinated, 7.00%, 4/15/20	1,000,000	1,031,728
[6,7]GMAC, Inc., Company Guaranteed, 8.00%, 3/15/20	250,000	258,750
JPMorgan Chase & Co., Sr. Unsecured, 3.70%, 1/20/15	1,000,000	1,017,497
JPMorgan Chase & Co., Notes, 4.95%, 3/25/20	250,000	251,295
JPMorgan Chase Bank NA, Subordinated, BKNT, 6.00%, 10/01/17	750,000	811,693
[6,7]Lloyds TSB Bank PLC, Bank Guaranteed, 5.80%, 1/13/20	500,000	496,445
PNC Bank NA, Subordinated, BKNT, 6.88%, 4/01/18	500,000	561,099
PNC Funding Corp., Bank Guaranteed, BKNT, 6.70%, 6/10/19	500,000	570,778
Regions Financial Corp., Sr. Notes, 5.75%, 6/15/15	500,000	504,865
State Street Corp., Sr. Unsecured, 4.30%, 5/30/14	250,000	265,111
U.S. Bancorp, Sr. Unsecured, 4.20%, 5/15/14	500,000	526,684
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	754,029	789,933
U.S. Bank NA, Subordinated, 6.30%, 2/04/14	305,000	343,885
TOTAL BANKS		$13,704,876

BEVERAGES – 1.5%
[6,7]Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 6.88%, 11/15/19	500,000	577,939

Description	Par Value	Value

Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 5.38%, 1/15/20	$500,000	$523,426
Diageo Finance BV, Company Guaranteed, 3.25%, 1/15/15	250,000	253,462
Fortune Brands, Inc., Sr. Unsecured, 6.38%, 6/15/14	500,000	552,535
TOTAL BEVERAGES		$1,907,362

BUILDING MATERIALS – 1.1%
[6,7]Holcim U.S. Finance Sarl & CIE SCS, Company Guaranteed, 6.00%, 12/30/19	500,000	539,229
Masco Corp., Sr. Unsecured, 7.13%, 3/15/20	500,000	512,951
Owens Corning, Company Guaranteed, 9.00%, 6/15/19	250,000	301,562
TOTAL BUILDING MATERIALS		$1,353,742

CAPITAL MARKETS – 1.7%
Jefferies Group, Inc., Sr. Unsecured, 8.50%, 7/15/19	1,425,000	1,627,095
Morgan Stanley, Sr. Unsecured, 4.20%, 11/20/14	500,000	503,851
TOTAL CAPITAL MARKETS		$2,130,946

CHEMICALS – 1.4%
Dow Chemical Co. (The), Sr. Unsecured, 6.13%, 2/01/11	750,000	776,395
Ei DU Pont de Nemours & Co., Sr. Unsecured, 4.63%, 1/15/20	500,000	512,160
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/30/20	500,000	515,393
TOTAL CHEMICALS		$1,803,948

COMMERCIAL SERVICES – 0.8%
Iron Mountain, Inc., Company Guaranteed, 8.00%, 6/15/20	1,000,000	1,042,500

COMPUTERS – 0.8%
International Business Machines Corp., Sr. Unsecured, 2.10%, 5/06/13	1,000,000	1,014,361

DIVERSIFIED FINANCIAL SERVICES – 6.1%
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	1,000,000	1,077,427
BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	500,000	514,854
[6,7]Cantor Fitzgerald LP, Bonds, 7.88%, 10/15/19	500,000	513,998
Capital One Bank USA NA, Subordinated, 8.80%, 7/15/19	500,000	617,565
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.70%, 10/01/14	500,000	537,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	254,375
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.13%, 1/15/20	1,000,000	1,062,500
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	512,293

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	87

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

NASDAQ OMX Group, Inc., Sr. Unsecured, 5.55%, 1/15/20	$250,000	$254,454
[6,7]Nissan Motor Acceptance Corp., Sr. Unsecured, 4.50%, 1/30/15	500,000	511,861
SLM Corp., Sr. Unsecured, 5.45%, 4/25/11	1,000,000	1,017,749
SLM Corp., Sr. Notes, MTN, 8.00%, 3/25/20	500,000	485,383
TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	500,000	508,770
TOTAL DIVERSIFIED FINANCIAL SERVICES		$7,868,729

ELECTRIC – 1.4%
CenterPoint Energy, Inc., Sr. Unsecured, 6.50%, 5/01/18	125,000	137,521
DTE Energy Co., Sr. Unsecured, 7.63%, 5/15/14	250,000	291,058
Duke Energy Corp., Sr. Unsecured, 6.30%, 2/01/14	250,000	280,860
Progress Energy, Inc., Sr. Unsecured, 6.05%, 3/15/14	1,000,000	1,116,209
TOTAL ELECTRIC		$1,825,648

ENERGY EQUIPMENT & SERVICES – 0.4%
National Oilwell Varco, Inc., Sr. Unsecured, 5.65%, 11/15/12	500,000	540,454

FOOD – 1.7%
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	850,000	902,825
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	256,490
McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	544,115
[6,7]Ralcorp Holdings, Inc., Company Guaranteed, 6.63%, 8/15/39	500,000	525,598
TOTAL FOOD		$2,229,028

HOME BUILDERS – 0.4%
[12]Ryland Group, Inc., Company Guaranteed, 6.63%, 5/01/20	500,000	490,000

HOTELS, RESTAURANTS & LEISURE – 0.4%
[6,7]Hyatt Hotels Corp., Sr. Unsecured, 6.88%, 8/15/19	500,000	523,173

HOUSEHOLD PRODUCTS – 0.4%
Clorox Co., Sr. Unsecured, 3.55%, 11/01/15	500,000	518,917

INSURANCE – 2.0%
Hartford Financial Services Group, Inc., Sr. Unsecured, 5.50%, 3/30/20	500,000	495,799
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	500,000	504,539
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	500,000	507,067
Prudential Financial, Inc., Sr. Unsecured, MTN, 4.75%, 9/17/15	1,000,000	1,045,693
TOTAL INSURANCE		$2,553,098

Description	Par Value	Value

MEDIA – 2.2%
[6,7]COX Enterprises, Inc., Sr. Unsecured, 7.88%, 9/15/10	$1,000,000	$1,022,284
[6,7]DIRECTV Holdings LLC, Company Guaranteed, 5.20%, 3/15/20	500,000	507,186
[6,7]NBC Universal, Inc., Notes, 5.15%, 4/30/20	500,000	507,284
Time Warner, Inc., Company Guaranteed, 4.88%, 3/15/20	500,000	496,605
Time Warner, Inc., Company Guaranteed, 6.20%, 3/15/40	280,000	284,144
TOTAL MEDIA		$2,817,503

METALS & MINING – 1.3%
Vale Overseas Ltd., Company Guaranteed, 5.63%, 9/15/19	500,000	526,467
Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	1,000,000	1,105,472
TOTAL METALS & MINING		$1,631,939

MISCELLANEOUS MANUFACTURING – 0.2%
ITT Corp., Sr. Unsecured, 6.13%, 5/01/19	250,000	277,566

MULTI-UTILITIES – 0.8%
CenterPoint Energy, Inc., Series B, Sr. Unsecured, 7.25%, 9/01/10	500,000	508,919
Dominion Resources, Inc., Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	550,025
TOTAL MULTI-UTILITIES		$1,058,944

OFFICE/BUSINESS EQUIPMENT – 1.2%
Xerox Corp., Sr. Unsecured, 6.88%, 8/15/11	1,250,000	1,332,428
Xerox Corp., Sr. Notes, 5.63%, 12/15/19	250,000	262,518
TOTAL OFFICE/BUSINESS EQUIPMENT		$1,594,946

OIL & GAS – 6.2%
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	250,000	276,479
Devon Financing Corp. ULC, Company Guaranteed, 6.88%, 9/30/11	1,000,000	1,078,093
[6,7]Dolphin Energy Ltd., Sr. Secured, 5.89%, 6/15/19	742,500	772,312
Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	1,000,000	971,707
Occidental Petroleum Corp., Sr. Unsecured, 4.13%, 6/01/16	500,000	529,030
[6,7]Petroleos Mexicanos, Company Guaranteed, 6.00%, 3/05/20	250,000	258,375
Pioneer Natural Resources Co., Sr. Unsecured, 6.88%, 5/01/18	1,000,000	1,036,803
Rowan Cos., Inc., Sr. Unsecured, 7.88%, 8/01/19	500,000	584,527
Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	569,086
Stone Energy Corp., Company Guaranteed, 8.63%, 2/01/17	1,000,000	997,500

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

88	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Tesoro Corp., Company Guaranteed, 6.50%, 6/01/17	$1,000,000	$945,000
TOTAL OIL & GAS		$8,018,912

PIPELINES – 0.8%
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 5.63%, 4/15/20	500,000	502,345
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 6.88%, 4/15/40	500,000	505,433
TOTAL PIPELINES		$1,007,778

REAL ESTATE INVESTMENT TRUSTS (REIT) – 5.1%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.70%, 3/15/17	250,000	265,997
[6,7]BioMed Realty LP, Company Guaranteed, 6.13%, 4/15/20	250,000	253,563
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	1,000,000	1,056,569
[6,7]Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20	500,000	502,337
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	225,000	235,353
Health Care REIT, Inc., Sr. Unsecured, 6.13%, 4/15/20	500,000	512,060
Healthcare Realty Trust, Inc., Sr. Unsecured, 6.50%, 1/17/17	500,000	526,479
HRPT Properties Trust, Sr. Unsecured, 6.65%, 1/15/18	500,000	511,095
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	293,522
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	500,000	515,353
Simon Property Group, LP, Sr. Unsecured, 6.75%, 5/15/14	750,000	833,961
Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	1,000,000	994,934
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$6,501,223

RETAIL – 3.3%
Home Depot, Inc., Sr. Unsecured, 5.20%, 3/01/11	1,000,000	1,035,638
McDonald’s Corp., Sr. Unsecured, 6.00%, 4/15/11	500,000	525,673
Staples, Inc., Company Guaranteed, 7.75%, 4/01/11	1,000,000	1,060,696
Yum! Brands, Inc., Sr. Unsecured, 8.88%, 4/15/11	1,300,000	1,392,860
Yum! Brands, Inc., Sr. Unsecured, 5.30%, 9/15/19	250,000	261,968
TOTAL RETAIL		$4,276,835

TELECOMMUNICATIONS – 1.8%
American Tower Corp., Sr. Unsecured, 4.63%, 4/01/15	250,000	259,184

Description	Par Value	Value

[6,7]Qwest Communications International, Inc., Company Guaranteed, 7.13%, 4/01/18	$1,000,000	$1,040,000
Sprint Capital Corp., Company Guaranteed, 7.63%, 1/30/11	1,000,000	1,036,250
TOTAL TELECOMMUNICATIONS		$2,335,434

TRANSPORTATION – 2.1%
Canadian National Railway Co., Sr. Unsecured, 6.38%, 10/15/11	1,000,000	1,076,100
Canadian National Railway Co., Sr. Unsecured, 5.85%, 11/15/17	500,000	557,786
[6,7]Korea Railroad Corp., Sr. Unsecured, 5.38%, 5/15/13	500,000	537,207
Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	275,655
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	250,000	272,703
TOTAL TRANSPORTATION		$2,719,451
TOTAL CORPORATE BONDS (COST $69,548,615)		$72,527,393

ENHANCED EQUIPMENT TRUST CERTIFICATES – 1.3%

AIRLINES – 1.3%
Continental Airlines, Inc., Series A, Pass-Thru Certificates, 7.25%, 11/10/19	250,000	272,969
Delta Air Lines, Inc., Series A, Pass-Thru Certificates, 7.75%, 12/17/19	500,000	549,687
Delta Air Lines, Inc., Series 071A, Pass-Thru Certificates, 6.82%, 8/10/22	842,698	859,025
TOTAL AIRLINES		$1,681,681
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,581,321)		$1,681,681

MORTGAGE-BACKED SECURITIES – 18.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 10.1%
Pool A18401, 6.00%, 2/01/34	221,673	240,820
Pool C90293, 7.50%, 9/01/19	348,469	387,895
Pool C90504, 6.50%, 12/01/21	144,096	157,283
Pool E76204, 5.50%, 4/01/14	1,944	2,055
Pool E83022, 6.00%, 4/01/16	86,721	93,702
Pool E92817, 5.00%, 12/01/17	610,598	653,340
Pool G11311, 5.00%, 10/01/17	440,243	470,234
Pool G12709, 5.00%, 7/01/22	4,821,923	5,112,746
Pool G13077, 5.50%, 4/01/23	5,401,944	5,796,961
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$12,915,036

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 8.1%
Pool 254240, 7.00%, 3/01/32	220,434	245,894
Pool 256674, 6.00%, 4/01/37	3,478,907	3,696,338
Pool 303831, 6.00%, 4/01/11	14,699	14,970

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	89

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

Pool 313224, 7.00%, 12/01/11	$21,641	$22,303
Pool 424286, 6.50%, 6/01/13	16,735	17,770
Pool 526062, 7.50%, 12/01/29	21,831	24,413
Pool 619054, 5.50%, 2/01/17	301,201	324,224
Pool 832365, 5.50%, 8/01/20	2,925,492	3,141,796
Pool 838741, 5.00%, 9/01/20	2,705,995	2,884,929
Pool 839291, 5.00%, 9/01/20	82,301	87,306
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,459,943

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.7%
Pool 2616, 7.00%, 7/20/28	128,990	142,689
Pool 2701, 6.50%, 1/20/29	251,322	277,244
Pool 426727, 7.00%, 2/15/29	27,398	30,307
Pool 780825, 6.50%, 7/15/28	266,840	294,363
Pool 781231, 7.00%, 12/15/30	121,712	134,615
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$879,218
TOTAL MORTGAGE-BACKED SECURITIES (COST $22,717,992)		$24,254,197

U.S. TREASURY – 4.9%

INFLATION INDEXED BONDS – 0.6%
1.63%, 1/15/15	500,000	599,386
3.00%, 7/15/12	180,000	234,850
TOTAL INFLATION INDEXED BONDS		$834,236

U.S. TREASURY NOTE – 4.3%
0.88%, 1/31/12	$5,000,000	$5,001,953
[12]3.63%, 2/15/20	500,000	498,594
TOTAL U.S. TREASURY NOTE		$5,500,547
TOTAL U.S. TREASURY (COST $6,275,230)		$6,334,783

Description	Number of Shares	Value

MONEY MARKET FUND – 0.0%**
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.09%	540	540
TOTAL MONEY MARKET FUND (COST $540)		$540

		Value

REPURCHASE AGREEMENT – 2.4%

Interest in $3,139,878 repurchase agreement 0.19%, dated 4/30/10 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government security maturing on 10/20/10 for $3,139,928 on 5/03/10. The market value of the underlying securities at the end of the period was $3,206,469.

(COST $3,139,878)		$3,139,878
TOTAL INVESTMENTS IN SECURITIES – 97.7% (COST $120,936,153)		$125,726,426
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8% (13)
REPURCHASE AGREEMENT – 0.8%

Interest in $1,010,000 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $1,010,017 on 5/03/10. The market value of the underlying securities at the end of the period was $1,030,200.

(COST $1,010,000)		1,010,000
TOTAL INVESTMENTS – 98.5% (COST $121,946,153)		$126,736,426
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(1,010,000)
OTHER ASSETS LESS LIABILITIES – 2.3%		2,941,508
TOTAL NET ASSETS – 100.0%		$128,667,934

Cost of investments for Federal income tax purposes is $120,943,901. The net unrealized appreciation of investments was $4,782,525. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $5,216,640 and net unrealized depreciation from investments for those securities having an excess of cost over value of $434,115.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Asset-Backed Securities	$—	$1,031,135	$—	$1,031,135
Collateralized Mortgage Obligations	—	9,507,079	—	9,507,079
Commercial Paper	—	7,249,740	—	7,249,740
Corporate Bonds	—	72,527,393	—	72,527,393
Enhanced Equipment Trust Certificates	—	1,681,681	—	1,681,681
Mortgage-Backed Securities	—	24,254,197	—	24,254,197
U.S. Treasury	—	6,334,783	—	6,334,783
Money Market Fund	540	—	—	540
Repurchase Agreements	—	4,149,878	—	4,149,878

Total	$540	$126,735,886	$—	$126,736,426

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

90

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Income Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	59.7%
Mortgage-Backed Securities	15.6%
U.S. Treasury	8.0%
Collateralized Mortgage Obligations	6.3%
Commercial Paper	5.4%
Enhanced Equipment Trust Certificates	0.9%
Asset Backed Securities	0.7%
Cash Equivalents[1]	3.6%
Other Assets and Liabilities – Net[2]	(0.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

PORTFOLIO OF INVESTMENTS

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	7.2%
AA	8.8%
A	19.5%
BBB	27.8%
BB	6.5%
B	2.3%
CCC	0.5%
Not Rated	27.6%
Other Assets and Liabilities – Net[2]	(0.2%)

TOTAL	100.0%

Description	Par Value	Value

ASSET BACKED SECURITIES – 0.7%

FINANCIAL SERVICES – 0.7%
Daimler Chrysler Auto Trust, Series 2008-B, Class A2A, 3.81%, 7/08/11	$111,624	$111,786
[6,7]LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26	1,486,667	1,445,700
TOTAL ASSET BACKED SECURITIES (COST $1,598,286)		$1,557,486

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.3%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 1.7%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,069,380
Series 2007-2, Class A2, 5.63%, 4/10/49	1,500,000	1,550,273
Series 2005-T19, Class AAB, 4.85%, 6/12/47	950,000	990,446
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,610,099

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%**
Series 1920, Class H, 7.00%, 1/15/12	111,286	115,504

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Series 1988-23, Class C, 9.75%, 9/25/18	$11,922	$13,362

WHOLE LOAN – 4.6%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.52%, 5/25/10	579,990	532,193
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	3,621,418	3,616,588
GSR Mortgage Loan Trust, Series 2006-2F, Class 2A15, 5.75%, 2/25/36	610,707	609,291
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.07%, 5/25/10	1,629,865	1,484,685
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	270,899	273,196
WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	3,172,282	3,223,935
TOTAL WHOLE LOAN		$9,739,888
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $13,234,851)		$13,478,853

4COMMERCIAL PAPER – 5.4%

ASSET BACKED SECURITIES – 2.1%
[6,7]Ciesco LLC, 0.21%, 5/03/10	2,500,000	2,499,956

(MTB Income Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	91

MTB Income Fund (continued)

Description	Par Value	Value

[6,7]Gemini Securitization Corp LLC, 0.20%, 5/03/10	$2,000,000	$1,999,967
TOTAL ASSET BACKED SECURITIES		$4,499,923

BANK – 1.2%
Bank of Nova Scotia, 0.19%, 5/03/10	2,500,000	2,499,961

ELECTRIC – 2.1%
[6,7]Consolidated Edison Co., 0.32%, 5/14/10	2,000,000	1,999,751
[6,7]Pacific Gas & Electric Co., 0.31%, 5/04/10	2,405,000	2,404,917
TOTAL ELECTRIC		$4,404,668
TOTAL COMMERCIAL PAPER (COST $11,404,629)		$11,404,552

CORPORATE BONDS – 59.7%

AEROSPACE & DEFENSE – 0.7%
[6,7]BAE Systems Holdings, Inc., Company Guaranteed, 6.38%, 6/01/19	500,000	556,861
United Technologies Corp., Sr. Unsecured, 4.38%, 5/01/10	1,000,000	1,000,110
TOTAL AEROSPACE & DEFENSE		$1,556,971

AUTO MANUFACTURERS – 0.3%
Daimler Finance North America LLC, Company Guaranteed, MTN, 5.75%, 9/08/11	500,000	527,503

BANKS – 11.4%
Bank of America Corp., Subordinated, 7.13%, 10/15/11	200,000	213,536
Bank of America Corp., Sr. Unsecured, 7.38%, 5/15/14	750,000	846,546
Bank of America Corp., Sr. Unsecured, 4.50%, 4/01/15	500,000	506,650
Bank of America Corp., Unsecured, 6.50%, 8/01/16	1,250,000	1,347,827
[6,7]Bank of New York Institutional Capital Trust A, Jr. Subordinated Notes, 7.78%, 12/01/26	1,500,000	1,480,408
[1]BankBoston Capital Trust III, Limited Guarantee, 1.01%, 6/15/10	900,000	648,382
Barclays, Sr. Unsecured, 2.50%, 1/23/13	1,000,000	1,006,697
Barclays Bank PLC, Series 1, Sr. Unsecured, 5.00%, 9/22/16	500,000	518,749
BB&T Corp., Sr. Unsecured, 3.85%, 7/27/12	1,000,000	1,046,162
BB&T Corp., Subordinated, 4.75%, 10/01/12	500,000	528,236
BB&T Corp., Sr. Unsecured, MTN, 6.85%, 4/30/19	1,500,000	1,730,191
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	289,940
Citigroup, Inc., Sr. Unsecured, 5.50%, 4/11/13	1,000,000	1,057,688
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	522,747
Citigroup, Inc., Unsecured, 8.50%, 5/22/19	1,000,000	1,186,213
Credit Suisse, Sr. Unsecured, 5.50%, 5/01/14	1,000,000	1,097,650
Credit Suisse, Sr. Unsecured, 5.30%, 8/13/19	250,000	260,927
Credit Suisse AG, Subordinated, 5.40%, 1/14/20	500,000	509,992

Description	Par Value	Value

Discover Bank/Greenwood de, Subordinated, 7.00%, 4/15/20	$1,000,000	$1,031,728
[6,7]GMAC, Inc., Company Guaranteed, 8.00%, 3/15/20	250,000	258,750
Goldman Sachs Group, Inc., Sr. Unsecured, 5.25%, 4/01/13	1,000,000	1,055,415
Goldman Sachs Group, Inc., Notes, MTN, 6.00%, 5/01/14	500,000	537,699
JPMorgan Chase & Co., Sr. Unsecured, 3.70%, 1/20/15	1,000,000	1,017,497
JPMorgan Chase & Co., Notes, 4.95%, 3/25/20	250,000	251,295
JPMorgan Chase Bank NA, Subordinated, BKNT, 6.00%, 10/01/17	750,000	811,693
[6,7]Lloyds TSB Bank PLC, Bank Guaranteed, 5.80%, 1/13/20	500,000	496,446
PNC Bank NA, Subordinated, BKNT, 6.88%, 4/01/18	1,000,000	1,122,199
PNC Funding Corp., Bank Guaranteed, BKNT, 6.70%, 6/10/19	500,000	570,778
[6,7]Rabobank Nederland NV, Sr. Notes, 4.75%, 1/15/20	500,000	506,719
Regions Financial Corp., Sr. Notes, 5.75%, 6/15/15	500,000	504,865
State Street Corp., Sr. Unsecured, 4.30%, 5/30/14	250,000	265,111
U.S. Bancorp, Sr. Unsecured, 4.20%, 5/15/14	500,000	526,684
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	502,686	526,622
TOTAL BANKS		$24,282,042
BEVERAGES – 1.5%
[6,7]Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 6.88%, 11/15/19	500,000	577,939
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 5.38%, 1/15/20	500,000	523,426
Bottling Group LLC, Company Guaranteed, 5.13%, 1/15/19	500,000	534,521
Coca-Cola Co., Sr. Unsecured, 4.88%, 3/15/19	750,000	797,368
Diageo Finance BV, Company Guaranteed, 3.25%, 1/15/15	250,000	253,463
Fortune Brands, Inc., Sr. Unsecured, 6.38%, 6/15/14	500,000	552,535
TOTAL BEVERAGES		$3,239,252
BUILDING MATERIALS – 0.6%
[6,7]Holcim U.S. Finance Sarl & CIE SCS, Company Guaranteed, 6.00%, 12/30/19	500,000	539,229
Masco Corp., Sr. Unsecured, 7.13%, 3/15/20	500,000	512,951
Owens Corning, Company Guaranteed, 9.00%, 6/15/19	250,000	301,562
TOTAL BUILDING MATERIALS		$1,353,742
CAPITAL MARKETS – 1.5%
Jefferies Group, Inc., Sr. Unsecured, 8.50%, 7/15/19	1,450,000	1,655,640
Morgan Stanley, Sr. Unsecured, 4.20%, 11/20/14	500,000	503,851

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

92	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Value

Morgan Stanley, Series G, SR UNSECURED, 5.50%, 1/26/20	$1,000,000	$980,803
TOTAL CAPITAL MARKETS		$3,140,294

CHEMICALS – 1.3%
Dow Chemical Co., Sr. Unsecured, 8.55%, 5/15/19	500,000	610,798
Dow Chemical Co., Sr. Unsecured, 9.40%, 5/15/39	250,000	345,053
Dow Chemical Co., Sr. Unsecured, 6.13%, 2/01/11	750,000	776,395
Ei DU Pont de Nemours & Co., Sr. Unsecured, 4.63%, 1/15/20	500,000	512,160
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/30/20	500,000	515,393
TOTAL CHEMICALS		$2,759,799

COMMERCIAL SERVICES – 0.7%
Board of Trustees of The Leland Stanford Junior University, Bonds, 4.75%, 5/01/19	500,000	526,728
Iron Mountain, Inc., Company Guaranteed, 8.00%, 6/15/20	1,000,000	1,042,500
TOTAL COMMERCIAL SERVICES		$1,569,228

COSMETICS/PERSONAL CARE – 0.5%
Procter & Gamble Co., Sr. Unsecured, 5.80%, 8/15/34	1,000,000	1,090,411

DIVERSIFIED FINANCIAL SERVICES – 6.9%
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	1,000,000	1,077,427
[6,7]ASIF Global Financing XIX, Sr. Secured, 4.90%, 1/17/13	1,175,000	1,194,094
BlackRock, Inc., Series 2, Sr. Unsecured, 5.00%, 12/10/19	500,000	514,854
[6,7]Cantor Fitzgerald LP, Bonds, 7.88%, 10/15/19	500,000	513,998
Capital One Bank USA NA, Subordinated, 8.80%, 7/15/19	500,000	617,565
[6,7]FMR LLC, Sr. Unsecured, 6.45%, 11/15/39	1,000,000	994,904
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.70%, 10/01/14	500,000	537,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	254,375
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.13%, 1/15/20	1,000,000	1,062,500
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	512,293
International Lease Finance Corp., Sr. Unsecured, 5.88%, 5/01/13	1,150,000	1,089,625
JPMorgan Chase Capital XVIII, Series R, Limited Guarantee, 6.95%, 8/17/36	1,000,000	1,001,587
MBNA Capital, Series A, Limited Guarantee, 8.28%, 12/01/26	1,000,000	1,015,000
NASDAQ OMX Group, Inc., Sr. Unsecured, 5.55%, 1/15/20	250,000	254,454
[6,7]Nissan Motor Acceptance Corp., Sr. Unsecured, 4.50%, 1/30/15	500,000	511,861

Description	Par Value	Value

SLM Corp., Series A, Sr. Unsecured, MTN, 4.50%, 7/26/10	$500,000	$501,279
SLM Corp., Sr. Unsecured, 5.45%, 4/25/11	1,000,000	1,017,749
SLM Corp., Sr. Notes, MTN, 8.00%, 3/25/20	500,000	485,383
TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	500,000	508,770
Textron Financial Corp., Sr. Unsecured, 5.40%, 4/28/13	1,000,000	1,041,710
TOTAL DIVERSIFIED FINANCIAL SERVICES		$14,706,928

ELECTRIC – 2.7%
CenterPoint Energy, Inc., Series B, Sr. Unsecured, 6.85%, 6/01/15	1,250,000	1,415,125
CenterPoint Energy, Inc., Sr. Unsecured, 6.50%, 5/01/18	125,000	137,521
DTE Energy Co., Sr. Unsecured, 7.63%, 5/15/14	250,000	291,058
Duke Energy Corp., Sr. Unsecured, 6.30%, 2/01/14	250,000	280,860
Exelon Generation Co. LLC, Sr. Unsecured, 6.25%, 10/01/39	500,000	521,240
Florida Power Corp., 1st Mortgage, 4.55%, 4/01/20	500,000	511,407
PPL Electric Utilities Corp., 1st Mortgage, 6.25%, 5/15/39	500,000	550,581
Progress Energy, Inc., Sr. Unsecured, 6.05%, 3/15/14	1,000,000	1,116,209
Puget Sound Energy, Inc., Sr. Secured, 5.76%, 10/01/39	250,000	250,521
Virginia Electric & Power Co., Sr. Unsecured, 8.88%, 11/15/38	500,000	722,403
TOTAL ELECTRIC		$5,796,925
ELECTRICAL COMPONENTS & EQUIPMENT – 0.1%
Emerson Electric Co., Sr. Unsecured, 6.13%, 4/15/39	200,000	224,402
ENERGY EQUIPMENT & SERVICES – 0.8%
National Oilwell Varco, Inc., Sr. Unsecured, 5.65%, 11/15/12	1,500,000	1,621,361

FOOD – 1.8%
General Mills, Inc., Sr. Unsecured, 6.00%, 2/15/12	500,000	540,972
General Mills, Inc., Sr. Unsecured, 5.65%, 2/15/19	250,000	274,250
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	1,000,000	1,062,147
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	256,490
Kroger Co., Company Guaranteed, 8.00%, 9/15/29	500,000	617,544
McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	544,115
[6,7]Ralcorp Holdings, Inc., Company Guaranteed, 6.63%, 8/15/39	500,000	525,598
TOTAL FOOD		$3,821,116

(MTB Income Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	93

MTB Income Fund (continued)

Description	Par Value	Value

HOME BUILDERS – 0.2%
Ryland Group, Inc., Company Guaranteed, 6.63%, 5/01/20	$500,000	$490,000

HOTELS, RESTAURANTS & LEISURE – 0.2%
[6,7]Hyatt Hotels Corp., Sr. Unsecured, 6.88%, 8/15/19	500,000	523,173

HOUSEHOLD PRODUCTS – 0.2%
Clorox Co., Sr. Unsecured, 3.55%, 11/01/15	500,000	518,917

INSURANCE – 2.4%
Hartford Financial Services Group, Inc., Sr. Unsecured, 5.50%, 3/30/20	500,000	495,799
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	500,000	504,539
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	500,000	507,067
Prudential Financial, Inc., Sr. Unsecured, 6.20%, 1/15/15	500,000	553,461
Prudential Financial, Inc., Sr. Unsecured, MTN, 4.75%, 9/17/15	1,000,000	1,045,693
Renre North America Holdings, Inc., Company Guaranteed, 5.75%, 3/15/20	2,000,000	2,005,731
TOTAL INSURANCE		$5,112,290

IRON/STEEL – 0.8%
ArcelorMittal, Sr. Unsecured, 7.00%, 10/15/39	1,500,000	1,619,802

MEDIA – 5.2%
Comcast Corp., Company Guaranteed, 5.90%, 3/15/16	1,000,000	1,106,379
[12]Comcast Corp., Company Guaranteed, 5.70%, 7/01/19	1,500,000	1,597,642
[6,7]COX Enterprises, Inc., Sr. Unsecured, 7.88%, 9/15/10	1,000,000	1,022,284
[6,7]DIRECTV Holdings LLC, Company Guaranteed, 5.20%, 3/15/20	500,000	507,186
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.88%, 10/01/19	1,000,000	1,067,105
[6,7]NBC Universal, Inc., Notes, 5.15%, 4/30/20	500,000	507,284
News America, Inc., Company Guaranteed, 6.90%, 8/15/39	500,000	558,394
Time Warner Cable, Inc., Company Guaranteed, 8.25%, 4/01/19	1,000,000	1,221,386
Time Warner Cable, Inc., Company Guaranteed, 6.75%, 6/15/39	500,000	540,924
Time Warner, Inc., Company Guaranteed, 4.88%, 3/15/20	500,000	496,605
Time Warner, Inc., Company Guaranteed, 6.20%, 3/15/40	280,000	284,144
Viacom, Inc., Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,064,467
Walt Disney Co., Series C, Sr. Unsecured, MTN, 5.70%, 7/15/11	1,000,000	1,058,946
TOTAL MEDIA		$11,032,746

Description	Par Value	Value

METALS & MINING – 1.4%
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	$750,000	$967,859
Vale Overseas Ltd., Company Guaranteed, 5.63%, 9/15/19	500,000	526,467
Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	800,000	884,378
[6,7]Xstrata Finance Canada Ltd., Company Guaranteed, 6.90%, 11/15/37	500,000	542,153
TOTAL METALS & MINING		$2,920,857

MISCELLANEOUS MANUFACTURING –0.6%
GE Capital Trust I, Subordinated, 6.38%, 11/15/67	1,000,000	955,000
ITT Corp., Sr. Unsecured, 6.13%, 5/01/19	250,000	277,566
TOTAL MISCELLANEOUS MANUFACTURING		$1,232,566

MULTI-UTILITIES – 0.3%
Dominion Resources, Inc., Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	550,026

OFFICE/BUSINESS EQUIPMENT – 0.9%
Xerox Corp., Sr. Unsecured, 6.88%, 8/15/11	1,500,000	1,598,913
Xerox Corp., Sr. Notes, 5.63%, 12/15/19	250,000	262,518
TOTAL OFFICE/BUSINESS EQUIPMENT		$1,861,431

OIL & GAS – 5.5%
Anadarko Finance Co., Series B, Company Guaranteed, 6.75%, 5/01/11	750,000	788,946
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	250,000	276,479
ConocoPhillips, Sr. Unsecured, 8.75%, 5/25/10	1,000,000	1,005,329
[6,7]Dolphin Energy Ltd., Sr. Secured, 5.89%, 6/15/19	742,500	772,312
Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	1,000,000	971,707
Occidental Petroleum Corp., Sr. Unsecured, 4.13%, 6/01/16	500,000	529,030
[6,7]Petroleos Mexicanos, Company Guaranteed, 6.00%, 3/05/20	250,000	258,375
[6,7]Petroleum Co of Trinidad & Tobago Ltd., Sr. Unsecured, 9.75%, 8/14/19	1,000,000	1,175,000
Pioneer Natural Resources Co., Sr. Unsecured, 6.88%, 5/01/18	1,000,000	1,036,803
Rowan Cos., Inc., Sr. Unsecured, 7.88%, 8/01/19	500,000	584,527
Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	569,086
Stone Energy Corp., Company Guaranteed, 8.63%, 2/01/17	1,000,000	997,500
Tesoro Corp., Company Guaranteed, 6.50%, 6/01/17	1,000,000	945,000
Valero Energy Corp., Company Guaranteed, 10.50%, 3/15/39	500,000	674,958
XTO Energy, Inc., Sr. Unsecured, 6.50%, 12/15/18	1,000,000	1,174,069
TOTAL OIL & GAS		$11,759,121

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

94	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Value

OIL & GAS FIELD SERVICES – 0.6%
NuStar Pipeline Operating Partnership, LP, COMPANY GUARNT, 5.88%, 6/01/13	$1,250,000	$1,333,503
OIL & GAS SERVICES – 1.0%
Halliburton Co., Sr. Unsecured, 5.50%, 10/15/10	1,000,000	1,023,107
Smith International, Inc., Sr. Unsecured, 8.63%, 3/15/14	1,000,000	1,191,429
TOTAL OIL & GAS SERVICES		$2,214,536
PHARMACEUTICALS – 0.1%
Merck & Co., Inc., Sr. Unsecured, 5.85%, 6/30/39	250,000	270,073

PIPELINES – 0.7%
Kinder Morgan Energy Partners LP, Sr. Unsecured, 6.85%, 2/15/20	500,000	578,500
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 5.63%, 4/15/20	500,000	502,345
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 6.88%, 4/15/40	500,000	505,433
TOTAL PIPELINES		$1,586,278
REAL ESTATE INVESTMENT TRUSTS (REIT) – 3.4%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.70%, 3/15/17	250,000	265,997
[6,7]BioMed Realty LP, Company Guaranteed, 6.13%, 4/15/20	250,000	253,563
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	1,000,000	1,056,569
Boston Properties, LP, Sr. Unsecured, 5.00%, 6/01/15	650,000	685,650
[6,7]Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20	500,000	502,337
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	225,000	235,353
Health Care REIT, Inc., Sr. Unsecured, 6.13%, 4/15/20	500,000	512,060
Healthcare Realty Trust, Inc., Sr. Unsecured, 6.50%, 1/17/17	500,000	526,479
HRPT Properties Trust, Sr. Unsecured, 6.65%, 1/15/18	500,000	511,094
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	293,522
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	500,000	515,353
Simon Property Group, LP, Sr. Unsecured, 6.75%, 5/15/14	750,000	833,961
Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	1,000,000	994,934
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$7,186,872
RETAIL – 1.6%
McDonald’s Corp., Sr. Unsecured, MTN, 6.30%, 3/01/38	1,000,000	1,126,347

Description	Par Value	Value

Staples, Inc., Company Guaranteed, 7.75%, 4/01/11	$1,000,000	$1,060,696
Yum! Brands, Inc., Sr. Unsecured, 8.88%, 4/15/11	802,000	859,288
Yum! Brands, Inc., Sr. Unsecured, 5.30%, 9/15/19	250,000	261,968
TOTAL RETAIL		$3,308,299

SOFTWARE – 0.3%
Oracle Corp., Sr. Unsecured, 3.75%, 7/08/14	500,000	525,803

TELECOMMUNICATIONS – 1.9%
American Tower Corp., Sr. Unsecured, 4.63%, 4/01/15	250,000	259,184
AT&T, Inc., Sr. Unsecured, 6.70%, 11/15/13	1,000,000	1,153,833
Cellco Partnership / Verizon Wireless Capital LLC, Sr. Unsecured, 8.50%, 11/15/18	500,000	635,362
[6,7]Qwest Communications International, Inc., Company Guaranteed, 7.13%, 4/01/18	1,000,000	1,040,000
Sprint Capital Corp., Company Guaranteed, 7.63%, 1/30/11	1,000,000	1,036,250
TOTAL TELECOMMUNICATIONS		$4,124,629

TRANSPORTATION – 1.6%
Burlington Northern Santa Fe LLC, Sr. Unsecured, 6.20%, 8/15/36	1,000,000	1,061,677
Canadian National Railway Co., Sr. Unsecured, 6.38%, 10/15/11	500,000	538,050
[6,7]Korea Railroad Corp., Sr. Unsecured, 5.38%, 5/15/13	500,000	537,207
Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	275,655
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	900,000	981,731
TOTAL TRANSPORTATION		$3,394,320
TOTAL CORPORATE BONDS (COST $119,963,443)		$127,255,216

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.9%

AIRLINES – 0.9%
Continental Airlines, Inc., Series A, Pass-Thru Certificates, 7.25%, 11/10/19	250,000	272,969
Delta Air Lines, Inc., Series A, Pass-Thru Certificates, 7.75%, 12/17/19	500,000	549,687
Delta Air Lines, Inc., Series 071A, Pass-Thru Certificates, 6.82%, 8/10/22	421,349	429,512
United Air Lines, Inc., Pass-Thru Certificates, 9.75%, 1/15/17	500,000	548,750
TOTAL AIRLINES		$1,800,918
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $1,671,349)		$1,800,918

(MTB Income Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	95

MTB Income Fund (continued)

Description	Par Value	Value

MORTGAGE-BACKED SECURITIES –15.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.5%
Pool A13990, 4.50%, 10/01/33	$288,053	$294,492
Pool A83578, 5.00%, 12/01/38	834,199	866,316
Pool B17616, 5.50%, 1/01/20	351,634	378,646
Pool C00478, 8.50%, 9/01/26	39,522	44,237
Pool C01272, 6.00%, 12/01/31	218,217	237,664
Pool E00560, 6.00%, 7/01/13	80,436	85,463
Pool G02296, 5.00%, 6/01/36	2,403,684	2,497,728
Pool G02976, 5.50%, 6/01/37	1,872,746	1,983,238
Pool G02988, 6.00%, 5/01/37	1,692,823	1,817,351
Pool G03703, 5.50%, 12/01/37	887,891	940,277
Pool G04338, 5.50%, 5/01/38	8,397,320	8,887,514
Pool G04776, 5.50%, 7/01/38	1,334,188	1,412,071
Pool G12709, 5.00%, 7/01/22	741,017	785,710
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$20,230,707

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 5.7%
Pool 254007, 6.50%, 10/01/31	99,077	109,176
Pool 254759, 4.50%, 6/01/18	575,159	605,426
Pool 329794, 7.00%, 2/01/26	130,725	145,819
Pool 346537, 6.00%, 5/01/11	42,275	45,199
Pool 398162, 6.50%, 1/01/28	34,092	37,205
Pool 398938, 6.50%, 10/01/27	27,872	30,417
Pool 402255, 6.50%, 12/01/27	8,910	9,723
Pool 535939, 6.00%, 5/01/16	196,299	211,900
Pool 638023, 6.50%, 4/01/32	275,834	304,388
Pool 642345, 6.50%, 5/01/32	259,430	285,875
Pool 651292, 6.50%, 7/01/32	283,469	312,366
Pool 686398, 6.00%, 3/01/33	467,318	506,271
Pool 688987, 6.00%, 5/01/33	565,232	612,347
Pool 695818, 5.00%, 4/01/18	1,076,659	1,150,208
Pool 889982, 5.50%, 11/01/38	2,628,325	2,771,240
Pool 889995, 5.50%, 9/01/38	3,816,152	4,023,656
Pool 975207, 5.00%, 3/01/23	869,282	919,700
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$12,080,916

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.4%
Pool 2077, 7.00%, 9/20/25	30,684	34,265
Pool 354677, 7.50%, 10/15/23	82,104	90,669
Pool 354713, 7.50%, 12/15/23	41,968	46,347
Pool 354765, 7.00%, 2/15/24	105,702	116,499
Pool 354827, 7.00%, 5/15/24	104,652	115,641
Pool 360869, 7.50%, 5/15/24	34,981	39,556
Pool 361843, 7.50%, 10/15/24	72,873	82,404

Description	Par Value	Value

Pool 373335, 7.50%, 5/15/22	28,077	31,654
Pool 385623, 7.00%, 5/15/24	94,665	105,900
Pool 503405, 6.50%, 4/15/29	160,354	176,893
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$839,828
TOTAL MORTGAGE-BACKED SECURITIES (COST $31,642,861)		$33,151,451

U.S. TREASURY – 8.0%

INFLATION INDEXED BONDS – 0.1%
2.00%, 1/15/14	100,000	125,621

U.S. TREASURY NOTE – 7.9%
0.88%, 12/31/10	5,500,000	5,519,121
1.75%, 3/31/14	1,500,000	1,487,578
2.25%, 1/31/15	1,000,000	996,563
[12]2.63%, 6/30/14	1,300,000	1,328,234
2.63%, 7/31/14	1,000,000	1,020,469
2.63%, 12/31/14	1,000,000	1,015,000
3.63%, 8/15/19	3,000,000	3,005,156
[12]3.63%, 2/15/20	500,000	498,594
3.75%, 11/15/18	500,000	510,781
4.50%, 2/15/16	1,300,000	1,427,664
TOTAL U.S. TREASURY NOTE		$16,809,160
TOTAL U.S. TREASURY (COST $17,007,042)		$16,934,781

REPURCHASE AGREEMENT – 2.6%

Interest in $5,532,768 repurchase agreement 0.19%, dated 4/30/10 under which Credit Suisse First Boston LLC, will repurchase a U.S. Government security maturing on 10/20/10 for $5,532,856 on 5/03/10. The market value of the underlying securities at the end of the period was $5,643,785.

(COST $5,532,768)		$5,532,768
TOTAL INVESTMENTS IN SECURITIES – 99.2% (COST $202,055,229)		$211,116,025

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.0% (13)

REPURCHASE AGREEMENT – 1.0%

Interest in $2,028,000 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $2,028,034 on 5/03/10. The market value of the underlying securities at the end of the period was $2,068,560.

(COST $2,028,000)		$2,028,000
TOTAL INVESTMENTS – 100.2% (COST $204,083,229)		$213,144,025
COLLATERAL FOR SECURITIES ON LOAN – (1.0%)		(2,028,000)
OTHER LIABILITIES LESS ASSETS – 0.8%		1,551,828
TOTAL NET ASSETS-100.0%		$212,667,853

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

96	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Cost of investments for Federal income tax purposes is $202,055,229. The net unrealized appreciation of investments was $9,060,796. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,869,257 and net unrealized depreciation from investments for those securities having an excess of cost over value of $808,461.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Asset-Backed Securities	$—	$1,557,486	$—	$1,557,486
Collateralized Mortgage Obligations	—	13,478,853	—	13,478,853
Commercial Paper	—	11,404,552	—	11,404,552
Corporate Bonds	—	127,255,216	—	127,255,216
Enhanced Equipment Trust Certificate	—	1,800,918	—	1,800,918
Mortgage-Backed Securities	—	33,151,451	—	33,151,451
U.S. Treasury	—	16,934,781	—	16,934,781
Repurchase Agreements	—	7,560,768	—	7,560,768

Total	$—	$213,144,025	$—	$213,144,025

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

97

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Conservative Growth

At April 30, 2010, the Fund’s portfolio composition 1 was as follows (unaudited)

Percentage of Total Net Assets
MTB Income Fund	22.2%
MTB International Equity Fund	15.9%
MTB Large Cap Growth Fund	14.6%
MTB Intermediate-Term Bond Fund	11.6%
MTB Short-Term Corporate Bond Fund	10.5%
MTB Prime Money Market Fund, Corporate Shares	7.9%
MTB Large Cap Value Fund	7.3%
MTB Short Duration Government Bond Fund	5.3%
MTB U.S. Government Bond Fund	3.2%
MTB Small Cap Growth Fund	3.1%
MTB Mid Cap Growth Fund	3.1%
Other Assets and Liabilities – Net[2]	(4.7)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities win which the fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

9MUTUAL FUND – 96.8%

EQUITY FUND – 44.0%
MTB International Equity Fund, Institutional I Shares	129,509	$1,082,694
MTB Large Cap Growth Fund, Institutional I Shares	123,297	997,476
MTB Large Cap Value Fund, Institutional I Shares	50,704	500,953
MTB Mid Cap Growth Fund, Institutional I Shares	17,000	212,330
*MTB Small Cap Growth Fund, Institutional I Shares	14,368	213,941
TOTAL EQUITY FUND		$3,007,394

FIXED INCOME FUNDS – 52.8%
MTB Income Fund, Institutional I Shares	153,359	$1,518,256
MTB Intermediate-Term Bond Fund, Institutional I Shares	74,586	793,594
MTB Short Duration Government Bond Fund, Institutional I Shares	36,299	360,081

Description	Number of Shares	Value

MTB Short-Term Corporate Bond Fund, Institutional I Shares	70,542	$720,236
MTB U.S. Government Bond Fund, Institutional I Shares	22,308	216,612
TOTAL FIXED INCOME FUNDS		$3,608,779
TOTAL MUTUAL FUND (Cost $5,813,906)		$6,616,173

MONEY MARKET FUND – 7.9%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%
TOTAL MONEY MARKET FUND (COST $543,249)	543,249	543,249
		$543,249
TOTAL INVESTMENTS – 104.7% (COST $6,357,155)		$7,159,422
OTHER LIABILITIES LESS ASSETS – (4.7%)		(323,290)
TOTAL NET ASSETS – 100.0%		$6,836,132

(MTB Managed Allocation Fund – Conservative Growth continued next page)

ANNUAL REPORT  /  April 30, 2010

98	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Conservative Growth (concluded)

Cost of investments for Federal income tax purposes is $6,987,634. The net unrealized appreciation of investments was $171,788. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $361,825 and net unrealized depreciation from investments for those securities having an excess of cost over value of $190,037.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Mutual Funds	$6,616,173	$—	$—	$6,616,173
Money Market Fund	543,249	—	—	543,249

Total	$7,159,422	$—	$—	$7,159,422

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

99

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Moderate Growth

At April 30, 2010, the Fund’s portfolio composition 1 was as follows (unaudited)

Percentage of Total Net Assets
MTB Large Cap Growth Fund	26.4%
MTB International Equity Fund	21.6%
MTB Income Fund	14.4%
MTB Intermediate-Term Bond Fund	9.3%
MTB Large Cap Value Fund	8.2%
MTB Short-Term Corporate Bond Fund	7.2%
MTB Mid Cap Growth Fund	5.1%
MTB Prime Money Market Fund, Corporate Shares	4.1%
MTB Small Cap Growth Fund	4.1%
MTB Short Duration Government Bond Fund	2.1%
Other Assets and Liabilities – Net[2]	(2.5)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities win which the fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

9MUTUAL FUND – 98.4%

EQUITY FUND – 65.4%
MTB International Equity Fund, Institutional I Shares	918,800	$7,681,168
MTB Large Cap Growth Fund, Institutional I Shares	1,160,361	9,387,319
MTB Large Cap Value Fund, Institutional I Shares	293,647	2,901,232
MTB Mid Cap Growth Fund, Institutional I Shares	143,578	1,793,296
*MTB Small Cap Growth Fund, Institutional I Shares	97,082	1,445,552
TOTAL EQUITY FUND		$23,208,567

FIXED INCOME FUNDS – 33.0%
MTB Income Fund, Institutional I Shares	518,086	$5,129,051
MTB Intermediate-Term Bond Fund, Institutional I Shares	309,234	3,290,249
MTB Short Duration Government Bond Fund, Institutional I Shares	73,575	729,863
MTB Short-Term Corporate Bond Fund, Institutional I Shares	250,223	2,554,774
TOTAL FIXED INCOME FUNDS		$11,703,937
TOTAL MUTUAL FUND (Cost $30,748,471)		$34,912,504

Description	Number of Shares	Value

MONEY MARKET FUND – 4.1%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%
TOTAL MONEY MARKET FUND (COST $1,463,533)	1,463,533	1,463,533
		$1,463,533
TOTAL INVESTMENTS – 102.5% (COST $32,212,004)		$36,376,037
OTHER LIABILITIES LESS ASSETS – (2.5%)		(893,754)
TOTAL NET ASSETS – 100.0%		$35,482,283

(MTB Managed Allocation Fund – Moderate Growth continued next page)

ANNUAL REPORT  /  April 30, 2010

100	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Moderate Growth (concluded)

Cost of investments for Federal income tax purposes is $33,884,315. The net unrealized appreciation of investments was $2,491,722. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,077,513 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,585,791.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Mutual Funds	$34,912,504	$—	$—	$34,912,504
Money Market Fund	1,463,533	—	—	1,463,533

Total	$36,376,037	$—	$—	$36,376,037

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

101

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Aggressive Growth

At April 30, 2010, the Fund’s portfolio composition 1 was as follows (unaudited)

Percentage of Total Net Assets
MTB Large Cap Growth Fund	42.1%
MTB International Equity Fund	29.2%
MTB Large Cap Value Fund	14.4%
MTB Small Cap Growth Fund	7.2%
MTB Mid Cap Growth Fund	5.1%
MTB Income Fund	4.2%
MTB Prime Money Market Fund, Corporate Shares	1.0%
Other Assets and Liabilities – Net[2]	(3.2)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities win which the fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

9MUTUAL FUND – 102.2%

EQUITY FUND – 98.0%
MTB International Equity Fund, Institutional I Shares	631,749	$5,281,419
MTB Large Cap Growth Fund, Institutional I Shares	943,411	7,632,197
MTB Large Cap Value Fund, Institutional I Shares	264,937	2,617,577
MTB Mid Cap Growth Fund, Institutional I Shares	74,002	924,287
*MTB Small Cap Growth Fund, Institutional I Shares	87,505	1,302,949
TOTAL EQUITY FUND		$17,758,429

FIXED INCOME FUNDS – 4.2%
MTB Income Fund, Institutional I Shares	76,327	$755,636
TOTAL MUTUAL FUND (Cost $17,013,736)		$18,514,065

MONEY MARKET FUND – 1.0%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	174,640	174,640
TOTAL MONEY MARKET FUND (COST $174,640)		$174,640
TOTAL INVESTMENTS – 103.2% (COST $17,188,376)		$18,688,705
OTHER LIABILITIES LESS ASSETS – (3.2%)		(576,291)
TOTAL NET ASSETS – 100.0%		$18,112,414

(MTB Managed Allocation Fund – Aggressive Growth continued next page)

ANNUAL REPORT  /  April 30, 2010

102	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Aggressive Growth (concluded)

Cost of investments for Federal income tax purposes is $18,741,678. The net unrealized depreciation of investments was $52,973. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,878,087 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,931,060.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Mutual Funds	$18,514,065	$—	$—	$18,514,065
Money Market Fund	174,640	—	—	174,640

Total	$18,688,705	$—	$—	$18,688,705

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

103

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Strategic Allocation Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Equity Funds	45.0%
Federal Home Loan Mortgage Corporation (FHLMC)	8.7%
Debt Funds	7.1%
U.S. Treasury Note	7.0%
Federal National Mortgage Association (FNMA)	6.0%
Banks	3.1%
U.S. Treasury Bond	1.9%
Whole Loan	1.4%
Agriculture	1.2%
Auto Manufacturers	1.2%
Retail	1.2%
Diversified Financial Services	1.2%
Food	1.1%
Real Estate Investment Trusts (REIT)	1.1%
Media	1.1%
Government National Mortgage Association (GNMA)	1.0%
Airlines	0.9%
Beverages	0.6%
Office/Business Equipment	0.6%
Computers	0.5%
Chemicals	0.5%
Capital Markets	0.4%
Metals & Mining	0.4%
Cash Equivalents[1]	10.1%
Other Assets and Liabilities – Net[2]	(3.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Strategic Allocation Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

104	PORTFOLIOS OF INVESTMENTS

MTB Strategic Allocation Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

MUTUAL FUNDS – 52.1%

DEBT FUNDS – 7.1%
Dreyfus International Bond Fund	24,359	$395,841
MFS Emerging Markets Debt Fund	37,079	538,020
Ridgeworth Seix Floating Rate High Income Fund	40,703	361,442
TOTAL DEBT FUNDS		$1,295,303

EQUITY FUNDS – 45.0%
Alpine International Real Estate Equity Fund	16,070	358,671
Guinness Atkinson – China & Hong Kong Fund	9,889	358,770
Harbor International Fund	41,734	2,270,308
iShares Russell 1000 Growth Index Fund	32,450	1,703,950
iShares Russell 1000 Value Index Fund	33,450	2,095,977
Lazard Emerging Markets Equity Portfolio	57,154	1,104,778
RS Global Natural Resources Fund	8,065	258,152
TOTAL EQUITY FUNDS		$8,150,606
TOTAL MUTUAL FUNDS (COST $9,351,266)		$9,445,909

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.1%
Series 2003-2686, Class GB 5.00%, 5/15/20	$196,443	199,482

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.7%
Series 1988-23, Class C 9.75%, 9/25/18	3,974	4,454
Series 2007-35, Class DH 5.00%, 9/25/33	290,562	306,615
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$311,069

WHOLE LOAN – 1.4%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 3.52%, 5/25/10	116,833	107,205
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.07%, 5/25/10	81,493	74,234
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	61,568	62,090
TOTAL WHOLE LOAN		$243,529
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $750,718)		$754,080

CORPORATE BONDS – 14.2%

AGRICULTURE – 1.2%
Archer-Daniels-Midland Co., Sr. Unsecured, 5.94%, 10/01/32	200,000	214,331

Description	Par Value	Value

AUTO MANUFACTURERS – 1.2%
Daimler Finance North America LLC, Company Guaranteed, MTN, 5.75%, 9/08/11	$200,000	$211,001

BANKS – 3.1%
[1]BankBoston Capital Trust III, Limited Guarantee, 1.01%, 6/15/10	170,000	122,472
Goldman Sachs Group, Inc., Notes, MTN, 6.00%, 5/01/14	70,000	75,278
Morgan Stanley, Sr. Unsecured, MTN, 5.63%, 9/23/19	80,000	79,004
PNC Funding Corp., Bank Guaranteed, MTN, 4.25%, 9/21/15	75,000	77,919
[1]SunTrust Capital III, Limited Guarantee, 0.91%, 6/15/10	152,000	103,859
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	100,537	105,324
TOTAL BANKS		$563,856

BEVERAGES – 0.6%
Fortune Brands, Inc., Sr. Unsecured, 6.38%, 6/15/14	100,000	110,507

CAPITAL MARKETS – 0.4%
Jefferies Group, Inc., Sr. Unsecured, 8.50%, 7/15/19	70,000	79,928

CHEMICALS – 0.5%
Dow Chemical Co., Sr. Unsecured, 9.40%, 5/15/39	60,000	82,813

COMPUTERS – 0.5%
Hewlett-Packard Co., Sr. Unsecured, 4.75%, 6/02/14	80,000	87,153

DIVERSIFIED FINANCIAL SERVICES – 1.2%
Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	200,000	208,833

FOOD – 1.1%
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	100,000	106,215
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	100,000	102,596
TOTAL FOOD		$208,811

MEDIA – 1.1%
[6,7]COX Enterprises, Inc., Sr. Unsecured, 7.88%, 9/15/10	200,000	204,457

METALS & MINING – 0.4%
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	60,000	77,429

OFFICE/BUSINESS EQUIPMENT – 0.6%
Xerox Corp., Sr. Notes, 5.63%, 12/15/19	100,000	105,007

(MTB Strategic Allocation Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	105

MTB Strategic Allocation Fund (continued)

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.1%
HRPT Properties Trust, Sr. Unsecured, 6.65%, 1/15/18	$100,000	$102,219
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	100,000	103,070
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$205,289

RETAIL – 1.2%
Staples, Inc., Company Guaranteed, 7.75%, 4/01/11	100,000	106,070
Yum! Brands, Inc., Sr. Unsecured, 5.30%, 9/15/19	100,000	104,787
TOTAL RETAIL		$210,857
TOTAL CORPORATE BONDS (COST $2,600,075)		$2,570,272

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.9%

AIRLINES – 0.9%
Continental Airlines, Inc., Series A,Pass-Thru Certificates, 7.25%, 11/10/19	80,000	87,350
Delta Air Lines, Inc., Series 071A,Pass-Thru Certificates, 6.82%, 8/10/22	67,416	68,722
TOTAL AIRLINES		$156,072
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $147,537)		$156,072

MORTGAGE-BACKED SECURITIES – 12.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.6%
Pool A15865 5.50%, 11/01/33	214,165	228,206
Pool A19412 5.00%, 3/01/34	339,461	354,652
Pool A26407 6.00%, 9/01/34	440,646	478,707
Pool A46082 5.00%, 7/01/35	295,459	308,034
Pool C00478 8.50%, 9/01/26	4,391	4,916
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$1,374,515

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 4.3%
Pool 533246 7.50%, 4/01/30	35,743	39,992
Pool 797152 5.00%, 11/01/19	337,745	360,079
Pool 868574 5.50%, 4/01/36	354,382	373,984
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$774,055

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 1.0%
Pool 354677 7.50%, 10/15/23	51,620	57,006
Pool 354765 7.00%, 2/15/24	60,321	66,482

Description	Par Value	Value

Pool 354827 7.00%, 5/15/24	$62,791	$69,385
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$192,873
TOTAL MORTGAGE-BACKED SECURITIES (COST $2,196,748)		$2,341,443

U.S. TREASURY – 8.9%

U.S. TREASURY BOND – 1.9%
4.50%, 2/15/36	233,000	234,347
4.75%, 2/15/37	96,000	100,230
TOTAL U.S. TREASURY BOND		$334,577

U.S. TREASURY NOTE – 7.0%
[12] 4.88%, 6/30/12	170,000	183,998
3.13%, 4/30/13	200,000	209,687
4.00%, 2/15/14	40,000	43,144
4.50%, 2/15/16	200,000	219,625
4.50%, 5/15/17	200,000	218,219
[12] 3.63%, 2/15/20	400,000	398,875
TOTAL U.S. TREASURY NOTE		$1,273,548
TOTAL U.S. TREASURY (COST $1,519,776)		$1,608,125

	Number of Shares

MONEY MARKET FUNDS – 6.8%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.09%,	3,125	3,125
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%,	1,237,277	1,237,277
TOTAL MONEY MARKET FUNDS (COST $1,240,402)		$1,240,402
TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $17,806,522)		$18,116,303

		Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.3% (13)

REPURCHASE AGREEMENT – 3.3%

Interest in $591,000 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $591,010 on 5/03/10. The market value of the underlying securities at the end of the period was $602,820.

(COST $591,000)		$591,000

TOTAL INVESTMENTS – 103.3% (COST $18,397,522)		$18,707,303
COLLATERAL FOR SECURITIES ON LOAN – (3.3%)		(591,000)
OTHER ASSETS LESS LIABILITIES – (0.0%)**		4,544
TOTAL NET ASSETS – 100.0%		$18,120,847

(MTB Strategic Allocation Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

106	PORTFOLIOS OF INVESTMENTS

MTB Strategic Allocation Fund (concluded)

Cost of investments for Federal income tax purposes is $17,806,522. The net unrealized appreciation of investments was $309,781. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $446,548 and net unrealized depreciation from investments for those securities having an excess of cost over value of $136,767.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Mutual Funds	$9,445,909	$—	$—	$9,445,909
Collateralized Mortgage Obligations	—	754,080	—	754,080
Corporate Bonds	—	2,570,272	—	2,570,272
Enhanced Equipment Trust Certificate	—	156,072	—	156,072
Mortgage-Backed Securities	—	2,341,443	—	2,341,443
U.S. Treasury	—	1,608,125	—	1,608,125
Money Market Funds	1,240,402	—	—	1,240,402
Repurchase Agreement	—	591,000	—	591,000

Total	$10,686,311	$8,020,992	$—	$18,707,303

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

107

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Oil & Gas	15.3%
Insurance	13.9%
Pharmaceuticals	8.0%
Metals & Mining	7.3%
Telecommunications	6.9%
Software	6.2%
Banks	5.3%
Media	5.2%
Aerospace & Defense	4.8%
Biotechnology	3.6%
Office/Business Equipment	2.8%
Household Products	2.4%
Tobacco	2.3%
Miscellaneous Manufacturing	1.9%
Diversified Financial Services	1.9%
Retail	1.7%
Electric	1.7%
Food	1.6%
Transportation	1.5%
Oil & Gas Services	1.4%
Chemicals	1.0%
Healthcare Providers & Services	0.8%
Cash Equivalents[1]	2.5%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

(MTB Large Cap Value Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

108	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Value Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

COMMON STOCKS – 97.5%

AEROSPACE & DEFENSE – 4.8%
Lockheed Martin Corp.	57,105	$4,847,644
Raytheon Co.	53,300	3,107,390
TOTAL AEROSPACE & DEFENSE		$7,955,034

BANKS – 5.3%
*Citigroup, Inc.	913,800	3,993,306
Wells Fargo & Co.	141,600	4,688,376
TOTAL BANKS		$8,681,682

BIOTECHNOLOGY – 3.6%
*Amgen, Inc.	102,300	5,867,928

CHEMICALS – 1.0%
Mosaic Co.	31,200	1,595,568

DIVERSIFIED FINANCIAL SERVICES – 1.9%
JPMorgan Chase & Co.	73,200	3,116,856

ELECTRIC – 1.7%
*NRG Energy, Inc.	112,600	2,721,542

FOOD – 1.6%
Kroger Co.	117,000	2,600,910

HEALTHCARE PROVIDERS & SERVICES – 0.8%
Aetna, Inc.	44,600	1,317,930

HOUSEHOLD PRODUCTS – 2.4%
Kimberly-Clark Corp.	63,800	3,908,388

INSURANCE – 13.9%
AON Corp.	121,400	5,154,644
*Genworth Financial, Inc.	162,500	2,684,500
Hartford Financial Services Group, Inc.	162,300	4,636,911
Loews Corp.	134,146	4,995,597
MetLife, Inc.	116,500	5,310,070
TOTAL INSURANCE		$22,781,722

MEDIA – 5.2%
CBS Corp., Non-Voting	114,000	1,847,940
*Viacom, Inc.	186,800	6,599,644
TOTAL MEDIA		$8,447,584

METALS & MINING – 7.3%
AngloGold Ashanti Ltd. ADR	124,299	5,203,156
Barrick Gold Corp.	154,300	6,719,765
TOTAL METALS & MINING		$11,922,921

Description	Number of Shares	Value

MISCELLANEOUS MANUFACTURING – 1.9%
Ingersoll-Rand PLC	86,600	$3,202,468

OFFICE/BUSINESS EQUIPMENT – 2.8%
Pitney Bowes, Inc.	179,100	4,549,140

OIL & GAS – 15.3%
Apache Corp.	67,100	6,828,096
Canadian Natural Resources Ltd.	47,300	3,639,262
ConocoPhillips	31,160	1,844,360
Hess Corp.	38,700	2,459,385
Noble Energy, Inc.	60,700	4,637,480
Occidental Petroleum Corp.	39,200	3,475,472
Talisman Energy, Inc.	133,300	2,271,432
TOTAL OIL & GAS		$25,155,487

OIL & GAS SERVICES – 1.4%
Halliburton Co.	76,100	2,332,465

PHARMACEUTICALS – 8.0%
Merck & Co., Inc.	121,800	4,267,872
Pfizer, Inc.	302,000	5,049,440
*Sanofi-Aventis SA ADR	110,000	3,752,100
TOTAL PHARMACEUTICALS		$13,069,412

RETAIL – 1.7%
CVS Caremark Corp.	74,000	2,732,820

SOFTWARE – 6.2%
CA, Inc.	331,200	7,554,672
Microsoft Corp.	86,200	2,632,548
TOTAL SOFTWARE		$10,187,220

TELECOMMUNICATIONS – 6.9%
AT&T, Inc.	87,200	2,272,432
*Motorola, Inc.	964,300	6,817,601
Verizon Communications, Inc.	79,500	2,296,755
TOTAL TELECOMMUNICATIONS		$11,386,788

TOBACCO – 2.3%
Philip Morris International, Inc.	77,400	3,798,792

TRANSPORTATION – 1.5%
Union Pacific Corp.	32,600	2,466,516
TOTAL COMMON STOCKS (Cost $149,634,076)		$159,799,173

(MTB Large Cap Value Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	109

MTB Large Cap Value Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 2.5%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	4,075,984	$4,075,984
TOTAL MONEY MARKET FUND (COST $4,075,984)		$4,075,984
TOTAL INVESTMENTS – 100.0% (COST $153,710,060)		$163,875,157
OTHER ASSETS LESS LIABILITIES – 0.0%**		31,037
TOTAL NET ASSETS – 100.0%		$163,906,194

Cost of investments for Federal income tax purposes is $154,847,877. The net unrealized appreciation of investments was $9,027,280. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $25,359,821 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,332,541.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$159,799,173	$—	$—	$159,799,173
Money Market Fund	4,075,984	—	—	4,075,984

Total	$163,875,157	$—	$—	$163,875,157

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

110

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Computers	11.6%
Retail	6.9%
Telecommunications	6.4%
Pharmaceuticals	5.9%
Semiconductors	5.7%
Miscellaneous Manufacturing	5.0%
Software	4.9%
Biotechnology	4.7%
Internet	3.9%
Machinery	3.7%
Beverages	3.4%
Diversified Financial Services	3.2%
Oil & Gas Services	3.1%
Cosmetics/Personal Care	3.0%
Chemicals	2.8%
Oil & Gas	2.6%
Media	2.3%
Healthcare-Products	2.3%
Iron/Steel	2.0%
Lodging	2.0%
Tobacco	1.6%
Aerospace & Defense	1.5%
Banks	1.5%
Home Builders	1.4%
Insurance	1.3%
Engineering & Construction	1.1%
Real Estate Investment Trusts (REIT)	1.1%
Healthcare Providers & Services	1.1%
Air Freight & Logistics	1.1%
Metal Fabricate/Hardware	1.0%
Commercial Services	0.9%
Electronics	0.5%
Apparel	0.5%
Cash Equivalents[1]	1.6%
Other Assets and Liabilities – Net[2]	(1.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	111

MTB Large Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

COMMON STOCKS – 100.0%

AEROSPACE & DEFENSE – 1.5%
Boeing Co.	30,900	$2,238,087

AIR FREIGHT & LOGISTICS – 1.1%
FedEx Corp.	17,600	1,584,176

APPAREL – 0.5%
NIKE, Inc.	9,400	713,554

BANKS – 1.5%
Bank of America Corp.	124,500	2,219,835

BEVERAGES – 3.4%
Coca-Cola Co.	44,200	2,362,490
PepsiCo, Inc.	38,500	2,510,970
TOTAL BEVERAGES		$4,873,460

BIOTECHNOLOGY – 4.7%
*Amgen, Inc.	16,300	934,968
*Celgene Corp.	22,900	1,418,655
*Gilead Sciences, Inc.	52,200	2,070,774
*Human Genome Sciences, Inc.	57,800	1,600,482
*Incyte Corp. Ltd.	51,300	688,446
TOTAL BIOTECHNOLOGY		$6,713,325

CHEMICALS – 2.8%
Air Products & Chemicals, Inc.	15,000	1,151,700
Dow Chemical Co.	38,000	1,171,540
Monsanto Co.	11,500	725,190
Potash Corp. of Saskatchewan, Inc.	9,200	1,016,600
TOTAL CHEMICALS		$4,065,030

COMMERCIAL SERVICES – 0.9%
Mastercard, Inc.	5,300	1,314,612

COMPUTERS – 11.6%
*Apple, Inc.	22,400	5,849,088
Hewlett-Packard Co.	63,700	3,310,489
International Business Machines Corp.	27,500	3,547,500
12,*Palm, Inc.	105,600	612,480
*Research In Motion Ltd.	22,300	1,614,520
12,*STEC, Inc.	61,500	854,235
*Western Digital Corp.	24,400	1,002,596
TOTAL COMPUTERS		$16,790,908

COSMETICS/PERSONAL CARE – 3.0%
Avon Products, Inc.	45,900	1,483,947
Procter & Gamble Co.	45,300	2,815,848
TOTAL COSMETICS/PERSONAL CARE		$4,299,795

Description	Number of Shares	Value

DIVERSIFIED FINANCIAL SERVICES – 3.2%
Goldman Sachs Group, Inc.	10,400	$1,510,080
Janus Capital Group, Inc.	111,200	1,565,696
T Rowe Price Group, Inc.	25,700	1,478,007
TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,553,783

ELECTRONICS – 0.5%
*Flextronics International Ltd.	94,900	735,475

ENGINEERING & CONSTRUCTION – 1.1%
*McDermott International, Inc.	60,800	1,666,528

HEALTHCARE PROVIDERS & SERVICES – 1.1%
UnitedHealth Group, Inc.	53,500	1,621,585

HEALTHCARE-PRODUCTS – 2.3%
Johnson & Johnson	35,500	2,282,650
Medtronic, Inc.	22,500	983,025
TOTAL HEALTHCARE-PRODUCTS		$3,265,675

HOME BUILDERS – 1.4%
Dr Horton, Inc.	140,700	2,066,883

INSURANCE – 1.3%
MetLife, Inc.	40,500	1,845,990

INTERNET – 3.9%
*Amazon.com, Inc.	8,400	1,151,304
*Google, Inc.	5,400	2,837,376
*Yahoo!, Inc.	97,400	1,610,022
TOTAL INTERNET		$5,598,702

IRON/STEEL – 2.0%
Cliffs Natural Resources, Inc.	21,100	1,319,383
United States Steel Corp.	28,500	1,557,810
TOTAL IRON/STEEL		$2,877,193

LODGING – 2.0%
Starwood Hotels & Resorts Worldwide, Inc.	52,000	2,834,520

MACHINERY – 3.7%
Cummins, Inc.	19,200	1,386,816
Deere & Co.	37,000	2,213,340
Manitowoc Co., Inc.	120,900	1,693,809
TOTAL MACHINERY		$5,293,965

MEDIA – 2.3%
CBS Corp., Non-Voting	104,200	1,689,082
Walt Disney Co.	44,500	1,639,380
TOTAL MEDIA		$3,328,462

(MTB Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

112	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund (continued)

Description	Number of Shares	Value

METAL FABRICATE/HARDWARE – 1.0%
Precision Castparts Corp.	11,100	$1,424,574

MISCELLANEOUS MANUFACTURING – 5.0%
Danaher Corp.	23,600	1,989,008
General Electric Co.	165,000	3,111,900
Parker Hannifin Corp.	30,000	2,075,400
TOTAL MISCELLANEOUS MANUFACTURING		$7,176,308

OIL & GAS – 2.6%
Exxon Mobil Corp.	29,900	2,028,715
*Southwestern Energy Co.	42,200	1,674,496
TOTAL OIL & GAS		$3,703,211

OIL & GAS SERVICES – 3.1%
National Oilwell Varco, Inc.	28,100	1,237,243
Schlumberger Ltd.	13,300	949,886
*Weatherford International Ltd.	125,100	2,265,561
TOTAL OIL & GAS SERVICES		$4,452,690

PHARMACEUTICALS – 5.9%
Abbott Laboratories	32,700	1,672,932
*Auxilium Pharmaceuticals, Inc.	62,800	2,235,680
*Medco Health Solutions, Inc.	28,100	1,655,652
Merck & Co., Inc.	84,100	2,946,864
TOTAL PHARMACEUTICALS		$8,511,128

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.1%
*CB Richard Ellis Group, Inc.	95,900	1,660,988

RETAIL – 6.9%
Home Depot, Inc.	47,900	1,688,475
12,*Lululemon Athletica, Inc.	27,000	1,015,740
McDonald’s Corp.	24,400	$1,722,396
Nordstrom, Inc.	29,700	1,227,501
Walgreen Co.	41,100	1,444,665
Wal-Mart Stores, Inc.	52,600	2,821,990
TOTAL RETAIL		$9,920,767

SEMICONDUCTORS – 5.7%
*Advanced Micro Devices, Inc.	366,000	3,315,960
Intel Corp.	68,900	1,572,987
*Marvell Technology Group Ltd.	70,000	1,445,500
*Veeco Instruments, Inc.	41,600	1,829,984
TOTAL SEMICONDUCTORS		$8,164,431

Description	Number of Shares	Value

SOFTWARE – 4.9%
Microsoft Corp.	179,400	5,478,876
Oracle Corp.	62,000	1,602,080
TOTAL SOFTWARE		$7,080,956

TELECOMMUNICATIONS – 6.4%
*Ciena Corp.	82,500	1,525,425
*Cisco Systems, Inc.	149,700	4,029,924
Corning, Inc.	71,200	1,370,600
QUALCOMM, Inc.	59,200	2,293,408
TOTAL TELECOMMUNICATIONS		$9,219,357

TOBACCO – 1.6%
Philip Morris International, Inc.	47,800	2,346,024
TOTAL COMMON STOCKS (COST $111,585,562)		$144,161,977
TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $111,585,562)		$144,161,977

		Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.6% (13)

REPURCHASE AGREEMENTS – 1.6%
Interest in $908,000 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $908,015 on 5/03/10. The market value of the underlying securities at the end of the period was $926,160.		908,000
Interest in $1,404,000 repurchase agreement 0.21%, dated 4/30/10 under which Mizuho Securities, Inc., will repurchase U.S. Government securities with various maturities from 7/15/39 to 3/25/45 for $1,404,025 on 5/03/10. The market value of the underlying securities at the end of the period was $1,432,080.		1,404,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $2,312,000)		$2,312,000
TOTAL INVESTMENTS – 101.6% (COST $113,897,562)		$146,473,977
OTHER LIABILITIES LESS ASSETS – (1.6%)		(2,353,957)

TOTAL NET ASSETS – 100.0%		$144,120,020

(MTB Large Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	113

MTB Large Cap Growth Fund (concluded)

Cost of investments for Federal income tax purposes is $112,860,913. The net unrealized appreciation of investments was $31,301,064. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $34,255,668 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,954,604.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$144,161,977	$—	$—	$144,161,977
Repurchase Agreements	—	2,312,000	—	2,312,000

Total	$144,161,977	$2,312,000	$—	$146,473,977

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

114

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Growth Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

STOCKS	Percentage of Total Net Assets
Retail	14.0%
Semiconductors	6.9%
Pharmaceuticals	6.5%
Software	6.5%
Diversified Financial Services	5.9%
Machinery	5.1%
Healthcare-Products	4.6%
Oil & Gas	4.6%
Commercial Services	4.0%
Internet	3.9%
Oil & Gas Services	3.1%
Transportation	2.7%
Telecommunications	2.6%
Electronics	2.4%
Distribution/Wholesale	2.4%
Computers	2.3%
Engineering & Construction	2.2%
Chemicals	2.0%
Apparel	1.9%
Metal Fabricate/Hardware	1.8%
Real Estate Investment Trusts (REIT)	1.6%
Household Products	1.5%
Media	1.5%
Coal	1.4%
Packaging & Containers	1.3%
Biotechnology	1.2%
Iron/Steel	1.2%
Environmental Control	1.1%
Banks	1.1%
Auto Parts & Equipment	1.1%
Miscellaneous Manufacturing	1.0%
Aerospace & Defense	0.4%
Lodging	0.1%
Hand/Machine Tools	0.0%[3]
Cash Equivalents[1]	4.7%
Other Assets and Liabilities – Net[2]	(4.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

(MTB Mid Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	115

MTB Mid Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

COMMON STOCKS – 99.9%

AEROSPACE & DEFENSE – 0.4%
Goodrich Corp.	10,900	$808,562

APPAREL – 1.9%
Coach, Inc.	84,700	3,536,225

AUTO PARTS & EQUIPMENT – 1.1%
*BorgWarner, Inc.	47,251	2,047,858

BANKS – 1.1%
*Texas Capital Bancshares, Inc.	104,200	2,073,580

BIOTECHNOLOGY – 1.2%
*Alexion Pharmaceuticals, Inc.	300	16,464
*Human Genome Sciences, Inc.	5,425	150,218
*Life Technologies Corp.	39,116	2,140,037
TOTAL BIOTECHNOLOGY		$2,306,719

CHEMICALS – 2.0%
Monsanto Co.	24,350	1,535,511
Mosaic Co.	39,100	1,999,574
Praxair, Inc.	1,100	92,147
*Solutia, Inc.	1,700	29,920
TOTAL CHEMICALS		$3,657,152

COAL – 1.4%
Peabody Energy Corp.	53,600	2,504,192

COMMERCIAL SERVICES – 4.0%
Global Payments, Inc.	65,325	2,796,563
*ITT Educational Services, Inc.	20,200	2,042,826
*Quanta Services, Inc.	72,800	1,465,464
[12]Ritchie Bros Auctioneers, Inc.	49,700	1,162,980
TOTAL COMMERCIAL SERVICES		$7,467,833

COMPUTERS – 2.3%
12,*STEC, Inc.	3,100	43,059
*Stratasys, Inc.	64,500	1,537,680
*Western Digital Corp.	65,800	2,703,722
TOTAL COMPUTERS		$4,284,461

DISTRIBUTION/WHOLESALE – 2.4%
Fastenal Co.	33,500	1,832,115
*LKQ Corp.	121,700	2,563,002
TOTAL DISTRIBUTION/WHOLESALE		$4,395,117

DIVERSIFIED FINANCIAL SERVICES – 5.9%
*Affiliated Managers Group, Inc.	625	52,612
*IntercontinentalExchange, Inc.	26,068	3,040,311
Janus Capital Group, Inc.	197,525	2,781,152

Description	Number of Shares	Value

Raymond James Financial, Inc.	103,800	$3,180,432
T Rowe Price Group, Inc.	32,700	1,880,577
TOTAL DIVERSIFIED FINANCIAL SERVICES		$10,935,084

ELECTRONICS – 2.4%
*Dolby Laboratories, Inc.	33,300	2,288,376
*Flextronics International Ltd.	14,500	112,375
*FLIR Systems, Inc.	64,800	1,982,232
Woodward Governor Co.	975	31,249
TOTAL ELECTRONICS		$4,414,232

ENGINEERING & CONSTRUCTION – 2.2%
*Foster Wheeler AG	58,025	1,739,590
*McDermott International, Inc.	88,206	2,417,726
TOTAL ENGINEERING & CONSTRUCTION		$4,157,316

ENVIRONMENTAL CONTROL – 1.1%
*Waste Connections, Inc.	59,297	2,122,240

HAND/MACHINE TOOLS – 0.0%**
Kennametal, Inc.	875	28,752

HEALTHCARE-PRODUCTS – 4.6%
*Hologic, Inc.	103,716	1,853,405
*Intuitive Surgical, Inc.	6,304	2,272,970
*Inverness Medical Innovations, Inc.	56,950	2,265,471
12,*ResMed, Inc.	32,600	2,230,818
TOTAL HEALTHCARE-PRODUCTS		$8,622,664

HOUSEHOLD PRODUCTS – 1.5%
Church & Dwight Co., Inc.	40,900	2,832,325

INTERNET – 3.9%
*F5 Networks, Inc.	34,600	2,367,678
*McAfee, Inc.	87,400	3,037,150
*Sourcefire, Inc.	82,625	1,848,321
TOTAL INTERNET		$7,253,149

IRON/STEEL – 1.2%
Cliffs Natural Resources, Inc.	4,150	259,499
Steel Dynamics, Inc.	129,500	2,034,445
TOTAL IRON/STEEL		$2,293,944

LODGING – 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	3,000	163,530

MACHINERY – 5.1%
Bucyrus International, Inc.	365	22,999
Cummins, Inc.	45,500	3,286,465
Graco, Inc.	41,361	1,434,399
Joy Global, Inc.	42,000	2,386,020

(MTB Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

116	PORTFOLIOS OF INVESTMENTS

MTB Mid Cap Growth Fund (continued)

Description	Number of Shares	Value
Manitowoc Co., Inc.	7,600	106,476
Rockwell Automation, Inc.	37,750	2,292,180

Wabtec Corp.	575	$27,359
TOTAL MACHINERY		$9,555,898

MEDIA – 1.5%
CBS Corp., Non-Voting	172,900	2,802,709

METAL FABRICATE/HARDWARE – 1.8%
Precision Castparts Corp.	25,310	3,248,285

MISCELLANEOUS MANUFACTURING – 1.0%
Danaher Corp.	1,600	134,848
Harsco Corp.	56,794	1,758,342
TOTAL MISCELLANEOUS MANUFACTURING		$1,893,190

OIL & GAS – 4.6%
Cabot Oil & Gas Corp.	67,900	2,453,227
Noble Energy, Inc.	41,935	3,203,834
*Southwestern Energy Co.	70,654	2,803,551
TOTAL OIL & GAS		$8,460,612

OIL & GAS SERVICES – 3.1%
*Cameron International Corp.	43,700	1,724,402
*FMC Technologies, Inc.	35,500	2,402,995
National Oilwell Varco, Inc.	36,800	1,620,304
TOTAL OIL & GAS SERVICES		$5,747,701

PACKAGING & CONTAINERS – 1.3%
*Crown Holdings, Inc.	89,900	2,337,400

PHARMACEUTICALS – 6.5%
Allergan, Inc.	26,700	1,700,523
*Auxilium Pharmaceuticals, Inc.	62,375	2,220,550
*Cephalon, Inc.	800	51,360
*Express Scripts, Inc.	20,626	2,065,281
Herbalife Ltd.	42,200	2,036,150
*MAP Pharmaceuticals, Inc.	87,200	1,566,112
[12]Perrigo Co.	41,324	2,522,004
TOTAL PHARMACEUTICALS		$12,161,980

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.6%
*CB Richard Ellis Group, Inc.	172,500	2,987,700

RETAIL – 14.0%
Brinker International, Inc.	87,500	1,620,500
12,*DineEquity, Inc.	62,375	2,565,484
*GameStop Corp.	133,444	3,244,023
12,*Lululemon Athletica, Inc.	71,200	2,678,544
Nordstrom, Inc.	2,500	103,325
*Panera Bread Co.	30,000	2,338,200
Phillips-Van Heusen Corp.	52,700	3,320,627

Description	Number of Shares	Value
Ross Stores, Inc.	45,850	2,567,600
Tiffany & Co.	33,100	1,604,688

TJX Cos., Inc.	58,870	$2,728,036
*Urban Outfitters, Inc.	89,325	3,350,581
TOTAL RETAIL		$26,121,608

SEMICONDUCTORS – 6.9%
*Advanced Micro Devices, Inc.	19,975	180,974
Altera Corp.	107,600	2,728,736
Analog Devices, Inc.	4,000	119,720
*Atmel Corp.	261,200	1,420,928
Broadcom Corp.	50,300	1,734,847
*Lam Research Corp.	71,700	2,907,435
*MKS Instruments, Inc.	64,500	1,462,860
*PMC – Sierra, Inc.	256,700	2,271,795
*Veeco Instruments, Inc.	2,275	100,077
TOTAL SEMICONDUCTORS		$12,927,372

SOFTWARE – 6.5%
*Allscripts-Misys Healthcare Solutions, Inc.	92,600	1,867,742
*ANSYS, Inc.	79,032	3,556,440
*Autodesk, Inc.	60,357	2,052,742
*Cerner Corp.	22,263	1,890,351
*Salesforce.Com, Inc.	15,600	1,335,360
*Solarwinds, Inc.	70,500	1,308,480
TOTAL SOFTWARE		$12,011,115

TELECOMMUNICATIONS – 2.6%
ADTRAN, Inc.	69,525	1,861,184
*Atheros Communications, Inc.	925	35,927
Harris Corp.	17,461	898,893
Plantronics, Inc.	575	19,090
*RF Micro Devices, Inc.	351,300	1,974,306
TOTAL TELECOMMUNICATIONS		$4,789,400

TRANSPORTATION – 2.7%
CH Robinson Worldwide, Inc.	41,942	2,529,103
Expeditors International of Washington, Inc.	60,138	2,450,022
TOTAL TRANSPORTATION		$4,979,125
TOTAL COMMON STOCKS (Cost $136,436,406)		$185,929,030

WARRANT – 0.0%**

BANKS – 0.0%**
11,*Washington Mutual, Inc.	9,300	$3,999
TOTAL WARRANT (Cost $0)		$3,999

MONEY MARKET FUNDS – 0.6%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.09%	158,263	158,263

(MTB Mid Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	117

MTB Mid Cap Growth Fund (concluded)

Description	Number of Shares	Value

[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	930,668	$930,668
TOTAL MONEY MARKET FUNDS (COST $1,088,931)		$1,088,931
TOTAL INVESTMENTS IN SECURITIES – 100.5% (COST $137,525,337)		$187,021,960

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.1% (13)

REPURCHASE AGREEMENTS – 4.1%
Interest in $5,079,000 repurchase agreement 0.21%, dated 4/30/10 under which Mizuho Securities, Inc., will repurchase U.S. Government securities with various maturities from 10/20/30 to 03/25/45 for $5,079,089 on 5/03/10. The market value of the underlying securities at the end of the period was $5,180,580.		$5,079,000
Interest in $2,649,000 repurchase agreement 0.20%, dated 4/30/10 under which RBS Securities, Inc., will repurchase U.S. Government securities with various maturities from 6/02/10 to 4/15/30 for $2,649,044 on 5/03/10. The market value of the underlying securities at the end of the period was $2,701,989.		2,649,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $7,728,000)		$7,728,000
TOTAL INVESTMENTS – 104.6% (COST $145,253,337)		$194,749,960
OTHER LIABILITIES LESS ASSETS – (4.6%)		(8,609,877)
TOTAL NET ASSETS – 100.0%		$186,140,083

Cost of investments for Federal income tax purposes is $139,909,689. The net unrealized appreciation of investments was $47,112,271. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $49,802,882 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,690,611.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$185,929,030	$—	$—	$185,929,030
Warrants	3,999	—	—	3,999
Money Market Funds	1,088,931	—	—	1,088,931
Repurchase Agreements	—	7,728,000	—	7,728,000

Total	$187,021,960	$7,728,000	$—	$194,749,960

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

118

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Growth Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Retail	7.2%
Pharmaceuticals	6.1%
Semiconductors	5.7%
Software	5.6%
Telecommunications	5.6%
Banks	4.8%
Healthcare-Products	4.6%
Biotechnology	4.5%
Internet	3.6%
Commercial Services	3.6%
Oil & Gas Services	3.3%
Diversified Financial Services	3.1%
Computers	2.9%
Engineering & Construction	2.9%
Iron/Steel	2.6%
Healthcare Providers & Services	2.5%
Apparel	2.3%
Miscellaneous Manufacturing	1.9%
Machinery	1.9%
Transportation	1.8%
Oil & Gas	1.8%
Electronics	1.7%
Metals & Mining	1.5%
Home Furnishings	1.5%
Chemicals	1.4%
Metal Fabricate/Hardware	1.4%
Real Estate Investment Trusts (REIT)	1.4%
Machinery-Diversified	1.3%
Hand/Machine Tools	1.2%
Home Builders	1.1%
Auto Parts & Equipment	1.0%
Entertainment	1.0%
Airlines	1.0%
Aerospace & Defense	1.0%
Household Products	0.9%
Packaging & Containers	0.8%
Coal	0.7%
Energy-Alternate Sources	0.7%
Media	0.7%
Environmental Control	0.5%

(MTB Small Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	119

MTB Small Cap Growth Fund (continued)

Stocks	Percentage of Total Net Assets
Real Estate Investment Trusts	0.4%
Leisure Time	0.3%
Cash Equivalents[1]	7.9%
Other Assets and Liabilities – Net[2]	(7.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

COMMON STOCKS – 99.8%

AEROSPACE & DEFENSE – 1.0%
Triumph Group, Inc.	22,000	$1,706,320

AIRLINES – 1.0%
12,*UAL Corp.	81,500	1,758,770

APPAREL – 2.3%
*G-III Apparel Group Ltd.	42,000	1,201,200
*Iconix Brand Group, Inc.	76,000	1,311,760
*Maidenform Brands, Inc.	38,000	867,160
12,*Skechers U.S.A., Inc.	17,500	671,125
TOTAL APPAREL		$4,051,245

AUTO PARTS & EQUIPMENT – 1.0%
PEP Boys-Manny Moe & Jack	57,000	714,210
*Wabco Holdings, Inc.	33,000	1,095,270
TOTAL AUTO PARTS & EQUIPMENT		$1,809,480

BANKS – 4.8%
First Midwest Bancorp, Inc.	93,000	1,413,600
*Popular, Inc.	462,000	1,820,280
[12]Renasant Corp.	44,500	735,585
[12]Synovus Financial Corp.	544,500	1,638,945
*Texas Capital Bancshares, Inc.	48,000	955,200
Washington Federal, Inc.	20,000	411,400
[12]Zions Bancorporation	46,500	1,335,945
TOTAL BANKS		$8,310,955

BIOTECHNOLOGY – 4.5%
*Alexion Pharmaceuticals, Inc.	24,500	1,344,560
12,*Dendreon Corp.	28,000	1,518,160
*Human Genome Sciences, Inc.	81,500	2,256,735
12,*Incyte Corp. Ltd.	69,000	925,980
*InterMune, Inc.	24,000	1,021,440
*RTI Biologics, Inc.	189,000	723,870
TOTAL BIOTECHNOLOGY		$7,790,745

Description	Number of Shares	Value

CHEMICALS – 1.4%
*Rockwood Holdings, Inc.	41,500	$1,242,510
*Solutia, Inc.	72,000	1,267,200
TOTAL CHEMICALS		$2,509,710

COAL – 0.7%
*Alpha Natural Resources, Inc.	27,500	1,294,700

COMMERCIAL SERVICES – 3.6%
12,*Avis Budget Group, Inc.	108,000	1,632,960
*Kforce, Inc.	43,200	600,048
*Parexel International Corp.	37,000	872,460
*SuccessFactors, Inc.	44,500	931,385
*Trueblue, Inc.	80,500	1,271,095
*Wright Express Corp.	27,000	917,190
TOTAL COMMERCIAL SERVICES		$6,225,138

COMPUTERS – 2.9%
*Radiant Systems, Inc.	94,500	1,329,615
*Riverbed Technology, Inc.	24,500	759,255
*Silicon Graphics International Corp.	93,500	924,715
*Smart Modular Technologies WWH, Inc.	176,000	1,235,520
*SRA International, Inc.	35,000	807,800
TOTAL COMPUTERS		$5,056,905

DIVERSIFIED FINANCIAL SERVICES – 3.1%
*Affiliated Managers Group, Inc.	17,000	1,431,060
[12]Evercore Partners, Inc.	62,300	2,232,832
Och-Ziff Capital Management Group LLC	100,000	1,752,000
TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,415,892

ELECTRONICS – 1.7%
*Sanmina-SCI Corp.	61,000	1,087,630
Woodward Governor Co.	57,000	1,826,850
TOTAL ELECTRONICS		$2,914,480

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

120	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Value

ENERGY-ALTERNATE SOURCES – 0.7%
12,*Clean Energy Fuels Corp.	73,000	1,286,260

ENGINEERING & CONSTRUCTION – 2.9%
*Foster Wheeler AG	55,500	$1,663,890
KBR, Inc.	44,500	982,560
*McDermott International, Inc.	39,000	1,068,990
*MYR Group, Inc.	69,000	1,237,170
TOTAL ENGINEERING & CONSTRUCTION		$4,952,610

ENTERTAINMENT – 1.0%
*Carmike Cinemas, Inc.	61,900	1,038,682
[12]Cinemark Holdings, Inc.	40,000	730,400
TOTAL ENTERTAINMENT		$1,769,082

ENVIRONMENTAL CONTROL – 0.5%
*Metalico, Inc.	131,500	867,900

HAND/MACHINE TOOLS – 1.2%
[12]Kennametal, Inc.	65,000	2,135,900

HEALTHCARE PROVIDERS & SERVICES – 2.5%
*AMERIGROUP Corp.	32,500	1,177,800
*Genoptix, Inc.	45,000	1,741,050
*Healthsouth Corp.	68,500	1,401,510
TOTAL HEALTHCARE PROVIDERS & SERVICES		$4,320,360

HEALTHCARE-PRODUCTS – 4.6%
12,*Delcath Systems, Inc.	53,000	811,960
12,*Insulet Corp.	69,000	952,200
12,*MAKO Surgical Corp.	50,200	704,306
12,*ResMed, Inc.	11,000	752,730
*Sirona Dental Systems, Inc.	40,500	1,688,445
*SonoSite, Inc.	31,500	1,055,880
*Thoratec Corp.	26,000	1,159,340
*Volcano Corp.	34,500	828,690
TOTAL HEALTHCARE-PRODUCTS		$7,953,551

HOME BUILDERS – 1.1%
Lennar Corp.	95,000	1,890,500

HOME FURNISHINGS – 1.5%
12,*Tempur-Pedic International, Inc.	42,000	1,415,400
*TiVo, Inc.	69,000	1,208,880
TOTAL HOME FURNISHINGS		$2,624,280

HOUSEHOLD PRODUCTS – 0.9%
Tupperware Brands Corp.	30,000	1,532,100

INTERNET – 3.6%
*Blue Coat Systems, Inc.	50,500	1,642,765
12,*Constant Contact, Inc.	36,000	919,800
*Dice Holdings, Inc.	78,500	680,595
*GSI Commerce, Inc.	45,000	1,226,250
*Sourcefire, Inc.	70,000	1,565,900

Description	Number of Shares	Value

12,*Travelzoo, Inc.	11,100	$221,334
TOTAL INTERNET		$6,256,644

IRON/STEEL – 2.6%
Carpenter Technology Corp.	22,000	863,940
Cliffs Natural Resources, Inc.	32,000	2,000,960
United States Steel Corp.	30,300	1,656,198
TOTAL IRON/STEEL		$4,521,098

LEISURE TIME – 0.3%
12,*Life Time Fitness, Inc.	14,000	514,640

MACHINERY – 1.9%
Bucyrus International, Inc.	25,000	1,575,250
Joy Global, Inc.	29,000	1,647,490
TOTAL MACHINERY		$3,222,740

MACHINERY-DIVERSIFIED – 1.3%
Gardner Denver, Inc.	43,500	2,187,615

MEDIA – 0.7%
*Dg Fastchannel, Inc.	35,000	1,231,300

METAL FABRICATE/HARDWARE – 1.4%
Haynes International, Inc.	27,000	969,570
*Ladish Co., Inc.	55,500	1,525,695
TOTAL METAL FABRICATE/HARDWARE		$2,495,265

METALS & MINING – 1.5%
*Eldorado Gold Corp.	60,000	916,800
*Silver Wheaton Corp.	89,000	1,776,440
TOTAL METALS & MINING		$2,693,240

MISCELLANEOUS MANUFACTURING – 1.9%
Clarcor, Inc.	43,000	1,626,260
*Hexcel Corp.	60,000	972,000
Koppers Holdings, Inc.	26,000	732,420
TOTAL MISCELLANEOUS MANUFACTURING		$3,330,680

OIL & GAS – 1.8%
Frontier Oil Corp.	85,000	1,292,000
*Whiting Petroleum Corp.	20,200	1,824,666
TOTAL OIL & GAS		$3,116,666

OIL & GAS SERVICES – 3.3%
Calfrac Well Services Ltd.	37,000	787,133
*Complete Production Services, Inc.	69,000	1,041,210
*ION Geophysical Corp.	140,000	841,400
*Key Energy Services, Inc.	86,000	933,960
*North American Energy Partners, Inc.	112,000	1,263,360
*Superior Well Services, Inc.	58,000	841,000
TOTAL OIL & GAS SERVICES		$5,708,063

(MTB Small Cap Growth Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	121

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Value

PACKAGING & CONTAINERS – 0.8%
Greif, Inc.	22,500	$1,331,550

PHARMACEUTICALS – 6.1%
*Auxilium Pharmaceuticals, Inc.	65,500	2,331,800
12,*BioScrip, Inc.	100,000	894,000
*Catalyst Health Solutions, Inc.	23,500	994,285
*MAP Pharmaceuticals, Inc.	127,900	2,297,084
*Salix Pharmaceuticals Ltd.	44,000	1,768,800
*Savient Pharmaceuticals, Inc.	99,000	1,435,500
*United Therapeutics Corp.	14,500	824,905
TOTAL PHARMACEUTICALS		$10,546,374

REAL ESTATE INVESTMENT TRUSTS – 0.4%
Tanger Factory Outlet Centers	18,500	769,600

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.4%
*CB Richard Ellis Group, Inc.	143,000	2,476,760

RETAIL – 7.2%
Chico’s FAS, Inc.	34,000	506,260
*DineEquity, Inc.	34,000	1,398,420
Finish Line, Inc. (The)	56,000	902,160
*hhgregg, Inc.	46,500	1,331,295
*J Crew Group, Inc.	28,000	1,301,160
12,*Lululemon Athletica, Inc.	36,500	1,373,130
MSC Industrial Direct Co.	14,800	806,452
*OfficeMax, Inc.	32,500	617,500
*Panera Bread Co.	11,000	857,340
Phillips-Van Heusen Corp.	24,500	1,543,745
*Pier 1 Imports, Inc.	81,000	670,680
*Ruth’s Hospitality Group, Inc.	130,000	705,900
*Ulta Salon Cosmetics & Fragrance, Inc.	23,000	531,760
TOTAL RETAIL		$12,545,802

SEMICONDUCTORS – 5.7%
*Advanced Micro Devices, Inc.	171,500	1,553,790
12,*Applied Micro Circuits Corp.	138,000	1,556,640
*Emulex Corp.	66,000	775,500
*Entegris, Inc.	271,200	1,678,728
*Mattson Technology, Inc.	160,000	720,000
*Mindspeed Technologies, Inc.	157,000	1,574,710
*Skyworks Solutions, Inc.	46,000	774,640
12,*Veeco Instruments, Inc.	30,000	1,319,700
TOTAL SEMICONDUCTORS		$9,953,708

SOFTWARE – 5.6%
*Eclipsys Corp.	49,500	1,023,660
*Informatica Corp.	75,000	1,875,750

Description	Number of Shares	Value

*MedAssets, Inc.	51,500	$1,175,745
Opnet Technologies, Inc.	62,600	1,005,356
*Parametric Technology Corp.	46,000	855,140
*Progress Software Corp.	29,000	935,250
[12], *RightNow Technologies, Inc.	99,000	1,623,600
Solera Holdings, Inc.	33,500	1,302,145
TOTAL SOFTWARE		$9,796,646

TELECOMMUNICATIONS – 5.6%
*Aruba Networks, Inc.	87,000	1,092,720
*Atheros Communications, Inc.	26,000	1,009,840
*Ciena Corp.	77,000	1,423,730
*Digitalglobe, Inc.	35,600	945,536
*Ixia	98,500	1,009,625
Plantronics, Inc.	38,500	1,278,200
*RF Micro Devices, Inc.	285,000	1,601,700
*SBA Communications Corp.	37,500	1,326,375
TOTAL TELECOMMUNICATIONS		$9,687,726

TRANSPORTATION – 1.8%
*Celadon Group, Inc.	91,000	1,358,630
*Kansas City Southern	44,025	1,785,214
TOTAL TRANSPORTATION		$3,143,844
TOTAL COMMON STOCKS (Cost $143,671,879)		$173,706,844
TOTAL INVESTMENTS IN SECURITIES – 99.8% (COST $143,671,879)		$173,706,844

		Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.9% (13)

REPURCHASE AGREEMENTS – 7.9%
Interest in $5,010,400 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $5,010,484 on 5/03/10. The market value of the underlying securities at the end of the period was $5,110,608.		5,010,400
Interest in $2,463,000 repurchase agreement 0.21%, dated 4/30/10 under which Mizuho Securities, Inc., will repurchase U.S. Government securities with various maturities from 10/20/30 to 3/25/45 for $2,463,043 on 5/03/10. The market value of the underlying securities at the end of the period was $2,512,260.		2,463,000
Interest in $6,341,600 repurchase agreement 0.20%, dated 4/30/10 under which RBS Securities, Inc., will repurchase U.S. Government securities with various maturities from 10/01/28 to 10/01/38 for $6,341,706 on 5/03/10. The market value of the underlying securities at the end of the period was $6,468,470.		6,341,600

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

122	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (concluded)

Description	Number of Shares	Value

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $13,815,000)		$13,815,000
TOTAL INVESTMENTS – 107.7% (COST $157,486,879)		$187,521,844
COLLATERAL FOR SECURITIES ON LOAN – (7.9%)		(13,815,000)
OTHER LIABILITIES LESS ASSETS – 0.2%		349,236
TOTAL NET ASSETS – 100.0%		$174,056,080

Cost of investments for Federal income tax purposes is $144,616,072. The net unrealized appreciation of investments was $29,090,772. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $30,223,976 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,133,204.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3[1]	Total

Investments in Securities
Common Stocks	$173,706,844	$—	$—	$173,706,844
Repurchase Agreements	—	13,815,000	—	13,815,000

Total	$173,706,844	$13,815,000	$—	$187,521,844

[1]	At April 30, 2009, the Fund held warrants that were fair valued at $0 and classified as Level 3 securities. These warrants have since expired and have therefore been removed from Level 3 securities.

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

123

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB International Equity Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Banks	11.0%
Oil & Gas	10.4%
Telecommunications	7.0%
Insurance	6.5%
Metals & Mining	6.2%
Pharmaceuticals	5.4%
Chemicals	5.3%
Diversified Financial Services	4.4%
Food	3.7%
Commercial Services	2.3%
Computers	2.2%
Retail	2.1%
Distribution/Wholesale	2.1%
Electronics	2.0%
Electric	1.9%
Engineering & Construction	1.6%
Software	1.6%
Internet	1.5%
Semiconductors	1.4%
Iron/Steel	1.4%
Healthcare-Products	1.2%
Real Estate Management & Development	1.2%
Aerospace & Defense	1.1%
Beverages	1.0%
Apparel	0.9%
Machinery	0.9%
Water	0.8%
Holding Companies-Divers	0.8%
Media	0.8%
Transportation	0.8%
Cosmetics/Personal Care	0.8%
Tobacco	0.7%
Advertising	0.7%
Household Products	0.7%
Leisure Time	0.7%
Environmental Control	0.6%
Hand/Machine Tools	0.6%
Energy-Alternate Sources	0.5%
Auto Manufacturers	0.4%
Biotechnology	0.4%
Office/Business Equipment	0.4%
Oil & Gas Services	0.3%
Equity Fund	0.3%

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

124

MTB International Equity Fund (continued)

Stocks	Percentage of Total Net Assets
Miscellaneous Manufacturing	0.3%
Auto Parts & Equipment	0.3%
Electrical Components & Equipment	0.2%
Shipbuilding	0.2%
Entertainment	0.1%
Agriculture	0.1%
Investment Companies	0.1%
Building Materials	0.0%[3]
warrants	0.0%[3]
Cash Equivalents[1]	7.6%
Other Assets and Liabilities — Net[2]	(5.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Value

COMMON STOCKS – 95.7%

10AUSTRALIA – 3.6%
BHP Billiton Ltd.	27,380	$1,000,260
Bradken Ltd.	48,000	321,193
CSL Ltd.	28,197	846,105
Downer Edi Ltd.	50,400	325,133
Goodman Fielder Ltd.	209,900	282,242
Macquarie Group Ltd.	15,044	686,317
Metcash Ltd.	90,500	338,382
Rio Tinto Ltd.	37,977	2,470,649
Sigma Pharmaceuticals Ltd.	514,667	211,944
Suncorp-Metway Ltd.	57,500	474,866
Tabcorp Holdings, Ltd.	45,600	288,034
TOTAL AUSTRALIA		$7,245,125

AUSTRIA – 0.1%
Voestalpine AG	4,700	177,435

BELGIUM – 0.8%
[10]Anheuser-Busch InBev NV	14,923	726,114
Delhaize Group SA	3,400	281,852
Fortis (Strip VVPR)	15,244	20
10KBC Groep NV	8,500	384,847
Solvay SA	2,800	266,378
TOTAL BELGIUM		$1,659,211

BRAZIL – 3.4%
[10]Banco do Estado do Rio Grande do Sul	58,300	449,429

Description	Number of Shares	Value

10,*Brasil Telecom SA	3,870	$31,993
12BRF – Brasil Foods SA ADR	104,400	1,393,740
Centrais Eletricas Brasileiras SA ADR	9,400	134,326
[10]Cia de Saneamento Basico do Estado de Sao Paulo	3,100	59,530
[12]Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	141,660
10EDP – Energias do Brasil SA	19,900	381,801
Petroleo Brasileiro SA ADR	45,122	1,914,527
[10]Redecard SA	81,700	1,348,937
Vale SA SP ADR	37,834	1,158,855
TOTAL BRAZIL		$7,014,798

CANADA – 3.6%
Alimentation Couche Tard, Inc.	22,200	414,147
[10]Atco Ltd.	4,300	206,534
10BCE, Inc.	12,810	384,880
[10]Biovail Corp.	26,700	452,885
Cameco Corp.	34,014	837,085
Canadian Imperial Bank of Commerce	4,700	344,981
Empire Co., Ltd.	6,200	323,367
[10]Fairfax Financial Holdings Ltd.	1,000	379,012
[10]Laurentian Bank of Canada	11,300	490,801
Manulife Financial Corp.	47,979	863,142
Metro, Inc.	6,900	304,991
[10]National Bank of Canada	11,500	703,042
*RONA, Inc.	23,600	403,091
[10]Shoppers Drug Mart Corp.	14,766	510,370

(MTB International Equity Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	125

MTB International Equity Fund (continued)

Description	Number of Shares	Value

Suncor Energy, Inc.	22,805	$779,247
TOTAL CANADA		$7,397,575

CHILE – 0.3%
Sociedad Quimica y Minera de Chile SA ADR	15,550	559,800

CHINA – 4.0%
[10,12]Agile Property Holdings Ltd.	736,000	864,290
[10]Bank of China Ltd.	1,367,000	703,244
[10,12]China Communications Construction Co., Ltd.	612,000	575,126
[10]China Merchants Bank Co., Ltd.	236,500	579,929
[10]China Petroleum & Chemical Corp.	674,000	539,085
[10]Chongqing Iron & Steel Co., Ltd.	910,000	264,094
[10]Industrial & Commercial Bank of China	2,608,000	1,913,211
12,*New Oriental Education & Technology Group ADR	9,431	882,459
[10]PetroChina Co., Ltd.	698,000	804,682
[12]PetroChina Co., Ltd. ADR	500	57,565
Tencent Holdings Ltd.	37,300	766,674
[10]Zhejiang Expressway Co., Ltd.	284,000	264,297
TOTAL CHINA		$8,214,656

10DENMARK – 1.0%
*Danske Bank A/S	6,600	171,515
H Lundbeck A/S	18,200	298,012
Novo-Nordisk A/S	8,657	707,081
*Vestas Wind Systems A/S	15,187	926,496
TOTAL DENMARK		$2,103,104

FINLAND – 0.0%**
Rautaruukki OYJ	1,000	21,041

FRANCE – 7.4%
[10,12]AXA SA	51,098	1,015,673
10BNP Paribas	17,047	1,171,661
Casino Guichard Perrachon SA	3,700	327,009
[10]Credit Agricole SA	13,000	185,451
10EDF SA	19,163	1,030,959
[10,12]Iliad SA	8,900	889,015
10LVMH Moet Hennessy Louis Vuitton SA	11,800	1,348,970
[10]Publicis Groupe SA	33,100	1,464,312
[10]Rallye SA	4,600	169,799
10,12,*Sanofi-Aventis SA	13,600	931,239
[10,12]SCOR SE	11,600	273,316
Societe Generale	1,500	79,810
[10]Suez Environnement Co.	67,587	1,466,015
Thales SA	7,200	267,980
[10]Total SA	34,849	1,888,364
Total SA ADR	9,859	536,132
[10]Vinci SA	24,300	1,360,930

Description	Number of Shares	Value

[10,12]Vivendi SA	25,200	$663,255
TOTAL FRANCE		$15,069,890

GERMANY – 5.6%
Adidas AG	15,796	927,552
[10]Aixtron AG	8,855	277,325
*Allianz SE	4,700	539,569
BASF SE	4,900	286,506
[10]Bayer AG	22,491	1,438,980
[10]Deutsche Bank AG	4,900	338,631
[10]Deutsche Boerse AG	29,639	2,308,989
[10]Deutsche Telekom AG	98,900	1,286,011
10E.ON AG	17,600	649,921
[10]Muenchener Rueckversicherungs AG	11,711	1,655,041
RWE AG	4,300	351,859
12SAP AG ADR	6,360	301,782
Thyssenkrupp AG	7,200	235,829
[10]Wacker Chemie AG	6,225	912,959
TOTAL GERMANY		$11,510,954

GREECE – 0.1%
[10]Hellenic Petroleum SA	17,400	187,373

10HONG KONG – 3.2%
BOC Hong Kong Holdings Ltd.	729,000	1,759,868
Esprit Holdings Ltd.	136,271	975,184
Kingboard Chemical Holdings Ltd.	121,000	650,447
LI & Fung Ltd.	198,000	962,132
Sun Hung Kai Properties Ltd.	110,000	1,535,810
VTech Holdings Ltd.	56,000	623,667
TOTAL HONG KONG		$6,507,108

HUNGARY – 0.2%
[10]Egis Gyogyszergyar Nyrt	3,600	376,737

INDIA – 1.4%
HDFC Bank Ltd. ADR	7,000	1,043,840
[10]Niko Resources Ltd.	15,350	1,682,637
Patni Computer Systems Ltd. ADR	7,600	180,424
TOTAL INDIA		$2,906,901

10IRELAND – 0.3%
DCC PLC	13,500	359,733
*Irish Life & Permanent Group Holdings PLC	38,000	153,981
TOTAL IRELAND		$513,714

ISRAEL – 1.1%
[10]Discount Investment Corp.	10,300	236,492
[10]Israel Chemicals Ltd.	101,699	1,215,878
Teva Pharmaceutical Industries Ltd. ADR	12,518	735,182
TOTAL ISRAEL		$2,187,552

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

126	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Value

10ITALY – 0.9%
*Banco Popolare SC	12,600	$80,608
Enel SpA	53,600	279,542
ENI SpA	27,100	607,513
Finmeccanica SpA	7,700	98,519
Milano Assicurazioni SpA	19,800	46,984
Saipem SpA	18,513	694,463
TOTAL ITALY		$1,807,629

JAPAN – 15.9%
Astellas Pharma, Inc.	10,800	379,023
Brother Industries Ltd.	27,900	338,916
Canon, Inc.	16,800	767,003
Central Glass Co., Ltd.	17,000	81,903
Circle K Sunkus Co., Ltd.	11,300	159,724
Cosmo Oil Co., Ltd.	39,000	105,433
Disco Corp.	16,500	1,155,689
Eizo Nanao Corp.	12,300	300,229
Fanuc Ltd.	8,700	1,029,117
Fast Retailing Co., Ltd.	4,500	681,127
Fujitsu Ltd.	208,000	1,472,235
Geo Corp.	30	32,639
Hitachi Capital Corp.	10,200	154,131
Hitachi Metals Ltd.	137,000	1,478,573
ITOCHU Corp.	35,000	304,410
ITOCHU Techno-Solutions Corp.	9,500	359,990
Jupiter Telecommunications Co., Ltd.	104	104,970
10,*JX Holdings, Inc.	58,315	325,300
KDDI Corp.	60	290,895
Keyence Corp.	5,900	1,407,109
Konami Corp.	2,500	48,658
[10]Konica Minolta Holdings, Inc.	20,500	258,060
Kose Corp.	3,400	79,153
[10]Kurita Water Industries Ltd.	43,900	1,265,345
Kyowa Exeo Corp.	2,000	16,456
Marubeni Corp.	65,000	385,102
Ministop Co., Ltd.	9,600	139,393
Miraca Holdings, Inc.	10,100	323,896
Mitsubishi Corp.	6,600	156,616
Mitsui & Co., Ltd.	93,800	1,415,366
Mizuho Financial Group, Inc.	204,000	392,839
NGK Insulators Ltd.	36,000	708,650
Nidec Corp.	12,800	1,326,390
Nihon Kohden Corp.	8,700	166,717
Nippon Telegraph & Telephone Corp.	10,000	405,911
NOF Corp.	80,000	312,028
[10]Nomura Holdings, Inc.	197,100	1,359,631

Description	Number of Shares	Value

NTT DoCoMo, Inc.	1,258	$1,956,801
Rakuten, Inc.	1,900	1,469,610
Sankyu, Inc.	60,000	272,886
Secom Co., Ltd.	27,800	1,202,564
Shin-Etsu Chemical Co., Ltd.	32,200	1,859,363
Shinmaywa Industries Ltd.	24,000	103,982
Sony Financial Holdings, Inc.	250	902,100
Sumitomo Corp.	53,000	641,397
[10]Sumitomo Mitsui Financial Group, Inc.	10,000	329,914
Sumitomo Trust & Banking Co., Ltd.	25,000	151,670
Takeda Pharmaceutical Co., Ltd.	13,100	563,770
Toyo Tire & Rubber Co., Ltd.	69,000	155,749
Toyota Motor Corp.	18,600	718,334
Unicharm Corp.	14,800	1,436,978
Yamada Denki Co., Ltd.	10,340	804,234
Yokohama Rubber Co., Ltd.	19,100	89,654
TOTAL JAPAN		$32,347,633

LUXEMBOURG – 0.5%
Millicom International Cellular SA	11,868	1,047,707

MEXICO – 0.4%
[10]Telefonos de Mexico SAB de CV	142,000	109,104
Wal-Mart de Mexico SAB de CV ADR	28,854	669,791
TOTAL MEXICO		$778,895

NETHERLANDS – 3.1%
10,*Aegon NV	36,800	257,614
[10]Heineken NV	27,000	1,253,295
10,*ING Groep NV	20,500	183,503
[10]Koninklijke DSM NV	11,800	526,041
10,Koninklijke Vopak NV	17,100	1,397,881
[10]Royal Dutch Shell PLC	45,900	1,385,080
Unilever NV	45,200	1,381,352
TOTAL NETHERLANDS		$6,384,766

NORWAY – 1.4%
Statoil ASA	12,070	291,371
10,*Telenor ASA	103,000	1,471,565
[10]Yara International ASA	32,259	1,126,092
TOTAL NORWAY		$2,889,028

10PAPUA NEW GUINEA – 1.4%
Lihir Gold Ltd.	428,300	1,517,325
Oil Search Ltd.	275,515	1,428,374
TOTAL PAPUA NEW GUINEA		$2,945,699

POLAND – 0.1%
[10]Telekomunikacja Polska SA	49,900	272,061

(MTB International Equity Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	127

MTB International Equity Fund (continued)

Description	Number of Shares	Value

10PORTUGAL – 0.2%
Banco Espirito Santo SA	16,030	$76,472
Portugal Telecom SGPS SA	41,200	417,748
TOTAL PORTUGAL		$494,220

RUSSIA – 1.9%
[10]Gazprom OAO ADR	26,939	625,317
[10]Magnitogorsk Iron & Steel Works GDR	50,600	680,820
10,*MMC Norilsk Nickel ADR	32,100	614,310
Mobile Telesystems OJSC ADR	10,000	552,500
*Rosneft Oil Co. GDR	176,500	1,420,825
TOTAL RUSSIA		$3,893,772

10SINGAPORE – 1.8%
DBS Group Holdings Ltd.	145,000	1,606,430
MobileOne Ltd.	126,900	196,235
Olam International Ltd.	748,000	1,409,772
Venture Corp., Ltd.	55,000	393,555
TOTAL SINGAPORE		$3,605,992

10SOUTH AFRICA – 0.6%
Astral Foods Ltd.	16,800	252,494
12MTN Group Ltd.	38,783	570,947
Nedbank Group Ltd.	21,637	389,820
Telkom SA Ltd.	12,300	61,644
TOTAL SOUTH AFRICA		$1,274,905

SOUTH KOREA – 1.8%
[10]Busan Bank	32,200	342,648
[10]Daegu Bank Ltd.	24,300	322,664
[10]Daishin Securities Co., Ltd.	12,200	162,534
[10]Halla Climate Control Corp.	31,600	423,555
[10]Hyundai Mipo Dockyard	2,200	307,465
[10]Korea Exchange Bank	49,200	600,569
KT Corp.	3,100	138,347
[6,7]Samsung Electronics Co., Ltd. GDR	3,062	1,172,751
10SK Telecom Co., Ltd.	1,400	216,044
TOTAL SOUTH KOREA		$3,686,577

SPAIN – 2.2%
Banco Bilbao Vizcaya Argentaria SA	9,348	122,403
[10,12]Banco Santander SA	120,133	1,509,294
[10,12]Grifols SA	92,400	1,163,997
[10]Repsol YPF SA	23,700	556,275
[10,12]Telefonica SA	52,831	1,186,417
TOTAL SPAIN		$4,538,386

SWEDEN – 0.9%
[10]Atlas Copco AB	47,741	775,386
Boliden AB	20,100	279,217
[10]Saab AB	26,100	404,016

Description	Number of Shares	Value

[10]Telefonaktiebolaget LM Ericsson	27,300	$317,452
TOTAL SWEDEN		$1,776,071

SWITZERLAND – 6.2%
10,*ABB Ltd.	30,383	584,716
Baloise-Holding AG	3,500	275,078
10,*Clariant AG	19,000	262,245
10,Credit Suisse Group AG	18,756	858,026
Helvetia Holding AG	800	243,121
[10]Julius Baer Group Ltd.	39,509	1,364,487
12,*Logitech International SA	43,196	707,551
[10]Nestle SA	13,753	671,208
[10]Novartis AG	22,106	1,127,875
Roche Holding AG	5,383	850,154
[10]Swiss Reinsurance Co., Ltd.	7,500	326,948
Swisscom AG	1,800	610,194
[10]Syngenta AG	5,517	1,400,916
10,*UBS AG	87,900	1,358,012
[10]Zurich Financial Services AG	8,849	1,972,928
TOTAL SWITZERLAND		$12,613,459

10TAIWAN – 0.7%
Compal Electronics, Inc.	377,749	523,267
Gigabyte Technology Co., Ltd.	397,000	436,129
Macronix International	623,804	412,850
TOTAL TAIWAN		$1,372,246

10THAILAND – 0.3%
Krung Thai Bank PCL	1,649,900	623,996

TURKEY – 0.1%
[10]Tupras Turkiye Petrol Rafine	10,800	238,694
*Turk Sise ve CAM Fabrikalari A/S	1	1
TOTAL TURKEY		$238,695

UNITED KINGDOM – 19.2%
[10]Admiral Group PLC	71,680	1,435,081
10ARM Holdings PLC	276,894	1,071,643
AstraZeneca PLC	18,700	826,823
[10]*Autonomy Corp. PLC	102,053	2,808,207
[10]Aviva PLC	45,500	240,785
[10]Barclays PLC	74,000	378,883
10BG Group PLC	112,485	1,888,586
10BP PLC	144,500	1,258,835
10,*Bradford & Bingley PLC	28,100	0
[10]Brit Insurance Holdings NV	13,625	166,181
[10]British Sky Broadcasting Group PLC	86,386	810,204
10BT Group PLC	108,900	210,893
[10]Capita Group PLC	100,600	1,228,286
10,*Centamin Egypt Ltd.	864,300	1,742,684

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

128	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Value

[10]Centrica PLC	65,400	$293,105
[10]Computacenter PLC	85,600	424,215
[10]Dairy Crest Group PLC	13,900	76,381
10,*Dana Petroleum PLC	63,700	1,174,216
10De La Rue PLC	76,655	1,071,440
[10]Drax Group PLC	41,300	228,376
[10]GlaxoSmithKline PLC	20,700	383,364
[10]Greene King PLC	36,400	252,520
10ICAP PLC	112,229	646,024
10IMI PLC	38,900	419,630
[10]Imperial Tobacco Group PLC	46,300	1,321,628
[10]Kazakhmys PLC	12,600	269,894
[10]Logica PLC	249,300	524,289
[10]Marston’s PLC	92,160	143,237
10,*Old Mutual PLC	45,300	80,054
[10]Petropavlovsk PLC	85,191	1,528,810
10,*Premier Foods PLC	67,000	26,834
[10]Prudential PLC	273,430	2,421,642
[10]Reckitt Benckiser Group PLC	26,098	1,354,489
10,*Rolls-Royce Group PLC	168,720	1,490,022
*Rolls-Royce Group PLC, Class C	15,184,800	23,234
[10]Shire PLC	75,660	1,669,472
[10]Smith & Nephew PLC	64,331	667,818
[10]Standard Chartered PLC	82,996	2,212,324
[10]Tesco PLC	121,225	806,406
[10]Thomas Cook Group PLC	70,000	266,408
Tomkins PLC	2,000	7,610
10TUI Travel PLC	260,290	1,113,220
[10]Tullow Oil PLC	66,611	1,152,248
[10,12]Vedanta Resources PLC	33,754	1,300,706
[10]Virgin Media, Inc.	80,900	1,436,793
[10]Vodafone Group PLC	129,100	286,991
TOTAL UNITED KINGDOM		$39,140,491
TOTAL COMMON STOCKS (COST $172,524,407)		$195,385,202

MUTUAL FUNDS – 0.3%

UNITED STATES – 0.3%
[12]iShares MSCI EAFE Index Fund	9,409	$512,132
Vanguard Emerging Markets ETF	3,494	146,958
TOTAL MUTUAL FUNDS (COST $668,488)		$659,090

Description	Number of Shares	Value

PREFERRED STOCKS – 1.9%

BRAZIL – 1.1%
[10]Banco Industrial E Comercial SA	27,400	215,795
10,*Brasil Telecom SA	20,466	131,397
*Brasil Telecom SA ADR	7,400	140,378
[10]Centrais Eletricas Brasileiras SA, Series B	16,900	293,617
[10]Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	23,200	514,784
Itau Unibanco Banco Multiplo SA ADR	42,361	918,387
TOTAL BRAZIL		$2,214,358

GERMANY – 0.8%
[10]Fresenius SE	22,800	1,649,897
TOTAL PREFERRED STOCKS (COST $3,069,378)		$3,864,255

MONEY MARKET FUND – 1.4%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	2,771,065	2,771,065
TOTAL MONEY MARKET FUND (COST $2,771,065)		$2,771,065

WARRANT – 0.0%**

HONG KONG – 0.0%**
[10]*Kingboard Chemical Holdings Ltd., Expires 10/31/2012 at $40.00
(COST $0)	12,100	$3,584
TOTAL INVESTMENTS IN SECURITIES – 99.3% (COST $179,033,338)		$202,683,196

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.2% (13)

REPURCHASE AGREEMENT – 6.2%

Interest in $12,571,400 repurchase agreement 0.20%, dated 4/30/10 under which Bank of America LLC, will repurchase U.S. Government securities with various maturities from 5/03/10 to 12/20/39 for $12,571,210 on 5/03/10. The market value of the underlying securities at the end of the period was $12,822,420.

(COST $12,571,000)		$12,571,000
TOTAL INVESTMENTS – 105.5% (COST $191,604,338)		$215,254,196
COLLATERAL FOR SECURITIES ON LOAN – (6.2%)		(12,571,000)
OTHER LIABILITIES LESS ASSETS – 0.7%		1,402,650
TOTAL NET ASSETS – 100.0%		$204,085,846

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	129

MTB International Equity Fund (continued)

Cost of investments for Federal income tax purposes is $182,572,309. The net unrealized appreciation of investments was $20,110,887. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $33,530,109 and net unrealized depreciation from investments for those securities having an excess of cost over value of $13,419,222.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$18,904,721	$176,480,481	$—	$195,385,202
Mutual Funds	659,090	—	—	659,090
Preferred Stocks	1,058,765	2,805,490	—	3,864,255
Money Market Fund	2,771,065	—	—	2,771,065
Repurchase Agreement	—	12,571,000	—	12,571,000
Warrant	—	3,584	—	3,584

Total	$23,393,641	$191,860,555	$—	$215,254,196

As of April 30, 2010, Bradford & Bingley PLC ("Bradford"), a foreign equity securities, were priced at a fair value, as determined by the Board's pricing committee pursuant to the Board's valuation procedures. The inputs and valuation techniques used to measure fair value for Bradford were based on publicly available information including, shares of Bradford being suspended from trading and the subsequent nationalization of the bank by the British Government. There were no changes in the valuation techniques used since the April 30, 2009 annual report for Bradford.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities

Balance as of 4/30/09	$21
Realized gain (loss)	(262,348)
Change in unrealized appreciation (depreciation)	262,348
Net purchases (sales)	(1)
Transfers in and/or out of Level 3	(20)

Balance as of 4/30/10	$—

Net change in unrealized appreciation (depreciation) for investments still held as of 4/30/2010	—

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

130	NOTES TO PORTFOLIOS OF INVESTMENTS

At April 30, 2010, the MTB International Equity Fund had the following outstanding foreign exchange contracts:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS SOLD
5/3/2010	9,180 Euro	$12,154	$12,222	($68)
5/3/2010	37,301 Euro	48,976	49,665	($689)
5/3/2010	34,582 Swiss Franc	31,917	32,136	($219)
5/4/2010	27,716 Australian Dollar	25,676	25,634	$42
5/4/2010	21,180 Singapore Dollar	15,448	15,456	($8)
5/4/2010	9,839 Swiss Franc	9,130	9,144	($14)
5/5/2010	83 Euro	110	111	($1)
5/5/2010	8,611 Euro	11,401	11,465	($64)
5/6/2010	3,233,734 Japanese Yen	34,565	34,427	$138
5/7/2010	11,148,166 Japanese Yen	118,416	118,687	($271)
5/10/2010	39,913 Australian Dollar	36,974	36,889	$85
5/10/2010	8,051,589 Japanese Yen	85,549	85,723	($174)
CONTRACTS PURCHASED
5/3/2010	560,514 Australian Dollar	519,204	518,462	($742)
5/3/2010	27,335 Brazil Real Spot	15,881	15,715	($166)
5/10/10	3,472,791 Japanese Yen	36,974	36,974	$0
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				($2,151)

(1)	Floating rate note with current rate and next reset date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(3)	Current rate and next reset date shown for Variable Rate Demand Notes.

(4)	Discount rate at time of purchase.

(5)	At April 30, 2010, 3.5% of the total investments at market value were subject to the alternative minimum tax for New York Municipal Bond Fund, 0.4% for Maryland Municipal Bond Fund and 9.2% for Virginia Municipal Bond Fund.

(6)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2010, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
MTB Short-Term Corporate Bond Fund	$8,754,518	7.7%
MTB Pennsylvania Municipal Bond Fund	1,396,247	1.3%
MTB Intermediate-Term Bond Fund	18,443,872	14.3%
MTB Income Fund	29,241,962	13.8%
MTB Strategic Allocation Fund	204,457	1.1%
MTB International Equity Fund	1,172,751	0.6%

(7)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2010, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Short-Term Corporate Bond Fund
Anheuser-Busch InBev Worldwide, Inc.	03/25/2010	998,800	1,005,712
BAE Systems Holdings, Inc.	03/28/2006	977,719	1,009,582
DIRECTV Holdings LLC	03/08/2010	999,220	997,956
Dolphin Energy Ltd.	07/23/2009	495,000	514,874
Hyundai Motor Manufacturing	04/12/2010	249,248	252,577
Korea Railroad Corp.	05/08/2008	498,185	537,207

April 30, 2010  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	131

ANNUAL REPORT  /  April 30, 2010

(7)	Continued

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Intermediate-Term Bond Fund, Continued
MassMutual Global Funding II	06/25/2009	499,610	1,005,625
MassMutual Global Funding II	04/14/2010	996,820	522,019
Metropolitan Life Global Funding I	01/06/2010	997,510	1,009,077
Pacific Gas & Electric Co.	04/30/2010	1,249,948	1,249,948
Xstrata Finance Canada Ltd.	07/27/2009	303,000	315,505
Xstrata Finance Canada Ltd.	01/29/2010	335,570	334,436
			8,754,518	7.7%
MTB Pennsylvania Municipal Bond Fund
Bucks County, PA, IDA, Revenue Bonds, (Series A), (School Lane Charter School)	04/05/2007	1,545,000	1,396,247	1.3%

MTB Intermediate-Term Bond Fund
American Tower Trust	04/30/2007	1,000,000	1,069,380
Anheuser-Busch InBev Worldwide, Inc.	05/11/2009	498,120	577,939
BioMed Realty LP	04/22/2010	247,443	253,563
Cantor Fitzgerald LP	10/14/2009	496,540	513,998
Ciesco LLC	04/30/2010	1,499,974	1,499,974
Consolidated Edison Co.	04/30/2010	999,876	999,875
COX Enterprises, Inc.	10/27/2006	1,058,135	1,022,284
Digital Realty Trust LP	01/21/2010	491,480	502,337
DIRECTV Holdings LLC	03/08/2010	499,185	507,186
Dolphin Energy Ltd.	07/23/2009	742,500	772,312
Gemini Securitization Corp LLC	04/30/2010	1,999,967	1,999,967
GMAC, Inc.	03/10/2010	245,800	258,750
Harley-Davidson Funding Corp.	11/19/2009	499,195	512,293
Holcim U.S. Finance Sarl & CIE SCS	09/24/2009	493,370	539,229
Hyatt Hotels Corp.	08/10/2009	499,320	523,173
Hyundai Motor Manufacturing	04/12/2010	249,248	252,577
Korea Railroad Corp.	05/08/2008	498,185	537,207
Lloyds TSB Bank PLC	01/05/2010	498,835	496,445
Metropolitan Life Global Funding I	01/06/2010	498,755	504,539
NBC Universal, Inc.	04/27/2010	499,225	507,284
Nissan Motor Acceptance Corp.	01/20/2010	497,915	511,861
Pacific Gas & Electric Co.	04/30/2010	1,249,948	1,249,948
Petroleos Mexicanos	01/28/2010	246,970	258,375
Qwest Communications International, Inc.	01/07/2010	123,050	130,000
Qwest Communications International, Inc.	01/08/2010	867,344	910,000
Ralcorp Holdings, Inc.	08/11/2009	498,510	525,598
Rockies Express Pipeline LLC	03/17/2010	499,555	502,345
Rockies Express Pipeline LLC	03/17/2010	499,115	505,433
			18,443,872	14.3%
MTB Income Fund
American Tower Trust	04/30/2007	1,000,000	1,069,380
Anheuser-Busch InBev Worldwide, Inc.	05/11/2009	498,120	577,939
ASIF Global Financing XIX	01/08/2003	1,172,807	1,194,094
BAE Systems Holdings, Inc.	06/01/2009	498,255	556,861

132	NOTES TO PORTFOLIOS OF INVESTMENTS

April 30, 2010  /  ANNUAL REPORT

(7)	Continued

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Income Fund, Continued
Bank of New York Institutional Capital Trust A	11/25/1996	1,500,000	1,480,408
BioMed Realty LP	04/22/2010	247,443	253,563
Cantor Fitzgerald LP	10/14/2009	496,540	513,998
Ciesco LLC	04/30/2010	2,499,956	2,499,956
Consolidated Edison Co.	04/30/2010	1,999,751	1,999,751
COX Enterprises, Inc.	10/27/2006	1,056,883	1,022,284
Digital Realty Trust LP	01/21/2010	491,480	502,337
DIRECTV Holdings LLC	03/08/2010	499,185	507,186
Dolphin Energy Ltd.	07/23/2009	742,500	772,312
FMR LLC	10/28/2009	997,720	994,904
Gemini Securitization Corp LLC	04/30/2010	1,999,967	1,999,967
GMAC, Inc.	03/10/2010	245,800	258,750
Harley-Davidson Funding Corp.	11/19/2009	499,195	512,293
Holcim U.S. Finance Sarl & CIE SCS	09/24/2009	493,370	539,229
Hyatt Hotels Corp.	08/10/2009	499,320	523,173
Korea Railroad Corp.	05/08/2008	498,185	537,207
LA Arena Funding LLC	04/23/1999	1,486,667	1,445,700
Lloyds TSB Bank PLC	01/05/2010	498,835	496,446
Metropolitan Life Global Funding I	01/06/2010	498,755	504,539
NBC Universal, Inc.	04/27/2010	499,225	507,284
Nissan Motor Acceptance Corp.	01/20/2010	497,915	511,861
Pacific Gas & Electric Co.	04/30/2010	2,404,917	2,404,917
Petroleos Mexicanos	01/28/2010	246,970	258,375
Petroleum Co of Trinidad & Tobago Ltd.	08/11/2009	148,826	176,250
Petroleum Co of Trinidad & Tobago Ltd.	08/14/2009	886,125	998,750
Qwest Communications International, Inc.	01/07/2010	123,050	130,000
Qwest Communications International, Inc.	01/08/2010	867,344	910,000
Rabobank Nederland NV	01/08/2010	499,840	506,719
Ralcorp Holdings, Inc.	08/11/2009	498,510	525,598
Rockies Express Pipeline LLC	03/17/2010	499,555	502,345
Rockies Express Pipeline LLC	03/17/2010	499,115	505,433
Xstrata Finance Canada Ltd.	11/14/2007	498,435	542,153
			29,241,962	13.8%
MTB Strategic Allocation Fund
COX Enterprises, Inc.	10/27/2006	211,664	204,457	1.1%

MTB International Equity Fund
Samsung Electronics Co., Ltd. GDR	10/28/2005	325,534	476,454
Samsung Electronics Co., Ltd. GDR	01/08/2008	27,074	37,534
Samsung Electronics Co., Ltd. GDR	01/15/2008	9,227	12,639
Samsung Electronics Co., Ltd. GDR	02/11/2008	307	383
Samsung Electronics Co., Ltd. GDR	02/26/2008	17,101	21,831
Samsung Electronics Co., Ltd. GDR	04/10/2008	37,834	43,279
Samsung Electronics Co., Ltd. GDR	04/11/2008	12,240	13,788
Samsung Electronics Co., Ltd. GDR	10/28/2008	13,862	34,470
Samsung Electronics Co., Ltd. GDR	11/04/2008	6,765	13,022

NOTES TO PORTFOLIOS OF INVESTMENTS	133

ANNUAL REPORT  /  April 30, 2010

(7)	Continued

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB International Equity Fund, Continued
Samsung Electronics Co., Ltd. GDR	04/17/2009	40,650	68,557
Samsung Electronics Co., Ltd. GDR	05/01/2009	81,759	137,115
Samsung Electronics Co., Ltd. GDR	10/06/2009	117,490	139,796
Samsung Electronics Co., Ltd. GDR	02/03/2010	9,073	10,341
Samsung Electronics Co., Ltd. GDR	02/04/2010	121,702	140,945
Samsung Electronics Co., Ltd. GDR	02/16/2010	13,449	15,703
Samsung Electronics Co., Ltd. GDR	02/19/2010	5,976	6,894
			1,172,751	0.6%

(8)	7-Day net yield.

(9)	Affiliated company. See Note 4 in Notes to Financial Statements.

(10)	All of this security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2010, the value of these securities amounted to:

Fund	Amount	Percentage of Total Net Assets
MTB U.S. Government Bond Fund	$41,419	0.1%
MTB International Equity Fund	$140,925,006	69.1%

(11)	No Strike price or expiration date available due to ongoing litigation.

(12)	Security or portion thereof, is on Loan. See Note 2 in Notes to Financial Statements.

(13)	See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BANs – Bond Anticipation Notes

CAPMAC – Capital Markets Assurance Corporation

CIFG – CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

COL – Collateralized

EDA – Economic Development Agency

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

FHA – Federal Housing Administration

FGIC – Financial Guarantee Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

GO – General Obligation

GTD – Guaranteed

HDA – Housing Development Authority

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IBC – International Bancshares Corporation

IDA – Industrial Development Authority/Agency

IDFA – Industrial Development Finance Authority

INS – Insured

LLC – Limited Liability Corporation

LOC – Letter of Credit

LP – Limited Partnership

LT – Limited Tax

MTN – Medium Term Note

PCL – Public Company Limited

PRF – Prerefunded

SA – Special Assessment

SONYMA – State of New York Mortgage Agency

STRIP – Separate trading of registered interest and principal of securities.

TCRS – Transferable Custody Receipts

UT – Unlimited Tax

VRDNs – Variable Rate Demand Notes

XLCA – XL Capital Assurance Inc.

See Notes which are an integral part of the Financial Statement

134	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2010	MTB Short Duration Government Bond Fund		MTB Short-Term Corporate Bond Fund		MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund		MTB Pennsylvania Municipal Bond Fund
ASSETS:
Investments, at identified cost	$86,809,699		$115,102,732		$63,776,687		$104,127,519		$100,850,827

Investments in securities, at value	88,689,004		117,064,728		66,734,058		107,623,997		104,554,785
Cash collateral invested for securities on loan	—		4,142,000		—		—		—
Cash	2,451		759		2,672		16,532		3,242
Income receivable	448,379		1,275,492		546,382		1,481,688		1,588,606
Receivable for shares sold	80,086		105,075		23,879		21,710		59,860
Receivable for investments sold	—		—		684		—		—

TOTAL ASSETS	89,219,920		122,588,054		67,307,675		109,143,927		106,206,493

LIABILITIES:
Payable for investments purchased	—		3,743,843		—		—		—
Collateral for securities on loan	—		4,142,000		—		—		—
Income distribution payable	212,643		175,485		194,805		305,952		320,806
Payable for shares redeemed	111,003		101,710		11,248		10,990		145,036
Payable for Trustees’ fees	228		190		207		277		677
Payable for distribution services fee	2,778		1,477		1,906		18,194		1,685
Payable for shareholder services fee	72		44		507		391		225
Accrued expenses	27,184		27,510		44,153		37,582		42,810

TOTAL LIABILITIES	353,908		8,192,259		252,826		373,386		511,239

NET ASSETS	$88,866,012		$114,395,795		$67,054,849		$108,770,541		$105,695,254

NET ASSETS CONSIST OF:
Paid-in capital	$87,589,129		$113,033,246		$66,998,123		$109,308,565		$102,830,204
Undistributed net investment income	1,502		19,004		18,321		10,960		9,316
Accumulated net realized gain (loss) on investments	(603,924)		(618,451)		(2,918,966)		(4,045,462)		(848,224)
Net unrealized appreciation (depreciation) of investments	1,879,305		1,961,996		2,957,371		3,496,478		3,703,958

TOTAL NET ASSETS	$88,866,012		$114,395,795		$67,054,849		$108,770,541		$105,695,254

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$10,679,747		$5,460,847		$6,604,015		$40,747,626		$6,727,409

Shares outstanding (unlimited shares authorized)	1,078,653		535,104		680,559		3,973,709		664,433

Net Asset Value per share	$9.90		$10.21		$9.70		$10.25		$10.13

Offering price per share*	$10.08	**	$10.39	**	$10.16	***	$10.73	***	$10.61	***

Class B Shares
Net Assets	$250,915		$168,260		$229,992		$783,585		$669,075

Shares outstanding (unlimited shares authorized)	25,291		16,460		23,687		76,295		66,032

Net Asset Value per share	$9.92		$10.22		$9.71		$10.27		$10.13

Class C Shares
Net Assets	$210,215		$130,379		$—		$—		$—

Shares outstanding (unlimited shares authorized)	21,193		12,769		—		—		—

Net Asset Value per share	$9.92		$10.21		$—		$—		$—

Institutional I Shares
Net Assets	$77,725,135		$108,636,309		$60,220,842		$67,239,330		$98,298,770

Shares outstanding (unlimited shares authorized)	7,834,203		10,645,042		6,205,300		6,554,586		9,706,086

Net Asset Value per share	$9.92		$10.21		$9.70		$10.26		$10.13

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/98.25 of net asset value.
***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statement

(Statements of Assets and Liabilities continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	135

April 30, 2010	MTB Maryland Municipal Bond Fund		MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund		MTB Income Fund		MTB Managed Allocation Fund— Conservative Growth
ASSETS:
Investments, at identified cost	$123,756,084		$20,199,231		$120,936,153		$202,055,229		$6,357,155

Investments in securities, at value	126,384,293		21,017,387		125,726,426		211,116,025		7,159,422	(a)
Cash collateral invested for securities on loan	—		—		1,010,000		2,028,000		—
Cash	3,455		290		3,106		5,297		11
Income receivable	1,879,645		315,757		1,175,493		2,352,293		9,420
Receivable for shares sold	191,532		—		142,234		113,404		896
Receivable for investments sold	—		—		1,999,274		—		—

TOTAL ASSETS	128,458,925		21,333,434		130,056,533		215,615,019		7,169,749

LIABILITIES:
Payable for investments purchased	—		—		—		—		9,422
Collateral for securities on loan	—		—		1,010,000		2,028,000		—
Income distribution payable	380,594		55,811		301,462		683,168		—
Payable for shares redeemed	3,476		—		40,990		183,932		292,584
Payable for Trustees’ fees	511		444		485		88		217
Payable for distribution services fee	9,574		5,917		1,846		2,319		1,893
Payable for shareholder services fee	1,154		—		549		622		—
Accrued expenses	51,821		33,207		33,267		49,037		29,501

TOTAL LIABILITIES	447,130		95,379		1,388,599		2,947,166		333,617

NET ASSETS	$128,011,795		$21,238,055		$128,667,934		$212,667,853		$6,836,132

NET ASSETS CONSIST OF:
Paid-in capital	$125,650,770		$20,443,321		$125,103,083		$204,620,089		$7,790,381
Undistributed net investment income	15,634		2,814		114,128		9,801		5,621
Accumulated net realized gain (loss) on investments	(282,818)		(26,236)		(1,339,550)		(1,022,833)		(1,762,137)
Net unrealized appreciation (depreciation) of investments	2,628,209		818,156		4,790,273		9,060,796		802,267

TOTAL NET ASSETS	$128,011,795		$21,238,055		$128,667,934		$212,667,853		$6,836,132

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$42,303,197		$21,238,055		$5,776,998		$6,289,421		$4,984,864

Shares outstanding (unlimited shares authorized)	4,240,383		1,955,655		543,270		625,702		550,854

Net Asset Value per share	$9.98		$10.86		$10.63		$10.05		$9.05

Offering price per share*	$10.45	**	$11.37	**	$11.13	**	$10.52	**	$9.43	***

Class B Shares
Net Assets	$669,740		$—		$290,045		$584,111		$1,851,268

Shares outstanding (unlimited shares authorized)	66,958		—		27,251		58,957		205,495

Net Asset Value per share	$10.00		$—		$10.64		$9.91		$9.01

Class C Shares
Net Assets	$—		$—		$47,914		$—		$—

Shares outstanding (unlimited shares authorized)	—		—		4,501		—		—

Net Asset Value per share	$—		$—		$10.65		$—		$—

Institutional I Shares
Net Assets	$85,038,858		$—		$122,552,977		$205,794,321		$—

Shares outstanding (unlimited shares authorized)	8,512,632		—		11,518,919		20,778,639		—

Net Asset Value per share	$9.99		$—		$10.64		$9.90		$—

(a)	Includes $7,159,422 of investments in affiliated issuers.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share 100/95.50 of net asset value.
***	Computation of offering price per share 100/96.00 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2010

136	STATEMENTS OF ASSETS AND LIABILITIES (continued)

April 30, 2010	MTB Managed Allocation Fund— Moderate Growth		MTB Managed Allocation Fund— Aggressive Growth		MTB Strategic Allocation Fund		MTB Large Cap Value Fund		MTB Large Cap Growth Fund
ASSETS:
Investments, at identified cost	$32,212,004		$17,188,376		$17,806,522		$153,710,060		$111,585,562

Investments in securities, at value(a)	36,376,037		18,688,705		18,116,303		163,875,157		144,161,977
Cash collateral invested for securities on loan	—		—		591,000		—		2,312,000
Cash	560		289		1,900		5,724		121,736
Income receivable	30,235		2,301		64,088		109,271		63,641
Receivable for shares sold	3,131		662		24,069		79,295		42,112
Receivable for investments sold	—		—		—		—		287,812

TOTAL ASSETS	36,409,963		18,691,957		18,797,360		164,069,447		146,989,278

LIABILITIES:
Payable for investments purchased	30,240		2,467		—		—		300,277
Collateral for securities on loan	—		—		591,000		—		2,312,000
Payable for shares redeemed	824,073		528,447		23,844		85,945		162,760
Payable for Trustees’ fees	481		251		100		352		365
Payable for distribution services fee	24,421		3,079		8,834		4,665		6,350
Payable for shareholder services fee	3,062		—		2,242		20,404		13,961
Accrued expenses	45,403		45,299		50,493		51,887		73,545

TOTAL LIABILITIES	927,680		579,543		676,513		163,253		2,869,258

NET ASSETS	$35,482,283		$18,112,414		$18,120,847		$163,906,194		$144,120,020

NET ASSETS CONSIST OF:
Paid-in capital	$42,724,377		$24,030,970		$27,711,789		$184,654,956		$152,470,776
Undistributed net investment income	61,195		—		39,526		—		—
Accumulated net realized gain (loss) on investments	(11,467,322)		(7,418,885)		(9,940,249)		(30,913,859)		(40,927,171)
Net unrealized appreciation (depreciation) of investments	4,164,033		1,500,329		309,781		10,165,097		32,576,415

TOTAL NET ASSETS	$35,482,283		$18,112,414		$18,120,847		$163,906,194		$144,120,020

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$21,821,973		$12,077,775		$14,552,049		$6,606,044		$20,789,786

Shares outstanding (unlimited shares authorized)	2,530,908		1,631,199		1,066,349		670,522		2,570,631

Net Asset Value per share	$8.62		$7.40		$13.65		$9.85		$8.09

Offering price per share*	$9.03	***	$7.79	**	$14.44	****	$10.42	****	$8.56	****

Class B Shares
Net Assets	$13,660,310		$6,034,639		$1,546,202		$858,330		$1,721,771

Shares outstanding (unlimited shares authorized)	1,640,578		851,915		112,151		88,360		230,314

Net Asset Value per share	$8.33		$7.08		$13.79		$9.71		$7.48

Institutional I Shares
Net Assets	$—		$—		$2,022,596		$156,441,820		$121,608,463

Shares outstanding (unlimited shares authorized)	—		—		147,780		15,829,529		15,032,443

Net Asset Value per share	$—		$—		$13.69		$9.88		$8.09

(a)	Includes $36,376,037, $18,688,705, $1,237,277, $4,075,984, $0 of investments in affiliated issuers, respectively.
*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/95 of net asset value.
***	Computation of offering price per share 100/95.50 of net asset value.
****	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	137

April 30, 2010	MTB Mid Cap Growth Fund		MTB Small Cap Growth Fund		MTB International Equity Fund
ASSETS:
Investments, at identified cost	$137,525,337		$143,671,879		$179,033,338

Investments in securities, at value(a)	187,021,960		173,706,844		202,683,196
Cash collateral invested for securities on loan	7,728,000		13,815,000		12,571,000
Cash	—		194,002		11,433
Cash denominated in foreign currencies	—		—		638,136
Income receivable	28,445		17,349		1,026,108
Receivable for shares sold	46,753		50,330		68,130
Receivable for foreign exchange contracts	—		—		265
Receivable for investments sold	1,770,828		10,020,526		794,958
Receivable due from investment advisor	—		—		128,746

TOTAL ASSETS	196,595,986		197,804,051		217,921,972

LIABILITIES:
Payable to custodian	150,943		—		—
Payable for investments purchased	2,292,531		9,697,401		1,038,899
Collateral for securities on loan	7,728,000		13,815,000		12,571,000
Payable for foreign exchange contracts	—		—		2,416
Payable for shares redeemed	166,791		121,421		110,760
Payable for Trustees’ fees	481		337		325
Payable for distribution services fee	11,004		8,134		4,074
Payable for shareholder services fee	36,516		18,688		38,219
Accrued expenses	69,637		86,990		70,433

TOTAL LIABILITIES	10,455,903		23,747,971		13,836,126

NET ASSETS	$186,140,083		$174,056,080		$204,085,846

NET ASSETS CONSIST OF:
Paid-in capital	$181,926,253		$228,849,038		$256,814,999
Undistributed (Distributions in excess of) net investment income	—		—		2,125,471
Accumulated net realized gain (loss) on investments and foreign currency transactions	(45,282,793)		(84,827,923)		(78,518,458)
Net unrealized appreciation (depreciation) of investments	49,496,623		30,034,965		23,663,834

TOTAL NET ASSETS	$186,140,083		$174,056,080		$204,085,846

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$40,438,065		$41,275,569		$7,128,774

Shares outstanding (unlimited shares authorized)	3,303,156		2,851,027		845,746

Net Asset Value per share	$12.24		$14.48		$8.43

Offering price per share*	$12.95	**	$15.32	**	$8.92	**

Class B Shares
Net Assets	$2,107,879		$1,953,398		$498,402

Shares outstanding (unlimited shares authorized)	182,437		147,081		62,039

Net Asset Value per share	$11.55		$13.28		$8.03

Class C Shares
Net Assets	$—		$325,211		$—

Shares outstanding (unlimited shares authorized)	—		23,287		—

Net Asset Value per share	$—		$13.97		$—

Institutional I Shares
Net Assets	$143,594,139		$130,501,902		$196,458,670

Shares outstanding (unlimited shares authorized)	11,500,489		8,764,037		23,493,728

Net Asset Value per share	$12.49		$14.89		$8.36

(a)	Includes $930,668, $0, $2,771,065 of investments in affiliated issuers, respectively.
*	See “What Do Shares Cost?” in the Prospectus.
**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2010

138	STATEMENTS OF OPERATIONS

Year Ended April 30, 2010	MTB Short Duration Government Bond Fund	MTB Short-Term Corporate Bond Fund	MTB U.S. Government Bond Fund	MTB New York Municipal Bond Fund	MTB Pennsylvania Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$1,529	$4,530 (a)	$916	—	$947
Interest	3,259,059	2,718,009	3,524,502	$4,261,384	5,099,365
Security lending	—	712	—	—	—

TOTAL INVESTMENT INCOME	3,260,588	2,723,251	3,525,418	4,261,384	5,100,312

EXPENSES:
Investment advisory fee	501,747	629,485	506,550	706,670	767,883
Administrative personnel and services fee	23,110	24,906	19,958	27,899	30,281
Portfolio accounting, administration and custodian fees	60,641	30,520	62,368	47,473	55,977
Transfer and dividend disbursing agent fees and expenses	20,574	54,955	25,329	27,465	14,163
Trustees’ fees	13,990	13,848	14,675	14,620	14,246
Professional fees	45,874	51,856	45,029	46,658	48,367
Distribution services fee—Class A Shares	16,725	7,430	16,974	95,339	14,156
Distribution services fee—Class B Shares	1,923	1,493	1,846	7,458	5,420
Distribution services fee—Class C Shares	73	67	—	—	—
Shareholder services fee—Class A Shares	16,725	7,430	16,974	95,339	14,156
Shareholder services fee—Class B Shares	641	497	615	2,486	1,807
Shareholder services fee—Class C Shares	18	17	—	—	—
Shareholder services fee—Institutional I Shares	191,677	216,871	163,321	154,558	258,282
Share registration costs	30,431	33,648	16,593	12,659	9,635
Printing and postage	4,495	11,553	3,526	5,810	2,679
Miscellaneous	19,244	18,140	18,276	19,903	22,911

TOTAL EXPENSES	947,888	1,102,716	912,034	1,264,337	1,259,963

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(176,950)	(232,845)	(126,254)	(261,762)	(57,849)
Waiver of distribution services fee—Class A Shares	(2,734)	(816)	(5,750)	(34,295)	(6,927)
Waiver of shareholder services fee—Class A Shares	(16,725)	(7,430)	(15,933)	(95,339)	(14,156)
Waiver of shareholder services fee—Class B Shares	—	—	—	—	(193)
Waiver of shareholder services fee—Class C Shares	(18)	(17)	—	—	—
Waiver of shareholder services fee—Institutional I Shares	(191,677)	(216,871)	(163,321)	(154,558)	(258,282)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(672)	(507)	(982)	(1,157)	(598)
Reimbursement of principal executive officer fee by Administrator	(312)	(97)	(296)	(182)	(225)

TOTAL WAIVERS AND REIMBURSEMENTS	(389,088)	(458,583)	(312,536)	(547,293)	(338,230)

Net expenses	558,800	644,133	599,498	717,044	921,733

Net investment income	2,701,788	2,079,118	2,925,920	3,544,340	4,178,579

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	52,957	671,265	422,848	357,955	836,232
Net change in unrealized appreciation (depreciation) of investments	73,808	1,802,532	1,158,641	3,201,185	1,952,096

Net realized and unrealized gain (loss) on investments and foreign currency transactions	126,765	2,473,797	1,581,489	3,559,140	2,788,328

Change in net assets resulting from operations	$2,828,553	$4,552,915	$4,507,409	$7,103,480	$6,966,907

(a) Net of foreign taxes withheld of $10,137 respectively.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (continued)	139

Year Ended April 30, 2010	MTB Maryland Municipal Bond Fund	MTB Virginia Municipal Bond Fund	MTB Intermediate-Term Bond Fund	MTB Income Fund	MTB Managed Allocation Fund— Conservative Growth
INVESTMENT INCOME:
Dividends	$4,675	$614	$4,131	$9,850	$155,622	(a)
Interest	5,819,210	861,379	6,644,938	9,362,585	—
Security lending	—	—	886	1,157	—

TOTAL INVESTMENT INCOME	5,823,885	861,993	6,649,955	9,373,592	155,622

EXPENSES:
Investment advisory fee	863,771	142,738	909,104	1,159,669	20,065
Administrative personnel and services fee	34,076	5,632	35,856	53,441	2,216
Portfolio accounting, administration and custodian fees	60,530	20,166	77,562	57,230	9,311
Transfer and dividend disbursing agent fees and expenses	23,865	15,649	18,401	60,495	29,835
Trustees’ fees	14,172	13,720	14,076	13,759	16,153
Professional fees	48,065	47,184	48,236	53,133	51,749
Distribution services fee—Class A Shares	99,940	50,978	9,906	14,880	15,342
Distribution services fee—Class B Shares	6,977	—	2,083	5,263	14,169
Distribution services fee—Class C Shares	—	—	22	—	—
Shareholder services fee—Class A Shares	99,940	50,978	9,906	14,880	15,342
Shareholder services fee—Class B Shares	2,326	—	694	1,754	4,723
Shareholder services fee—Class C Shares	—	—	6	—	—
Shareholder services fee—Institutional I Shares	206,224	—	314,074	466,561	—
Share registration costs	16,668	8,473	31,705	32,056	6,566
Printing and postage	5,840	2,528	3,595	17,697	3,879
Miscellaneous	24,171	12,051	25,982	26,318	11,964

TOTAL EXPENSES	1,506,565	370,097	1,501,208	1,977,136	201,314

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(232,085)	(136,325)	(339,318)	(228,911)	(71,896)
Waiver of distribution services fee—Class A Shares	(53,289)	(13,881)	(1,571)	(3,951)	(15,342)
Waiver of distribution services fee—Class B Shares	—	—	—	—	(3,589)
Waiver of shareholder services fee—Class A Shares	(98,048)	(50,978)	(9,047)	(13,944)	(15,342)
Waiver of shareholder services fee—Class B Shares	(2)	—	—	(30)	(4,723)
Waiver of shareholder services fee—Class C Shares	—	—	(4)	—	—
Waiver of shareholder services fee—Institutional I Shares	(206,224)	—	(314,074)	(466,561)	—
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(996)	(672)	(581)	(1,026)	(1,164)
Reimbursement of principal executive officer fee by Administrator	(235)	(29)	(331)	(226)	(23)

TOTAL WAIVERS AND REIMBURSEMENTS	(590,879)	(201,885)	(664,926)	(714,649)	(112,079)

Net expenses	915,686	168,212	836,282	1,262,487	89,235

Net investment income	4,908,199	693,781	5,813,673	8,111,105	66,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	135,104	(39,832)	3,501,721	520,118	(850,137	)(b)
Net change in unrealized appreciation (depreciation) of investments	5,950,970	389,251	4,957,848	15,021,765	2,316,908

Net realized and unrealized gain (loss) on investments	6,086,074	349,419	8,459,569	15,541,883	1,466,771

Change in net assets resulting from operations	$10,994,273	$1,043,200	$14,273,242	$23,652,988	$1,533,158

(a)	Including $155,622 received from affiliated issuers.
(b)	Including realized loss of $850,137 from the sales of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2010

140	STATEMENTS OF OPERATIONS (continued)

Year Ended April 30, 2010	MTB Managed Allocation Fund— Moderate Growth		MTB Managed Allocation Fund— Aggressive Growth		MTB Strategic Allocation Fund	MTB Large Cap Value Fund	MTB Large Cap Growth Fund
INVESTMENT INCOME:
Dividends(a)	$478,488		$65,234		$205,114 (b)	$2,230,646 (b)	$1,670,815 (b)
Interest	—		—		393,026	4,081	1,033
Security lending	—		—		492	—	18,276

TOTAL INVESTMENT INCOME	478,488		65,234		598,632	2,234,727	1,690,124

EXPENSES:
Investment advisory fee	93,026		45,410		111,607	1,003,538	1,164,620
Administrative personnel and services fee	10,275		5,019		4,743	39,628	37,884
Portfolio accounting, administration and custodian fees	25,025		16,163		16,315	61,027	32,288
Transfer and dividend disbursing agent fees and expenses	84,306		66,358		59,536	85,961	141,884
Trustees’ fees	16,624		16,469		16,263	13,462	14,101
Professional fees	51,123		52,283		58,278	47,499	52,261
Distribution services fee—Class A Shares	58,687		30,768		33,652	15,076	47,416
Distribution services fee—Class B Shares	103,020		43,928		13,820	6,635	16,376
Shareholder services fee—Class A Shares	58,687		30,768		33,652	15,076	47,416
Shareholder services fee—Class B Shares	34,340		14,643		4,607	2,212	5,459
Shareholder services fee—Institutional I Shares	—		—		4,667	341,119	289,661
Share registration costs	11,286		10,046		10,042	16,002	27,641
Printing and postage	18,350		14,722		20,193	24,745	65,647
Miscellaneous	18,594		11,924		13,936	30,981	25,083

TOTAL EXPENSES	583,343		358,501		401,311	1,702,961	1,967,737

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(90,600)		(69,379)		(163,384)	(40,732)	(172,311)
Waiver of distribution services fee—Class A Shares	(11,529)		(30,768)		(98)	(1,242)	(286)
Waiver of distribution services fee—Class B Shares	—		(10,543)		—	—	—
Waiver of shareholder services fee—Class A Shares	(58,687)		(30,768)		(33,652)	(13,580)	(42,457)
Waiver of shareholder services fee—Class B Shares	(95)		(14,643)		(2)	(18)	(31)
Waiver of shareholder services fee—Institutional I Shares	—		—		(4,384)	(206,300)	(194,378)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(5,154)		(3,716)		(3,055)	(1,460)	(982)
Reimbursement of principal executive officer fee by Administrator	(109)		(58)		(52)	(299)	(134)

TOTAL WAIVERS AND REIMBURSEMENTS	(166,174)		(159,875)		(204,627)	(263,631)	(410,579)

Net expenses	417,169		198,626		196,684	1,439,330	1,557,158

Net investment income (loss)	61,319		(133,392)		401,948	795,397	132,966

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(3,203,892	)(c)	(1,433,642	)(c)	741,491	2,094,788	18,456,419
Net realized loss on foreign currencies transactions	—		—		—	(617)	—
Net change in unrealized appreciation (depreciation) of investments	12,318,810		7,231,989		2,702,667	44,224,021	26,562,047

Net realized and unrealized gain (loss) on investments and foreign currency transactions	9,114,918		5,798,347		3,444,158	46,318,192	45,018,466

Change in net assets resulting from operations	$9,176,237		$5,664,955		$3,846,106	$47,113,589	$45,151,432

(a)	Including $479,913, $65,481, $392, $4,080 and $1,034 received from affiliated issuers, respectively.
(b)	Net of foreign taxes withheld of $238, $25,913 and $276 respectively.
(c)	Including realized loss of $3,203,892 and $1,433,642 from the sales of investments in affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	141

Year Ended April 30, 2010	MTB Mid Cap Growth Fund	MTB Small Cap Growth Fund	MTB International Equity Fund
INVESTMENT INCOME:
Dividends(a)(b)	$910,424	$428,071	$4,664,263
Interest	1,169	3,896	—
Security lending	14,632	49,749	16,261

TOTAL INVESTMENT INCOME	926,225	481,716	4,680,524

EXPENSES:
Investment advisory fee	1,258,564	1,237,837	1,932,583
Administrative personnel and services fee	40,956	40,261	53,415
Portfolio accounting, administration and custodian fees	26,691	77,780	119,824
Transfer and dividend disbursing agent fees and expenses	129,474	217,702	100,492
Trustees’ fees	13,431	14,087	14,819
Professional fees	65,297	54,132	56,100
Distribution services fee—Class A Shares	68,637	87,866	17,462
Distribution services fee—Class B Shares	11,519	14,469	3,867
Distribution services fee—Class C Shares	—	1,953	—
Shareholder services fee—Class A Shares	68,637	87,866	17,462
Shareholder services fee—Class B Shares	3,840	4,823	1,289
Shareholder services fee—Class C Shares	—	651	—
Shareholder services fee—Institutional I Shares	297,689	270,730	464,395
Share registration costs	27,213	31,171	25,337
Printing and postage	58,295	46,602	23,888
Miscellaneous	30,057	30,172	39,164

TOTAL EXPENSES	2,100,300	2,218,102	2,870,097

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(404,876)	(182,144)	(511)
Waiver of distribution services fee—Class A Shares	(328)	(11,222)	(3,122)
Waiver of distribution services fee—Class C Shares	—	(2,009)	—
Waiver of shareholder services fee—Class A Shares	(59,079)	(82,455)	(17,462)
Waiver of shareholder services fee—Class B Shares	(48)	(264)	(9)
Waiver of shareholder services fee—Class C Shares	—	(551)	—
Waiver of shareholder services fee—Institutional I Shares	(151,275)	(159,953)	(276,967)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(1,237)	(6,811)	(2,237)
Reimbursement of principal executive officer fee by Administrator	(108)	(374)	(488)

TOTAL WAIVERS AND REIMBURSEMENTS	(616,951)	(445,783)	(300,796)

Net expenses	1,483,349	1,772,319	2,569,301

Net investment income (loss)	(557,124)	(1,290,603)	2,111,223

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,484,335	44,112,238	6,920,213
Net realized gain (loss) on foreign currencies transactions	—	116	(336,892)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	49,397,416	11,355,647	45,916,181

Net realized and unrealized gain (loss) on investments and foreign currency transactions	55,881,751	55,468,001	52,499,502

Change in net assets resulting from operations	$55,324,627	$54,177,398	$54,610,725

(a)	Including $1,193, $1,223 and $1,202 received from affiliated issuers, respectively.
(b)	Net of foreign taxes withheld of $3,997, $1,413 and $429,608 respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2010

142	STATEMENTS OF CHANGES IN NET ASSETS

	MTB Short Duration Government Bond Fund		MTB Short-Term Corporate Bond Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$2,701,788	$5,046,090	$2,079,118	$1,680,807
Net realized gain on investments	52,957	918,506	671,265	131,783
Net change in unrealized appreciation (depreciation) of investments	73,808	593,164	1,802,532	(105,613)

Change in net assets resulting from operations	2,828,553	6,557,760	4,552,915	1,706,977

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(206,283)	(123,679)	(60,466)	(3,352)
Class B Shares	(5,798)	(4,835)	(2,562)	(2,452)
Class C Shares*	(146)	—	(71)	—
Institutional I Shares	(2,504,636)	(4,921,873)	(1,990,968)	(1,699,428)

Change in net assets resulting from distributions to shareholders	(2,716,863)	(5,050,387)	(2,054,067)	(1,705,232)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	6,048,411	2,830,866	5,470,596	474,882
Class B Shares	7,378	238,460	67,909	114,520
Class C Shares*	210,000	—	130,000	—
Institutional I Shares	35,072,950	27,486,756	64,395,195	26,220,536
Distributions reinvested
Class A Shares	185,240	119,925	22,626	2,523
Class B Shares	4,599	3,329	2,693	2,192
Class C Shares*	—	—	—	—
Institutional I Shares	807,697	2,787,250	960,203	569,188
Cost of shares redeemed
Class A Shares	(753,605)	(810,880)	(544,196)	(90,705)
Class B Shares	(36,053)	(75,425)	(66,940)	(35,402)
Class C Shares*	—	—	—	—
Institutional I Shares	(27,717,948)	(126,817,794)	(20,808,012)	(19,549,333)

Change in net assets resulting from share transactions	13,828,669	(94,237,513)	49,630,074	7,708,401

Change in net assets	13,940,359	(92,730,140)	52,128,922	7,710,146
NET ASSETS
Beginning of year	74,925,653	167,655,793	62,266,873	54,556,727

End of year	$88,866,012	$74,925,653	$114,395,795	$62,266,873

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,502	$16,577	$19,004	$(6,047)

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	609,999	289,366	540,736	48,338
Class B Shares	745	24,444	6,712	11,691
Class C Shares*	21,193	—	12,769	—
Institutional I Shares	3,542,663	2,810,863	6,370,185	2,667,954
Distributions reinvested
Class A Shares	18,697	12,245	2,231	258
Class B Shares	463	339	267	224
Class C Shares*	—	—	—	—
Institutional I Shares	81,379	285,164	94,973	58,184
Shares redeemed
Class A Shares	(76,262)	(82,653)	(53,631)	(9,237)
Class B Shares	(3,647)	(7,695)	(6,567)	(3,598)
Class C Shares*	—	—	—	—
Institutional I Shares	(2,793,368)	(12,915,373)	(2,052,690)	(2,004,041)

Net change resulting from share transactions	1,401,862	(9,583,300)	4,914,985	769,773

*	Class C reflects operations for the period from April 9, 2010 to April 30, 2010 for Short Duration Fund and April 8, 2010 to April 30, 2010 for Short-Term Corporate Bond Fund.

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	143

	MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$2,925,920	$4,382,018	$3,544,340	$3,950,558
Net realized gain (loss) on investments	422,848	705,442	357,955	(3,689,747)
Net change in unrealized appreciation (depreciation) of investments	1,158,641	(361,224)	3,201,185	(256,755)

Change in net assets resulting from operations	4,507,409	4,726,236	7,103,480	4,056

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(266,343)	(428,587)	(1,315,405)	(1,506,477)
Class B Shares	(7,391)	(8,175)	(25,187)	(34,905)
Institutional I Shares	(2,646,144)	(3,983,768)	(2,224,358)	(2,411,892)

Change in net assets resulting from distributions to shareholders	(2,919,878)	(4,420,530)	(3,564,950)	(3,953,274)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	814,384	1,862,621	7,528,247	2,941,981
Class B Shares	9,232	219,953	—	68,771
Institutional I Shares	8,198,902	46,438,786	19,513,135	35,458,192
Distributions reinvested
Class A Shares	227,960	337,939	996,575	1,254,608
Class B Shares	6,522	5,857	17,986	26,749
Institutional I Shares	1,467,155	2,299,351	759,742	869,309
Cost of shares redeemed
Class A Shares	(1,660,481)	(32,539,814)	(3,023,132)	(29,794,247)
Class B Shares	(63,758)	(268,007)	(369,374)	(120,178)
Institutional I Shares	(24,184,081)	(61,633,861)	(12,367,901)	(19,318,284)

Change in net assets resulting from share transactions	(15,184,165)	(43,277,175)	13,055,278	(8,613,099)

Change in net assets	(13,596,634)	(42,971,469)	16,593,808	(12,562,317)
NET ASSETS
Beginning of year	80,651,483	123,622,952	92,176,733	104,739,050

End of year	$67,054,849	$80,651,483	$108,770,541	$92,176,733

Undistributed net investment income included in net assets at end of year	$18,321	$12,279	$10,960	$28,450

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	84,678	196,589	745,620	290,420
Class B Shares	961	23,184	—	7,093
Institutional I Shares	850,876	4,932,035	1,924,702	3,500,600
Distributions reinvested
Class A Shares	23,691	35,868	98,660	126,364
Class B Shares	678	621	1,781	2,709
Institutional I Shares	152,439	243,909	75,142	88,412
Shares redeemed
Class A Shares	(172,939)	(3,463,424)	(298,621)	(2,924,455)
Class B Shares	(6,655)	(28,432)	(36,670)	(12,378)
Institutional I Shares	(2,518,133)	(6,481,914)	(1,224,438)	(1,978,567)

Net change resulting from share transactions	(1,584,404)	(4,541,564)	1,286,176	(899,802)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

144	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Pennsylvania Municipal Bond Fund		MTB Maryland Municipal Bond Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$4,178,579	$4,468,179	$4,908,199	$5,207,578
Net realized gain (loss) on investments	836,232	(1,698,658)	135,104	(488,704)
Net change in unrealized appreciation (depreciation) of investments	1,952,096	(293,670)	5,950,970	(3,765,156)

Change in net assets resulting from operations	6,966,907	2,475,851	10,994,273	953,718

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(209,657)	(187,425)	(1,567,919)	(1,654,113)
Class B Shares	(20,221)	(22,965)	(27,977)	(43,839)
Institutional I Shares	(3,943,809)	(4,260,501)	(3,307,951)	(3,532,862)
Distributions from net realized gain on investments
Class A Shares	—	(3,883)	—	(64,029)
Class B Shares	—	(614)	—	(1,996)
Institutional I Shares	—	(85,084)	—	(134,514)

Change in net assets resulting from distributions to shareholders	(4,173,687)	(4,560,472)	(4,903,847)	(5,431,353)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	2,171,169	201,365	3,792,320	798,919
Class B Shares	—	11,450	—	—
Institutional I Shares	12,200,394	11,476,229	14,740,146	7,623,512
Distributions reinvested
Class A Shares	156,595	140,305	1,162,445	1,288,756
Class B Shares	12,765	14,561	14,686	24,857
Institutional I Shares	549,274	659,879	241,396	397,241
Cost of shares redeemed
Class A Shares	(461,741)	(861,716)	(3,217,601)	(3,938,570)
Class B Shares	(111,482)	(115,405)	(542,834)	(386,796)
Institutional I Shares	(23,123,544)	(21,853,902)	(13,537,602)	(12,405,357)

Change in net assets resulting from share transactions	(8,606,570)	(10,327,234)	2,652,956	(6,597,438)

Change in net assets	(5,813,350)	(12,411,855)	8,743,382	(11,075,073)
NET ASSETS
Beginning of year	111,508,604	123,920,459	119,268,413	130,343,486

End of year	$105,695,254	$111,508,604	$128,011,795	$119,268,413

Undistributed net investment income included in net assets at end of year	$9,316	$27,264	$15,634	$12,870

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	215,576	20,612	382,258	83,421
Class B Shares	—	1,174	—	—
Institutional I Shares	1,213,701	1,177,255	1,502,515	801,640
Distributions reinvested
Class A Shares	15,601	14,389	118,373	136,233
Class B Shares	1,274	1,494	1,499	2,625
Institutional I Shares	54,738	67,830	24,529	42,336
Shares redeemed
Class A Shares	(45,947)	(89,357)	(326,892)	(413,051)
Class B Shares	(11,066)	(11,987)	(55,117)	(40,976)
Institutional I Shares	(2,301,884)	(2,258,881)	(1,374,943)	(1,324,495)

Net change resulting from share transactions	(858,007)	(1,077,471)	272,222	(712,267)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	145

	MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$693,781	$652,527	$5,813,673	$6,704,054
Net realized gain (loss) on investments	(39,832)	(8,857)	3,501,721	589,774
Net change in unrealized appreciation (depreciation) of investments	389,251	128,110	4,957,848	(1,487,000)

Change in net assets resulting from operations	1,043,200	771,780	14,273,242	5,806,828

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(690,469)	(649,507)	(165,290)	(75,013)
Class B Shares	—	—	(9,417)	(6,478)
Class C Shares*	—	—	(41)	—
Institutional I Shares	—	—	(5,543,878)	(6,661,798)
Distributions from net realized gain on investments
Class A Shares	—	(8,091)	—	—
Class B Shares	—	—	—	—
Class C Shares*	—	—	—	—
Institutional I Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(690,469)	(657,598)	(5,718,626)	(6,743,289)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	3,624,503	4,216,517	3,400,959	1,449,574
Class B Shares	—	—	44,949	243,509
Class C Shares*	—	—	47,600	—
Institutional I Shares	—	—	30,942,453	10,961,137
Distributions reinvested
Class A Shares	407,733	448,737	121,868	50,168
Class B Shares	—	—	7,849	4,186
Class C Shares*	—	—	—	—
Institutional I Shares	—	—	2,131,773	2,175,515
Cost of shares redeemed
Class A Shares	(3,231,551)	(1,264,451)	(596,576)	(382,782)
Class B Shares	—	—	(28,554)	(159,730)
Class C Shares*	—	—	—	—
Institutional I Shares	—	—	(45,567,993)	(63,791,667)

Change in net assets resulting from share transactions	800,685	3,400,803	(9,495,672)	(49,450,090)

Change in net assets	1,153,416	3,514,985	(941,056)	(50,386,551)
NET ASSETS
Beginning of year	20,084,639	16,569,654	129,608,990	179,995,541

End of year	$21,238,055	$20,084,639	$128,667,934	$129,608,990

Undistributed net investment income included in net assets at end of year	$2,814	$2,974	$114,128	$19,081

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	335,369	406,412	326,066	146,913
Class B Shares	—	—	4,323	24,769
Class C Shares*	—	—	4,501	—
Institutional I Shares	—	—	2,986,090	1,109,525
Distributions reinvested
Class A Shares	37,825	42,827	11,730	5,093
Class B Shares	—	—	756	425
Class C Shares*	—	—	—	—
Institutional I Shares	—	—	205,666	220,954
Shares redeemed
Class A Shares	(299,256)	(120,159)	(57,448)	(38,967)
Class B Shares	—	—	(2,696)	(16,198)
Class C Shares*	—	—	—	—
Institutional I Shares	—	—	(4,398,881)	(6,485,350)

Net change resulting from share transactions	73,938	329,080	(919,893)	(5,032,836)

*	Class C reflects operations for the period from March 31, 2010 to April 30, 2010 for Intermediate-Term Bond Fund.

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

146	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Income Fund		MTB Managed Allocation Fund— Conservative Growth
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$8,111,105	$4,841,822	$66,387	$138,134
Net realized gain (loss) on investments	520,118	93,788	(850,137)	(854,801)
Net change in unrealized appreciation (depreciation) of investments	15,021,765	(5,427,298)	2,316,908	(1,227,000)

Change in net assets resulting from operations	23,652,988	(491,688)	1,533,158	(1,943,667)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(236,050)	(262,564)	(63,574)	(109,135)
Class B Shares	(22,222)	(32,445)	(9,641)	(26,380)
Institutional I Shares	(7,818,183)	(4,591,296)	—	—
Distributions from net realized gain on investments
Class A Shares	—	—	—	(236,136)
Class B Shares	—	—	—	(85,766)
Institutional I Shares		—		—

Change in net assets resulting from distributions to shareholders	(8,076,455)	(4,886,305)	(73,215)	(457,417)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	572,597	995,270	1,417,413	849,452
Class B Shares	—	183,900	11,962	180,743
Institutional I Shares	70,323,457	95,074,543	—	—
Distributions reinvested
Class A Shares	215,446	221,381	59,119	343,548
Class B Shares	21,939	29,895	8,582	108,185
Institutional I Shares	4,068,986	2,035,439	—	—
Cost of shares redeemed
Class A Shares	(674,170)	(814,429)	(3,274,112)	(2,081,814)
Class B Shares	(349,948)	(203,260)	(354,775)	(923,327)
Institutional I Shares	(42,738,218)	(24,369,508)	—	—

Change in net assets resulting from share transactions	31,440,089	73,153,231	(2,131,811)	(1,523,213)

Change in net assets	47,016,622	67,775,238	(671,868)	(3,924,297)
NET ASSETS
Beginning of year	165,651,231	97,875,993	7,508,000	11,432,297

End of year	$212,667,853	$165,651,231	$6,836,132	$7,508,000

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$9,801	$(24,849)	$5,621	$12,449

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	58,548	108,128	166,180	106,029
Class B Shares	—	20,004	1,391	21,675
Institutional I Shares	7,316,850	10,407,992	—	—
Distributions reinvested
Class A Shares	22,094	23,564	6,937	45,944
Class B Shares	2,287	3,222	1,008	14,691
Institutional I Shares	422,412	220,023	—	—
Shares redeemed
Class A Shares	(69,904)	(87,016)	(370,234)	(255,472)
Class B Shares	(36,694)	(22,046)	(42,149)	(114,110)
Institutional I Shares	(4,439,034)	(2,637,521)	—	—

Net change resulting from share transactions	3,276,559	8,036,350	(236,867)	(181,243)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	147

	MTB Managed Allocation Fund— Moderate Growth		MTB Managed Allocation Fund— Aggressive Growth
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income (loss)	$61,319	$427,412	$(133,392)	$49,440
Net realized gain (loss) on investments	(3,203,892)	(8,144,262)	(1,433,642)	(5,870,446)
Net change in unrealized appreciation (depreciation) of investments	12,318,810	(7,267,196)	7,231,989	(5,065,550)

Change in net assets resulting from operations	9,176,237	(14,984,046)	5,664,955	(10,886,556)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(20,575)	(341,501)	—	(48,373)
Class B Shares	—	(90,678)	—	(3,565)
Return of Capital
Class A Shares	—	—	—	(25,911)
Class B Shares	—	—	—	(1,909)
Distributions from net realized gain on investments
Class A Shares	—	(1,726,705)	—	(1,311,312)
Class B Shares	—	(999,836)	—	(659,151)

Change in net assets resulting from distributions to shareholders	(20,575)	(3,158,720)	—	(2,050,221)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	1,963,625	2,053,949	1,073,625	1,252,036
Class B Shares	39,395	432,740	5,212	304,872
Distributions reinvested
Class A Shares	20,395	2,049,281	—	1,382,443
Class B Shares	—	1,079,143	—	661,538
Cost of shares redeemed
Class A Shares	(7,917,356)	(7,620,487)	(3,685,401)	(3,438,741)
Class B Shares	(2,082,573)	(3,819,372)	(787,151)	(1,232,345)

Change in net assets resulting from share transactions	(7,976,514)	(5,824,746)	(3,393,715)	(1,070,197)

Change in net assets	1,179,148	(23,967,512)	2,271,240	(14,006,974)
NET ASSETS
Beginning of year	34,303,135	58,270,647	15,841,174	29,848,148

End of year	$35,482,283	$34,303,135	$18,112,414	$15,841,174

Undistributed net investment income included in net assets at end of year	$61,195	$20,451	$—	$—

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	242,423	267,902	159,643	199,752
Class B Shares	5,146	50,256	739	45,068
Distributions reinvested
Class A Shares	2,457	320,726	—	276,999
Class B Shares	—	174,515	—	138,347
Shares redeemed
Class A Shares	(969,151)	(994,407)	(538,860)	(495,738)
Class B Shares	(266,560)	(501,452)	(121,146)	(200,158)

Net change resulting from share transactions	(985,685)	(682,460)	(499,624)	(35,730)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

148	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Strategic Allocation Fund		MTB Large Cap Value Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$401,948	$586,819	$795,397	$1,981,465
Net realized gain (loss) on investments and foreign currency transactions	741,491	(3,374,863)	2,094,171	(27,402,257)
Net change in unrealized appreciation (depreciation) of investments	2,702,667	(2,059,517)	44,224,021	(33,875,262)

Change in net assets resulting from operations	3,846,106	(4,847,561)	47,113,589	(59,296,054)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(328,222)	(463,319)	(36,319)	(73,832)
Class B Shares	(33,415)	(50,923)	(1,135)	(2,834)
Institutional I Shares	(50,251)	(72,671)	(1,015,193)	(1,741,355)
Return of Capital
Class A Shares	—	—	(295)	—
Class B Shares	—	—	(9)	—
Institutional I Shares	—	—	(8,255)	—
Distributions from net realized gain on investments
Class A Shares	—	—	—	(13,753)
Class B Shares	—	—	—	(2,710)
Institutional I Shares	—	—	—	(399,502)

Change in net assets resulting from distributions to shareholders	(411,888)	(586,913)	(1,061,206)	(2,233,986)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	1,502,842	673,121	529,424	1,522,899
Class B Shares	2,000	34,586	43,435	44,049
Institutional I Shares	101,463	148,590	37,217,192	66,207,970
Proceeds from shares issued in connection with the tax-free transfer of assets from Equity Income Fund
Class A Shares	—	—	—	1,505,303
Class B Shares	—	—	—	190,098
Institutional I Shares	—	—	—	10,448,309
Distributions reinvested
Class A Shares	313,533	448,709	35,765	85,996
Class B Shares	33,047	50,130	1,122	5,270
Institutional I Shares	50,120	71,829	605,853	1,444,588
Cost of shares redeemed
Class A Shares	(1,718,564)	(3,917,974)	(939,792)	(36,175,529)
Class B Shares	(1,150,178)	(794,305)	(321,665)	(193,663)
Institutional I Shares	(308,896)	(453,790)	(42,292,335)	(22,996,041)

Change in net assets resulting from share transactions	(1,174,633)	(3,739,104)	(5,121,001)	22,089,249

Change in net assets	2,259,585	(9,173,578)	40,931,382	(39,440,791)
NET ASSETS
Beginning of year	15,861,262	25,034,840	122,974,812	162,415,603

End of year	$18,120,847	$15,861,262	$163,906,194	$122,974,812

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$39,526	$51,440	$—	$257,867

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	120,749	59,605	60,776	145,327
Class B Shares	149	2,721	5,187	5,627
Institutional I Shares	7,864	13,072	4,124,306	7,173,708
Proceeds from shares issued in connection with the tax-free transfer of assets from Equity Income Fund
Class A Shares	—	—	—	227,044
Class B Shares	—	—	—	28,978
Institutional I Shares	—	—	—	1,571,174
Distributions reinvested
Class A Shares	25,258	37,419	4,345	10,777
Class B Shares	2,650	4,372	155	801
Institutional I Shares	4,030	5,982	73,073	186,434
Shares redeemed
Class A Shares	(135,272)	(328,297)	(109,539)	(3,202,179)
Class B Shares	(92,990)	(67,358)	(37,893)	(24,944)
Institutional I Shares	(26,488)	(40,436)	(4,977,306)	(3,011,052)

Net change resulting from share transactions	(94,050)	(312,920)	(856,896)	3,111,695

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	149

	MTB Large Cap Growth Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$132,966	$164,826
Net realized gain (loss) on investments	18,456,419	(26,776,492)
Net change in unrealized appreciation (depreciation) of investments	26,562,047	7,875,909

Change in net assets resulting from operations	45,151,432	(18,735,757)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(4,990)	(2,190)
Class B Shares	—	—
Institutional I Shares	(216,014)	(153,924)

Change in net assets resulting from distributions to shareholders	(221,004)	(156,114)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	1,630,030	173,643
Class B Shares	20,682	61,328
Institutional I Shares	26,209,727	10,794,104
Proceeds from shares issued in connection with the tax-free transfer of assets from Large Cap Stock Fund
Class A Shares	—	13,739,251
Class B Shares	—	1,932,356
Institutional I Shares	—	53,646,593
Distributions reinvested
Class A Shares	4,896	2,162
Class B Shares	—	—
Institutional I Shares	138,975	115,301
Cost of shares redeemed
Class A Shares	(2,686,345)	(509,874)
Class B Shares	(1,544,290)	(266,674)
Institutional I Shares	(35,463,582)	(22,725,952)

Change in net assets resulting from share transactions	(11,689,907)	56,962,238

Change in net assets	33,240,521	38,070,367
NET ASSETS
Beginning of year	110,879,499	72,809,132

End of year	$144,120,020	$110,879,499

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$8,712

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	232,909	28,105
Class B Shares	3,028	9,956
Institutional I Shares	3,861,111	1,819,459
Proceeds from shares issued in connection with the tax-free transfer of assets from Large Cap Stock Fund
Class A Shares	—	2,549,026
Class B Shares	—	384,932
Institutional I Shares	—	9,952,985
Distributions reinvested
Class A Shares	639	401
Class B Shares	—	—
Institutional I Shares	18,166	21,431
Shares redeemed
Class A Shares	(372,183)	(80,555)
Class B Shares	(237,330)	(48,055)
Institutional I Shares	(4,823,762)	(3,820,007)

Net change resulting from share transactions	(1,317,422)	10,817,678

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

150	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Mid Cap Growth Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income (loss)	$(557,124)	$97,616
Net realized gain (loss) on investments	6,484,335	(35,796,233)
Net change in unrealized appreciation (depreciation) of investments	49,397,416	13,398,976

Change in net assets resulting from operations	55,324,627	(22,299,641)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(11,779)	(130,411)
Class B Shares	—	(12,244)
Institutional I Shares	(102,605)	(1,784,346)
Return of Capital
Class A Shares	(4)	—
Class B Shares	—	—
Institutional I Shares	(35)	—

Change in net assets resulting from distributions to shareholders	(114,423)	(1,927,001)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	1,824,567	312,294
Class B Shares	22,315	46,319
Institutional I Shares	22,520,566	20,238,683
Proceeds from shares issued in connection with the tax-free transfer of assets from Multi-Cap Growth Fund
Class A Shares	13,033,292	—
Class B Shares	1,310,826	—
Institutional I Shares	5,885,271	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Mid Cap Stock Fund
Class A Shares	—	14,755,148
Class B Shares	—	970,322
Institutional I Shares	—	43,653,391
Distributions reinvested
Class A Shares	11,594	129,651
Class B Shares	—	11,979
Institutional I Shares	71,436	1,667,258
Cost of shares redeemed
Class A Shares	(4,160,318)	(1,323,162)
Class B Shares	(1,087,538)	(134,475)
Institutional I Shares	(24,908,715)	(15,433,455)

Change in net assets resulting from share transactions	14,523,296	64,893,953

Change in net assets	69,733,500	40,667,311
NET ASSETS
Beginning of year	116,406,583	75,739,272

End of year	$186,140,083	$116,406,583

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$114,384

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	174,629	34,868
Class B Shares	2,486	5,480
Institutional I Shares	2,139,018	1,992,225
Proceeds from shares issued in connection with the tax-free transfer of assets from Multi-Cap Growth Fund
Class A Shares	1,162,649	—
Class B Shares	123,663	—
Institutional I Shares	514,897	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Mid Cap Stock Fund
Class A Shares	—	1,959,515
Class B Shares	—	135,520
Institutional I Shares	—	5,684,035
Distributions reinvested
Class A Shares	1,050	19,351
Class B Shares	—	1,871
Institutional I Shares	6,350	244,107
Shares redeemed
Class A Shares	(380,737)	(138,151)
Class B Shares	(109,739)	(17,800)
Institutional I Shares	(2,337,184)	(1,785,434)

Net change resulting from share transactions	1,297,082	8,135,587

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	151

	MTB Small Cap Growth Fund		MTB International Equity Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income (loss)	$(1,290,603)	$(628,572)	$2,111,223	$4,457,493
Net realized gain (loss) on investments and foreign currency transactions	44,112,354	(89,278,634)	6,583,321	(81,868,284)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	11,355,647	19,627,332	45,916,181	(50,362,904)

Change in net assets resulting from operations	54,177,398	(70,279,874)	54,610,725	(127,773,695)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	—	—	(6,817)	(141,389)
Class B Shares	—	—	—	(7,953)
Institutional I Shares	—	—	(388,629)	(3,823,746)
Distributions from net realized gain on investments
Class A Shares	—	—	—	(264,404)
Class B Shares	—	—	—	(22,449)
Institutional I Shares	—	—	—	(7,023,229)

Change in net assets resulting from distributions to shareholders	—	—	(395,446)	(11,283,170)

SHARE TRANSACTIONS
Proceeds from sale of shares
Class A Shares	2,398,244	1,981,081	344,525	184,094
Class B Shares	25,901	42,258	20,800	50,371
Class C Shares	36,025	150,479	—	—
Institutional I Shares	27,094,636	41,938,745	29,855,800	41,398,001
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund
Class A Shares	—	2,115,173	—	—
Class B Shares	—	572,614	—	—
Class C Shares	—	—	—	—
Institutional I Shares	—	30,524,142	—	—
Distributions reinvested
Class A Shares	—	—	6,475	388,924
Class B Shares	—	—	—	28,773
Class C Shares	—	—	—	—
Institutional I Shares	—	—	291,909	9,432,654
Cost of shares redeemed
Class A Shares	(4,170,449)	(5,173,571)	(882,250)	(1,114,080)
Class B Shares	(574,394)	(256,803)	(107,143)	(249,350)
Class C Shares	(20,374)	(80,106)	—	—
Institutional I Shares	(29,878,753)	(67,352,685)	(38,896,327)	(38,529,354)

Change in net assets resulting from share transactions	(5,089,164)	4,461,327	(9,366,211)	11,590,033

Change in net assets	49,088,234	(65,818,547)	44,849,068	(127,466,832)
NET ASSETS
Beginning of year	124,967,846	190,786,393	159,236,778	286,703,610

End of year	$174,056,080	$124,967,846	$204,085,846	$159,236,778

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$2,125,471	$209,641

SHARES OF BENEFICIAL INTEREST
Shares sold
Class A Shares	199,125	152,714	42,509	22,316
Class B Shares	2,479	3,794	2,625	4,874
Class C Shares	3,008	10,509	—	—
Institutional I Shares	2,198,393	3,567,307	3,711,906	5,876,133
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund
Class A Shares	—	237,927	—	—
Class B Shares	—	69,661	—	—
Class C Shares	—	—	—	—
Institutional I Shares	—	3,343,279	—	—
Distributions reinvested
Class A Shares	—	—	773	64,839
Class B Shares	—	—	—	5,030
Class C Shares	—	—	—	—
Institutional I Shares	—	—	35,127	1,590,795
Shares redeemed
Class A Shares	(345,684)	(438,543)	(109,302)	(136,524)
Class B Shares	(51,242)	(24,053)	(14,155)	(29,702)
Class C Shares	(1,610)	(8,640)	—	—
Institutional I Shares	(2,501,700)	(6,693,986)	(4,977,380)	(5,392,069)

Net change resulting from share transactions	(497,231)	219,969	(1,307,898)	2,005,692

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2010

152	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT DURATION GOVERNMENT BOND FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.90		$ 9.78	$ 9.61	$ 9.48	$ 9.60
Income (Loss) From Operations:
Net Investment Income	0.30	(c)	0.32 (c)	0.36 (c)	0.34	0.27
Net Realized and Unrealized Gain (Loss)	0.01		0.12	0.17	0.14	(0.12)

Total Income (Loss) From Operations	0.31		0.44	0.53	0.48	0.15

Less Distributions From:
Net Investment Income	(0.31)		(0.32)	(0.36)	(0.35)	(0.27)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.31)		(0.32)	(0.36)	(0.35)	(0.27)

Net Asset Value, End of Period	$ 9.90		$ 9.90	$ 9.78	$ 9.61	$ 9.48

Total Return(a)	3.15%		4.59%	5.65%	5.17%	1.63%
Net Assets, End of Period (000’s)	$10,680		$5,209	$3,005	$3,421	$4,477
Ratios to Average Net Assets
Gross Expense	1.36%		1.25%	1.26%	1.27%	1.28%
Net Expenses(b)	0.86%		0.80%	0.81%	0.89%	0.92%
Net Investment Income	3.04%		3.27%	3.76%	3.68%	2.85%
Portfolio Turnover Rate	164%		84%	67%	97%	71%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.91		$ 9.78	$ 9.61	$ 9.48	$ 9.60
Income (Loss) From Operations:
Net Investment Income	0.22	(c)	0.24 (c)	0.28 (c)	0.29	0.22
Net Realized and Unrealized Gain (Loss)	0.01		0.13	0.17	0.13	(0.12)

Total Income (Loss) From Operations	0.23		0.37	0.45	0.42	0.10

Less Distributions From:
Net Investment Income	(0.22)		(0.24)	(0.28)	(0.29)	(0.22)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.22)		(0.24)	(0.28)	(0.29)	(0.22)

Net Asset Value, End of Period	$ 9.92		$ 9.91	$ 9.78	$ 9.61	$ 9.48

Total Return(a)	2.38%		3.80%	4.76%	4.51%	1.09%
Net Assets, End of Period (000’s)	$251		$275	$104	$105	$123
Ratios to Average Net Assets
Gross Expense	1.86%		1.76%	1.76%	1.77%	1.78%
Net Expenses(b)	1.65%		1.66%	1.66%	1.52%	1.45%
Net Investment Income	2.26%		2.43%	2.90%	3.07%	2.37%
Portfolio Turnover Rate	164%		84%	67%	97%	71%

CLASS C SHARES	2010(d)
Net Asset Value, Beginning of Period	$ 9.90
Income (Loss) From Operations:
Net Investment Income	0.01	(c)
Net Realized and Unrealized Gain (Loss)	0.02

Total Income (Loss) From Operations	0.03

Less Distributions From:
Net Investment Income	(0.01)
Net Realized Gains	—

Total Distributions	(0.01)

Net Asset Value, End of Period	$ 9.92

Total Return(a)	0.30%
Net Assets, End of Period (000’s)	$210
Ratios to Average Net Assets
Gross Expense	2.08	%(e)
Net Expenses(b)	1.72	%(e)
Net Investment Income	2.32	%(e)
Portfolio Turnover Rate	164	%(f)

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	153

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT DURATION GOVERNMENT BOND FUND – (continued)

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.92	$ 9.78	$ 9.61	$ 9.48	$ 9.60
Income (Loss) From Operations:
Net Investment Income	0.32 (c)	0.35 (c)	0.38 (c)	0.37	0.30
Net Realized and Unrealized Gain (Loss)	0.00	0.13	0.17	0.13	(0.12)

Total Income (Loss) From Operations	0.32	0.48	0.55	0.50	0.18

Less Distributions From:
Net Investment Income	(0.32)	(0.34)	(0.38)	(0.37)	(0.30)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.32)	(0.34)	(0.38)	(0.37)	(0.30)

Net Asset Value, End of Period	$ 9.92	$ 9.92	$ 9.78	$ 9.61	$ 9.48

Total Return(a)	3.32%	4.96%	5.81%	5.40%	1.88%
Net Assets, End of Period (000’s)	$77,725	$69,442	$164,547	$185,478	$190,155
Ratios to Average Net Assets
Gross Expense	1.11%	0.99%	1.01%	1.02%	1.03%
Net Expenses(b)	0.65%	0.65%	0.66%	0.67%	0.67%
Net Investment Income	3.25%	3.45%	3.91%	3.92%	3.12%
Portfolio Turnover Rate	164%	84%	67%	97%	71%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 12, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

154	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT-TERM CORPORATE BOND FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.89		$ 9.87	$ 9.83	$ 9.72	$ 9.80
Income (Loss) From Operations:
Net Investment Income	0.21	(c)	0.27 (c)	0.40 (c)	0.37	0.28
Net Realized and Unrealized Gain (Loss)	0.33		0.08	0.03	0.11	(0.08)

Total Income (Loss) From Operations	0.54		0.35	0.43	0.48	0.20

Less Distributions From:
Net Investment Income	(0.22)		(0.33)	(0.39)	(0.37)	(0.28)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.22)		(0.33)	(0.39)	(0.37)	(0.28)

Net Asset Value, End of Period	$10.21		$ 9.89	$ 9.87	$ 9.83	$ 9.72

Total Return(a)	5.47%		3.59%	4.48%	5.00%	2.10%
Net Assets, End of Period (000’s)	$5,461		$453	$63	$83	$281
Ratios to Average Net Assets
Gross Expense	1.49%		1.48%	1.49%	1.49%	1.48%
Net Expenses(b)	0.92%		0.89%	0.89%	0.93%	0.94%
Net Investment Income	2.04%		3.21%	4.01%	3.65%	2.89%
Portfolio Turnover Rate	81%		94%	80%	64%	83%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.91		$ 9.88	$ 9.83	$ 9.72	$ 9.80
Income (Loss) From Operations:
Net Investment Income	0.14	(c)	0.22 (c)	0.31 (c)	0.29	0.21
Net Realized and Unrealized Gain (Loss)	0.30		0.05	0.05	0.11	(0.08)

Total Income (Loss) From Operations	0.44		0.27	0.36	0.40	0.13

Less Distributions From:
Net Investment Income	(0.13)		(0.24)	(0.31)	(0.29)	(0.21)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.13)		(0.24)	(0.31)	(0.29)	(0.21)

Net Asset Value, End of Period	$10.22		$ 9.91	$ 9.88	$ 9.83	$ 9.72

Total Return(a)	4.48%		2.81%	3.70%	4.15%	1.30%
Net Assets, End of Period (000’s)	$168		$159	$77	$42	$66
Ratios to Average Net Assets
Gross Expense	1.95%		1.98%	2.00%	1.98%	1.96%
Net Expenses(b)	1.71%		1.73%	1.75%	1.74%	1.73%
Net Investment Income	1.32%		2.37%	3.17%	2.91%	2.15%
Portfolio Turnover Rate	81%		94%	80%	64%	83%

CLASS C SHARES	2010(d)
Net Asset Value, Beginning of Period	$10.18
Income (Loss) From Operations:
Net Investment Income	0.01	(c)
Net Realized and Unrealized Gain (Loss)	0.03

Total Income (Loss) From Operations	0.04

Less Distributions From:
Net Investment Income	(0.01)
Net Realized Gains	—

Total Distributions	(0.01)

Net Asset Value, End of Period	$10.21

Total Return(a)	0.35%
Net Assets, End of Period (000’s)	$130
Ratios to Average Net Assets
Gross Expense	2.65	%(e)
Net Expenses(b)	1.70	%(e)
Net Investment Income	1.57	%(e)
Portfolio Turnover Rate	81	%(f)

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	155

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT-TERM CORPORATE BOND FUND – (continued)

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.89	$ 9.88	$ 9.83	$ 9.72	$ 9.80
Income (Loss) From Operations:
Net Investment Income	0.23 (c)	0.33 (c)	0.41 (c)	0.38	0.30
Net Realized and Unrealized Gain (Loss)	0.32	0.02	0.05	0.11	(0.08)

Total Income (Loss) From Operations	0.55	0.35	0.46	0.49	0.22

Less Distributions From:
Net Investment Income	(0.23)	(0.34)	(0.41)	(0.38)	(0.30)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.23)	(0.34)	(0.41)	(0.38)	(0.30)

Net Asset Value, End of Period	$10.21	$ 9.89	$ 9.88	$ 9.83	$ 9.72

Total Return(a)	5.66%	3.64%	4.74%	5.18%	2.29%
Net Assets, End of Period (000’s)	$108,636	$61,655	$54,417	$58,771	$67,521
Ratios to Average Net Assets
Gross Expense	1.22%	1.23%	1.24%	1.24%	1.23%
Net Expenses(b)	0.71%	0.73%	0.74%	0.75%	0.75%
Net Investment Income	2.32%	3.42%	4.17%	3.93%	3.08%
Portfolio Turnover Rate	81%	94%	80%	64%	83%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 9, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

156	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT BOND FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.50	$ 9.48	$ 9.28	$ 9.10	$ 9.46
Income (Loss) From Operations:
Net Investment Income	0.37 (c)	0.36 (c)	0.39 (c)	0.40	0.38
Net Realized and Unrealized Gain (Loss)	0.21	0.05	0.21	0.18	(0.36)

Total Income (Loss) From Operations	0.58	0.41	0.60	0.58	0.02

Less Distributions From:
Net Investment Income	(0.38)	(0.39)	(0.40)	(0.40)	(0.38)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.38)	(0.39)	(0.40)	(0.40)	(0.38)

Net Asset Value, End of Period	$ 9.70	$ 9.50	$ 9.48	$ 9.28	$ 9.10

Total Return(a)	6.17%	4.42%	6.58%	6.46%	0.18%
Net Assets, End of Period (000’s)	$6,604	$7,078	$37,690	$51,955	$43,955
Ratios to Average Net Assets
Gross Expense	1.48%	1.38%	1.33%	1.27%	1.32%
Net Expenses(b)	0.99%	0.72%	0.94%	0.87%	0.88%
Net Investment Income	3.88%	4.30%	4.22%	4.29%	3.93%
Portfolio Turnover Rate(d)	50%	35%	52%	71%	95%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.49	$ 9.49	$ 9.28	$ 9.10	$ 9.46
Income (Loss) From Operations:
Net Investment Income	0.29 (c)	0.29 (c)	0.31 (c)	0.31	0.30
Net Realized and Unrealized Gain (Loss)	0.22	—	0.21	0.18	(0.37)

Total Income (Loss) From Operations	0.51	0.29	0.52	0.49	(0.07)

Less Distributions From:
Net Investment Income	(0.29)	(0.29)	(0.31)	(0.31)	(0.29)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.29)	(0.29)	(0.31)	(0.31)	(0.29)

Net Asset Value, End of Period	$ 9.71	$ 9.49	$ 9.49	$ 9.28	$ 9.10

Total Return(a)	5.41%	3.15%	5.69%	5.44%	(0.73)%
Net Assets, End of Period (000’s)	$230	$273	$316	$227	$367
Ratios to Average Net Assets
Gross Expense	1.98%	1.90%	1.90%	1.86%	1.89%
Net Expenses(b)	1.81%	1.82%	1.83%	1.83%	1.83%
Net Investment Income	3.06%	3.06%	3.35%	3.33%	3.00%
Portfolio Turnover Rate(d)	50%	35%	52%	71%	95%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.49	$ 9.49	$ 9.28	$ 9.10	$ 9.46
Income (Loss) From Operations:
Net Investment Income	0.39 (c)	0.39 (c)	0.41 (c)	0.40	0.39
Net Realized and Unrealized Gain (Loss)	0.21	—	0.20	0.18	(0.36)

Total Income (Loss) From Operations	0.60	0.39	0.61	0.58	0.03

Less Distributions From:
Net Investment Income	(0.39)	(0.39)	(0.40)	(0.40)	(0.39)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.39)	(0.39)	(0.40)	(0.40)	(0.39)

Net Asset Value, End of Period	$ 9.70	$ 9.49	$ 9.49	$ 9.28	$ 9.10

Total Return(a)	6.41%	4.18%	6.74%	6.49%	0.26%
Net Assets, End of Period (000’s)	$60,221	$73,301	$85,617	$119,940	$121,943
Ratios to Average Net Assets
Gross Expense	1.23%	1.15%	1.14%	1.11%	1.14%
Net Expenses(b)	0.81%	0.82%	0.83%	0.84%	0.84%
Net Investment Income	4.06%	4.05%	4.34%	4.32%	3.97%
Portfolio Turnover Rate(d)	50%	35%	52%	71%	95%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	This calculation excludes purchases and sales from dollar roll transactions.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	157

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK MUNICIPAL BOND FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.89	$10.25	$10.51	$10.38	$10.62
Income (Loss) From Operations:
Net Investment Income	0.35 (c)	0.38 (c)	0.39 (c)	0.39	0.40
Net Realized and Unrealized Gain (Loss)	0.36	(0.34)	(0.27)	0.13	(0.23)

Total Income (Loss) From Operations	0.71	0.04	0.12	0.52	0.17

Less Distributions From:
Net Investment Income	(0.35)	(0.40)	(0.38)	(0.39)	(0.40)
Net Realized Gains	—	—	—	—	(0.01)

Total Distributions	(0.35)	(0.40)	(0.38)	(0.39)	(0.41)

Net Asset Value, End of Period	$10.25	$ 9.89	$10.25	$10.51	$10.38

Total Return(a)	7.28%	0.44%	1.21%	5.13%	1.53%
Net Assets, End of Period (000’s)	$40,748	$33,904	$60,836	$59,371	$50,299
Ratios to Average Net Assets
Gross Expense	1.40%	1.40%	1.39%	1.41%	1.44%
Net Expenses(b)	0.80%	0.75%	0.79%	0.80%	0.82%
Net Investment Income	3.42%	3.96%	3.70%	3.77%	3.76%
Portfolio Turnover Rate	64%	102%	119%	37%	56%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.90	$10.25	$10.51	$10.38	$10.62
Income (Loss) From Operations:
Net Investment Income	0.26 (c)	0.31 (c)	0.29 (c)	0.30	0.31
Net Realized and Unrealized Gain (Loss)	0.37	(0.36)	(0.26)	0.13	(0.23)

Total Income (Loss) From Operations	0.63	(0.05)	0.03	0.43	0.08

Less Distributions From:
Net Investment Income	(0.26)	(0.30)	(0.29)	(0.30)	(0.31)
Net Realized Gains	—	—	—	—	(0.01)

Total Distributions	(0.26)	(0.30)	(0.29)	(0.30)	(0.32)

Net Asset Value, End of Period	$10.27	$ 9.90	$10.25	$10.51	$10.38

Total Return(a)	6.39%	(0.41)%	0.31%	4.23%	0.70%
Net Assets, End of Period (000’s)	$784	$1,100	$1,166	$1,470	$1,307
Ratios to Average Net Assets
Gross Expense	1.90%	1.90%	1.91%	1.95%	1.97%
Net Expenses(b)	1.64%	1.65%	1.66%	1.66%	1.65%
Net Investment Income	2.58%	3.10%	2.83%	2.91%	2.95%
Portfolio Turnover Rate	64%	102%	119%	37%	56%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.89	$10.25	$10.51	$10.38	$10.62
Income (Loss) From Operations:
Net Investment Income	0.36 (c)	0.41 (c)	0.40 (c)	0.41	0.41
Net Realized and Unrealized Gain (Loss)	0.37	(0.36)	(0.27)	0.13	(0.23)

Total Income (Loss) From Operations	0.73	0.05	0.13	0.54	0.18

Less Distributions From:
Net Investment Income	(0.36)	(0.41)	(0.39)	(0.41)	(0.41)
Net Realized Gains	—	—	—	—	(0.01)

Total Distributions	(0.36)	(0.41)	(0.39)	(0.41)	(0.42)

Net Asset Value, End of Period	$10.26	$ 9.89	$10.25	$10.51	$10.38

Total Return(a)	7.54%	0.54%	1.31%	5.26%	1.69%
Net Assets, End of Period (000’s)	$67,239	$57,173	$42,737	$44,224	$38,135
Ratios to Average Net Assets
Gross Expense	1.15%	1.15%	1.16%	1.20%	1.22%
Net Expenses(b)	0.64%	0.65%	0.66%	0.67%	0.67%
Net Investment Income	3.58%	4.11%	3.83%	3.89%	3.92%
Portfolio Turnover Rate	64%	102%	119%	37%	56%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

158	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA MUNICIPAL BOND FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.87	$10.02	$10.09	$10.01	$10.27
Income (Loss) From Operations:
Net Investment Income	0.37 (c)	0.37 (c)	0.35 (c)	0.37	0.38
Net Realized and Unrealized Gain (Loss)	0.26	(0.14)	(0.07)	0.07	(0.27)

Total Income (Loss) From Operations	0.63	0.23	0.28	0.44	0.11

Less Distributions From:
Net Investment Income	(0.37)	(0.37)	(0.35)	(0.36)	(0.37)
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.37)	(0.38)	(0.35)	(0.36)	(0.37)

Net Asset Value, End of Period	$10.13	$ 9.87	$10.02	$10.09	$10.01

Total Return(a)	6.51%	2.39%	2.87%	4.49%	1.11%
Net Assets, End of Period (000’s)	$6,727	$4,731	$5,344	$5,407	$6,225
Ratios to Average Net Assets
Gross Expense	1.38%	1.37%	1.38%	1.40%	1.39%
Net Expenses(b)	0.95%	0.95%	0.95%	0.92%	0.91%
Net Investment Income	3.69%	3.77%	3.54%	3.63%	3.66%
Portfolio Turnover Rate	8%	21%	14%	26%	12%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.87	$10.02	$10.09	$10.02	$10.28
Income (Loss) From Operations:
Net Investment Income	0.29 (c)	0.28 (c)	0.27 (c)	0.27	0.29
Net Realized and Unrealized Gain (Loss)	0.25	(0.14)	(0.08)	0.07	(0.25)

Total Income (Loss) From Operations	0.54	0.14	0.19	0.34	0.04

Less Distributions From:
Net Investment Income	(0.28)	(0.28)	(0.26)	(0.27)	(0.30)
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.28)	(0.29)	(0.26)	(0.27)	(0.30)

Net Asset Value, End of Period	$10.13	$ 9.87	$10.02	$10.09	$10.02

Total Return(a)	5.54%	1.48%	1.96%	3.47%	0.37%
Net Assets, End of Period (000’s)	$669	$749	$853	$875	$858
Ratios to Average Net Assets
Gross Expense	1.88%	1.90%	1.87%	1.86%	1.82%
Net Expenses(b)	1.80%	1.84%	1.83%	1.81%	1.77%
Net Investment Income	2.85%	2.88%	2.65%	2.74%	2.80%
Portfolio Turnover Rate	8%	21%	14%	26%	12%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.87	$10.02	$10.09	$10.01	$10.27
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.38 (c)	0.37 (c)	0.37	0.38
Net Realized and Unrealized Gain (Loss)	0.26	(0.14)	(0.08)	0.08	(0.26)

Total Income (Loss) From Operations	0.64	0.24	0.29	0.45	0.12

Less Distributions From:
Net Investment Income	(0.38)	(0.38)	(0.36)	(0.37)	(0.38)
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.38)	(0.39)	(0.36)	(0.37)	(0.38)

Net Asset Value, End of Period	$10.13	$ 9.87	$10.02	$10.09	$10.01

Total Return(a)	6.62%	2.49%	2.97%	4.56%	1.13%
Net Assets, End of Period (000’s)	$98,299	$106,029	$117,723	$133,668	$136,387
Ratios to Average Net Assets
Gross Expense	1.13%	1.12%	1.13%	1.15%	1.14%
Net Expenses(b)	0.83%	0.85%	0.85%	0.85%	0.89%
Net Investment Income	3.82%	3.87%	3.64%	3.70%	3.68%
Portfolio Turnover Rate	8%	21%	14%	26%	12%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	159

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MARYLAND MUNICIPAL BOND FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.50	$ 9.82	$10.10	$10.05	$10.32
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.40 (c)	0.39 (c)	0.39	0.40 (c)
Net Realized and Unrealized Gain (Loss)	0.49	(0.30)	(0.26)	0.08	(0.24)

Total Income (Loss) From Operations	0.87	0.10	0.13	0.47	0.16

Less Distributions From:
Net Investment Income	(0.39)	(0.40)	(0.39)	(0.39)	(0.40)
Net Realized Gains	—	(0.02)	(0.02)	(0.03)	(0.03)

Total Distributions	(0.39)	(0.42)	(0.41)	(0.42)	(0.43)

Net Asset Value, End of Period	$ 9.98	$ 9.50	$ 9.82	$10.10	$10.05

Total Return(a)	9.24%	1.10%	1.30%	4.74%	1.52%
Net Assets, End of Period (000’s)	$42,303	$38,627	$41,846	$47,611	$49,828
Ratios to Average Net Assets
Gross Expense	1.38%	1.38%	1.39%	1.38%	1.42%
Net Expenses(b)	0.82%	0.79%	0.81%	0.82%	0.82%
Net Investment Income	3.90%	4.21%	3.95%	3.89%	3.93%
Portfolio Turnover Rate	8%	6%	3%	16%	12%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.52	$ 9.84	$10.12	$10.07	$10.34
Income (Loss) From Operations:
Net Investment Income	0.30 (c)	0.31 (c)	0.30 (c)	0.30	0.31 (c)
Net Realized and Unrealized Gain (Loss)	0.48	(0.29)	(0.26)	0.08	(0.24)

Total Income (Loss) From Operations	0.78	0.02	0.04	0.38	0.07

Less Distributions From:
Net Investment Income	(0.30)	(0.32)	(0.30)	(0.30)	(0.31)
Net Realized Gains	—	(0.02)	(0.02)	(0.03)	(0.03)

Total Distributions	(0.30)	(0.34)	(0.32)	(0.33)	(0.34)

Net Asset Value, End of Period	$ 10.00	$ 9.52	$ 9.84	$10.12	$10.07

Total Return(a)	8.23%	0.20%	0.39%	3.80%	0.64%
Net Assets, End of Period (000’s)	$670	$1,148	$1,564	$1,764	$1,887
Ratios to Average Net Assets
Gross Expense	1.88%	1.88%	1.89%	1.89%	1.91%
Net Expenses(b)	1.69%	1.70%	1.72%	1.71%	1.70%
Net Investment Income	3.03%	3.29%	3.05%	3.00%	3.03%
Portfolio Turnover Rate	8%	6%	3%	16%	12%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.51	$ 9.83	$10.11	$10.06	$10.33
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.41 (c)	0.40 (c)	0.40	0.41 (c)
Net Realized and Unrealized Gain (Loss)	0.48	(0.30)	(0.26)	0.08	(0.24)

Total Income (Loss) From Operations	0.88	0.11	0.14	0.48	0.17

Less Distributions From:
Net Investment Income	(0.40)	(0.41)	(0.40)	(0.40)	(0.41)
Net Realized Gains	—	(0.02)	(0.02)	(0.03)	(0.03)

Total Distributions	(0.40)	(0.43)	(0.42)	(0.43)	(0.44)

Net Asset Value, End of Period	$ 9.99	$ 9.51	$ 9.83	$10.11	$10.06

Total Return(a)	9.33%	1.20%	1.40%	4.84%	1.63%
Net Assets, End of Period (000’s)	$85,039	$79,494	$86,933	$98,014	$95,924
Ratios to Average Net Assets
Gross Expense	1.13%	1.13%	1.14%	1.14%	1.17%
Net Expenses(b)	0.70%	0.70%	0.72%	0.72%	0.72%
Net Investment Income	4.02%	4.30%	4.05%	4.00%	4.01%
Portfolio Turnover Rate	8%	6%	3%	16%	12%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

160	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB VIRGINIA MUNICIPAL BOND FUND

CLASS A SHARES	2010	2009		2008	2007	2006(c)		2005(d)
Net Asset Value, Beginning of Period	$10.67	$10.67		$10.90	$10.93	$11.17		$11.63
Income (Loss) From Operations:
Net Investment Income	0.37 (e)	0.38	(e)	0.40 (e)	0.41	0.23		0.42
Net Realized and Unrealized Gain (Loss)	0.19	0.00	(g)	(0.14)	0.08	(0.14)		(0.31)

Total Income (Loss) From Operations	0.56	0.38		0.26	0.49	0.09		0.11

Less Distributions From:
Net Investment Income	(0.37)	(0.38)		(0.39)	(0.41)	(0.23)		(0.42)
Net Realized Gains	—	(0.00	)(g)	(0.10)	(0.11)	(0.10)		(0.15)

Total Distributions	(0.37)	(0.38)		(0.49)	(0.52)	(0.33)		(0.57)

Net Asset Value, End of Period	$10.86	$10.67		$10.67	$10.90	$10.93		$11.17

Total Return(a)	5.28%	3.73%		2.47%	4.56%	0.86%		1.00%
Net Assets, End of Period (000’s)	$21,238	$20,085		$16,570	$18,129	$22,250		$25,107
Ratios to Average Net Assets
Gross Expense	1.81%	1.88%		1.77%	1.71%	1.56	%(f)	0.98%
Net Expenses(b)	0.82%	0.84%		0.88%	0.86%	0.45	%(f)	0.98%
Net Investment Income	3.40%	3.62%		3.67%	3.76%	4.32	%(f)	3.63%
Portfolio Turnover Rate	19%	7%		3%	9%	5%		12%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Reflects operations for the period from November 1, 2005 to April 30, 2006. The Fund changed its fiscal year end from October 31 to April 30.
(d)	Reflects operations for the year ended October 31.
(e)	Per share numbers have been calculated using the average shares method.
(f)	Annualized for periods less than one year.
(g)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	161

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERMEDIATE-TERM BOND FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.96		$ 9.97	$ 9.81	$ 9.64	$ 9.99
Income (Loss) From Operations:
Net Investment Income(c)	0.43		0.41	0.40	0.42	0.36
Net Realized and Unrealized Gain (Loss)	0.68		(0.00)	0.16	0.17	(0.34)

Total Income (Loss) From Operations	1.11		0.41	0.56	0.59	0.02

Less Distributions From:
Net Investment Income	(0.44)		(0.42)	(0.40)	(0.42)	(0.37)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.44)		(0.42)	(0.40)	(0.42)	(0.37)

Net Asset Value, End of Period	$10.63		$ 9.96	$ 9.97	$ 9.81	$ 9.64

Total Return(a)	11.33%		4.20%	5.85%	6.19%	0.23%
Net Assets, End of Period (000’s)	$5,777		$2,619	$1,495	$1,455	$1,774
Ratios to Average Net Assets
Gross Expense	1.41%		1.35%	1.36%	1.36%	1.36%
Net Expenses(b)	0.87%		0.78%	0.85%	0.95%	0.98%
Net Investment Income	4.23%		4.22%	4.12%	4.23%	3.64%
Portfolio Turnover Rate	164%		191%	279%	189%	189%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.96		$ 9.98	$ 9.81	$ 9.64	$ 9.99
Income (Loss) From Operations:
Net Investment Income(c)	0.36		0.33	0.30	0.34	0.29
Net Realized and Unrealized Gain (Loss)	0.67		(0.02)	0.19	0.17	(0.33)

Total Income (Loss) From Operations	1.03		0.31	0.49	0.51	(0.04)

Less Distributions From:
Net Investment Income	(0.35)		(0.33)	(0.32)	(0.34)	(0.31)
Net Realized Gains	—		—	—	—	—

Total Distributions	(0.35)		(0.33)	(0.32)	(0.34)	(0.31)

Net Asset Value, End of Period	$10.64		$ 9.96	$ 9.98	$ 9.81	$ 9.64

Total Return(a)	10.50%		3.21%	5.07%	5.41%	(0.46)%
Net Assets, End of Period (000’s)	$290		$248	$158	$98	$129
Ratios to Average Net Assets
Gross Expense	1.90%		1.85%	1.86%	1.86%	1.87%
Net Expenses(b)	1.64%		1.63%	1.70%	1.68%	1.68%
Net Investment Income	3.48%		3.36%	3.25%	3.48%	2.94%
Portfolio Turnover Rate	164%		191%	279%	189%	189%

CLASS C SHARES	2010(d)
Net Asset Value, Beginning of Period	$10.55
Income (Loss) From Operations:
Net Investment Income(c)	0.02
Net Realized and Unrealized Gain (Loss)	0.10

Total Income (Loss) From Operations	0.12

Less Distributions From:
Net Investment Income	(0.02)
Net Realized Gains	—

Total Distributions	(0.02)

Net Asset Value, End of Period	$10.65

Total Return(a)	1.10%
Net Assets, End of Period (000’s)	$48
Ratios to Average Net Assets
Gross Expense	2.30	%(e)
Net Expenses(b)	1.81	%(e)
Net Investment Income	3.30	%(e)
Portfolio Turnover Rate	164	%(f)

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

162	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERMEDIATE-TERM BOND FUND – (continued)

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.96	$ 9.97	$ 9.81	$ 9.64	$ 9.99
Income (Loss) From Operations:
Net Investment Income(c)	0.47	0.43	0.42	0.44	0.38
Net Realized and Unrealized Gain (Loss)	0.67	(0.01)	0.16	0.17	(0.33)

Total Income (Loss) From Operations	1.14	0.42	0.58	0.61	0.05

Less Distributions From:
Net Investment Income	(0.46)	(0.43)	(0.42)	(0.44)	(0.40)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.46)	(0.43)	(0.42)	(0.44)	(0.40)

Net Asset Value, End of Period	$10.64	$ 9.96	$ 9.97	$ 9.81	$ 9.64

Total Return(a)	11.62%	4.35%	6.01%	6.42%	0.47%
Net Assets, End of Period (000’s)	$122,553	$126,742	$178,343	$195,560	$216,402
Ratios to Average Net Assets
Gross Expense	1.15%	1.09%	1.11%	1.11%	1.11%
Net Expenses(b)	0.63%	0.63%	0.70%	0.73%	0.73%
Net Investment Income	4.49%	4.31%	4.27%	4.44%	3.88%
Portfolio Turnover Rate	164%	191%	279%	189%	189%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 5, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	163

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INCOME FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.24	$ 9.77	$ 9.84	$ 9.66	$10.08
Income (Loss) From Operations:
Net Investment Income	0.39 (c)	0.45 (c)	0.46 (c)	0.44	0.39
Net Realized and Unrealized Gain (Loss)	0.81	(0.54)	(0.08)	0.20	(0.39)

Total Income (Loss) From Operations	1.20	(0.09)	0.38	0.64	—

Less Distributions From:
Net Investment Income	(0.39)	(0.44)	(0.45)	(0.45)	(0.39)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.39)	(0.44)	(0.45)	(0.46)	(0.42)

Net Asset Value, End of Period	$10.05	$ 9.24	$ 9.77	$ 9.84	$ 9.66

Total Return(a)	13.13%	(0.84)%	3.93%	6.73%	(0.05)%
Net Assets, End of Period (000’s)	$6,289	$5,681	$5,572	$6,381	$7,253
Ratios to Average Net Assets
Gross Expense	1.26%	1.32%	1.29%	1.31%	1.28%
Net Expenses(b)	0.84%	0.78%	0.88%	0.99%	1.02%
Net Investment Income	4.00%	4.75%	4.66%	4.61%	3.79%
Portfolio Turnover Rate	142%	93%	152%	79%	96%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.11	$ 9.64	$ 9.71	$ 9.53	$ 9.95
Income (Loss) From Operations:
Net Investment Income	0.31 (c)	0.36 (c)	0.37 (c)	0.37	0.32
Net Realized and Unrealized Gain (Loss)	0.80	(0.53)	(0.07)	0.19	(0.39)

Total Income (Loss) From Operations	1.11	(0.17)	0.30	0.56	(0.07)

Less Distributions From:
Net Investment Income	(0.31)	(0.36)	(0.37)	(0.37)	(0.32)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.31)	(0.36)	(0.37)	(0.38)	(0.35)

Net Asset Value, End of Period	$ 9.91	$ 9.11	$ 9.64	$ 9.71	$ 9.53

Total Return(a)	12.27%	(1.69)%	3.11%	6.03%	(0.75)%
Net Assets, End of Period (000’s)	$584	$850	$888	$1,105	$1,561
Ratios to Average Net Assets
Gross Expense	1.76%	1.83%	1.79%	1.81%	1.79%
Net Expenses(b)	1.64%	1.63%	1.73%	1.74%	1.73%
Net Investment Income	3.19%	3.89%	3.80%	3.86%	3.08%
Portfolio Turnover Rate	142%	93%	152%	79%	96%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 9.10	$ 9.63	$ 9.71	$ 9.53	$ 9.95
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.43 (c)	0.48 (c)	0.46	0.42
Net Realized and Unrealized Gain (Loss)	0.80	(0.50)	(0.10)	0.19	(0.40)

Total Income (Loss) From Operations	1.20	(0.07)	0.38	0.65	0.02

Less Distributions From:
Net Investment Income	(0.40)	(0.46)	(0.46)	(0.46)	(0.41)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.40)	(0.46)	(0.46)	(0.47)	(0.44)

Net Asset Value, End of Period	$ 9.90	$ 9.10	$ 9.63	$ 9.71	$ 9.53

Total Return(a)	13.39%	(0.71)%	4.03%	7.03%	0.16%
Net Assets, End of Period (000’s)	$205,794	$159,120	$91,416	$115,486	$133,002
Ratios to Average Net Assets
Gross Expense	1.01%	1.06%	1.04%	1.06%	1.04%
Net Expenses(b)	0.64%	0.64%	0.73%	0.79%	0.81%
Net Investment Income	4.21%	4.83%	4.80%	4.81%	4.01%
Portfolio Turnover Rate	142%	93%	152%	79%	96%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

164	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 7.57	$ 9.74	$10.07	$ 9.94	$ 9.81
Income (Loss) From Operations:
Net Investment Income(c)	0.08	0.14	0.17	0.23	0.20
Net Realized and Unrealized Gain (Loss)	1.49	(1.86)	(0.11)	0.47	0.33

Total Income (Loss) From Operations	1.57	(1.72)	0.06	0.70	0.53

Less Distributions From:
Net Investment Income	(0.09)	(0.13)	(0.22)	(0.28)	(0.19)
Net Realized Gains	—	(0.32)	(0.17)	(0.29)	(0.21)

Total Distributions	(0.09)	(0.45)	(0.39)	(0.57)	(0.40)

Net Asset Value, End of Period	$ 9.05	$ 7.57	$ 9.74	$10.07	$ 9.94

Total Return(a)	20.81%	(17.50)%	0.60%	7.31%	5.46%
Net Assets, End of Period (000’s)	$4,985	$5,660	$8,296	$10,567	$10,592
Ratios to Average Net Assets
Gross Expense	2.39%	2.18%	1.71%	1.65%	1.81%
Net Expenses(b)	0.98%	0.94%	0.96%	1.00%	1.00%
Net Investment Income	0.96%	1.69%	1.66%	2.30%	2.18%
Portfolio Turnover Rate	20%	42%	32%	22%	17%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 7.54	$ 9.71	$10.04	$ 9.91	$ 9.78
Income (Loss) From Operations:
Net Investment Income(c)	0.03	0.10	0.11	0.17	0.12
Net Realized and Unrealized Gain (Loss)	1.48	(1.86)	(0.10)	0.48	0.35

Total Income (Loss) From Operations	1.51	(1.76)	0.01	0.65	0.47

Less Distributions From:
Net Investment Income	(0.04)	(0.09)	(0.17)	(0.23)	(0.13)
Net Realized Gains	—	(0.32)	(0.17)	(0.29)	(0.21)

Total Distributions	(0.04)	(0.41)	(0.34)	(0.52)	(0.34)

Net Asset Value, End of Period	$ 9.01	$ 7.54	$ 9.71	$10.04	$ 9.91

Total Return(a)	20.10%	(18.01)%	0.04%	6.73%	4.88%
Net Assets, End of Period (000’s)	$1,851	$1,848	$3,136	$3,379	$3,469
Ratios to Average Net Assets
Gross Expense	2.89%	2.68%	2.23%	2.15%	2.37%
Net Expenses(b)	1.54%	1.50%	1.52%	1.56%	1.56%
Net Investment Income	0.40%	1.14%	1.08%	1.73%	1.41%
Portfolio Turnover Rate	20%	42%	32%	22%	17%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	165

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 6.72		$10.07	$10.67	$10.47	$ 9.96
Income (Loss) From Operations:
Net Investment Income	0.04	(c)	0.10 (c)	0.10 (c)	0.12 (c)	0.12
Net Realized and Unrealized Gain (Loss)	1.87		(2.82)	(0.19)	0.87	1.09

Total Income (Loss) From Operations	1.91		(2.72)	(0.09)	0.99	1.21

Less Distributions From:
Net Investment Income	(0.01)		(0.10)	(0.16)	(0.22)	(0.11)
Net Realized Gains	—		(0.53)	(0.35)	(0.57)	(0.59)

Total Distributions	(0.01)		(0.63)	(0.51)	(0.79)	(0.70)

Net Asset Value, End of Period	$ 8.62		$ 6.72	$10.07	$10.67	$10.47

Total Return(a)	28.39%		(26.61)%	(0.93)%	9.80%	12.45%
Net Assets, End of Period (000’s)	$21,822		$21,871	$36,868	$41,963	$42,198
Ratios to Average Net Assets
Gross Expense	1.39%		1.48%	1.20%	1.14%	1.22%
Net Expenses(b)	0.83%		0.86%	0.88%	0.89%	0.97%
Net Investment Income	0.46%		1.31%	0.98%	1.20%	1.44%
Portfolio Turnover Rate	10%		42%	21%	22%	9%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 6.54		$ 9.82	$10.49	$10.35	$ 9.88
Income (Loss) From Operations:
Net Investment Income	(0.03	)(c)	0.03 (c)	0.02 (c)	0.05 (c)	0.05
Net Realized and Unrealized Gain (Loss)	1.82		(2.74)	(0.18)	0.85	1.07

Total Income (Loss) From Operations	1.79		(2.71)	(0.16)	0.90	1.12

Less Distributions From:
Net Investment Income	—		(0.04)	(0.16)	(0.19)	(0.06)
Net Realized Gains	—		(0.53)	(0.35)	(0.57)	(0.59)

Total Distributions	—		(0.57)	(0.51)	(0.76)	(0.65)

Net Asset Value, End of Period	$ 8.33		$ 6.54	$ 9.82	$10.49	$10.35

Total Return(a)	27.37%		(27.16)%	(1.70)%	8.94%	11.61%
Net Assets, End of Period (000’s)	$13,660		$12,432	$21,403	$23,656	$22,566
Ratios to Average Net Assets
Gross Expense	1.88%		1.97%	1.72%	1.64%	1.72%
Net Expenses(b)	1.62%		1.67%	1.65%	1.64%	1.72%
Net Investment Income	(0.33)%		0.45%	0.18%	0.45%	0.52%
Portfolio Turnover Rate	10%		42%	21%	22%	9%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

166	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

CLASS A SHARES	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$ 5.38	$ 9.99		$10.98	$10.65	$ 9.72
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.04)	0.03		(0.01)	0.02	0.02
Net Realized and Unrealized Gain (Loss)	2.06	(3.89)		(0.45)	1.22	1.70

Total Income (Loss) From Operations	2.02	(3.86)		(0.46)	1.24	1.72

Less Distributions From:
Net Investment Income	—	(0.03)		(0.13)	(0.19)	(0.05)
Return of Capital	—	(0.01)		—	—	—
Net Realized Gains	—	(0.71)		(0.40)	(0.72)	(0.74)

Total Distributions	—	(0.75)		(0.53)	(0.91)	(0.79)

Net Asset Value, End of Period	$ 7.40	$ 5.38		$ 9.99	$10.98	$10.65

Total Return(a)	37.55%	(38.02)%		(4.44)%	12.21%	18.34%
Net Assets, End of Period (000’s)	$12,078	$10,808		$20,282	$22,606	$20,790
Ratios to Average Net Assets
Gross Expense	1.82%	1.98%		1.39%	1.36%	1.51%
Net Expenses(b)	0.91%	0.92%		0.85%	0.86%	1.00%
Net Investment Income (Loss)	(0.55)%	0.42%		(0.09)%	0.16%	0.70%
Portfolio Turnover Rate	9%	31%		19%	22%	6%

CLASS B SHARES	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$ 5.18	$ 9.67		$10.70	$10.42	$ 9.54
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.07)	(0.01)		(0.07)	(0.04)	(0.05)
Net Realized and Unrealized Gain (Loss)	1.97	(3.76)		(0.43)	1.19	1.69

Total Income (Loss) From Operations	1.90	(3.77)		(0.50)	1.15	1.64

Less Distributions From:
Net Investment Income	—	(0.00	)(d)	(0.13)	(0.15)	(0.02)
Return of Capital	—	(0.01)		—	—	—
Net Realized Gains	—	(0.71)		(0.40)	(0.72)	(0.74)

Total Distributions	—	(0.72)		(0.53)	(0.87)	(0.76)

Net Asset Value, End of Period	$ 7.08	$ 5.18		$ 9.67	$10.70	$10.42

Total Return(a)	36.87%	(38.38)%		(4.98)%	11.59%	17.75%
Net Assets, End of Period (000’s)	$6,035	$5,033		$9,566	$10,740	$9,559
Ratios to Average Net Assets
Gross Expense	2.31%	2.48%		1.89%	1.86%	2.01%
Net Expenses(b)	1.48%	1.49%		1.42%	1.43%	1.57%
Net Investment Income (Loss)	(1.12)%	(0.13)%		(0.70)%	(0.40)%	0.00	%(e)
Portfolio Turnover Rate	9%	31%		19%	22%	6%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	Represent less than 0.01%.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	167

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB STRATEGIC ALLOCATION FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.15	$14.43	$15.11	$13.75	$12.92
Income (Loss) From Operations:
Net Investment Income	0.30 (c)	0.38 (c)	0.38 (c)	0.29 (c)	0.18
Net Realized and Unrealized Gain (Loss)	2.51	(3.26)	(0.66)	1.37	0.86

Total Income (Loss) From Operations	2.81	(2.88)	(0.28)	1.66	1.04

Less Distributions From:
Net Investment Income	(0.31)	(0.40)	(0.40)	(0.30)	(0.21)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.31)	(0.40)	(0.40)	(0.30)	(0.21)

Net Asset Value, End of Period	$13.65	$11.15	$14.43	$15.11	$13.75

Total Return(a)	25.48%	(20.12)%	(1.89)%	12.23%	8.09%
Net Assets, End of Period (000’s)	$14,552	$11,766	$18,569	$21,547	$21,679
Ratios to Average Net Assets
Gross Expense	2.31%	2.22%	1.94%	1.62%	1.54%
Net Expenses(b)	1.09%	1.08%	0.98%	1.05%	1.10%
Net Investment Income	2.39%	3.15%	2.59%	2.10%	1.30%
Portfolio Turnover Rate	111%	59%	17%	157%	48%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.27	$14.50	$15.12	$13.75	$12.92
Income (Loss) From Operations:
Net Investment Income	0.21 (c)	0.30 (c)	0.25 (c)	0.18 (c)	0.07
Net Realized and Unrealized Gain (Loss)	2.54	(3.31)	(0.66)	1.38	0.87

Total Income (Loss) From Operations	2.75	(3.01)	(0.41)	1.56	0.94

Less Distributions From:
Net Investment Income	(0.23)	(0.22)	(0.21)	(0.19)	(0.11)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.23)	(0.22)	(0.21)	(0.19)	(0.11)

Net Asset Value, End of Period	$13.79	$11.27	$14.50	$15.12	$13.75

Total Return(a)	24.59%	(20.73)%	(2.76)%	11.41%	7.33%
Net Assets, End of Period (000’s)	$1,546	$2,280	$3,808	$5,419	$8,827
Ratios to Average Net Assets
Gross Expense	2.81%	2.72%	2.43%	2.12%	2.04%
Net Expenses(b)	1.84%	1.83%	1.85%	1.81%	1.81%
Net Investment Income	1.68%	2.40%	1.73%	1.29%	0.60%
Portfolio Turnover Rate	111%	59%	17%	157%	48%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.18	$14.47	$15.15	$13.79	$12.96
Income (Loss) From Operations:
Net Investment Income	0.33 (c)	0.40 (c)	0.40 (c)	0.29	0.30
Net Realized and Unrealized Gain (Loss)	2.52	(3.27)	(0.67)	1.38	0.78

Total Income (Loss) From Operations	2.85	(2.87)	(0.27)	1.67	1.08

Less Distributions From:
Net Investment Income	(0.34)	(0.42)	(0.41)	(0.31)	(0.25)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.34)	(0.42)	(0.41)	(0.31)	(0.25)

Net Asset Value, End of Period	$13.69	$11.18	$14.47	$15.15	$13.79

Total Return(a)	25.79%	(20.01)%	(1.85)%	12.32%	8.35%
Net Assets, End of Period (000’s)	$2,023	$1,815	$2,658	$5,226	$20,078
Ratios to Average Net Assets
Gross Expense	2.06%	2.09%	1.61%	1.37%	1.17%
Net Expenses(b)	0.86%	0.91%	0.93%	0.94%	0.89%
Net Investment Income	2.63%	3.32%	2.65%	2.10%	1.51%
Portfolio Turnover Rate	111%	59%	17%	157%	48%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

168	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP VALUE FUND

CLASS A SHARES	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$ 7.03		$11.32	$13.41	$12.44		$10.93
Income (Loss) From Operations:
Net Investment Income	0.04	(c)	0.19 (c)	0.12 (c)	0.12		0.10
Net Realized and Unrealized Gain (Loss)	2.83		(4.30)	(1.35)	1.80		2.29

Total Income (Loss) From Operations	2.87		(4.11)	(1.23)	1.92		2.39

Less Distributions From:
Net Investment Income	(0.05)		(0.15)	(0.12)	(0.12)		(0.10)
Return of Capital	0.00	(d)	—	—	—		—
Net Realized Gains	—		(0.03)	(0.74)	(0.83)		(0.78)

Total Distributions	(0.05)		(0.18)	(0.86)	(0.95)		(0.88)

Net Asset Value, End of Period	$ 9.85		$ 7.03	$11.32	$13.41		$12.44

Total Return(a)	41.02%		(36.53)%	(9.56)%	16.10%		22.45%
Net Assets, End of Period (000’s)	$6,606		$5,027	$40,021	$39,023		$34,187
Ratios to Average Net Assets
Gross Expense	1.42%		1.34%	1.31%	1.21%		1.27%
Net Expenses(b)	1.15%		0.53%	1.03%	0.93%		0.98%
Net Investment Income	0.41%		2.30%	0.93%	0.94%		0.86%
Portfolio Turnover Rate	29%		34%	17%	18%		18%

CLASS B SHARES	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$ 6.95		$11.15	$13.21	$12.27		$10.80
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.03	)(c)	0.06 (c)	0.01 (c)	(0.00	)(d)	0.00 (d)
Net Realized and Unrealized Gain (Loss)	2.80		(4.20)	(1.32)	1.78		2.25

Total Income (Loss) From Operations	2.77		(4.14)	(1.31)	1.78		2.25

Less Distributions From:
Net Investment Income	(0.01)		(0.03)	(0.01)	(0.01)		—
Return of Capital	(0.00	)(d)	—	—	—		—
Net Realized Gains	—		(0.03)	(0.74)	(0.83)		(0.78)

Total Distributions	(0.01)		(0.06)	(0.75)	(0.84)		(0.78)

Net Asset Value, End of Period	$ 9.71		$ 6.95	$11.15	$13.21		$12.27

Total Return(a)	39.91%		(37.12)%	(10.30)%	15.01%		21.38%
Net Assets, End of Period (000’s)	$858		$840	$1,232	$1,418		$1,229
Ratios to Average Net Assets
Gross Expense	1.92%		1.87%	1.87%	1.88%		1.92%
Net Expenses(b)	1.89%		1.85%	1.85%	1.88%		1.92%
Net Investment Income	(0.31)%		0.67%	0.11%	(0.01)%		(0.07)%
Portfolio Turnover Rate	29%		34%	17%	18%		18%

INSTITUTIONAL I SHARES	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$ 7.05		$11.34	$13.41	$12.45		$10.93
Income (Loss) From Operations:
Net Investment Income	0.05	(c)	0.13 (c)	0.13 (c)	0.11		0.10
Net Realized and Unrealized Gain (Loss)	2.84		(4.26)	(1.34)	1.79		2.29

Total Income (Loss) From Operations	2.89		(4.13)	(1.21)	1.90		2.39

Less Distributions From:
Net Investment Income	(0.06)		(0.13)	(0.12)	(0.11)		(0.09)
Return of Capital	0.00	(d)	—	—	—		—
Net Realized Gains	—		(0.03)	(0.74)	(0.83)		(0.78)

Total Distributions	(0.06)		(0.16)	(0.86)	(0.94)		(0.87)

Net Asset Value, End of Period	$ 9.88		$ 7.05	$11.34	$13.41		$12.45

Total Return(a)	41.23%		(36.62)%	(9.42)%	15.92%		22.54%
Net Assets, End of Period (000’s)	$156,442		$117,108	$121,163	$133,496		$115,735
Ratios to Average Net Assets
Gross Expense	1.17%		1.13%	1.13%	1.14%		1.17%
Net Expenses(b)	0.99%		0.96%	0.97%	1.00%		1.03%
Net Investment Income	0.57%		1.55%	0.99%	0.88%		0.82%
Portfolio Turnover Rate	29%		34%	17%	18%		18%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	169

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP GROWTH FUND

CLASS A SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$5.80		$ 8.75		$ 9.29		$ 8.30		$ 7.48
Income (Loss) From Operations:
Net Investment Income (Loss)	0.00	(c)(d)	(0.01	)(c)	0.00	(c)(d)	0.01	(c)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.29		(2.93)		(0.27)		0.98		0.84

Total Income (Loss) From Operations	2.29		(2.94)		(0.27)		0.99		0.83

Less Distributions From:
Net Investment Income	0.00	(d)	(0.01)		(0.02)		—		(0.01)
Net Realized Gains	—		—		(0.25)		—		—
Return of Capital	—		—		0.00	(d)	—		—

Total Distributions	—		(0.01)		(0.27)		—		(0.01)

Net Asset Value, End of Period	$8.09		$ 5.80		$ 8.75		$ 9.29		$ 8.30

Total Return(a)	39.52%		(33.56)%		(3.09)%		11.93%		11.05%
Net Assets, End of Period (000’s)	$20,790		$15,714		$1,858		$1,987		$2,936
Ratios to Average Net Assets
Gross Expense	1.64%		1.53%		1.63%		1.71%		1.69%
Net Expenses(b)	1.29%		1.23%		1.31%		1.32%		1.29%
Net Investment Income (Loss)	(0.06)%		(0.16)%		0.05%		0.16%		0.06%
Portfolio Turnover Rate	83%		138%		76%		56%		64%

CLASS B SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 5.40		$ 8.18		$ 8.77		$ 7.89		$ 7.16
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.05	)(c)	(0.04	)(c)	(0.06	)(c)	(0.05	)(c)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.13		(2.74)		(0.27)		0.93		0.79

Total Income (Loss) From Operations	2.08		(2.78)		(0.33)		0.88		0.73

Less Distributions From:
Net Investment Income	—		—		(0.01)		—		—
Net Realized Gains	—		—		(0.25)		—		—
Return of Capital	—		—		0.00	(d)	—		—

Total Distributions	—		—		(0.26)		—		—

Net Asset Value, End of Period	$ 7.48		$ 5.40		$ 8.18		$ 8.77		$ 7.89

Total Return(a)	38.33%		(33.99)%		(3.91)%		11.15%		10.20%
Net Assets, End of Period (000’s)	$1,722		$2,508		$964		$1,229		$1,316
Ratios to Average Net Assets
Gross Expense	2.12%		2.08%		2.13%		2.21%		2.21%
Net Expenses(b)	2.01%		2.01%		2.05%		2.07%		2.07%
Net Investment Income (Loss)	(0.77)%		(0.68)%		(0.69)%		(0.60)%		(0.71)%
Portfolio Turnover Rate	83%		138%		76%		56%		64%

INSTITUTIONAL I SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 5.80		$ 8.75		$ 9.28		$ 8.30		$ 7.47
Income (Loss) From Operations:
Net Investment Income	0.01	(c)	0.02	(c)	0.01	(c)	0.03	(c)	0.01
Net Realized and Unrealized Gain (Loss)	2.29		(2.95)		(0.27)		0.97		0.83

Total Income (Loss) From Operations	2.30		(2.93)		(0.26)		1.00		0.84

Less Distributions From:
Net Investment Income	(0.01)		(0.02)		(0.02)		(0.02)		(0.01)
Net Realized Gains	—		—		(0.25)		—		—
Return of Capital	—		—		0.00	(d)	—		—

Total Distributions	(0.01)		(0.02)		(0.27)		(0.02)		(0.01)

Net Asset Value, End of Period	$ 8.09		$ 5.80		$ 8.75		$ 9.28		$ 8.30

Total Return(a)	39.72%		(33.47)%		(2.97)%		12.09%		11.30%
Net Assets, End of Period (000’s)	$121,608		$92,658		$69,988		$49,283		$47,656
Ratios to Average Net Assets
Gross Expense	1.39%		1.36%		1.38%		1.46%		1.46%
Net Expenses	1.10	%(e)	1.13	%(b)	1.17	%(b)	1.15	%(b)	1.13	%(b)
Net Investment Income	0.14%		0.30%		0.16%		0.30%		0.22%
Portfolio Turnover Rate	83%		138%		76%		56%		64%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	The investment advisor contractually waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

170	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MID CAP GROWTH FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 8.37		$13.43	$15.05	$16.29	$14.06
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.05)		(0.01)	(0.09)	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss)	3.93		(4.74)	0.74	0.99	4.13

Total Income (Loss) From Operations	3.88		(4.75)	0.65	0.92	4.07

Less Distributions From:
Net Investment Income	(0.01)		—	—	—	—
Return of Capital	0.00	(d)	—	—	—	—
Net Realized Gains	—		(0.31)	(2.27)	(2.16)	(1.84)

Total Distributions	(0.01)		(0.31)	(2.27)	(2.16)	(1.84)

Net Asset Value, End of Period	$12.24		$ 8.37	$13.43	$15.05	$16.29

Total Return(a)	46.30%		(34.75)%	4.48%	6.64%	30.27%
Net Assets, End of Period (000’s)	$40,438		$19,638	$6,314	$6,930	$7,734
Ratios to Average Net Assets
Gross Expense	1.62%		1.59%	1.66%	1.64%	1.61%
Net Expenses(b)	1.13%		1.08%	1.25%	1.29%	1.29%
Net Investment Income (Loss)	(0.51)%		(0.10)%	(0.60)%	(0.51)%	(0.41)%
Portfolio Turnover Rate	56%		90%	58%	75%	79%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 7.96		$12.90	$14.65	$16.02	$13.96
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.12)		(0.06)	(0.19)	(0.18)	(0.18)
Net Realized and Unrealized Gain (Loss)	3.71		(4.57)	0.71	0.97	4.08

Total Income (Loss) From Operations	3.59		(4.63)	0.52	0.79	3.90

Less Distributions From:
Net Investment Income	—		—	—	—	—
Net Realized Gains	—		(0.31)	(2.27)	(2.16)	(1.84)

Total Distributions	—		(0.31)	(2.27)	(2.16)	(1.84)

Net Asset Value, End of Period	$11.55		$ 7.96	$12.90	$14.65	$16.02

Total Return(a)	45.10%		(35.26)%	3.67%	5.91%	29.23%
Net Assets, End of Period (000’s)	$2,108		$1,321	$528	$646	$647
Ratios to Average Net Assets
Gross Expense	2.13%		2.11%	2.05%	2.13%	2.12%
Net Expenses(b)	1.85%		1.83%	1.90%	2.04%	2.05%
Net Investment Income (Loss)	(1.23)%		(0.80)%	(1.35)%	(1.26)%	(1.14)%
Portfolio Turnover Rate	56%		90%	58%	75%	79%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 8.54		$13.66	$15.25	$16.45	$14.17
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.04)		0.02	(0.07)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss)	4.00		(4.83)	0.75	1.01	4.16

Total Income (Loss) From Operations	3.96		(4.81)	0.68	0.96	4.12

Less Distributions From:
Net Investment Income	(0.01)		—	—	—	—
Return of Capital	0.00	(d)	—	—	—	—
Net Realized Gains	—		(0.31)	(2.27)	(2.16)	(1.84)

Total Distributions	(0.01)		(0.31)	(2.27)	(2.16)	(1.84)

Net Asset Value, End of Period	$12.49		$ 8.54	$13.66	$15.25	$16.45

Total Return(a)	46.37%		(34.60)%	4.63%	6.83%	30.39%
Net Assets, End of Period (000’s)	$143,594		$95,447	$68,897	$53,180	$81,759
Ratios to Average Net Assets
Gross Expense	1.36%		1.39%	1.41%	1.39%	1.36%
Net Expenses(b)	0.96	%(d)	0.94%	1.11%	1.14%	1.13%
Net Investment Income (Loss)	(0.33)%		0.18%	(0.49)%	(0.35)%	(0.25)%
Portfolio Turnover Rate	56%		90%	58%	75%	79%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	The investment advisor contractually waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	171

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND

CLASS A SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 9.99		$15.53		$19.40		$21.07		$14.53
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.12	)(c)	(0.06	)(c)	(0.17	)(c)	(0.13	)(c)	(0.05)
Net Realized and Unrealized Gain (Loss)	4.61		(5.48)		(0.65)		1.59		6.64

Total Income (Loss) From Operations	4.49		(5.54)		(0.82)		1.46		6.59

Less Distributions From:
Net Investment Income	—		—		—		—		—
Net Realized Gains	—		—		(3.05)		(3.13)		(0.05)

Total Distributions	—		—		(3.05)		(3.13)		(0.05)

Net Asset Value, End of Period	$14.48		$ 9.99		$15.53		$19.40		$21.07

Total Return(a)	44.94%		(35.67)%		(5.26)%		8.08%		45.47%
Net Assets, End of Period (000’s)	$41,276		$29,935		$47,294		$55,406		$59,464
Ratios to Average Net Assets
Gross Expense	1.70%		1.66%		1.62%		1.61%		1.68%
Net Expenses(b)	1.30%		1.26%		1.31%		1.31%		1.31%
Net Investment Income (Loss)	(0.98)%		(0.49)%		(0.93)%		(0.68)%		(0.60)%
Portfolio Turnover Rate	635%		865%		600%		452%		534%

CLASS B SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 9.23		$14.47		$18.31		$20.20		$14.04
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.13	)(c)	(0.29	)(c)	(0.26	)(c)	(0.22)
Net Realized and Unrealized Gain (Loss)	4.24		(5.11)		(0.60)		1.50		6.43

Total Income (Loss) From Operations	4.05		(5.24)		(0.89)		1.24		6.21

Less Distributions From:
Net Investment Income	—		—		—		—		—
Net Realized Gains	—		—		(2.95)		(3.13)		(0.05)

Total Distributions	—		—		(2.95)		(3.13)		(0.05)

Net Asset Value, End of Period	$13.28		$ 9.23		$14.47		$18.31		$20.20

Total Return(a)	43.88%		(36.21)%		(5.96)%		7.27%		44.35%
Net Assets, End of Period (000’s)	$1,953		$1,808		$2,119		$2,747		$2,940
Ratios to Average Net Assets
Gross Expense	2.20%		2.20%		2.11%		2.11%		2.19%
Net Expenses(b)	2.06%		2.06%		2.06%		2.05%		2.05%
Net Investment Income (Loss)	(1.74)%		(1.27)%		(1.68)%		(1.43)%		(1.34)%
Portfolio Turnover Rate	635%		865%		600%		452%		534%

CLASS C SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$ 9.61		$14.93		$18.75		$20.47		$14.12
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.05	)(c)	(0.15	)(c)	(0.13	)(c)	(0.04)
Net Realized and Unrealized Gain (Loss)	4.45		(5.27)		(0.63)		1.54		6.44

Total Income (Loss) From Operations	4.36		(5.32)		(0.78)		1.41		6.40

Less Distributions From:
Net Investment Income	—		—		—		—		—
Net Realized Gains	—		—		(3.04)		(3.13)		(0.05)

Total Distributions	—		—		(3.04)		(3.13)		(0.05)

Net Asset Value, End of Period	$13.97		$ 9.61		$14.93		$18.75		$20.47

Total Return(a)	45.27%		(35.63)%		(5.23)%		8.06%		45.44%
Net Assets, End of Period (000’s)	$325		$210		$299		$287		$386
Ratios to Average Net Assets
Gross Expense	2.20%		2.62%		1.47%		1.39%		1.42%
Net Expenses(b)	1.09%		1.22%		1.28%		1.31%		1.28%
Net Investment Income (Loss)	(0.75)%		(0.42)%		(0.89)%		(0.68)%		(0.56)%
Portfolio Turnover Rate	635%		865%		600%		452%		534%

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

172	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND – (continued)

INSTITUTIONAL I SHARES	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.26		$15.94		$19.83		$21.44		$14.77
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.10	)(c)	(0.05	)(c)	(0.15	)(c)	(0.11	)(c)	0.01
Net Realized and Unrealized Gain (Loss)	4.73		(5.63)		(0.67)		1.63		6.71

Total Income (Loss) From Operations	4.63		(5.68)		(0.82)		1.52		6.72

Less Distributions From:
Net Investment Income	—		—		—		—		—
Net Realized Gains	—		—		(3.07)		(3.13)		(0.05)

Total Distributions	—		—		(3.07)		(3.13)		(0.05)

Net Asset Value, End of Period	$14.89		$10.26		$15.94		$19.83		$21.44

Total Return(a)	45.13%		(35.63)%		(5.16)%		8.22%		45.61%
Net Assets, End of Period (000’s)	$130,502		$93,014		$141,074		$126,882		$115,762
Ratios to Average Net Assets
Gross Expense	1.45%		1.43%		1.38%		1.38%		1.45%
Net Expenses(b)	1.17	%(d)	1.18%		1.19%		1.18%		1.17%
Net Investment Income (Loss)	(0.84)%		(0.40)%		(0.81)%		(0.56)%		(0.46)%
Portfolio Turnover Rate	635%		865%		600%		452%		534%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	The investment advisor contractually waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	173

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERNATIONAL EQUITY FUND

CLASS A SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 6.24	$12.18	$13.75	$12.26	$10.88
Income (Loss) From Operations:
Net Investment Income(c)	0.08	0.18	0.17	0.16	0.11
Net Realized and Unrealized Gain (Loss)	2.12	(5.67)	(0.44)	2.08	2.83

Total Income (Loss) From Operations	2.20	(5.49)	(0.27)	2.24	2.94

Less Distributions From:
Net Investment Income	(0.01)	(0.15)	(0.13)	(0.12)	(0.18)
Net Realized Gains	—	(0.30)	(1.17)	(0.63)	(1.38)

Total Distributions	(0.01)	(0.45)	(1.30)	(0.75)	(1.56)

Net Asset Value, End of Period	$ 8.43	$ 6.24	$12.18	$13.75	$12.26

Total Return(a)	35.06%	(44.87)%	(2.39)%	18.89%	29.77%
Net Assets, End of Period (000’s)	$7,129	$5,691	$11,709	$13,245	$11,887
Ratios to Average Net Assets
Gross Expense	1.72%	1.69%	1.69%	1.85%	1.79%
Net Expenses(b)	1.43%	1.37%	1.43%	1.54%	1.48%
Net Investment Income	0.98%	2.21%	1.25%	1.30%	0.97%
Portfolio Turnover Rate	52%	105%	58%	39%	136%

CLASS B SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.99	$11.72	$13.37	$11.96	$10.67
Income (Loss) From Operations:
Net Investment Income(c)	0.01	0.12	0.06	0.06	0.01
Net Realized and Unrealized Gain (Loss)	2.03	(5.45)	(0.41)	2.02	2.78

Total Income (Loss) From Operations	2.04	(5.33)	(0.35)	2.08	2.79

Less Distributions From:
Net Investment Income	—	(0.10)	(0.13)	(0.04)	(0.12)
Net Realized Gains	—	(0.30)	(1.17)	(0.63)	(1.38)

Total Distributions	—	(0.40)	(1.30)	(0.67)	(1.50)

Net Asset Value, End of Period	$8.03	$ 5.99	$11.72	$13.37	$11.96

Total Return(a)	34.06%	(45.30)%	(3.15)%	18.01%	28.84%
Net Assets, End of Period (000’s)	$498	$441	$1,095	$1,040	$827
Ratios to Average Net Assets
Gross Expense	2.22%	2.19%	2.22%	2.38%	2.35%
Net Expenses(b)	2.22%	2.18%	2.21%	2.29%	2.25%
Net Investment Income	0.19%	1.43%	0.48%	0.53%	0.12%
Portfolio Turnover Rate	52%	105%	58%	39%	136%

INSTITUTIONAL I SHARES	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 6.19	$12.09	$13.64	$12.17	$10.81
Income (Loss) From Operations:
Net Investment Income(c)	0.09	0.18	0.18	0.17	0.11
Net Realized and Unrealized Gain (Loss)	2.10	(5.62)	(0.42)	2.06	2.81

Total Income (Loss) From Operations	2.19	(5.44)	(0.24)	2.23	2.92

Less Distributions From:
Net Investment Income	(0.02)	(0.16)	(0.14)	(0.13)	(0.18)
Net Realized Gains	—	(0.30)	(1.17)	(0.63)	(1.38)

Total Distributions	(0.02)	(0.46)	(1.31)	(0.76)	(1.56)

Net Asset Value, End of Period	$ 8.36	$ 6.19	$12.09	$13.64	$12.17

Total Return(a)	35.33%	(44.84)%	(2.25)%	18.93%	29.84%
Net Assets, End of Period (000’s)	$196,459	$153,106	$273,900	$244,088	$152,530
Ratios to Average Net Assets
Gross Expense	1.47%	1.46%	1.45%	1.62%	1.59%
Net Expenses(b)	1.32%	1.30%	1.31%	1.46%	1.44%
Net Investment Income	1.10%	2.27%	1.42%	1.33%	0.98%
Portfolio Turnover Rate	52%	105%	58%	39%	136%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2010

174	NOTES TO FINANCIAL STATEMENTS

MTB Group of Funds

April 30, 2010

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 26 portfolios, 18 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 8 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Objectives
MTB Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, preservation of capital.

MTB Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	The Fund seeks to provide current income.

MTB U.S. Government Bond Fund (“U.S. Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital appreciation.

MTB New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

MTB Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Pennsylvania state and local income taxes.

MTB Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

MTB Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”)(n)*	The Fund seeks to provide current income that is exempt from both federal and Virginia state and local income taxes.

MTB Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

MTB Income Fund (“Income Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

MTB Managed Allocation Fund – Conservative Growth (“Conservative Growth Fund”)(d)**	The Fund seeks to provide capital appreciation and current income.

MTB Managed Allocation Fund – Moderate Growth (“Moderate Growth Fund”)(d)**	The Fund seeks to provide capital appreciation and secondarily, current income.

MTB Managed Allocation Fund – Aggressive Growth (“Aggressive Growth Fund”)(d)**	The Fund seeks to provide capital appreciation.

MTB Strategic Allocation Fund (formerly MTB Balanced Fund) (“Strategic Allocation Fund”)(d)	The Fund seeks to provide total return.

MTB Large Cap Value Fund (“Large Cap Value Fund”)(d)	The Fund seeks to provide long term capital appreciation and secondarily, current income.

MTB Large Cap Growth Fund (“Large Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB Small Cap Growth Fund (“Small Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB International Equity Fund (“International Equity Fund”)(d)	The Fund seeks to provide long term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

(d)	Diversified

(n)	Non-diversified

*	The Virginia Municipal Bond Fund is the successor and accounting survivor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The FBR Virginia Tax-Free Portfolio’s fiscal year-end was October 31.

**	The Fund invests solely in the shares of other funds within the Trust and as a result, indirectly bears the operating expenses of such funds.

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	175

The Trust offers 8 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class B Shares, Class C Shares, Class S Shares, Corporate Shares, Institutional I Shares and Institutional II Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

As of the close of business on December 31, 2008, the Funds’ Class B Shares were no longer available for purchase by new or existing shareholders. Shareholders of Class B Shares of the Funds on that date retained their current Class B Shares, but are not able to purchase additional Class B Shares except through the reinvestment of dividends and distributions. Shareholders may still redeem their Class B Shares at any time, subject to any applicable deferred sales charges. Shareholders also retain the ability to exchange their Class B Shares for Class B Shares of other funds in the Trust. Additionally, Rule 12b-1 fees continue to be assessed and collected on the Class B Shares of the Funds.

At the December 2009 Board meeting, the Board approved the creation of Class C shares within certain series of the Trust. Effective March 23, 2010, MTB Intermediate-Term Bond Fund, MTB Short-Term Corporate Bond Fund, and MTB Short Duration Government Bond Fund began offering Class C shares to shareholders. Class C commenced investment operations on April 5, 2010, April 9, 2010, and April 12, 2010 for the Intermediate-Term Bond Fund, the Short-Term Corporate Bond Fund, and the Short Duration Government Bond Fund, respectively.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the SEC and its staff. It is effective for financial statements issued for interim and annual periods ending on or after September 15, 2009. The Funds adopted the standard effective October 31, 2009. The adoption did not have a material effect on the Funds’ financial statements.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	investments in other open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In January 2010, the Financial Accounting Standard Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual periods beginning after December 15, 2009. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010.

(continued on next page)

ANNUAL REPORT  /  April 30, 2010

176	NOTES TO FINANCIAL STATEMENTS

Management is currently evaluating the effects that the adoption of ASU 2010-06 will have on the Funds’ financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the counterparty to the repurchase agreement. Other repurchase agreements are treated as obligations of the counterparty secured by the underlying securities. Nevertheless, the insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Investment transactions are accounted for on a trade date for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distribution from net investment income are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
Short Duration Government Bond Fund	Daily	Monthly
Short-Term Corporate Bond Fund	Daily	Monthly
U.S. Government Bond Fund	Daily	Monthly
New York Municipal Bond Fund	Daily	Monthly
Pennsylvania Municipal Bond Fund	Daily	Monthly
Maryland Municipal Bond Fund	Daily	Monthly
Virginia Municipal Bond Fund	Daily	Monthly
Intermediate-Term Bond Fund	Daily	Monthly
Income Fund	Daily	Monthly
Conservative Growth Fund	Quarterly	Quarterly
Moderate Growth Fund	Annually	Annually
Aggressive Growth Fund	Annually	Annually
Strategic Allocation Fund	Quarterly	Quarterly
Large Cap Value Fund	Quarterly	Quarterly
Large Cap Growth Fund	Annually	Annually
Mid Cap Growth Fund	Annually	Annually
Small Cap Growth Fund	Annually	Annually
International Equity Fund	Annually	Annually

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Foreign Exchange Contracts – The International Equity Fund may enter into foreign currency commitments or foreign currency

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	177

exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign Currency Translation – The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Futures Contracts – The International Equity Fund may periodically purchase stock index futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There were no futures contracts outstanding during the year ended April 30, 2010.

Dollar Roll Transactions – The U.S. Government Bond Fund, Intermediate-Term Bond Fund and Income Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchase and sales, will not exceed 12 months.

Lending of Portfolio Securities

Effective September 2009, the Trust entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2010, the Funds listed below had securities with the following values on loan:

	Value of Securities on Loan	Value of Collateral
Short-Term Corporate Bond Fund	$4,038,313	$4,142,000
Intermediate-Term Bond Fund	988,328	1,010,000
Income Fund	1,988,440	2,028,000
Strategic Allocation Fund	578,480	591,000
Large Cap Growth Fund	2,256,241	2,312,000
Mid Cap Growth Fund	7,558,637	7,728,000
Small Cap Growth Fund	13,338,821	13,815,000
International Equity Fund	11,959,715	12,571,000

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

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ANNUAL REPORT  /  April 30, 2010

178	NOTES TO FINANCIAL STATEMENTS

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on foreign currency transactions, expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

As of April 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the three-year periods ended April 30, 2009, 2008, and 2007, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
US Government Bond Fund	$(459,205)	$—	$459,205
New York Municipal Bond Fund	—	3,120	(3,120)
Pennsylvania Municipal Bond Fund	—	(22,840)	22,840
Maryland Municipal Bond Fund	—	(1,588)	1,588
Virginia Municipal Bond Fund	—	(3,472)	3,472
Aggressive Growth Fund	(133,392)	133,392	—
Strategic Allocation Fund	(32,428,634)	(1,974)	32,430,608
Large Cap Value Fund	6,293,602	(617)	(6,292,985)
Large Cap Growth Fund	5,837,776	79,326	(5,917,102)
Mid Cap Growth Fund	26,694,894	557,124	(27,252,018)
Small Cap Growth Fund	10,374,912	1,290,603	(11,665,515)
International Equity Fund	—	200,053	(200,053)

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2010 and 2009 were as follows:

	2010				2009
Fund	Return of Capital	Ordinary Income*		Return of Capital	Ordinary Income*		Long-Term Capital Gains
Short Duration Government Bond Fund	$—	$2,716,863		$—	$5,050,387		$—
Short-Term Corporate Bond Fund	—	2,054,067		—	1,705,232		—
U.S. Government Bond Fund	—	2,919,878		—	4,420,530		—
New York Municipal Bond Fund	—	3,564,950	**	—	3,953,274	***	—
Pennsylvania Municipal Bond Fund	—	4,173,687	**	—	4,470,894	***	89,578
Maryland Municipal Bond Fund	—	4,903,847	**	—	5,230,818	***	200,535
Virginia Municipal Bond Fund	—	690,469	**	—	649,507	***	8,091
Intermediate-Term Bond Fund	—	5,718,626		—	6,743,289		—
Income Fund	—	8,076,455		—	4,886,305		—
Conservative Growth Fund	—	73,215		—	135,515		321,902
Moderate Growth Fund	—	20,575		—	432,183		2,726,537
Aggressive Growth Fund	—	—		27,820	51,940		1,970,461
Strategic Allocation Fund	—	411,888		—	586,913		—
Large Cap Value Fund	8,559	1,052,647		—	1,940,403		293,583
Large Cap Growth Fund	—	221,004		—	156,114		—
Mid Cap Growth Fund	39	114,384		—	—		1,927,001
Small Cap Growth Fund	—	—		—	—		—
International Equity Fund	—	395,446		—	3,973,111		7,310,059

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $3,560,594, $4,173,687, $4,896,096 and $690,469 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund, and Virginia Municipal Bond Fund, respectively.

***	Included in this amount is tax-exempt income of $3,949,847, $4,726,210, $5,467,662, and $618,718 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund, respectively.

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	179

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed (Over Distributed) Ordinary Income		Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Short Duration Government Bond Fund	$1,502		$—	$1,879,305	$(603,924)
Short-Term Corporate Bond Fund	19,004		—	1,960,536	(616,991)
US Government Bond Fund	18,321		—	2,789,437	(2,751,032)
New York Municipal Bond Fund	10,960	*	—	3,543,573	(4,092,557)
Pennsylvania Municipal Bond Fund	9,316	*	—	3,740,943	(885,209)
Maryland Municipal Bond Fund	15,634	*	—	2,712,711	(367,320)
Virginia Municipal Bond Fund	2,814	*	—	835,395	(43,475)
Intermediate-Term Bond Fund	114,128		—	4,782,525	(1,331,802)
Income Fund	9,801		—	9,060,796	(1,022,833)
Conservative Growth Fund	5,621		—	171,788	(1,131,658)
Moderate Growth Fund	61,195		—	2,491,722	(9,795,011)
Aggressive Growth Fund	—		—	(52,973)	(5,865,583)
Strategic Allocation Fund	39,526		—	309,781	(9,940,249)
Large Cap Value Fund	—		—	9,027,280	(29,776,042)
Large Cap Growth Fund	—		—	31,301,064	(39,651,820)
Mid Cap Growth Fund	—		—	47,112,271	(42,898,441)
Small Cap Growth Fund	—		—	29,090,772	(83,883,730)
International Equity Fund	2,177,024		—	20,110,887	(75,031,040)

*	Included in this amount is tax exempt income of $10,960, $9,316, $15,634, and $2,814 for New York Municipal Bond fund, Pennsylvania Muncipal Bond Fund, Maryland Muncipal Bond Fund, and Virginia Muncipal Bond Fund, respectively.

At April 30, 2010, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforwards to Expire In								Total Capital Loss

Fund	2011	2012	2013	2014	2015	2016	2017	2018	Carryforwards
Short Duration Government Bond Fund	$—	$—	$—	$305,277	$129,435	$—	$—	$—	$434,712
Short-Term Corporate Bond Fund	341,156	—	—	—	176,359	78,458	—	—	595,973
US Government Bond Fund	—	595,734	640,541	385,099	1,129,658	—	—	—	2,751,032
New York Municipal Bond Fund	—	—	—	24,607	187,072	426,253	440,374	3,002,344	4,080,650
Pennsylvania Municipal Bond Fund	—	—	—	—	—	—	885,209	—	885,209
Maryland Municipal Bond Fund	—	—	—	—	—	—	26,424	340,896	367,320
Virginia Municipal Bond Fund	—	—	—	—	—	—	—	41,077	41,077
Intermediate-Term Bond Fund	—	—	—	—	1,331,802	—	—	—	1,331,802
Income Fund	—	—	—	—	974,288	38,126	10,419	—	1,022,833
Conservative Growth Fund	—	—	—	—	—	—	26,521	987,525	1,014,046
Moderate Growth Fund	—	—	—	—	—	—	448,015	8,955,140	9,403,155
Aggressive Growth Fund	—	—	—	—	—	—	772,820	4,913,653	5,686,473
Strategic Allocation Fund	7,270,639	—	—	—	—	—	1,290,351	894,298	9,455,288
Large Cap Value Fund	—	—	—	—	—	—	28,129,450	1,646,592	29,776,042
Large Cap Growth Fund	—	—	—	—	—	—	33,734,718	5,917,102	39,651,820
Mid Cap Growth Fund	—	—	—	—	—	—	41,537,511	1,360,930	42,898,441
Small Cap Growth Fund	—	—	—	—	—	—	82,610,090	1,273,640	83,883,730
International Equity Fund	2,571,078	—	—	—	—	—	14,527,555	57,932,407	75,031,040

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ANNUAL REPORT  /  April 30, 2010

180	NOTES TO FINANCIAL STATEMENTS

As a result of the tax-free transfer of assets described in Note 8, and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2010:

Fund	Capital Loss Carryforwards Used
Short Duration Government Bond Fund	$214,465
Short-Term Corporate Bond Fund	664,962
U.S. Government Bond Fund	301,105
Pennsylvania Municipal Bond Fund	708,051
Intermediate -Term Bond Fund	3,495,418
Income Fund	488,331
Large Cap Growth Fund	4,991,173
Mid Cap Growth Fund	742,474

Additionally, capital loss carryforwards expired as follows during the year ended April 30, 2010:

Fund	Capital Loss Carryforwards Expired
U.S. Government Bond Fund	$459,205
Strategic Allocation Fund	32,428,634

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2010 are as follows:

Fund	Post October Capital Losses
Short Duration Government Bond Fund	$169,212
Short-Term Corporate Bond Fund	21,018
New York Municipal Bond Fund	11,907
Virginia Municipal Bond Fund	2,398
Conservative Growth Fund	117,612
Moderate Growth Fund	391,856
Aggressive Growth Fund	179,110
Strategic Allocation Fund	484,961

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – MTB Investment Advisors, Inc. (“MTBIA”, or the “Advisor”) receives for its services an annual investment advisory fee, accrued daily and paid daily, based on a percentage of each Fund’s average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2010, the Advisor voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year to the net expense ratios shown in each Fund’s financial highlights. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

During the period, the Advisor contractually agreed to waive a portion of its investment advisory fees through March 29, 2010, to limit the total annual operating expenses for Large Cap Growth Fund Class A, B and Institutional I Shares to 1.02%, exclusive of distribution (12b-1) and shareholder service fees and Small Cap Growth Fund Class A, B, C and Institutional I Shares to 1.06%, exclusive of distribution (12b-1) and shareholder service fees. Effective January 15, 2010, the Advisor contractually agreed to waive a portion of its investment advisory fees through January 15, 2011 to limit the total annual operating expenses for the Mid Cap Growth Fund Class A, B and Institutional, I shares to 0.84%. On March 23, 2010, the Advisor contractually agreed to waive 0.60% of its investment advisory fee through June 11, 2011 for the Strategic Allocation Fund.

Fund	Advisory Fee Annual Rate
Short Duration Government Bond Fund	0.60%
Short-Term Corporate Bond Fund	0.70%
U.S. Government Bond Fund	0.70%
New York Municipal Bond Fund	0.70%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.70%
Virginia Municipal Bond Fund	0.70%
Intermediate-Term Bond Fund	0.70%
Income Fund	0.60%
Conservative Growth Fund	0.25%
Moderate Growth Fund	0.25%
Aggressive Growth Fund	0.25%
Strategic Allocation Fund	0.65%
Large Cap Value Fund	0.70%
Large Cap Growth Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund	1.00%

The Advisor has entered into Sub-Advisory agreements with the following sub-advisors to manage the Funds indicated, subject to supervision by the Advisor and the Trustees, and in accordance with the investment objective and restrictions of the respective Funds. For their services, each sub-advisor receives a fee based upon the amount of their respective Fund’s average daily net assets that they manage for the Fund, which is paid by the Advisor and not by the Fund.

Fund	Sub-Advisor	Sub-Advisor Fee

Large Cap Value Fund	NWQ Investment Management Company LLC	0.45%

International Equity Fund	LSV Asset Management	0.49%

	Baring International Investment Limited	0.45%

	Hansberger Global Investors, Inc.	0.60%

DePrince, Race and Zollo, Inc., a sub-advisor to the Strategic Allocation Fund (formerly Balanced Fund) was terminated effective March 22, 2010.

Administrative Fee – BNY Mellon provides the Trust with fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. For the period September 10, 2007 through September 10, 2010, BNY Mellon has agreed to limit fees payable by the Trust for fund administration, accounting and custody services to $2,679,285 per year. MTB Investment Advisors, Inc. (“MTBIA”) in its role as co-administrator,

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	181

provides the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee as specified below.

Administrative fees payable to MTBIA are calculated as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the Trust
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, up to 0.75% of the average daily net assets of the Funds’ Class B Shares and up to 1.00% of the average daily net assets of Class C shares for the Short Duration Government Bond Fund, the Short-Term Corporate Bond Fund and the Intermediate Term Bond Fund, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. The rate for Class C Shares of the Small Cap Growth Fund is 0.75% of the average daily net assets.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

Sales Charges – The Class A Shares of all the Funds bear front-end sales charges. Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (“CDSC”). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase. This is a non-taxable event.

For year ended April 30, 2010, M&T Securities, Inc. (“M&T”), an affiliate of the Advisor, received the amounts listed in the chart below from sales charges on the sale of Class A Shares.

Fund	Sales Charges from Class A Shares
Short Duration Government Bond Fund	$6
U.S. Government Bond Fund	33
New York Municipal Bond Fund	1,720
Maryland Municipal Bond Fund	602
Virginia Municipal Bond Fund	27
Income Fund	806
Conservative Growth Fund	355
Moderate Growth Fund	4,311
Aggressive Growth Fund	3,403
Strategic Allocation Fund	137

Fund	Sales Charges from Class A Shares
Large Cap Value Fund	$627
Large Cap Growth Fund	463
Mid Cap Growth Fund	4,188
Small Cap Growth Fund	3,063
International Equity Fund	868

In addition, for the year ended April 30, 2010, M&T received $1,171 in CDSC on the redemption of Class B Shares.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provide shareholder services to. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2010, M&T or an affiliate received a portion of the fees paid by the Funds which are listed in the chart below:

Fund	Shareholder Services Fee
Short Duration Government Bond Fund	$9
Short-Term Corporate Bond Fund	21
U.S. Government Bond Fund	124
New York Municipal Bond Fund	72
Intermediate-Term Bond Fund	121
Income Fund	33
Moderate Growth Fund	1,797
Strategic Allocation Fund	335
Large Cap Value Fund	129,416
Large Cap Growth Fund	91,537
Mid Cap Growth Fund	143,209
Small Cap Growth Fund	108,660
International Equity Fund	179,510

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the twelve month period ended September 10, 2009, BNY Mellon agreed to pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by BNY Mellon are shown as reimbursements on the Statements of Operations.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007 through November 16, 2010, BNY Mellon has agreed to pay the excess amount of fees

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ANNUAL REPORT  /  April 30, 2010

182	NOTES TO FINANCIAL STATEMENTS

payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable by the Trust exceed $1,047,803 per year. These amounts are shown as reimbursements on the Statements of Operations.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2010 are as follows:

Affiliated Fund	Balance of Shares Held 4/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/10	Value at 4/30/10	Dividend Income
Managed Allocation Fund – Conservative Growth:
Prime Money Market Fund	553,148	4,549,550	4,559,449	543,249	$543,249	$444
Short Duration Government Bond Fund	37,174	8,986	9,861	36,299	360,081	13,050
Short-Term Corporate Bond Fund	74,488	15,402	19,348	70,542	720,236	18,539
U.S. Government Bond Fund	23,143	5,566	6,401	22,308	216,612	9,685
Intermediate-Term Bond Fund	73,982	22,880	22,276	74,586	793,594	37,441
Income Fund	153,148	45,700	45,489	153,359	1,518,256	67,750
Large Cap Value Fund	76,493	7,712	33,501	50,704	500,953	4,284
Large Cap Growth Fund	188,238	19,553	84,494	123,297	997,476	1,916
Mid Cap Growth Fund	27,573	2,145	12,718	17,000	212,330	198
Small Cap Growth Fund	23,252	3,391	12,275	14,368	213,941	—
International Equity Fund	228,589	29,949	129,029	129,509	1,082,694	2,315

Total	1,459,228	4,710,834	4,934,841	1,235,221	7,159,422	155,622

Managed Allocation Fund – Moderate Growth:
Prime Money Market Fund	1,159,199	11,657,635	11,353,301	1,463,533	1,463,533	899
Short Duration Government Bond Fund	67,000	15,070	8,495	73,575	729,863	23,952
Short-Term Corporate Bond Fund	234,897	44,275	28,949	250,223	2,554,774	59,608
Intermediate-Term Bond Fund	266,647	89,100	46,513	309,234	3,290,249	139,641
Income Fund	399,472	197,539	78,925	518,086	5,129,051	198,733
Large Cap Value Fund	393,102	2,782	102,237	293,647	2,901,232	22,959
Large Cap Growth Fund	1,573,006	2,215	414,860	1,160,361	9,387,319	16,941
Mid Cap Growth Fund	206,012	140	62,574	143,578	1,793,296	1,573
Small Cap Growth Fund	140,134	5,431	48,483	97,082	1,445,552	—
International Equity Fund	1,430,530	20,406	532,136	918,800	7,681,168	15,607

Total	5,869,999	12,034,593	12,676,473	5,228,119	36,376,037	479,913

Managed Allocation Fund – Aggressive Growth:
Prime Money Market Fund	158,705	5,217,549	5,201,614	174,640	174,640	105
Income Fund	17,474	76,600	17,747	76,327	755,636	21,678
Large Cap Value Fund	311,562	19,176	65,801	264,937	2,617,577	19,106
Large Cap Growth Fund	1,121,750	25,612	203,951	943,411	7,632,197	13,449
Mid Cap Growth Fund	93,238	4,630	23,866	74,002	924,287	792
Small Cap Growth Fund	108,266	11,056	31,817	87,505	1,302,949	—
International Equity Fund	801,228	52,897	222,376	631,749	5,281,419	10,351

Total	2,612,223	5,407,520	5,767,172	2,252,571	18,688,705	65,481

Strategic Allocation Fund:
Prime Money Market Fund	295,684	10,436,247	9,494,654	1,237,277	1,237,277	379
Money Market Fund	—	1,797,809	1,797,809	—	—	13

Total	295,684	12,234,056	11,292,463	1,237,277	1,237,277	392

Large Cap Value Fund:
Prime Money Market Fund	8,716,724	50,420,598	55,061,338	4,075,984	4,075,984	4,080

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	183

Affiliated Fund	Balance of Shares Held 4/30/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/10	Value at 4/30/10	Dividend Income
Large Cap Growth Fund:
Prime Money Market Fund	123,747	42,592,016	42,715,763	—	—	1,013
Money Market Fund	—	839,991	839,991	—	—	21

Total	123,747	43,432,007	43,555,754	—	—	1,034

Mid Cap Growth Fund:
Prime Money Market Fund	4,948,103	38,004,070	42,021,505	930,668	930,668	1,040
Money Market Fund	1,142,395	2,244,447	3,386,842	—	—	153

Total	6,090,498	40,248,517	45,408,347	930,668	930,668	1,193

Small Cap Growth Fund:
Prime Money Market Fund	196,275	108,685,990	108,882,265	—	—	991
Money Market Fund	—	4,843,197	4,843,197	—	—	232

Total	196,275	113,529,187	113,725,462	—	—	1,223

International Equity Fund:
Prime Money Market Fund	2,985,592	44,875,842	45,090,369	2,771,065	2,771,065	1,202

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2010 were as follows:

	Investments
Fund Name	Purchases	Sale
Short Duration Government Bond Fund	78,361,812	67,261,605
Short-Term Corporate Bond Fund	125,908,162	51,437,012
U.S. Government Bond Fund	998,740	20,280,793
New York Municipal Bond Fund	71,258,617	64,542,962
Pennsylvania Municipal Bond Fund	8,319,425	16,457,915
Maryland Municipal Bond Fund	10,095,223	10,494,750
Virginia Municipal Bond Fund	5,049,132	3,800,117
Intermediate-Term Bond Fund	136,765,148	150,603,348
Income Fund	275,989,869	233,448,175
Conservative Growth Fund	1,466,990	3,293,225
Moderate Growth Fund	3,695,025	11,123,125
Aggressive Growth Fund	1,672,893	4,685,517
Strategic Allocation Fund	17,464,699	19,536,233
Large Cap Value Fund	39,948,539	40,625,892
Large Cap Growth Fund	110,305,341	120,075,806
Mid Cap Growth Fund	80,768,854	82,118,731
Small Cap Growth Fund	905,655,376	911,207,958
International Equity Fund	98,128,018	105,422,196

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2010 were as follows:

	U.S. Government Securities
Fund Name	Purchases	Sales
Short Duration Government Bond Fund	64,771,721	62,096,335
Short-Term Corporate Bond Fund	7,846,520	8,541,712
U.S. Government Bond Fund	34,067,954	30,575,441
Intermediate-Term Bond Fund	65,188,312	61,661,725
Income Fund	19,612,794	34,234,585
Strategic Allocation Fund	686,522	775,632

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2010, 32.9% for New York Municipal Bond Fund, 60.9% for Pennsylvania Municipal Bond Fund, 30.0% for Maryland Municipal Bond Fund and 46.5% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 12.7% for New York Municipal Bond Fund, 21.0% for Pennsylvania Municipal Bond Fund, 8.3% for Maryland Municipal Bond Fund and 12.0% for Virginia Municipal Bond Fund.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7.	LINE OF CREDIT

The Trust (except Conservative Growth Fund, Moderate Growth Fund, and Aggressive Growth Fund) participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of

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ANNUAL REPORT  /  April 30, 2010

184	NOTES TO FINANCIAL STATEMENTS

0.02% was paid to BNY Mellon. The termination date of this LOC is February 9, 2011. The Funds did not utilize the LOC for the year ended April 30, 2010.

8.	REORGANIZATION

On September 9, 2009, Trustees approved an Agreement and Plan of Reorganization (the “Plan”) which provided the transfer of all the assets of the MTB Multi-Cap Growth Fund (“Target Fund”) for shares of Mid Cap Growth Fund (“Acquiring Fund”). Shareholders approved the Plan at a meeting on January 4, 2010 and the reorganization took place on January 15, 2010.

The purpose of this transaction was to combine two Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Target Fund, and the comparatively better prospects for asset growth of Acquiring Fund, it was believed that the shareholders best interests would be served by reorganizing the Target Fund into the Acquiring Fund.

The acquisition was accomplished by a tax-free exchange of 1,246,765 shares (803,520 of Class A Shares, 86,772 of Class B Shares, and 356,473 of Institutional Class Shares) of the Target Fund for 1,801,208 shares (1,162,648 of Class A Shares, 123,663 of Class B Shares, and 514,897 of Institutional Class Shares) of the Acquiring Fund on January 15, 2010. The net assets and net unrealized depreciation of the Target Fund as of the close of business on January 15, 2010 were $20,229,389 and $2,080,073, respectively. Prior to the acquisition the Acquiring Fund had net assets of $152,709,416. After the acquisition, the Acquiring Fund had net assets of $172,938,805.

Assuming the acquisition had been completed on May 1, 2009, MTB Mid Cap Growth Fund’s results of operations for the year ended April 30, 2010 would have been as follows:

Net investment loss	$(560,740)(a)
Net realized and unrealized gain on investments	61,570,962(b)

(a)	$(557,124) as reported in the Statement of Operations minus $(23,344) Net Investment Loss from MTB Multi-Cap Growth Fund pre merger, plus $19,728 of pro forma eliminated expenses.

(b)	$55,881,751 as reported in the Statement of Operations, plus $5,689,211 Net Realized and Unrealized Gain on Investments from MTB Multi-Cap Growth Fund pre-merger.

Because the combined Funds have been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenues and earnings of Multi-Cap Growth that have been included in Mid Cap Growth’s Statement of Operations since January 15, 2010.

9.	SUBSEQUENT EVENTS

At a meeting of the Trustees of the Trust held on January 13, 2010, they determined that each of Managed Allocation Fund – Aggressive Growth, Managed Allocation Fund – Moderate Growth

and Managed Allocation Fund – Conservative Growth, (the “Target Funds”) each a series of the Trust, should be merged into the Balanced Fund, also a series of the Trust (the “Balanced Fund” or “Surviving Fund,” and collectively with the Target Funds, the “Funds”). On January 13, 2010, the Board also approved changes to the investment strategies of the Balanced Fund and changed its name to the MTB Strategic Allocation Fund, both to be effective on or after March 23, 2010. The Trustees determined that the proposed merger would be in the best interests of the Funds and their shareholders. The Trustees also approved Plans of Reorganization (“Plans”) for the mergers. The proposed Plans contemplate that the Surviving Fund will acquire all of the assets of each Target Fund in exchange for Class A and B shares in the Surviving Fund, which the Target Funds will distribute to their Class A and B shareholders, in exchange for their Target Fund shares.

As of the close of business on February 12, 2010, each Target Fund was closed to new investors, but continued to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger, which was June 11, 2010.

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that except as set forth above, there are no material events that would require disclosure in the Funds’ financial statements through this date.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2010, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Conservative Growth Fund	13.60%
Moderate Growth Fund	50.02%
Aggressive Growth Fund	0.00%
Strategic Allocation Fund	41.91%
Large Cap Value Fund	100.00%
Large Cap Growth Fund	100.00%
Mid Cap Growth Fund	0.00%
Small Cap Growth Fund	0.00%
International Equity Fund	0.00%

(continued on next page)

April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	185

For the year ended April 30, 2010, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Conservative Growth Fund	17.81%
Moderate Growth Fund	100.00%
Aggressive Growth Fund	0.00%
Strategic Allocation Fund	45.14%
Large Cap Value Fund	100.00%
Large Cap Growth Fund	100.00%
Mid Cap Growth Fund	0.00%
Small Cap Growth Fund	0.00%
International Equity Fund	100.00%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

International Equity Fund designates foreign taxes paid of $424,030, and gross income derived from foreign sources of $4,534,256.

For the year ended April 30, 2010, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax:

Fund
New York Municipal Bond Fund	99.88%
Pennsylvania Municipal Bond Fund	100.00%
Maryland Municipal Bond Fund	99.84%
Virginia Municipal Bond Fund	100.00%

(continued on next page)

ANNUAL REPORT  /  April 30, 2010

186

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Virginia Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Managed Allocation Fund – Conservative Growth, MTB Managed Allocation Fund – Moderate Growth, MTB Managed Allocation Fund – Aggressive Growth, MTB Strategic Allocation Fund, MTB Large Cap Value Fund, MTB Large Cap Growth Fund, MTB Mid Cap Growth Fund, MTB Small Cap Growth Fund and MTB International Equity Fund, eighteen of the Funds constituting MTB Group of Funds (the “Funds”), including the portfolios of investments, as of April 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods ended April 30, 2006 through April 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2005 for MTB Virginia Municipal Bond Fund were audited by another independent registered public accounting firm whose report, dated December 2, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds of the MTB Group of Funds at April 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods ended April 30, 2006 through April 30, 2010 in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2010

April 30, 2010  /  ANNUAL REPORT

187

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 26 funds and is the only investment company in the Fund complex. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. (3/07 to present).

Other Directorships Held: None

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice-President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Birth year:1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Retired.

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/04 to present); Chairman, Buffalo Olmstead Parks Conservancy (1/04 to 5/08); Baker Victory Services (1/04 to Present); Dunn Tire Corp (1/04 to present).

Previous Positions: President, Chief Executive Officer and Vice Chairman Pratt & Lambert United, Inc., manufacturer of paints and chemical specialties; Chairman, Blue Cross Blue Shield of Western and Central New York (1992 to 2007).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc., a consulting firm specializing in executive compensation and governance services (2/06 to present). Retired (2002 to 2006).

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President and Chief Executive Officer, Pinnacle Health Systems (health care).

ANNUAL REPORT  /  April 30, 2010

188

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988	Principal Occupation: CEO, Gernatt Asphalt Products, Inc. (1979 to present). Other Directorships Held: Hilbert College (2000 to present).

William H. Cowie, Jr. Birth year: 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: Harbor Hospital Foundation Board; Charlestown Retirement Community. Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Founder, Chairman and Director, Girard Partners Ltd., a registered investment advisory firm and Broker/Dealer (1995 to present); Chairman and Director Girard Capital, LLC, registered investment advisors (3/09 to present).

Other Directorships Held: Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth year: 1943 TRUSTEE Began serving: September 2005

Principal Occupation: President, AAA New York State Association (7/08 to present).

Other Directorships Held: AAA Foundation for Traffic Safety; Catholic Health System (2004 to 2009).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (2003 to 2005); President and CEO, AAA Western and Central New York (1985 to 2005).

OFFICERS

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Timothy L. Brenner Birth year: 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Group of Funds and MTB Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupation: Vice President, M&T Bank and MTB Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

April 30, 2010  /  ANNUAL REPORT

189

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Bradley J. Swenson Birth year: 1972 AML COMPLIANCE OFFICER Began serving: September 2007

Previous Positions: Senior Vice President and Chief Compliance Officer, ALPS Distributors, Inc., ALPS Fund Services, Inc., ETAM Funds Distributor, Inc., ALPS Holdings, Inc. and ALPS Advisors, Inc.

Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER Began serving: December 2009

Principal Occupation: Managing Director, MTB Investment Advisors, Inc.; Chief Compliance Officer, MTB Group of Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Ralph V. Partlow III 25 S. Charles St., 22nd Floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003-present) Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003)

Guy Nordahl 101 Barclay Street, 11E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC
(8/04 to 6/06), Vice President, Bainbridge Capital Management (8/02 to 5/04).

Thomas R. Rus Birth year: 1959 VICE PRESIDENT AND ASSISTANT SECRETARY Began serving: September 2004

Principal Occupation: Vice President, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Chief Compliance Officer, MTB Group of Funds (2004 to 2009); Vice President and Associate Counsel, M&T Bank (2003 to 2004); Vice President and Trust Counsel, AllFirst Financial, Inc. (1995 to 2003).

Charles M. Barrett Birth year: 1971 VICE PRESIDENT Began serving: June 2008

Principal Occupation: Vice President, MTB Investment Advisors, Inc., Director of Mutual Fund Sales (4/08 to present).

Previous Positions: Sales Vice President, John Hancock Funds (2004 to 2008); Regional Director, Alliance Bernstein Investment Research and Management (1995 to 2004).

ANNUAL REPORT  /  April 30, 2010

190

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank (2003 to Present); Director of Proprietary Products, M&T Bank (4/08 to present).

April 30, 2010  /  ANNUAL REPORT

191

SHAREHOLDER PROXY RESULTS (unaudited)

At a Special Meeting of Shareholders held on December 31, 2009, a summary report of shares voted by proposal is as follows:

Approve a plan of reorganization (I) transfer of substantially all of the assets, a series of MTB Group of Funds, to Mid Cap Growth Fund, in exchange solely for Class A, Class B and Institutional I Shares of beneficial interest of Mid Cap Growth Fund, (II) distribution of such shares to Class A, Class B & Institutional I shareholders of MTB Multi Cap Growth Fund.

Shares Voted
For	642,889
Against	11,329
Abstain	21,187
Broker Non-Votes	647,097

At May 27, 2010, a summary report of shares voted by proposal is as follows:

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Conservative Growth, (“target fund”) to Strategic Allocation Fund, (“acquiring fund”), (II) distribution of such shares to Class A and Class B shareholders of the target fund in connection with its liquidation.

Shares Voted
For	485,267
Against	27,670
Abstain	31,287
Broker Non-Votes	379,173

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Moderate Growth, (“target fund”) to Strategic Allocation Fund, (“acquiring fund”), (II) distribution of such shares to Class A and Class B shareholders of the target fund in connection with its liquidation.

Shares Voted
For	2,015,821
Against	87,984
Abstain	139,167
Broker Non-Votes	2,097,581

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Aggressive Growth, (“target fund”) to Strategic Allocation Fund, (“acquiring fund”), (II) distribution of such shares to Class A and Class B shareholders of the target fund in connection with its liquidation.

Shares Voted
For	1,127,528
Against	118,181
Abstain	77,065
Broker Non-Votes	1,269,397

ANNUAL REPORT  /  April 30, 2010

192

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

MTB Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.mtbfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to MTB Group of Funds, P.O. Box 44489, Denver, CO 80201.

April 30, 2010  /  ANNUAL REPORT

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Sub-Advisors to

MTB International Equity Fund

LSV Asset Management

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Hansberger Global Investors, Inc.

401 East Las Olas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Sub-Advisor to

MTB Large Cap Value Fund

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street

Suite 4000

Philadelphia, PA 19103

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send a Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(06/10)

MTB FUNDS

100 EAST PRATT STREET, 17th FLOOR

BALTIMORE, MD 21202

MTB-AR-010-0610

1-800-836-2211  /  mtbfunds.com

Managed by MTB Investment Advisors, Inc. — www.mtbia.com

PRESIDENT’S MESSAGE AND ANNUAL REPORT — APRIL 30, 2010

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the MTB Group of Funds’ fiscal year, which is the 12-month reporting period from May 1, 2009 through April 30, 2010. Inside, you will find a discussion of the factors impacting the MTB Group of Funds’ performance during the reporting period, as well as a complete listing of each funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The first quarter of the new decade saw a nice recovery in economic numbers, a rebound in equity markets, passage of monumental healthcare legislation, and melting of the record snowfall in sections of our Mid-Atlantic footprint. Events of the first quarter will have an impact (to a lesser or greater degree on certain sectors of the economy and capital markets) for the rest of 2010.

Gross Domestic Product (“GDP”) growth for the fourth quarter 2009 was announced, and after two revisions it came in at 5.6%. However, most of the growth can be attributed to inventory change. Without this change, growth was around 1.8%. While this number is subdued, it is positive and provides further evidence we are coming out of the recession. The Commerce Department reported its early estimate for first quarter 2010 GDP at the end of April. It was 3.2%, with improving growth in the private sector.

Job growth also turned positive in March with the Labor Department reporting an increase of 162,000 non-farm jobs. Subtracting the 48,000 temporary Census jobs, we still had job growth in excess of 100,000 new jobs. Unemployment remains at a nagging 9.7% and will continue to lag growth in the economy.

The consumer also appears to be back in a spending mood. Personal consumption in February rose 0.5%, while personal income was unchanged. This was the fifth consecutive month showing consumers comfortable with spending despite flat income growth. The Bureau of Economic Analysis reported that year-over-year consumer spending rose 3.4% in February. This was highlighted in Business Week (April 12, 2010), and the International Council of Shopping Centers reported that this increase in spending continued through mid-March.

Inflation continues to be under control. Reported Consumer Price Index (“CPI”) increased 2.1% (year-over-year) and core CPI, which excludes food and fuel, was up only 1.3% over the same period. As the global economy started to show signs of growth, the price of oil hit $85 a barrel. At the pump, the price of gasoline is $2.81 a gallon (Lundberg Survey, March 21, 2010), an increase of 8.6 cents since the end of February.

With an improving job picture, low inflation, and signs of stabilization in housing, we feel the consumer (representing 70% of the economy) will keep economic growth at the 3% range for the remainder of the calendar year.

The Bond Markets

The bond market has produced positive returns over the last twelve months, with those invested in corporate, mortgage-backed securities and municipal bond outpacing the treasury and agency markets.

With the domestic economy still recovering, and the emergence of debt problems in southern Europe, we believe the Federal Reserve will leave monetary policy unchanged until the fourth quarter of 2010 and even into 2011. With the Federal Reserve on hold, the yield curve, the difference between short and long treasury maturities steepened to the greatest difference ever recorded in February.

Corporate bonds have been the big winners over the last twelve months, as investors again embraced risk. The mortgage market was supported by an unprecedented level of support by the Federal Reserve, and also performed well.

The municipal market has been the beneficiary of another Federal program, taxable municipals also known as “Build America Bonds”. These taxable municipals have reduced the supply of traditional tax-exempt municipals. With demand solid and supply down, we like tax-exempt supply/demand fundamentals. On the flip side, we are very aware of the credit pressures many of our municipal issuers face and continue to only purchase those bonds with superior risk/return profiles.

For the 12-month reporting period May 1, 2009 through April 30, 2010, bond market indices performed as follows1:

Barclays Capital U.S. Aggregate Bond Index[2]	Barclays Capital U.S. Treasury Bond Index[3]	Barclays Capital Fixed Rate Mortgage Backed Securities Index[4]	Barclays Capital U.S. Credit Index[5]	Barclays Capital Municipal Bond Index[6]
8.30%	1.71%	5.41%	19.55%	8.85%

PRESIDENT’S MESSAGE  /  April 30, 2010

ii

The Stock Markets

May of 2009 began by the stock market continuing to work higher after the fear of the credit crisis began to subside. As the year wore on, more and more evidence revealed that the worst was behind us. Slowly but surely economic and company specific data suggested that things were starting to get better and stock prices began to reflect this. Thus portfolio managers were required to reposition portfolios to take advantage of improving economic fundamentals.

Typical of most rebounds off of severe market corrections, the rising tide did lift all of the boats. Portfolio managers needed to be proactive and understand and accept the fact that lower quality issues can and did outperform in the early portion of the market correction. The key question that portfolio managers need to answer now is – when do we take the pro-cyclical stance off of our portfolios and become more defensive in nature? Three things point to a continuation of this strategy until 2011.

First, the slope of the yield curve – the difference between the two year and the 10 year Treasury notes — is at historical highs. Data going back to 1945 suggests that it isn’t until the yield curve flattens or inverts that portfolio managers should think about changing their pro-cyclical strategy. The first sign post along the way is the Federal Reserve raising rates. Secondly, corporate America is sitting on high levels of cash. Typically this signals a period of extensive merger and acquisition activity. If history is any guide, during periods of extreme merger and acquisition activity, the stock market will tend to trade at a premium to historical norms. Lastly, we forecast that the S&P 500 will earn approximately $100 in earnings in 2011. Using a 15 multiple would suggest that by the end of 2011 using historical data we can forecast a 1,500 price target for the S&P 500.

Finally, with regards to the sovereign debt crisis in Europe, this should encourage portfolio managers to become much more U.S.-centric and thus provide a flow of funds into U.S. Equity Markets.

For the 12-month reporting period May 1, 2009 through April 30, 2010, stock market indices performed as follows:

S&P 500 Index[7]	Dow Jones Industrial Average[8]	NASDAQ Composite Index[9]
38.84%	38.69%	44.71%

The MTB Group of Funds, with assets of $7.5 billion as of April 30, 2010, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income10, stay ahead of inflation, or keep your cash working, one or more of the MTB Group of Funds can provide you with the diversification, flexibility and professional management you need.11

Sincerely,

Timothy L. Brenner

President

June 12, 2010

April 30, 2010  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the MTB Group of Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any Fund.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclays Capital U.S. Aggregate Bond Index, is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Indexes are unmanaged and it is not possible to invest directly in an index.

3.	Barclays Capital U.S. Treasury Bond Index is composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and it is not possible to invest directly in an index.

4.	Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA graduated Payment Mortgages. Indexes are unmanaged and it is not possible to invest directly in an index.

5.	Barclays Capital U.S. Credit Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and it is not possible to invest directly in an index.

6.	Barclays Capital Municipal Bond Index is a broad market performance benchmark index for the tax-exempt bond market. To be included in the Barclays Capital Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and it is not possible to invest directly in an index.

7.	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and it is not possible to invest directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) is an unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Indexes are unmanaged and it is not possible to invest directly in an index.

9.	NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Indexes are unmanaged and it is not possible to invest directly in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2010

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2010

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

1

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

Actual Expenses

This section of the following tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio
MTB U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.00	$0.69	0.14%
Class S Shares	$1,000.00	$1,000.00	$0.69	0.14%
Institutional I Shares	$1,000.00	$1,000.00	$0.69	0.14%
Institutional II Shares	$1,000.00	$1,000.00	$0.69	0.14%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,024.10	$0.70	0.14%
Class S Shares	$1,000.00	$1,024.10	$0.70	0.14%
Institutional I Shares	$1,000.00	$1,024.10	$0.70	0.14%
Institutional II Shares	$1,000.00	$1,024.10	$0.70	0.14%

MTB U.S. GOVERNMENT MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.14	0.23%
Institutional I Shares	$1,000.00	$1,000.10	$1.14	0.23%
Institutional II Shares	$1,000.00	$1,000.10	$1.09	0.22%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.65	$1.15	0.23%
Institutional I Shares	$1,000.00	$1,023.65	$1.15	0.23%
Institutional II Shares	$1,000.00	$1,023.70	$1.10	0.22%

MTB TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$2.03	0.41%
Institutional I Shares	$1,000.00	$1,000.20	$1.93	0.39%
Institutional II Shares	$1,000.00	$1,000.10	$1.98	0.40%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.76	$2.06	0.41%
Institutional I Shares	$1,000.00	$1,022.86	$1.96	0.39%
Institutional II Shares	$1,000.00	$1,022.81	$2.01	0.40%

ANNUAL REPORT  /  April 30, 2010

2

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period(1)	Annualized Net Expense Ratio
MTB MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.09	0.22%
Class A2 Shares	$1,000.00	$1,000.10	$1.09	0.22%
Class B Shares	$1,000.00	$1,000.10	$1.09	0.22%
Class S Shares	$1,000.00	$1,000.10	$1.09	0.22%
Institutional I Shares	$1,000.00	$1,000.20	$0.99	0.20%
Institutional II Shares	$1,000.00	$1,000.20	$0.99	0.20%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.70	$1.10	0.22%
Class A2 Shares	$1,000.00	$1,023.70	$1.10	0.22%
Class B Shares	$1,000.00	$1,023.70	$1.10	0.22%
Class S Shares	$1,000.00	$1,023.70	$1.10	0.22%
Institutional I Shares	$1,000.00	$1,023.80	$1.00	0.20%
Institutional II Shares	$1,000.00	$1,023.80	$1.00	0.20%

MTB PRIME MONEY MARKET FUND
Actual
Corporate Shares	$1,000.00	$1,000.20	$0.89	0.18%
Hypothetical (assuming a 5% return before expenses)
Corporate Shares	$1,000.00	$1,023.90	$0.90	0.18%

MTB NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$2.28	0.46%
Institutional I Shares	$1,000.00	$1,000.10	$2.28	0.46%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.51	$2.31	0.46%
Institutional I Shares	$1,000.00	$1,022.51	$2.31	0.46%

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.79	0.36%
Institutional I Shares	$1,000.00	$1,000.10	$1.79	0.36%
Institutional II Shares	$1,000.00	$1,000.10	$1.74	0.35%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.01	$1.81	0.36%
Institutional I Shares	$1,000.00	$1,023.01	$1.81	0.36%
Institutional II Shares	$1,000.00	$1,023.06	$1.76	0.35%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2010  /  ANNUAL REPORT

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Treasury Money Market Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	53.3%
Cash Equivalents[1]	46.6%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 53.3%

U.S. TREASURY BILLS – 50.8%
2U.S. Cash Management Bill 0.13%, 7/15/10	$50,000,000	$49,986,458
2U.S. Treasury Bill
0.16%, 5/06/10	50,000,000	49,998,924
0.16%, 5/13/10	25,000,000	24,998,708
0.12%, 6/03/10	25,000,000	24,997,365
0.38%, 7/01/10	150,000,000	149,944,507
0.17%, 7/08/10	50,000,000	49,984,417
0.26%, 8/26/10	25,000,000	24,979,281
0.24%, 9/16/10	25,000,000	24,977,479
0.18%, 9/23/10	25,000,000	24,981,875
0.22%, 10/07/10	25,000,000	24,975,708
0.24%, 11/18/10	50,000,000	49,934,396
TOTAL U.S. TREASURY BILL		$499,759,118

U.S. TREASURY NOTE – 2.5%
0.88%, 1/31/11	25,000,000	25,093,260
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATION (COST $524,852,378)		$524,852,378

Description	Par Value	Value

REPURCHASE AGREEMENTS – 46.6%
Interest in $225,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Barclays Bank will repurchase a U.S. Government security maturing on 11/30/16 for $225,003,563 on 5/03/10. The market value of the underlying security at the end of the period was $227,250,039.	$225,000,000	$225,000,000
Interest in $233,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Deutsche Bank will repurchase U.S. Government securities with various maturities from 8/15/12 to 11/15/16 for $233,003,689 on 5/03/10. The market value of the underlying securities at the end of the period was $235,330,104.	233,000,000	233,000,000
TOTAL REPURCHASE AGREEMENTS (COST $458,000,000)		$458,000,000
TOTAL INVESTMENTS – 99.9% (COST $982,852,378)		$982,852,378
OTHER ASSETS LESS LIABILITIES – 0.1%		547,662
TOTAL NET ASSETS – 100.0%		$983,400,040

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

(MTB U.S. Treasury Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

4	PORTFOLIOS OF INVESTMENTS

MTB U.S. Treasury Money Market Fund (concluded)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Government Agency & Obligations	$—	$524,852,378	$—	$524,852,378
Repurchase Agreements	—	458,000,000	—	458,000,000

Total	$—	$982,852,378	$—	$982,852,378

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Money Market Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	42.6%
Commercial Paper	25.6%
Cash Equivalents[1]	31.7%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

4COMMERCIAL PAPER – 25.6%

ASSET BACKED SECURITIES – 25.6%
[6,7]Straight-A Funding LLC
0.18%, 5/05/10	$46,619,000	$46,618,067
0.19%, 5/18/10	50,000,000	49,995,514
0.20%, 6/02/10	50,000,000	49,991,111
0.21%, 6/07/10	100,000,000	99,978,417
0.23%, 6/15/10	50,000,000	49,985,625
0.24%, 7/01/10	50,000,000	49,979,667
0.24%, 7/02/10	50,000,000	49,979,333
0.25%, 7/06/10	45,000,000	44,979,375
0.26%, 7/16/10	100,000,000	99,945,111
TOTAL COMMERCIAL PAPER (COST $541,452,220)		$541,452,220

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 42.6%

FEDERAL FARM CREDIT BANK (FFCB) – 11.8%
[1]0.23%, 5/02/10	125,000,000	125,000,000
[1]0.78%, 5/03/10	125,000,000	124,990,000
TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$249,990,000

FEDERAL HOME LOAN BANK (FHLB) – 4.8%
[2]0.18%, 7/09/10	50,000,000	49,982,750
4.50%, 6/22/10	50,000,000	50,301,633
TOTAL FEDERAL HOME LOAN BANK (FHLB)		$100,284,383

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.5%
[2]0.17%, 7/07/10	$50,000,000	$49,984,181
[2]0.20%, 8/03/10	50,000,000	49,973,889
[1]0.39%, 7/30/10	100,000,000	100,000,000
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$199,958,070

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 16.5%
[2]0.12%, 7/01/10	100,000,000	99,979,667
[2]0.25%, 10/01/10	100,000,000	99,891,625
[2]0.28%, 10/04/10	50,000,000	49,939,333
[2]0.34%, 1/03/11	100,000,000	99,766,722
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$349,577,347
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $899,809,800)		$899,809,800
REPURCHASE AGREEMENTS – 31.7%
Interest in $325,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Barclays Bank will repurchase a U.S. Government security maturing on 3/31/17 for $325,005,146 on 5/03/10. The market value of the underlying security at the end of the period was $328,250,090.	325,000,000	325,000,000

(MTB U.S. Government Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

6	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

Interest in $346,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Deutsche Bank will repurchase U.S. Government securities with various maturities from 7/30/10 to 10/27/10 for $346,005,478 on 5/03/10. The market value of the underlying securities at the end of the period was $349,460,069.	$346,000,000	$346,000,000
TOTAL REPURCHASE AGREEMENTS (COST $671,000,000)		$671,000,000
TOTAL INVESTMENTS – 99.9% (COST $2,112,262,020)		$2,112,262,020
OTHER ASSETS LESS LIABILITIES – 0.1%		1,560,732
TOTAL NET ASSETS – 100.0%		$2,113,822,752

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$541,452,220	$—	$541,452,220
U.S. Government Agency & Obligations	—	899,809,800	—	899,809,800
Repurchase Agreements	—	671,000,000	—	671,000,000

Total	$—	$2,112,262,020	$—	$2,112,262,020

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Tax-Free Money Market Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligations	18.8%
Medical	15.4%
School District	11.2%
Development	9.6%
Higher Education	8.2%
General Revenue	7.6%
Pollution Control	6.0%
Multi-Family Housing	5.5%
Education	4.8%
Power	4.4%
Transportation	3.6%
Utilities	2.1%
Facilities	1.8%
Water	0.7%
Other Assets and Liabilities – Net[1]	0.3%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

COMMERCIAL PAPER – 3.2%

PENNSYLVANIA – 3.2%

DEVELOPMENT – 3.2%
Montgomery County, PA, IDA, (BNP Paribas LOC), Mandatory Tender 0.27%, 5/05/10	$4,460,000	$4,460,000
TOTAL COMMERCIAL PAPER (COST $4,460,000)		$4,460,000

MUNICIPAL BONDS – 27.1%

MASSACHUSETTS – 1.3%

GENERAL OBLIGATIONS – 1.3%
Town of Stoughton, MA, GO Limited Notes, BANs 2.50%, 5/14/10	1,785,000	1,785,848

MICHIGAN – 1.5%

GENERAL REVENUE – 1.5%
Michigan Municipal Bond Authority, State Aid Revenue Notes, (Series C-1) 3.00%, 8/20/10	2,000,000	2,009,592

NEW YORK – 18.3%

GENERAL OBLIGATIONS – 7.1%
Irondequoit, NY, GO Unlimited Notes, BANs, (Series A) 1.25%, 12/17/10	2,700,000	2,709,290

Description	Par Value	Value

Rockland County, NY, GO Unlimited Notes, BANs (Series B) 1.50%, 4/22/11	$2,000,000	$2,002,672
Rockland County, NY, GO Unlimited Refunding Notes, BANs 2.00%, 9/02/10	1,250,000	1,254,624
Wheatfield, NY, GO Unlimited Notes, BANs 1.75%, 2/10/11	4,000,000	4,023,002
TOTAL GENERAL OBLIGATIONS		$9,989,588

SCHOOL DISTRICT – 11.2%
Gilbertsville-Mount Upton Central School District, NY, GO Unlimited, Refunding Notes, BANs, (State Aid Withholding) 2.25%, 6/30/10	1,960,000	1,963,188
Lyncourt Union Free School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding) 1.50%, 3/11/11	3,000,000	3,019,202
Patchogue-Medford Union Free School District, NY, GO Unlimited Notes, TANs, (State Aid Withholdings) 1.50%, 6/28/10	4,000,000	4,003,480
Silver Creek Central School District, NY, GO Unlimited Refunding Notes, BANs, (State Aid Withholding) 1.50%, 6/17/10	5,000,000	5,005,819

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

8	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (continued)

Description	Par Value	Value

Unadilla Valley Central School District, NY, GO Unlimited Refunding Bonds, (AMG State Aid Withholding) 3.00%, 6/15/10	$1,615,000	$1,619,871
TOTAL SCHOOL DISTRICT		$15,611,560
TOTAL NEW YORK		$25,601,148

OHIO – 3.0%

GENERAL OBLIGATIONS – 3.0%
Archbold Village, OH, GO Limited Notes, BANs 2.50%, 5/19/10	4,200,000	4,203,076

PENNSYLVANIA – 2.3%

DEVELOPMENT – 1.4%
Allegheny County, PA, IDA, Revenue Bonds, Mandatory Tender, (Animal Friends, Inc. Project)/(PNC Bank N.A., LOC) 1.35%, 7/01/25	2,000,000	2,000,000

POLLUTION CONTROL – 0.9%
[5]Lancaster County Solid Waste Management Authority, PA, Resource Recovery System, Refunding Revenue Bonds, AMT, (Series A) 2.00%, 12/15/10	1,245,000	1,247,301
TOTAL PENNSYLVANIA		$3,247,301

WISCONSIN – 0.7%

EDUCATION – 0.7%
Wisconsin School Districts, Cash Flow Administrative Program, Note Partnership (Series B) 1.63%, 10/15/10	1,000,000	1,005,101
TOTAL MUNICIPAL BONDS (COST $37,852,066)		$37,852,066

3SHORT-TERM MUNICIPAL BONDS – 69.4%

ALABAMA – 2.9%

TRANSPORTATION – 2.9%
Mobile, AL, IDB, (Series B) Weekly VRDNs, Dock & Wharf Revenue (Holnam, Inc.)/(Wachovia Bank N.A., LOC) 0.28%, 5/05/10	4,000,000	4,000,000

COLORADO – 4.6%

FACILITIES – 1.8%
Colorado Educational & Cultural Facilities Authority, CO, Revenue Bonds, (Series C-5) Daily VRDNs, (Milwaukee Jewish Foundation, Inc.)/(U.S. Bank NA, LOC) 0.27%, 5/03/10	2,500,000	2,500,000

MEDICAL – 2.8%
Colorado Health Facilities Authority, CO, Revenue Bonds, Weekly VRDNs, (Exempla, Inc.)/(U.S. Bank NA, LOC) 0.26%, 5/05/10	3,900,000	3,900,000
TOTAL COLORADO		$6,400,000

CONNECTICUT – 1.3%

MEDICAL – 1.3%
Connecticut State, Health & Educational Facility Authority, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Bradley Health Care, Inc.)/(Central Connecticut Senior Care, Inc.)/(Fleet National Bank CT, LOC) 0.29%, 5/05/10	1,800,000	1,800,000

Description	Par Value	Value

GEORGIA – 3.3%

MULTI-FAMILY HOUSING – 1.9%
De Kalb County, GA, MFH, Winterscreek Apartments, Weekly VRDNs, (FNMA COL) 0.31%, 5/05/10	$2,600,000	$2,600,000

POLLUTION CONTROL – 1.4%
Putnam County, GA, Development Authority Pollution Control, Revenue Bonds, Daily VRDNs, (Georgia Power Plant) 0.25%, 5/03/10	2,000,000	2,000,000
TOTAL GEORGIA		$4,600,000

INDIANA – 0.9%

POLLUTION CONTROL – 0.9%
Hammond, IN, Pollution Control Revenue Bonds, Daily VRDNs, (Amoco Oil Co.)/ (Obligated Group) 0.22%, 5/03/10	1,220,000	1,220,000

KENTUCKY – 1.1%

GENERAL REVENUE – 1.1%
Christian County, KY, Association of Counties Leasing Trust Lease Program, Refunding Revenue Bonds (Series A) Daily VRDNs, (U.S. Bank NA) 0.25%, 5/03/10	1,500,000	1,500,000

MARYLAND – 1.2%

MEDICAL – 1.2%
Maryland State, Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (GO of INSTN)/(JP Morgan Chase, LOC)/(Pooled Loan Program) 0.29%, 5/05/10	1,700,000	1,700,000

NEVADA – 3.6%

MULTI-FAMILY HOUSING – 3.6%
[5]Nevada Housing Division, NV, Multi-Unit Housing Revenue Bonds, AMT, (Series K) Weekly VRDNs, (U.S. Bank N.A./Federal Home Loan Bank, LOC) (5) 0.40%, 5/06/10	2,000,000	2,000,000
[5]Nevada Housing Division, Revenue Bonds, AMT, Weekly VRDNs, (Multi-Unit-Fremont Meadows)/(Federal Home Loan Bank, LOC) 0.40%, 5/06/10	2,990,000	2,990,000
TOTAL MULTI-FAMILY HOUSING		$4,990,000
TOTAL NEVADA		$4,990,000

NEW HAMPSHIRE – 2.7%

HIGHER EDUCATION – 2.7%
New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(JP Morgan Chase Bank) 0.23%, 5/05/10	3,725,000	3,725,000

NEW JERSEY – 0.7%

UTILITIES – 0.7%
New Jersey Economic Development Authority, Gas Facilities Refunding Revenue Bonds, Daily VRDNs, (Pivotal Utility Holdings)/(Wells Fargo Bank N.A., LOC) 0.26%, 5/03/10	1,000,000	1,000,000

(MTB Tax-Free Money Market Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

MTB Tax-Free Money Market Fund (continued)

Description	Par Value	Value

NEW YORK – 11.2%

GENERAL OBLIGATIONS – 7.4%
New York City, NY, GO Bonds, (Subseries A-4) Daily VRDNs, (Landesbank Baden Wurttemburgh, LOC) 0.26%, 5/03/10	$2,300,000	$2,300,000
New York City, NY, GO Bonds, (Subseries A-6) Weekly VRDNs, (Landesbank Baden Wurttemburgh, LOC) 0.29%, 5/05/10	200,000	200,000
New York City, NY, GO Bonds, (Subseries H-2) Daily VRDNs, (Dexia Credit Local, LOC), 0.24%, 5/03/10	4,800,000	4,800,000
New York City, NY, GO Unlimited (Subseries J-6) Daily VRDNs, (Landesbank Hessen-Thuringen) 0.26%, 5/03/10	2,000,000	2,000,000
New York City, NY, GO Unlimited, (Subseries H-4) Daily VRDNs, (Bank of New York, LOC) 0.22%, 5/03/10	1,000,000	1,000,000
TOTAL GENERAL OBLIGATIONS		$10,300,000

GENERAL REVENUE – 1.1%
New York City, NY, Transitional Finance Authority, Revenue Bonds (Subseries 2F) Daily VRDNs, (Bayerische Landesbank (GTD) LOC) 0.24%, 5/03/10	1,500,000	1,500,000

POWER – 2.0%
Long Island Power Authority, NY, Electric System Revenue, (Series E) Weekly VRDNs, (FSA, LOC)/(Dexia Credit Local, LOC) 0.32%, 5/05/10	1,000,000	1,000,000
Long Island Power Authority, NY, Electric System Revenue, (Subseries 3B) Daily VRDNs, (West LB, LOC) 0.24%, 5/03/10	1,800,000	1,800,000
TOTAL POWER		$2,800,000

WATER – 0.7%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series F-2) Weekly VRDNs, (JP Morgan Chase Bank) 0.32%, 5/05/10	1,075,000	1,075,000
TOTAL NEW YORK		$15,675,000

NORTH CAROLINA – 2.4%

EDUCATION – 2.4%
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, Weekly VRDNs, (Peace College of Raleigh)/(Wachovia Bank N.A., LOC) 0.30%, 5/06/10	3,420,000	3,420,000

OHIO – 1.2%

MEDICAL – 1.2%
Franklin County, OH, Hospital Refunding Revenue Bonds, (Series C) Weekly VRDNs, (U.S. Bank NA, LOC)/(U.S. Health Corp.) 0.28%, 5/06/10	1,630,000	1,630,000
OREGON – 0.7%
MEDICAL – 0.7%
Oregon State, Health Housing Educational & Cultural Facilities Authority, Revenue Bonds, (Series A) Weekly VRDNs, (Assumption Village LLC)/(Keybank N.A., LOC) 0.39%, 5/06/10	1,000,000	1,000,000

Description	Par Value	Value

PENNSYLVANIA – 21.3%

DEVELOPMENT – 2.8%
Delaware County , PA, IDA, (Series G) Weekly VRDNs, (General Electric Co.(GTD)) 0.25%, 5/05/10	$1,075,000	$1,075,000
[5]Pennsylvania, Economic Development Financing Authority, Manufacturing Facilities Revenue, Weekly VRDNs, AMT, (Dodge Realty Partners LP)/(PNC Bank LOC) 0.33%, 5/06/10	2,900,000	2,900,000
TOTAL DEVELOPMENT		$3,975,000

EDUCATION – 1.7%
Allentown, PA, Commercial and IDA, Daily VRDNs, (Diocese of Allentown)/(Wachovia Bank N.A., LOC) 0.29%, 5/03/10	800,000	800,000
Hazleton Area IDA, PA, Revenue Bonds, Weekly VRDNs, (MMI Preparatory School)/(PNC Bank N.A., LOC) 0.29%, 5/06/10	1,650,000	1,650,000
TOTAL EDUCATION		$2,450,000

HIGHER EDUCATION – 5.5%
Pennsylvania State, Higher Education Facilities Authority, Revenue Bonds, (Series B) Weekly VRDNs, (Drexel University)/(Landesbank Hessen-Thuringen, LOC) 0.34%, 5/06/10	5,645,000	5,645,000
Pennsylvania State, University Revenue Bonds, (Series A) Weekly VRDNs, (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 0.28%, 5/06/10	2,000,000	2,000,000
TOTAL HIGHER EDUCATION		$7,645,000

MEDICAL – 7.5%
Erie County, PA, Hospital Authority, Health Facility Refunding Revenue Bonds, (Series B) Weekly VRDNs, (St. Mary’s Home of Erie)/(Bank of America N.A., LOC) 0.32%, 5/05/10	3,135,000	3,135,000
Geisinger Authority, PA, Health System Refunding Bonds, (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.) 0.25%, 5/03/10	4,000,000	4,000,000
New Castle, PA, Area Hospital Authority, Hospital Refunding Revenue Bonds, Weekly VRDNs, (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank N.A.) 0.32%, 5/05/10	3,310,000	3,310,000
TOTAL MEDICAL		$10,445,000

POWER – 2.4%
[5]Pennsylvania State, Energy Development Authority, Revenue Bonds, AMT, Weekly VRDNs, (Edensburg Power Company)/(Landesbank Hessen-Thuringen, LOC) 0.33%, 5/05/10	3,400,000	3,400,000

UTILITIES – 1.4%
Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds, (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC) 0.27%, 5/06/10	1,400,000	1,400,000

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

10	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (concluded)

Description	Par Value	Value

Pittsburgh, PA, Water & Sewer Authority System, Refunding Revenue Bonds, (Series B-1) Weekly VRDNs, (FSA INS)/(JP Morgan Chase Bank) 0.28%, 5/06/10	$500,000	$500,000
TOTAL UTILITIES		$1,900,000
TOTAL PENNSYLVANIA		$29,815,000

SOUTH CAROLINA – 5.3%

GENERAL REVENUE – 3.2%
North Charleston, SC, Certificate Participation, Refunding Bonds, Weekly VRDNs, (Public Facilities Convention)/(Bank of America N.A., LOC) 0.32%, 5/05/10	4,500,000	4,500,000

POLLUTION CONTROL – 2.1%
Berkeley County, SC, Pollution Control Authority, Revenue Bonds, Daily VRDNs, (Amoco Chemical Co.) 0.24%, 5/03/10	2,950,000	2,950,000
TOTAL SOUTH CAROLINA		$7,450,000

TENNESSEE – 0.9%

DEVELOPMENT – 0.9%
Greeneville, TN, Industrial Development Board Refunding Revenue Bonds, Weekly VRDNs, (PET, Inc.)/(BNP Paribas, LOC) 0.33%, 5/06/10	1,285,000	1,285,000

UTAH – 2.0%

DEVELOPMENT – 1.3%
Emery County, UT, Pollution Control Revenue, Weekly VRDNs, (Pacificorp)/(BNP Paribus, LOC) 0.30%, 5/05/10	1,800,000	1,800,000

Description	Par Value	Value

GENERAL REVENUE – 0.7%
Washington County-St. George Interlocal Agency, UT, Lease Refunding Revenue Bonds, Weekly VRDNs, (Bank of America N.A., LOC) 0.33%, 5/06/10	$1,000,000	$1,000,000
TOTAL UTAH		$2,800,000

VIRGINIA – 0.7%

MEDICAL – 0.7%
Hanover County Economic Development Authority, PA, Refunding Revenue Bonds, (Series D-2) Weekly VRDNs, (Bon Secours Health)/(U.S. Bank NA, LOC) 0.28%, 5/05/10	1,000,000	1,000,000

WASHINGTON – 0.7%

TRANSPORTATION – 0.7%
Port of Tacoma, WA, Sub Lien (Series B) Daily VRDNs, (Bank of America N.A., LOC) 0.25%, 5/03/10	1,000,000	1,000,000

WYOMING – 0.7%

POLLUTION CONTROL – 0.7%
Sublette County, WY, Pollution Control Revenue Bonds, Daily VRDNs (Exxon Mobil Corp.) 0.20%, 5/03/10	1,000,000	1,000,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $97,010,000)		$97,010,000
TOTAL INVESTMENTS – 99.7% (COST $139,322,066)		$139,322,066
OTHER ASSETS LESS LIABILITIES – 0.3%		413,070
TOTAL NET ASSETS – 100.0%		$139,735,136

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$4,460,000	$—	$4,460,000
Municipal Bonds	—	37,852,066	—	37,852,066
Short-Term Municipal Bonds	—	97,010,000	—	97,010,000

Total	$—	$139,322,066	$—	$139,322,066

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

11

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Money Market Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Commercial Paper	66.6%
U.S. Government Agency & Obligations	14.6%
Corporate Bonds	9.5%
Cash Equivalents[1]	13.1%
Other Assets and Liabilities – Net[2]	(3.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

4COMMERCIAL PAPER – 66.6%

ASSET BACKED SECURITIES – 30.8%
[6,7]Atlantis One Funding Corp. 0.40%, 10/19/10	$75,000,000	$74,857,500
[6,7]CAFCO LLC 0.32%, 7/07/10	40,000,000	39,976,178
[6,7]Ciesco LLC 0.28%, 8/03/10	65,000,000	64,952,478
[6,7]CRC Funding LLC 0.30%, 7/06/10	40,000,000	39,978,000
FCAR Owner Trust Series I 0.50%, 10/07/10	81,000,000	80,821,125
[6,7]Gemini Security Corp. LLC 0.26%, 6/30/10	80,000,000	79,965,333
Straight-A Funding LLC
[6,7]0.23%, 6/14/10	40,000,000	39,988,755
[6,7]0.25%, 7/06/10	45,000,000	44,979,375
[6,7]0.26%, 7/16/10	60,000,000	59,967,067
TOTAL ASSET BACKED SECURITIES		$525,485,811

BANKS – 7.0%
Dexia Delaware LLC 0.25%, 5/07/10	70,000,000	69,997,083
[6,7]Toronto Dominion Holdings 0.30%, 5/17/10	50,000,000	49,993,334
TOTAL BANKS		$119,990,417

COSMETICS/PERSONAL CARE – 3.8%
[6,7]Procter & Gamble Co. 0.19%, 6/04/10	65,000,000	64,989,022

DIVERSIFIED FINANCIAL SERVICES – 8.8%
General Electric Capital Corp. 0.28%, 6/14/10	75,000,000	74,974,333

Description	Par Value	Value

HSBC Finance Corp. 0.22%, 5/26/10	$75,000,000	$74,988,542
TOTAL DIVERSIFIED FINANCIAL SERVICES		$149,962,875

FINANCE – AUTO LOANS – 4.2%
Toyota Motor Credit Corp. 0.29%, 6/15/10	72,000,000	71,973,900

FOOD – 2.9%
[6,7]Nestle Capital Corp 0.15%, 5/03/10	50,000,000	49,999,584

OIL & GAS – 4.4%
Chevron Funding Corp. 0.17%, 5/12/10	75,000,000	74,996,104

PHARMACEUTICALS – 2.3%
[6,7]Johnson & Johnson 0.24%, 8/09/10	40,000,000	39,973,333

SOFTWARE – 2.4%
[6,7]Microsoft Corp. 0.18%, 7/15/10	40,000,000	39,985,000
TOTAL COMMERCIAL PAPER (COST $1,137,356,046)		$1,137,356,046

CORPORATE BONDS – 9.5%

COMPUTERS – 1.6%
[1]Hewlett-Packard Co. 0.32%, 6/15/10	26,720,000	26,725,360

DIVERSIFIED FINANCIAL SERVICES – 5.0%
[1,6,7]American Honda Finance Corp. 0.30%, 5/24/10	85,000,000	85,000,000

BANKS – 2.9%
[1]Morgan Stanley 0.55%, 7/19/10	50,000,000	49,995,367
TOTAL CORPORATE BONDS (COST $161,720,727)		$161,720,727

(MTB Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

12	PORTFOLIOS OF INVESTMENTS

MTB Money Market Fund (concluded)

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 14.6%

FEDERAL FARM CREDIT BANK (FFCB) – 4.4%
[1]0.23%, 5/02/10	$75,000,000	$75,000,000

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 10.2%
[1]0.27%, 6/30/10	100,000,000	100,001,566
[1]0.39%, 7/30/10	75,000,000	75,000,000
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$175,001,566
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATION (COST $250,001,566)		$250,001,566

REPURCHASE AGREEMENTS – 13.1%
Interest in $110,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Barclays Bank will repurchase a U.S. Government security maturing on 1/31/12 for $110,001,742 on 5/03/10. The market value of the underlying security at the end of the period was $111,100,040.	110,000,000	110,000,000

Description	Par Value	Value

Interest in $114,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Deutsche Bank will repurchase a U.S. Government security maturing on 2/22/13 for $114,001,805 on 5/03/10. The market value of the underlying securities at the end of the period was $115,140,302.	$114,000,000	$114,000,000
TOTAL REPURCHASE AGREEMENTS (COST $224,000,000)		$224,000,000
TOTAL INVESTMENTS – 103.8% (COST $1,773,078,339)		$1,773,078,339
OTHER LIABILITIES LESS ASSETS – (3.8%)		(64,191,950)
TOTAL NET ASSETS – 100.0%		$1,708,886,389

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$1,137,356,046	$—	$1,137,356,046
Corporate Bonds	—	161,720,727	—	161,720,727
U.S. Government Agency & Obligations	—	250,001,566	—	250,001,566
Repurchase Agreements	—	224,000,000	—	224,000,000

Total	$—	$1,773,078,339	$—	$1,773,078,339

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

13

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Prime Money Market Fund

At April 30, 2010, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Commercial Paper	62.1%
U.S. Government Agency & Obligations	12.9%
Corporate Bonds	7.9%
Cash Equivalents[1]	20.7%
Other Assets and Liabilities – Net[2]	(3.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

4COMMERCIAL PAPER – 62.1%

ASSET BACKED SECURITIES – 29.1%
[6,7]Atlantis One Funding Corp. 0.40%, 10/19/10	$15,000,000	$14,971,500
[6,7]CAFCO LLC 0.32%, 7/07/10	10,000,000	9,994,044
[6,7]Ciesco LLC 0.28%, 8/03/10	15,000,000	14,989,034
[6,7]CRC Funding LLC 0.30%, 7/06/10	15,000,000	14,991,750
FCAR Owner Trust Series I 0.50%, 10/07/10	19,000,000	18,958,042
[6,7]Gemini Security Corp. LLC 0.26%, 6/30/10	20,000,000	19,991,333
Straight-A Funding LLC
[6,7]0.23%, 6/14/10	10,000,000	9,997,189
[6,7]0.25%, 7/06/10	10,074,000	10,069,383
[6,7]0.26%, 7/16/10	10,000,000	9,994,511
TOTAL ASSET BACKED SECURITIES		$123,956,786

BANKS – 6.8%
Dexia Delaware LLC 0.25%, 5/07/10	19,000,000	18,999,208
[6,7]Toronto Dominion Holdings 0.30%, 5/17/10	10,000,000	9,998,667
TOTAL BANKS		$28,997,875

COSMETICS/PERSONAL CARE – 3.8%
[6,7]Procter & Gamble Co. 0.19%, 6/04/10	16,000,000	15,997,298

DIVERSIFIED FINANCIAL SERVICES – 5.9%
HSBC Finance Corp. 0.22%, 5/26/10	15,000,000	14,997,708
General Electric Capital Corp. 0.28%, 6/14/10	10,000,000	9,996,578
TOTAL DIVERSIFIED FINANCIAL SERVICES		$24,994,286

FINANCE – AUTO LOANS – 4.2%
Toyota Motor Credit Corp. 0.29%, 6/15/10	18,000,000	17,993,475

Description	Par Value	Value

FOOD – 2.8%
[6,7]Nestle Capital Corp 0.15%, 5/03/10	$12,000,000	$11,999,900

OIL & GAS – 4.7%
Chevron Funding Corp. 0.17%, 5/12/10	20,000,000	19,998,961

PHARMACEUTICALS – 2.4%
[6,7]Johnson & Johnson 0.24%, 8/09/10	10,000,000	9,993,333

SOFTWARE – 2.4%
[6,7]Microsoft Corp. 0.18%, 7/15/10	10,000,000	9,996,250
TOTAL COMMERCIAL PAPER (COST $263,928,164)		$263,928,164

CORPORATE BONDS – 7.9%

COMPUTERS – 1.6%
[1]Hewlett-Packard Co. 0.32%, 6/15/10	7,000,000	7,001,404

DIVERSIFIED FINANCIAL SERVICES – 3.5%
[1,6,7]American Honda Finance Corp. 0.30%, 5/24/10	15,000,000	15,000,000

BANKS – 2.8%
[1]Morgan Stanley 0.55%, 7/19/10	12,087,000	12,085,880
TOTAL CORPORATE BONDS (COST $34,087,284)		$34,087,284

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 12.9%

FEDERAL FARM CREDIT BANK (FFCB) – 3.5%
[1]0.23%, 5/02/10	15,000,000	15,000,000

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.4%
[1]0.27%, 6/30/10	25,000,000	25,000,392

(MTB Prime Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

14	PORTFOLIOS OF INVESTMENTS

MTB Prime Money Market Fund (concluded)

Description	Par Value	Value

[1]0.39%, 7/30/10	$15,000,000	$15,000,000
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$40,000,392
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $55,000,392)		$55,000,392

REPURCHASE AGREEMENTS – 20.7%
Interest in $45,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Barclays Bank will repurchase a U.S. Government security maturing on 4/30/12 for $45,000,713 on 5/03/10. The market value of the underlying security at the end of the period was $45,450,027.	45,000,000	45,000,000

Description	Par Value	Value

Interest in $43,000,000 repurchase agreement 0.19%, dated 4/30/10 under which Deutsche Bank will repurchase U.S. Government securities with various maturities from 5/21/10 to 11/09/11 for $43,000,681 on 5/03/10. The market value of the underlying securities at the end of the period was $43,430,629.	$43,000,000	$43,000,000
TOTAL REPURCHASE AGREEMENTS (COST $88,000,000)		$88,000,000
TOTAL INVESTMENTS – 103.6% (COST $441,015,840)		$441,015,840
OTHER LIABILITIES LESS ASSETS – (3.6%)		(15,258,799)
TOTAL NET ASSETS – 100.0%		$425,757,041

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$263,928,164	$—	$263,928,164
Corporate Bonds	—	34,087,284	—	34,087,284
U.S. Government Agency & Obligations	—	55,000,392	—	55,000,392
Repurchase Agreements	—	88,000,000	—	88,000,000

	$—	$441,015,840	$—	$441,015,840

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

15

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Tax-Free Money Market Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligations	33.5%
School District	19.7%
Power	13.2%
General Revenue	12.0%
Development	10.5%
Housing	7.2%
Education	2.2%
Transportation	1.0%
Water	0.3%
Other Assets and Liabilities – Net[1]	0.4%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

COMMERCIAL PAPER – 4.7%

NEW YORK – 4.7%

POWER – 4.7%
New York State Power Authority, (JP Morgan LOC) 0.25%, 7/01/10	$5,000,000	$5,000,000
TOTAL COMMERCIAL PAPER (COST $5,000,000)		$5,000,000

MUNICIPAL BONDS – 29.4%

MASSACHUSETTS – 4.1%

GENERAL OBLIGATIONS – 4.1%
Town of Holyoke, MA, GO Limited Notes, BANs 2.50%, 5/28/10	4,297,000	4,301,568

NEW YORK – 25.3%

GENERAL OBLIGATIONS – 5.6%
Irondequoit, NY, GO Unlimited Notes, BANs, (Series A) 1.25%, 12/17/10	2,525,000	2,533,687
Rockland County, NY, GO Unlimited Notes, BANs (Series A) 1.50%, 4/22/11	1,345,000	1,346,246
Wheatfield, NY, GO Unlimited Notes, BANs 1.75%, 2/10/11	2,010,000	2,021,559
TOTAL GENERAL OBLIGATIONS		$5,901,492

SCHOOL DISTRICT – 19.7%
Arlington Central School District, NY, GO Unlimited Notes, BANs, (State Aid Withholdings) 1.50%, 11/24/10	2,668,000	2,679,257

Description	Par Value	Value

Gilbertsville-Mount Upton Central School District, NY, GO Unlimited, Refunding Notes, BANs, (State Aid Withholding) 2.25%, 6/30/10	$3,000,000	$3,004,879
La Fargeville Central School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding) 2.25%, 7/09/10	1,500,000	1,502,518
Lafayette Central School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding) 1.50%, 7/14/10	4,500,000	4,502,244
Lyncourt Union Free School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding) 1.50%, 3/11/11	1,750,000	1,761,202
Middleburgh Central School District, NY, GO Unlimited, Refunding Bonds, (State Aid Withholding) 2.00%, 8/15/10	515,000	517,151
Patchogue-Medford Union Free School District, NY, GO Unlimited Notes, TANs, (State Aid Withholdings) 1.50%, 6/28/10	4,000,000	4,003,480
Penfield Central School District, NY, GO Unlimited Bonds, (Assured Guaranty State Aid Withholding) 3.00%, 6/15/10	1,000,000	1,002,447
Westhampton Beach Union Free School District, NY, GO Unlimited Notes, TANs, (State Aid Withholding) 1.50%, 6/30/10	1,800,000	1,802,602
TOTAL SCHOOL DISTRICT		$20,775,780
TOTAL NEW YORK		$26,677,272
TOTAL MUNICIPAL BONDS (COST $30,978,840)		$30,978,840

(MTB New York Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

16	PORTFOLIOS OF INVESTMENTS

MTB New York Tax-Free Money Market Fund (continued)

Description	Par Value	Value

3SHORT-TERM MUNICIPAL BONDS – 65.5%

NEW YORK – 65.5%

DEVELOPMENT – 10.5%
New York City, NY, IDA, Civic Facility Revenue Bonds, Weekly VRDNs, (Casa Project)/(National Center for Addiction/Substance)/(Chase Manhattan Bank) 0.25%, 5/06/10	$1,375,000	$1,375,000
New York City, NY, IDA, Revenue Bonds, (Series A) Weekly VRDNs, (One Bryant Park LLC)/(Bank of America N.A./Citibank N.A., LOC) 0.31%, 5/06/10	7,700,000	7,700,000
Ontario County, NY, IDA, (Series A) Weekly VRDNs, (Frederick Ferris Thompson Hospital)/(Key Bank of New York, LOC) 0.45%, 5/05/10	2,000,000	2,000,000
TOTAL DEVELOPMENT		$11,075,000

EDUCATION – 2.2%
Dutchess County, NY, IDA, Weekly VRDNs, (Trinity-Pawling School Corp.)/(PNC Bank, N.A., LOC) 0.29%, 5/06/10	2,340,000	2,340,000

GENERAL OBLIGATIONS – 23.8%
New York City, NY, GO Bonds, (Series F-4) Weekly VRDNs, (Landesbank Hessen-Thuringen, LOC) 0.25%, 5/05/10	1,475,000	1,475,000
New York City, NY, GO Bonds, (Series F-6) Weekly VRDNs, (Morgan Guarantee Trust, LOC) 0.28%, 5/05/10	1,825,000	1,825,000
New York City, NY, GO Bonds, (Series I, Subseries I-4) Weekly VRDNs, (Bank of New York, LOC) 0.29%, 5/05/10	3,500,000	3,500,000
New York City, NY, GO Bonds, (Subseries A-4) Daily VRDNs, (Landesbank Baden Wurttemburgh, LOC) 0.26%, 5/03/10	3,095,000	3,095,000
New York City, NY, GO Bonds, (Subseries A-5) Weekly VRDNs, (Bank of Nova Scotia, LOC) 0.29%, 5/06/10	1,350,000	1,350,000
New York City, NY, GO Bonds, (Subseries A-6) Weekly VRDNs, (Landesbank Baden Wurttemburgh, LOC) 0.29%, 5/05/10	1,100,000	1,100,000
New York City, NY, GO Bonds, (Subseries H-2) Daily VRDNs, (Dexia Credit Local, LOC), 0.24%, 5/03/10	3,275,000	3,275,000
New York City, NY, GO Unlimited, (Series B-Subseries B7) Daily VRDNs, (JP Morgan Chase & Co.)/(AMBAC INS) 0.24%, 5/03/10	1,700,000	1,700,000
New York City, NY, GO Unlimited, (Series I-Subseries I-3) Daily VRDNs, (Bank of America N.A., LOC) 0.26%, 5/03/10	4,550,000	4,550,000
New York City, NY, GO Unlimited, (Subseries H-4) Daily VRDNs, (Bank of New York, LOC) 0.22%, 5/03/10	2,000,000	2,000,000
New York, NY, GO Unlimited, (Subseries A-8) Daily VRDNs, (JP Morgan Chase) 0.22%, 5/03/10	1,200,000	1,200,000
TOTAL GENERAL OBLIGATIONS		$25,070,000

Description	Par Value	Value

GENERAL REVENUE – 12.0%
New York City, NY, Transitional Finance Authority, (Series A-2) Weekly VRDNs, (Bank of Nova Scotia) 0.25%, 5/05/10	$5,000,000	$5,000,000
New York City, NY, Transitional Finance Authority, Revenue Bonds (Subseries 2F) Daily VRDNs, (Bayerische Landesbank (GTD) LOC) 0.24%, 5/03/10	1,100,000	1,100,000
New York State, Local Government Assistance Corp., Revenue Bonds, (Series A) Weekly VRDNs, (GO of Corp.)/(Bearish Landesbank/Westdeutsche Landesbank, LOC) 0.30%, 5/05/10	900,000	900,000
New York State, Local Government Assistance Corp., Revenue Bonds, (Series B) Weekly VRDNs, (GO of Corp.)/(Westdeutsche Landesbank/ Bayerische Landesbank, LOC) 0.32%, 5/05/10	3,500,000	3,500,000
New York State, Local Government Assistance Corp., Revenue Bonds, (Series G) Weekly VRDNs, (Bank of Nova Scotia, LOC) 0.26%, 5/05/10	2,200,000	2,200,000
TOTAL GENERAL REVENUE		$12,700,000

HOUSING – 7.2%
[5]Albany, NY, IDA, Housing Revenue, AMT, (Series A) Weekly VRDNs, (South Mall Towers Project)/(FANNIE MAE) 0.32%, 5/06/10	2,600,000	2,600,000
[5]New York State, HFA Revenue Bond, AMT, (Series 2005-A) Weekly VRDNs, (L&M 93rd Street LLC)/(Landesbank Hessen-Thuringen, LOC) 0.32%, 5/05/10	5,000,000	5,000,000
TOTAL HOUSING		$7,600,000

POWER – 8.5%
Long Island Power Authority, NY, Electric System Revenue, (Series E) Weekly VRDNs, (FSA, LOC)/(Dexia Credit Local, LOC) 0.32%, 5/05/10	1,500,000	1,500,000
Long Island Power Authority, NY, Electric System Revenue, (Subseries 3B) Daily VRDNs, (West LB, LOC) 0.24%, 5/03/10	500,000	500,000
New York State, Energy Research & Development Authority, Revenue Bonds, (Subseries A-1) Weekly VRDNs, (Consolidated Edison Co.)/(Wachovia Bank N.A., LOC) 0.27%, 5/05/10	7,000,000	7,000,000
TOTAL POWER		$9,000,000

TRANSPORTATION – 1.0%
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Subseries B-4) Weekly VRDNs, (GO of Authority)/(Landesbank Baden Wurttemburgh, LIQ) 0.31%, 5/06/10	1,100,000	1,100,000

(MTB New York Tax-Free Money Market Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	17

MTB New York Tax-Free Money Market Fund (concluded)

Description	Par Value	Value

WATER – 0.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, (Series F-1) Daily VRDNs, (Dexia Credit, LOC) 0.26%, 5/03/10	$300,000	$300,000
TOTAL NEW YORK		$69,185,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $69,185,000)		$69,185,000
TOTAL INVESTMENTS – 99.6% (COST $105,163,840)		$105,163,840
OTHER ASSETS LESS LIABILITIES – 0.4%		401,296
TOTAL NET ASSETS – 100.0%		$105,565,136

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$5,000,000	$—	$5,000,000
Municipal Bonds	—	30,978,840	—	30,978,840
Short-Term Municipal Bonds	—	69,185,000	—	69,185,000

Total	$—	$105,163,840	$—	$105,163,840

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2010

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Tax-Free Money Market Fund

At April 30, 2010, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Pollution Control	18.5%
Medical	13.8%
Development	11.4%
General Obligations	10.0%
Education	10.0%
Higher Education	8.9%
School District	8.6%
General Revenue	7.3%
Utilities	4.9%
Facilities	2.5%
Power	2.5%
Transportation	1.6%
Airport Development & Maintenance	0.3%
Other Assets and Liabilities – Net[1]	(0.3)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Value

COMMERCIAL PAPER – 2.5%

PENNSYLVANIA – 2.5%

DEVELOPMENT – 2.5%
Montgomery County, PA, IDA, (BNP Paribas LOC), Mandatory Tender 0.27%, 5/05/10	$1,000,000	$1,000,000
TOTAL COMMERCIAL PAPER (COST $1,000,000)		$1,000,000

MUNICIPAL BONDS – 27.0%

NEW YORK – 7.5%

GENERAL OBLIGATIONS – 7.5%
Irondequoit, NY, GO Unlimited, Refunding Notes, BANs, (Series B) 1.25%, 7/01/10	2,000,000	2,002,509
Rockland County, NY, GO Unlimited Notes, BANs (Series B) 1.50%, 4/22/11	1,000,000	1,001,336
TOTAL GENERAL OBLIGATIONS		$3,003,845
TOTAL NEW YORK		$3,003,845

PENNSYLVANIA – 19.5%

DEVELOPMENT – 3.4%
Allegheny County, PA, IDA, Revenue Bonds, Mandatory Tender, (Animal Friends, Inc. Project)/(PNC Bank N.A., LOC) 1.35%, 7/01/10	1,370,000	1,370,000

Description	Par Value	Value

FACILITIES – 2.5%
Pennsylvania State, Public School Building Authority, College Revenue Bonds, (Series A), (Harrisburg Area Community College)/(Assured GTY) 2.50%, 10/01/10	$1,000,000	$1,007,514

GENERAL OBLIGATIONS – 2.5%
Philadelphia, PA, TRANs, (Series B) 2.50%, 6/30/10	1,000,000	1,003,010

POLLUTION CONTROL – 2.5%
[5]Lancaster County Solid Waste Management Authority, PA, Resource Recovery System, Refunding Revenue Bonds, AMT, (Series A) 2.00%, 12/15/10	1,000,000	1,001,849

SCHOOL DISTRICT – 8.6%
Beaver Area School District, PA, GO Unlimited, Refunding Bonds (Series A), (AGM State Aid Withholding) 2.00%, 1/15/11	1,165,000	1,176,862
Camp Hill School District, PA, GO Unlimited Refunding Bonds, (Series A), (State Aid Withholding) 2.00%, 5/15/10	500,000	500,236

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

April 30, 2010  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	19

MTB Pennsylvania Tax-Free Money Market Fund (continued)

Description	Par Value	Value

Lebanon, PA, School District, GO Limited, Refunding Bonds, (Series AA), (FSA State Aid Withholding) 2.00%, 6/15/10	$1,735,000	$1,736,801
TOTAL SCHOOL DISTRICT		$3,413,899
TOTAL PENNSYLVANIA		$7,796,272
TOTAL MUNICIPAL BONDS (COST $10,800,117)		$10,800,117

3SHORT-TERM MUNICIPAL BONDS – 70.8%

PENNSYLVANIA – 70.8%

AIRPORT DEVELOPMENT & MAINTENANCE – 0.3%
Delaware County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (United Parcel Services, Inc.) 0.24%, 5/03/10	100,000	100,000

DEVELOPMENT – 5.5%
Delaware County, PA, IDA, Revenue Bonds, (Series G) Weekly VRDNs, (Res Recovery Facility)/(General Electric Capital Corp.) 0.25%, 5/05/10	1,580,000	1,580,000
Westmoreland County, PA, IDA, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Excela Health)/(Wachovia Bank N.A., LOC) 0.29%, 5/06/10	600,000	600,000
TOTAL DEVELOPMENT		$2,180,000

EDUCATION – 10.0%
Allentown, PA, Commercial and IDA, Daily VRDNs, (Diocese of Allentown)/(Wachovia Bank N.A., LOC) 0.29%, 5/03/10	1,600,000	1,600,000
Emmaus General Authority, PA, Local Government Revenue Bonds, (Pool B, Subseries B31) Weekly VRDNs, (U.S. Bank NA, LOC) 0.28%, 5/05/10	700,000	700,000
Emmaus General Authority, PA, Local Government Revenue Bonds, (Pool E, Subseries E25) Weekly VRDNs, (U.S. Bank NA, LOC) 0.28%, 5/05/10	700,000	700,000
Hazleton Area IDA, PA, Revenue Bonds, Weekly VRDNs, (MMI Preparatory School)/(PNC Bank N.A., LOC) 0.29%, 5/06/10	1,000,000	1,000,000
TOTAL EDUCATION		$4,000,000

GENERAL REVENUE – 7.3%
Emmaus General Authority, PA, Revenue Bonds, Weekly VRDNs, (U.S. Bank NA, LOC)/(State Aid Withholding)/(GOVT-F-19-RMKT-11/3/03) 0.28%, 5/05/10	1,900,000	1,900,000
Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds, Daily VRDNs, (Philadelphia Museum of Art)/(Wachovia Bank N.A., LOC) 0.24%, 5/03/10	1,000,000	1,000,000
TOTAL GENERAL REVENUE		$2,900,000

HIGHER EDUCATION – 8.9%
Northampton County, PA, Higher Education Authority, Revenue Bonds, (Series A) Weekly VRDNs, (Lehigh University)/(Wachovia Bank N.A.) 0.27%, 5/06/10	800,000	800,000

Description	Par Value	Value

Pennsylvania State, Higher Education Facilities Authority, Revenue Bonds, (Series B) Weekly VRDNs, (Drexel University)/(Landesbank Hessen-Thuringen, LOC) 0.34%, 5/06/10	$1,260,000	$1,260,000
Washington County Authority, PA, Refunding Revenue Bonds, Weekly VRDNs, (University of Pennsylvania) 0.25%, 5/06/10	1,500,000	1,500,000
TOTAL HIGHER EDUCATION		$3,560,000
MEDICAL – 13.8%
Bucks County, PA, IDA, Refunding Revenue Bonds, (Series A) Weekly VRDNs, (Grand View Hospital)/(TD Bank N.A., LOC) 0.26%, 5/06/10	1,000,000	1,000,000
Chester County, PA, HEFA, Health System Refunding Revenue Bonds, (Series A) Weekly VRDNs, (Jefferson Health System)/(JP Morgan Chase Bank) 0.30%, 5/05/10	1,000,000	1,000,000
Chester County, PA, HEFA, Revenue Bonds, (Series A) Weekly VRDNs, (Barclay Friends)/(Wachovia Bank N.A., LOC) 0.40%, 5/05/10	300,000	300,000
Geisinger Authority, PA, Health System Refunding Bonds, (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.) 0.25%, 5/03/10	1,200,000	1,200,000
Lehigh County, PA, General Purpose Hospital Revenue, Refunding Bonds, (Series C) Daily VRDNs, (Lehigh Valley Health Network)/(Bank of America N.A., LOC) 0.27%, 5/03/10	400,000	400,000
New Castle, PA, Area Hospital Authority, Hospital Refunding Revenue Bonds, Weekly VRDNs, (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank N.A.) 0.32%, 5/05/10	300,000	300,000
Wilkins Area, PA, IDA, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Fairview Extended Care Services)/(Bank of America N.A. LOC) 0.40%, 5/06/10	1,300,000	1,300,000
TOTAL MEDICAL		$5,500,000

POLLUTION CONTROL – 16.0%
Beaver County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (Firstenergy Generation)/(Barclays Bank PLC, LOC) 0.27%, 5/03/10	2,800,000	2,800,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (Firstenergy Nuclear Generation)/(Barclays Bank PLC, LOC) 0.27%, 5/03/10	400,000	400,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Weekly VRDNs, (Atlantic Richfield, GTD)/(BP PLC, GTD) 0.31%, 5/05/10	1,500,000	1,500,000
Delaware County, PA, IDA, Refunding Revenue Bonds, (Series G) Weekly VRDNs, (General Electric Capital Corp.) 0.25%, 5/05/10	700,000	700,000
[5]Indiana County, PA, IDA, Revenue Bonds, AMT, (Series A) Daily VRDNs, (Exelon Generation Co. LLC)/(BNP Paribas, LOC) 0.31%, 5/03/10	1,000,000	1,000,000
TOTAL POLLUTION CONTROL		$6,400,000
POWER – 2.5%
[5]Pennsylvania State, Energy Development Authority, Revenue Bonds, AMT, Weekly VRDNs, (Edensburg Power Company)/(Landesbank Hessen-Thuringen, LOC) 0.33%, 5/05/10	1,000,000	1,000,000

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2010

20	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Tax-Free Money Market Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 1.6%
Delaware River Port Authority, PA, PA & NJ Refunding Revenue Bonds, (Series B) Weekly VRDNs, (TD Bank N.A., LOC) 0.26%, 5/06/10	$655,000	$655,000

UTILITIES – 4.9%
Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds, (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC) 0.27%, 5/06/10	1,450,000	1,450,000
Pittsburgh, PA, Water & Sewer Authority System, Refunding Revenue Bonds, (Series B-1) Weekly VRDNs, (FSA INS)/(JP Morgan Chase Bank) 0.28%, 5/06/10	500,000	500,000
TOTAL UTILITIES		$1,950,000
TOTAL PENNSYLVANIA		$28,245,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $28,245,000)		$28,245,000
TOTAL INVESTMENTS – 100.3% (COST $40,045,117)		$40,045,117
OTHER LIABILITIES LESS ASSETS – (0.3%)		(104,286)
TOTAL NET ASSETS – 100.0%		$39,940,831

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$1,000,000	$—	$1,000,000
Municipal Bonds		10,800,117		10,800,117
Short-Term Municipal Bonds	—	28,245,000	—	28,245,000

Total	$—	$40,045,117	$—	$40,045,117

See Notes to Portfolios of Investments

April 30, 2010  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	21

(1)	Floating rate note with current rate and next reset date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(3)	Current rate and next reset date shown for Variable Rate Demand Notes.

(4)	Discount rate at time of purchase.

(5)	At April 30, 2010, 9.0% of the total investments at market value were subject to the alternative minimum tax for MTB Tax-Free Money Market Fund, 7.2% for MTB New York Tax-Free Money Market Fund, 7.5% for MTB Pennsylvania Tax-Free Money Market Fund.

(6)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2010, these liquid restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
MTB U.S. Government Money Market Fund	$541,452,220	25.6%
MTB Money Market Fund	774,604,959	45.3%
MTB Prime Money Market Fund	177,984,192	41.8%

(7)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2010, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB U.S. Government Money Market Fund
Straight-A Funding LLC	02/05/2010	$46,598,255	$46,618,067
Straight-A Funding LLC	03/12/2010	49,977,222	49,991,111
Straight-A Funding LLC	03/15/2010	99,951,000	99,978,417
Straight-A Funding LLC	04/09/2010	44,972,500	44,979,375
Straight-A Funding LLC	04/22/2010	49,982,750	49,985,625
Straight-A Funding LLC	04/06/2010	49,971,333	49,979,667
Straight-A Funding LLC	04/19/2010	99,936,444	99,945,111
Straight-A Funding LLC	03/12/2010	49,982,319	49,995,514
Straight-A Funding LLC	04/06/2010	49,971,000	49,979,333
			541,452,220	25.6%
MTB Money Market Fund
American Honda Finance Corp.	11/19/2009	85,000,000	85,000,000
Atlantis One Funding Corp.	04/21/2010	74,849,167	74,857,500
CAFCO LLC	01/08/2010	39,936,000	39,976,178
Ciesco LLC	02/02/2010	64,907,989	64,952,478
CRC Funding LLC	01/14/2010	39,942,333	39,978,000
Gemini Security Corp. LLC	04/07/2010	79,951,467	79,965,333
Johnson & Johnson	12/29/2009	39,940,533	39,973,333
Microsoft Corp.	01/08/2010	39,962,400	39,985,000
Nestle Capital Corp	03/30/2010	49,992,917	49,999,584
Procter & Gamble Co.	04/30/2010	64,989,022	64,989,022
Straight-A Funding LLC	04/09/2010	44,972,500	44,979,375
Straight-A Funding LLC	04/29/2010	39,988,244	39,988,755
Straight-A Funding LLC	04/19/2010	59,961,867	59,967,067
Toronto Dominion Holdings	10/21/2009	49,913,333	49,993,334
			774,604,959	45.3%

ANNUAL REPORT  /  April 30, 2010

22	NOTES TO PORTFOLIOS OF INVESTMENTS

(7)	Continued

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Prime Money Market Fund
American Honda Finance Corp.	11/19/2009	$15,000,000	$15,000,000
Atlantis One Funding Corp.	04/21/2010	14,969,833	14,971,500
CAFCO LLC	01/08/2010	9,984,000	9,994,044
Ciesco LLC	02/02/2010	14,978,767	14,989,034
CRC Funding LLC	01/14/2010	14,978,375	14,991,750
Gemini Security Corp. LLC	04/07/2010	19,987,867	19,991,333
Johnson & Johnson	12/29/2009	9,985,133	9,993,333
Microsoft Corp.	01/08/2010	9,990,600	9,996,250
Nestle Capital Corp	03/30/2010	11,998,300	11,999,900
Procter & Gamble Co.	04/30/2010	15,997,298	15,997,298
Straight-A Funding LLC	04/09/2010	10,067,844	10,069,383
Straight-A Funding LLC	04/29/2010	9,997,061	9,997,189
Straight-A Funding LLC	04/19/2010	9,993,644	9,994,511
Toronto Dominion Holdings	10/21/2009	9,982,667	9,998,667
			177,984,192	41.8%

The following acronyms are used throughout this report:

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BANs – Bond Anticipation Notes

COL – Collateralized

FSA – Financial Security Assurance Inc.

GO – General Obligation

GTD – Guaranteed

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Bank

See Notes which are an integral part of the Financial Statements

INS – Insured

INSTN – Institutional

LIQ – Liquidity Agreement

LLC – Limited Liability Corporation

LOC – Letter of Credit

LP – Limited Partnership

MFH – Multi-Family Housing

TANs – Tax Anticipation Notes

TRANs – Tax & Revenue Anticipation Notes

VRDNs – Variable Rate Demand Notes

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	23

April 30, 2010	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund
ASSETS:
Investments, at identified cost	$982,852,378	$2,112,262,020	$139,322,066	$1,773,078,339

Investments in repurchase agreements, at value	$458,000,000	$671,000,000	$—	$224,000,000
Investments in securities, at value	524,852,378	1,441,262,020	139,322,066	1,549,078,339

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	982,852,378	2,112,262,020	139,322,066	1,773,078,339

Cash	604,306	729,925	68,616	1,000,664
Income receivable	56,803	1,098,260	392,622	163,098
Other Assets	19,597	19,738	—	—

TOTAL ASSETS	983,533,084	2,114,109,943	139,783,304	1,774,242,101

LIABILITIES:
Payable for investments purchased	—	—	—	64,989,022
Income distribution payable	7,816	17,727	4,910	29,284
Payable for Trustees’ fees	228	246	224	171
Payable for distribution services fee	3,625	6,923	1,842	3,067
Payable for shareholder services fee	—	—	—	9,002
Accrued expenses	121,375	262,295	41,192	325,166

TOTAL LIABILITIES	133,044	287,191	48,168	65,355,712

NET ASSETS	$983,400,040	$2,113,822,752	$139,735,136	$1,708,886,389

NET ASSETS CONSIST OF:
Paid-in capital	$983,407,521	$2,113,840,479	$139,730,486	$1,708,926,964
Undistributed (distributions in excess of) net investment income	(7,481)	(17,727)	4,650	(29,284)
Accumulated net realized gain (loss) on investments	—	—	—	(11,291)

TOTAL NET ASSETS	$983,400,040	$2,113,822,752	$139,735,136	$1,708,886,389

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$141,648,104	$35,501,690	$18,948,669	$459,496,618

Shares outstanding (unlimited shares authorized)	141,653,693	35,506,027	18,949,463	459,625,673

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Class A2 Shares
Net Assets	$—	$—	$—	$244,661,092

Shares outstanding (unlimited shares authorized)	—	—	—	244,717,650

Net Asset Value per share	$—	$—	$—	$1.00

Class B Shares
Net Assets	$—	$—	$—	$205,101

Shares outstanding (unlimited shares authorized)	—	—	—	205,195

Net Asset Value per share	$—	$—	$—	$1.00

Class S Shares
Net Assets	$10,754,986	$—	$—	$12,826,261

Shares outstanding (unlimited shares authorized)	10,755,505	—	—	12,831,861

Net Asset Value per share	$1.00	$—	$—	$1.00

Institutional I Shares
Net Assets	$176,466,830	$496,004,300	$83,916,074	$566,594,410

Shares outstanding (unlimited shares authorized)	176,484,920	496,118,387	83,921,936	566,759,529

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional II Shares
Net Assets	$654,530,120	$1,582,316,762	$36,870,393	$425,102,907

Shares outstanding (unlimited shares authorized)	654,568,285	1,582,511,662	36,872,475	425,202,228

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2010

24	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2010	MTB Prime Money Market Fund	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
ASSETS:
Investments, at identified cost	$441,015,840	$105,163,840	$40,045,117

Investments in repurchase agreements, at value	$88,000,000	$—	$—
Investments in securities, at value	353,015,840	105,163,840	40,045,117

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	441,015,840	105,163,840	40,045,117

Cash	763,770	85,838	—
Income receivable	34,005	353,296	65,568
Other Assets	17,828	—	—

TOTAL ASSETS	441,831,443	105,602,974	40,110,685

LIABILITIES:
Payable to custodian	—	—	135,055
Payable for investments purchased	15,997,298	—	—
Income distribution payable	13,379	1,321	595
Payable for Trustees’ fees	211	338	187
Payable for distribution services fee	—	—	9
Payable for shareholder services fee	4,555	—	—
Accrued expenses	58,959	36,179	34,008

TOTAL LIABILITIES	16,074,402	37,838	169,854

NET ASSETS	$425,757,041	$105,565,136	$39,940,831

NET ASSETS CONSIST OF:
Paid-in capital	$425,760,031	$105,636,366	$39,937,739
Undistributed (distributions in excess of) net investment income	(63)	(1,322)	3,092
Accumulated net realized gain (loss) on investments	(2,927)	(69,908)	—

TOTAL NET ASSETS	$425,757,041	$105,565,136	$39,940,831

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$—	$57,727,557	$7,244,590

Shares outstanding (unlimited shares authorized)	—	57,760,659	7,244,399

Net Asset Value per share	$—	$1.00	$1.00

Corporate Shares
Net Assets	$425,757,041	$—	$—

Shares outstanding (unlimited shares authorized)	425,762,590	—	—

Net Asset Value per share	$1.00	$—	$—

Institutional I Shares
Net Assets	$—	$47,837,579	$18,178,402

Shares outstanding (unlimited shares authorized)	—	47,881,394	18,175,622

Net Asset Value per share	$—	$1.00	$1.00

Institutional II Shares
Net Assets	$—	$—	$14,517,839

Shares outstanding (unlimited shares authorized)	—	—	14,517,720

Net Asset Value per share	$—	$—	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS	25

Year Ended April 30, 2010	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund
INVESTMENT INCOME:
Interest	$2,456,191	$8,074,508	$968,587	$5,808,139
Security lending	3,552	—	—	—

TOTAL INVESTMENT INCOME	2,459,743	8,074,508	968,587	5,808,139

EXPENSES:
Investment advisory fee	4,165,717	10,246,348	757,902	7,534,069
Administrative personnel and services fee	286,859	705,803	52,191	519,447
Portfolio accounting, administration and custodian fees	316,829	897,951	50,403	756,507
Transfer and dividend disbursing agent fees and expenses	19,026	10,912	12,216	266,960
Trustees’ fees	14,205	14,010	14,183	14,628
Professional fees	52,203	50,242	45,615	51,478
Distribution services fee—Class A Shares	—	95,246	53,691	—
Distribution services fee—Class A2 Shares	—	—	—	707,855
Distribution services fee—Class B Shares	—	—	—	2,323
Distribution services fee—Class S Shares	29,075	—	—	51,850
Distribution services fee—Institutional II Shares	1,649,710	4,407,812	111,155	974,585
Shareholder services fee—Class A Shares	298,259	95,246	53,691	1,323,991
Shareholder services fee—Class A2 Shares	—	—	—	707,855
Shareholder services fee—Class B Shares	—	—	—	774
Shareholder services fee—Class S Shares	29,075	—	—	51,850
Shareholder services fee—Institutional I Shares	626,529	1,900,909	308,672	1,649,738
Share registration costs	46,899	40,575	35,637	57,944
Printing and postage	9,001	10,800	2,156	72,456
U.S. Treasury money market guarantee program premiums	—	522,738	21,066	415,439
Miscellaneous	134,440	241,028	21,670	173,316

TOTAL EXPENSES	7,677,827	19,239,620	1,540,248	15,333,065

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by Advisory	(2,767,186)	(5,142,215)	(238,309)	(4,967,827)
Waiver of distribution services fee—Class A Shares	—	(95,246)	(44,040)	—
Waiver of distribution services fee—Class A2 Shares	—	—	—	(707,855)
Waiver of distribution services fee—Class B Shares	—	—	—	(2,301)
Waiver of distribution services fee—Class S Shares	(29,075)	—	—	(44,974)
Waiver of distribution services fee—Institutional II Shares	(1,649,710)	(4,374,036)	(92,230)	(955,824)
Waiver of shareholder services fee—Class A Shares	(298,259)	(94,112)	(50,350)	(1,185,390)
Waiver of shareholder services fee—Class A2 Shares	—	—	—	(657,431)
Waiver of shareholder services fee—Class B Shares	—	—	—	(713)
Waiver of shareholder services fee—Class S Shares	(29,075)	—	—	(42,617)
Waiver of shareholder services fee—Institutional I Shares	(626,529)	(1,900,909)	(308,672)	(1,649,744)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(865)	(478)	(482)	(10,786)
Reimbursement of principal executive officer fee by Administrator	(1,734)	(4,897)	(197)	(4,171)

TOTAL WAIVERS AND REIMBURSEMENTS	(5,402,433)	(11,611,893)	(734,280)	(10,229,633)

Net expenses	2,275,394	7,627,727	805,968	5,103,432

Net investment income	184,349	446,781	162,619	704,707

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized and unrealized gain on investments	1,312	16,139	—	—

Change in net assets resulting from operations	$185,661	$462,920	$162,619	$704,707

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2010

26	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2010	MTB Prime Money Market Fund	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
INVESTMENT INCOME:
Interest	$1,390,039	$869,755	$239,723

EXPENSES:
Investment advisory fee	1,798,991	621,318	193,275
Administrative personnel and services fee	124,002	42,738	13,334
Portfolio accounting, administration and custodian fees	135,113	47,989	20,097
Transfer and dividend disbursing agent fees and expenses	10,706	22,979	14,347
Trustees’ fees	14,628	14,398	14,158
Professional fees	44,717	43,828	46,074
Distribution services fee—Class A Shares	—	—	17,741
Distribution services fee—Corporate Shares	1,124,369	—	—
Distribution services fee—Institutional II Shares	—	—	32,902
Shareholder services fee—Class A Shares	—	188,652	17,741
Shareholder services fee—Corporate Shares	1,124,369	—	—
Shareholder services fee—Institutional I Shares	—	199,671	70,154
Share registration costs	19,608	29,837	33,911
Printing and postage	3,921	3,872	2,014
U.S.Treasury money market guarantee program premiums	78,770	26,254	8,211
Miscellaneous	68,187	21,679	14,412

TOTAL EXPENSES	4,547,381	1,263,215	498,371

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by Advisory	(1,272,095)	(123,648)	(147,267)
Waiver of distribution services fee—Class A Shares	—	—	(16,384)
Waiver of distribution services fee—Corporate Shares	(1,124,369)	—	—
Waiver of distribution services fee—Institutional II Shares	—	—	(32,378)
Waiver of shareholder services fee—Class A Shares	—	(161,512)	(17,741)
Waiver of shareholder services fee—Corporate Shares	(1,083,467)	—	—
Waiver of shareholder services fee—Institutional I Shares	—	(199,671)	(70,154)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(507)	(715)	(474)
Reimbursement of principal executive officer fee by Administrator	(692)	(202)	(44)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,481,130)	(485,748)	(284,442)

Net expenses	1,066,251	777,467	213,929

Net investment income	323,788	92,288	25,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized and unrealized (loss) on investments	—	(63,251)	—

Change in net assets resulting from operations	$323,788	$29,037	$25,794

See Notes which are an integral part of the Financial Statements

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	27

	MTB U.S. Treasury Money Market Fund		MTB U.S. Government Money Market Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$184,349	$7,257,969	$446,781	$47,064,035
Net realized gain (loss) on investments	1,312	—	16,139	—

Change in net assets resulting from operations	185,661	7,257,969	462,920	47,064,035

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(19,102)	(647,425)	(3,776)	(417,938)
Class S Shares	(1,774)	(93,176)	—	—
Institutional I Shares	(48,026)	(3,636,026)	(94,098)	(27,687,941)
Institutional II Shares	(113,865)	(2,788,783)	(175,247)	(17,869,642)
Return of Capital
Class A Shares	—	—	(2,608)	—
Institutional I Shares	—	—	(64,994)	—
Institutional II Shares	—	—	(121,046)	—

Change in net assets resulting from distributions to shareholders	(182,767)	(7,165,410)	(461,769)	(45,975,521)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	720,546,399	1,153,506,573	103,671,524	130,123,623
Class S Shares	73,937,677	146,508,240	—	—
Institutional I Shares	546,276,177	1,476,315,519	1,873,261,809	2,542,634,865
Institutional II Shares	1,942,550,395	2,732,728,019	3,932,313,069	3,724,568,508
Distributions reinvested
Class A Shares	14,668	479,971	6,257	412,888
Class S Shares	2	—	—	—
Institutional I Shares	438	34,890	249	—
Institutional II Shares	—	—	87	—
Cost of shares redeemed
Class A Shares	(712,668,520)	(1,123,724,714)	(110,602,863)	(114,897,627)
Class S Shares	(73,453,632)	(157,401,746)	—	—
Institutional I Shares	(764,361,922)	(1,647,335,294)	(2,772,043,955)	(3,345,418,258)
Institutional II Shares	(2,040,303,699)	(2,427,948,052)	(3,992,129,406)	(3,500,338,884)

Change in net assets resulting from share transactions	(307,462,017)	153,163,406	(965,523,229)	(562,914,885)

Change in net assets	(307,459,123)	153,255,965	(965,522,078)	(561,826,371)
NET ASSETS:
Beginning of year	1,290,859,163	1,137,603,198	3,079,344,830	3,641,171,201

End of year	$983,400,040	$1,290,859,163	$2,113,822,752	$3,079,344,830

Distributions in excess of net investment income included in net assets at end of year	$(7,481)	$(10,342)	$(17,727)	$(207,526)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	720,546,399	1,153,506,573	103,671,524	130,123,623
Class S Shares	73,937,677	146,508,240	—	—
Institutional I Shares	546,276,177	1,476,315,519	1,873,261,809	2,542,634,865
Institutional II Shares	1,942,550,395	2,732,728,019	3,932,313,069	3,724,568,508
Distributions reinvested
Class A Shares	14,668	479,971	6,257	412,888
Class S Shares	2	—	—	—
Institutional I Shares	438	34,890	249	—
Institutional II Shares	—	—	87	—
Shares redeemed
Class A Shares	(712,668,520)	(1,123,724,714)	(110,602,863)	(114,897,627)
Class S Shares	(73,453,632)	(157,401,746)	—	—
Institutional I Shares	(764,361,922)	(1,647,335,294)	(2,772,043,955)	(3,345,418,258)
Institutional II Shares	(2,040,303,699)	(2,427,948,052)	(3,992,129,406)	(3,500,338,884)

Net change resulting from share transactions	(307,462,017)	153,163,406	(965,523,229)	(562,914,885)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

28	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Tax-Free Money Market Fund		MTB Money Market Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$162,619	$2,000,125	$704,707	$37,500,169
Net realized gain (loss) on investments	—	2	—	—

Change in net assets resulting from operations	162,619	2,000,127	704,707	37,500,169

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(7,515)	(221,729)	(116,197)	(8,944,305)
Class A2 Shares	—	—	(69,934)	(5,445,838)
Class B Shares	—	—	(74)	(1,870)
Class S Shares	—	—	(4,609)	(546,654)
Institutional I Shares	(128,949)	(1,224,871)	(295,177)	(10,982,176)
Institutional II Shares	(26,202)	(561,256)	(154,040)	(10,767,726)
Return of Capital
Class A Shares	—	—	(11,101)	—
Class A2 Shares	—	—	(6,681)	—
Class B Shares	—	—	(7)	—
Class S Shares	—	—	(440)	—
Institutional I Shares	—	—	(28,201)	—
Institutional II Shares	—	—	(14,717)	—

Change in net assets resulting from distributions to shareholders	(162,666)	(2,007,856)	(701,178)	(36,688,569)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	41,566,010	63,715,273	1,449,614,626	2,707,507,852
Class A2 Shares	—	—	124,710,770	190,321,634
Class B Shares	—	—	500	463,713
Class S Shares	—	—	191,756,126	513,636,230
Institutional I Shares	153,583,649	211,927,019	1,058,237,609	1,564,874,705
Institutional II Shares	52,330,657	137,294,378	1,012,783,706	1,241,929,892
Distributions reinvested
Class A Shares	7,366	221,232	92,645	7,151,239
Class A2 Shares	—	—	87,198	5,354,552
Class B Shares	—	—	82	1,797
Class S Shares	—	—	105	126
Institutional I Shares	331	8	19,446	600,399
Institutional II Shares	—	—	11	3,752
Cost of shares redeemed
Class A Shares	(43,962,564)	(64,798,702)	(1,620,640,497)	(2,922,376,595)
Class A2 Shares	—	—	(200,383,611)	(335,107,120)
Class B Shares	—	—	(213,046)	(319,214)
Class S Shares	—	—	(209,353,532)	(545,032,625)
Institutional I Shares	(250,252,322)	(101,476,382)	(1,303,759,963)	(1,544,002,178)
Institutional II Shares	(64,602,635)	(127,217,909)	(1,034,891,769)	(1,899,504,847)

Change in net assets resulting from share transactions	(111,329,508)	119,664,917	(531,939,594)	(1,014,496,688)

Change in net assets	(111,329,555)	119,657,188	(531,936,065)	(1,013,685,088)
NET ASSETS:
Beginning of year	251,064,691	131,407,503	2,240,822,454	3,254,507,542

End of year	$139,735,136	$251,064,691	$1,708,886,389	$2,240,822,454

Undistributed (Distributions in excess of) net investment income included in net assets at end of year	$4,650	$4,697	$(29,284)	$(93,960)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	41,566,010	63,715,273	1,449,614,626	2,707,507,852
Class A2 Shares	—	—	124,710,770	190,321,634
Class B Shares	—	—	500	463,713
Class S Shares	—	—	191,756,106	513,636,230
Institutional I Shares	153,583,649	211,927,019	1,058,237,609	1,564,874,705
Institutional II Shares	52,330,657	137,294,378	1,012,783,706	1,241,929,892
Distributions reinvested
Class A Shares	7,366	221,233	92,645	7,151,239
Class A2 Shares	—	—	87,198	5,354,552
Class B Shares	—	—	82	1,797
Class S Shares	—	—	105	126
Institutional I Shares	331	8	19,446	600,399
Institutional II Shares	—	—	11	3,752
Shares redeemed
Class A Shares	(43,962,564)	(64,798,702)	(1,620,640,346)	(2,922,376,595)
Class A2 Shares	—	—	(200,383,611)	(335,107,120)
Class B Shares	—	—	(213,046)	(319,214)
Class S Shares	—	—	(209,353,529)	(545,032,625)
Institutional I Shares	(250,252,322)	(101,476,382)	(1,303,759,963)	(1,544,002,178)
Institutional II Shares	(64,602,635)	(127,217,909)	(1,034,891,768)	(1,899,504,847)

Net change resulting from share transactions	(111,329,508)	119,664,918	(531,939,459)	(1,014,496,688)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2010  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	29

	MTB Prime Money Market Fund		MTB New York Tax-Free Money Market Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$323,788	$6,247,420	$92,288	$2,097,356
Net realized gain (loss) on investments	—	—	(63,251)	(6,657)

Change in net assets resulting from operations	323,788	6,247,420	29,037	2,090,699

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	—	—	(25,354)	(974,681)
Corporate Shares	(323,835)	(6,053,388)	—	—
Institutional I Shares	—	—	(66,359)	(1,117,781)
Distributions from net realized gain on investments
Class A Shares	—	—	—	(4,689)
Institutional I Shares	—	—	—	(5,681)

Change in net assets resulting from distributions to shareholders	(323,835)	(6,053,388)	(91,713)	(2,102,832)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	—	—	199,048,434	233,844,001
Corporate Shares	1,196,398,750	1,549,587,589	—	—
Institutional I Shares	—	—	143,991,061	233,010,031
Distributions reinvested
Class A Shares	—	—	31,389	922,360
Corporate Shares	107,716	2,051,810	—	—
Institutional I Shares	—	—	9,672	105,799
Cost of shares redeemed
Class A Shares	—	—	(224,978,573)	(251,391,104)
Corporate Shares	(1,335,283,403)	(1,442,074,281)	—	—
Institutional I Shares	—	—	(209,520,671)	(169,349,604)

Change in net assets resulting from share transactions	(138,776,937)	109,565,118	(91,418,688)	47,141,483

Change in net assets	(138,776,984)	109,759,150	(91,481,364)	47,129,350
NET ASSETS:
Beginning of year	564,534,025	454,774,875	197,046,500	149,917,150

End of year	$425,757,041	$564,534,025	$105,565,136	$197,046,500

Distributions in excess of net investment income included in net assets at end of year	$(63)	$(16)	$(1,322)	$(7,603)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	—	—	199,048,434	233,844,001
Corporate Shares	1,196,398,750	1,549,587,589	—	—
Institutional I Shares	—	—	143,991,061	233,010,031
Distributions reinvested
Class A Shares	—	—	31,389	922,360
Corporate Shares	107,716	2,051,810	—	—
Institutional I Shares	—	—	9,672	105,799
Shares redeemed
Class A Shares	—	—	(224,978,573)	(251,391,104)
Corporate Shares	(1,335,283,403)	(1,442,074,282)	—	—
Institutional I Shares	—	—	(209,520,671)	(169,349,604)

Net change resulting from share transactions	(138,776,937)	109,565,117	(91,418,688)	47,141,483

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2010

30	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	MTB Pennsylvania Tax-Free Money Market Fund
	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$25,794	$742,962
Net realized gain (loss) on investments	—	—

Change in net assets resulting from operations	25,794	742,962

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(2,000)	(58,907)
Institutional I Shares	(20,607)	(647,697)
Institutional II Shares	(3,672)	(35,291)

Change in net assets resulting from distributions to shareholders	(26,279)	(741,895)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	20,834,909	14,345,263
Institutional I Shares	49,437,783	136,521,883
Institutional II Shares	20,093,481	5,791,891
Distributions reinvested
Class A Shares	2,192	58,654
Institutional I Shares	1,585	9,607
Institutional II Shares	—	1
Cost of shares redeemed
Class A Shares	(18,729,732)	(15,585,906)
Institutional I Shares	(80,027,020)	(147,000,294)
Institutional II Shares	(9,721,831)	(5,329,629)

Change in net assets resulting from share transactions	(18,108,633)	(11,188,530)

Change in net assets	(18,109,118)	(11,187,463)
NET ASSETS:
Beginning of year	58,049,949	69,237,412

End of year	$39,940,831	$58,049,949

Undistributed net investment income included in net assets at end of year	$3,092	$3,577

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	20,834,909	14,345,263
Institutional I Shares	49,437,783	136,521,884
Institutional II Shares	20,093,481	5,791,891
Distributions reinvested
Class A Shares	2,192	58,654
Institutional I Shares	1,585	9,607
Institutional II Shares	—	1
Shares redeemed
Class A Shares	(18,729,732)	(15,585,906)
Institutional I Shares	(80,027,020)	(147,000,294)
Institutional II Shares	(9,721,831)	(5,329,629)

Net change resulting from share transactions	(18,108,633)	(11,188,529)

See Notes which are an integral part of the Financial Statements

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS	31

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. TREASURY MONEY MARKET FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.005	0.033	0.043	0.028
Less Distribution from Net Investment Income	(0.000	)(c)	(0.005)	(0.033)	(0.043)	(0.028)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.54%	3.40%	4.42%	2.91%
Net Assets, End of Period (000’s)	$141,648		$133,754	$103,488	$108,698	$117,863
Ratios to Average Net Assets
Gross Expense	0.74%		0.74%	0.76%	0.78%	1.02%
Net Expenses(b)	0.20%		0.60%	0.74%	0.72%	0.79%
Net Investment Income	0.02%		0.48%	3.32%	4.33%	2.84%

CLASS S SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.004	0.031	0.041	0.028
Less Distribution from Net Investment Income	(0.000	)(c)	(0.004)	(0.031)	(0.041)	(0.028)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.43%	3.14%	4.18%	2.88%
Net Assets, End of Period (000’s)	$10,755		$10,271	$21,153	$27,794	$28,842
Ratios to Average Net Assets
Gross Expense	0.98%		0.99%	1.01%	1.03%	1.02%
Net Expenses(b)	0.20%		0.74%	0.99%	0.96%	0.81%
Net Investment Income	0.02%		0.45%	3.27%	4.10%	2.79%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.007	0.036	0.046	0.032
Less Distribution from Net Investment Income	(0.000	)(c)	(0.007)	(0.036)	(0.046)	(0.032)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.68%	3.66%	4.66%	3.22%
Net Assets, End of Period (000’s)	$176,467		$394,550	$565,532	$336,470	$337,038
Ratios to Average Net Assets
Gross Expense	0.74%		0.74%	0.75%	0.77%	0.78%
Net Expenses(b)	0.23%		0.46%	0.49%	0.49%	0.49%
Net Investment Income	0.02%		0.64%	3.64%	4.57%	3.20%

INSTITUTIONAL II SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.006	0.035	0.044	0.031
Less Distribution from Net Investment Income	(0.000	)(c)	(0.006)	(0.035)	(0.044)	(0.031)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.58%	3.51%	4.51%	3.10%
Net Assets, End of Period (000’s)	$654,530		$752,284	$447,430	$382,644	$396,703
Ratios to Average Net Assets
Gross Expense	0.73%		0.74%	0.75%	0.77%	0.79%
Net Expenses(b)	0.22%		0.54%	0.64%	0.63%	0.60%
Net Investment Income	0.03%		0.39%	3.22%	4.40%	3.05%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

32	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT MONEY MARKET FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.011	0.038	0.044	0.030
Less Distribution from Net Investment Income	(0.000	)(c)	(0.011)	(0.038)	(0.044)	(0.030)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		1.14%	3.97%	4.53%	3.06%
Net Assets, End of Period (000’s)	$35,502		$42,427	$26,789	$23,755	$5,504
Ratios to Average Net Assets
Gross Expense	1.00%		0.99%	0.99%	1.01%	1.02%
Net Expenses(b)	0.30%		0.73%	0.70%	0.72%	0.82%
Net Investment Income	0.02%		0.97%	3.77%	4.67%	3.17%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.013	0.041	0.047	0.034
Less Distribution from Net Investment Income	(0.000	)(c)	(0.013)	(0.041)	(0.047)	(0.034)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		1.34%	4.20%	4.83%	3.45%
Net Assets, End of Period (000’s)	$496,004		$1,394,758	$2,196,947	$1,420,028	$1,281,353
Ratios to Average Net Assets
Gross Expense	0.75%		0.73%	0.73%	0.76%	0.76%
Net Expenses(b)	0.32%		0.48%	0.45%	0.45%	0.43%
Net Investment Income	0.02%		1.38%	3.97%	4.74%	3.41%

INSTITUTIONAL II SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.012	0.040	0.046	0.033
Less Distribution from Net Investment Income	(0.000	)(c)	(0.012)	(0.040)	(0.046)	(0.033)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		1.23%	4.09%	4.74%	3.38%
Net Assets, End of Period (000’s)	$1,582,317		$1,642,160	$1,417,435	$1,075,679	$849,308
Ratios to Average Net Assets
Gross Expense	0.74%		0.73%	0.73%	0.76%	0.76%
Net Expenses(b)	0.29%		0.58%	0.55%	0.54%	0.50%
Net Investment Income	0.02%		1.17%	3.88%	4.63%	3.36%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	33

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.010	0.024	0.027	0.020
Net Realized and Unrealized Gain (Loss)	—		—	0.001	—	—

Total Income (Loss) From Operations	0.000		0.010	0.025	0.027	0.020

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.010)	(0.025)	(0.027)	(0.020)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.03%		1.00%	2.49%	2.78%	1.99%
Net Assets, End of Period (000’s)	$18,949		$21,338	$22,194	$19,781	$31,402
Ratios to Average Net Assets
Gross Expense	1.04%		1.03%	1.08%	1.09%	1.09%
Net Expenses(b)	0.47%		0.80%	0.79%	0.80%	0.75%
Net Investment Income	0.04%		0.99%	2.44%	2.72%	1.97%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.014	0.028	0.031	0.023
Net Realized and Unrealized Gain (Loss)	—		—	0.001	—	—

Total Income (Loss) From Operations	0.001		0.014	0.029	0.031	0.023

Less Distributions From:
Net Investment Income	(0.001)		(0.014)	(0.029)	(0.031)	(0.023)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.09%		1.40%	2.88%	3.19%	2.36%
Net Assets, End of Period (000’s)	$83,916		$180,584	$70,133	$41,617	$54,359
Ratios to Average Net Assets
Gross Expense	0.78%		0.78%	0.90%	0.84%	0.84%
Net Expenses(b)	0.41%		0.42%	0.39%	0.41%	0.39%
Net Investment Income	0.10%		1.14%	2.75%	3.13%	2.32%

INSTITUTIONAL II SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.012	0.026	0.030	0.022
Net Realized and Unrealized Gain (Loss)	—		—	0.001	—	—

Total Income (Loss) From Operations	0.001		0.012	0.027	0.030	0.022

Less Distributions From:
Net Investment Income	(0.001)		(0.012)	(0.027)	(0.030)	(0.022)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.06%		1.25%	2.74%	3.04%	2.25%
Net Assets, End of Period (000’s)	$36,870		$49,143	$39,081	$29,292	$37,806
Ratios to Average Net Assets
Gross Expense	0.78%		0.78%	0.82%	0.84%	0.84%
Net Expenses(b)	0.45%		0.56%	0.54%	0.55%	0.50%
Net Investment Income	0.06%		1.21%	2.64%	2.98%	2.23%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

34	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.011	0.041	0.046	0.030
Less Distributions from Net Investment Income	(0.000	)(c)	(0.011)	(0.041)	(0.046)	(0.030)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		1.13%	4.14%	4.72%	3.06%
Net Assets, End of Period (000’s)	$459,497		$630,429	$837,674	$740,486	$745,488
Ratios to Average Net Assets
Gross Expense	0.77%		0.76%	0.75%	0.78%	1.03%
Net Expenses(b)	0.29%		0.67%	0.67%	0.63%	0.86%
Net Investment Income	0.02%		1.20%	3.97%	4.62%	3.01%

CLASS A2 SHARES(d)	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.013	0.043	0.047	0.033
Less Distributions from Net Investment Income	(0.000	)(c)	(0.013)	(0.043)	(0.047)	(0.033)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.03%		1.30%	4.35%	4.83%	3.33%
Net Assets, End of Period (000’s)	$244,661		$320,238	$459,544	$156,286	$8,961
Ratios to Average Net Assets
Gross Expense	1.02%		1.00%	0.99%	1.03%	1.04%
Net Expenses(b)	0.28%		0.49%	0.47%	0.49%	0.60%
Net Investment Income	0.03%		1.42%	3.98%	4.85%	3.29%

CLASS B SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.006	0.033	0.039	0.028
Less Distributions from Net Investment Income	(0.000	)(c)	(0.006)	(0.033)	(0.039)	(0.028)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.62%	3.37%	4.01%	2.79%
Net Assets, End of Period (000’s)	$205		$417	$271	$116	$183
Ratios to Average Net Assets
Gross Expense	1.53%		1.53%	1.49%	1.50%	1.45%
Net Expenses(b)	0.30%		1.14%	1.42%	1.34%	1.08%
Net Investment Income	0.02%		0.54%	2.96%	3.57%	2.80%

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	35

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND – (continued)

CLASS S SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.009	0.038	0.043	0.030
Less Distributions from Net Investment Income	(0.000	)(c)	(0.009)	(0.038)	(0.043)	(0.030)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.92%	3.88%	4.40%	3.01%
Net Assets, End of Period (000’s)	$12,826		$30,423	$62,025	$61,091	$45,691
Ratios to Average Net Assets
Gross Expense	1.02%		1.00%	1.00%	1.03%	1.04%
Net Expenses(b)	0.34%		0.88%	0.92%	0.93%	0.91%
Net Investment Income	0.03%		1.07%	3.75%	4.33%	2.97%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.013	0.043	0.048	0.035
Less Distributions from Net Investment Income	(0.000	)(c)	(0.013)	(0.043)	(0.048)	(0.035)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.05%		1.35%	4.40%	4.92%	3.52%
Net Assets, End of Period (000’s)	$566,594		$812,096	$790,578	$502,907	$508,399
Ratios to Average Net Assets
Gross Expense	0.77%		0.76%	0.74%	0.78%	0.79%
Net Expenses(b)	0.26%		0.45%	0.42%	0.43%	0.41%
Net Investment Income	0.05%		1.31%	4.09%	4.82%	3.46%

INSTITUTIONAL II SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.012	0.042	0.047	0.034
Less Distributions from Net Investment Income	(0.000	)(c)	(0.012)	(0.042)	(0.047)	(0.034)
Return of Capital	(0.000	)(c)	—	—	—	—

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.04%		1.25%	4.29%	4.82%	3.43%
Net Assets, End of Period (000’s)	$425,103		$447,219	$1,104,416	$555,422	$550,498
Ratios to Average Net Assets
Gross Expense	0.77%		0.74%	0.74%	0.78%	0.79%
Net Expenses(b)	0.26%		0.53%	0.52%	0.53%	0.50%
Net Investment Income	0.04%		1.55%	3.93%	4.73%	3.48%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

36	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PRIME MONEY MARKET FUND

CORPORATE SHARES(c)	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.001	0.013	0.043	0.048	0.034
Less Distributions from Net Investment Income	(0.001)	(0.013)	(0.043)	(0.048)	(0.034)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.07%	1.35%	4.44%	4.94%	3.49%
Net Assets, End of Period (000’s)	$425,757	$564,534	$454,775	$349,459	$313,897
Ratios to Average Net Assets
Gross Expense	1.01%	1.01%	0.97%	1.03%	1.03%
Net Expenses(b)	0.24%	0.39%	0.37%	0.40%	0.43%
Net Investment Income	0.07%	1.27%	4.19%	4.83%	3.44%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Formerly Institutional Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2010  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	37

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.010		0.024		0.028	0.020

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.010)		(0.024)		(0.028)	(0.020)
Net Realized Gains	—		(0.000	)(c)	(0.000	)(c)	—	—

Total Distributions	0.000		(0.010)		(0.024)		(0.028)	(0.020)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.03%		1.06%		2.47%		2.86%	2.04%
Net Assets, End of Period (000’s)	$57,728		$83,653		$100,280		$80,685	$98,113
Ratios to Average Net Assets
Gross Expense	0.81%		0.79%		0.80%		0.84%	1.06%
Net Expenses(b)	0.52%		0.75%		0.74%		0.72%	0.71%
Net Investment Income	0.03%		1.06%		2.36%		2.81%	2.02%

INSTITUTIONAL I SHARES	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.001		0.013		0.025		0.030	0.022
Net Realized and Unrealized Gain (Loss)	—		—		0.002		—	—

Total Income (Loss) From Operations	0.001		0.013		0.027		0.030	0.022

Less Distributions From:
Net Investment Income	(0.001)		(0.013)		(0.027)		(0.030)	(0.022)
Net Realized Gains	—		(0.000	)(c)	(0.000	)(c)	—	—

Total Distributions	(0.001)		(0.013)		(0.027)		(0.030)	(0.022)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000	$ 1.000

Total Return(a)	0.07%		1.30%		2.72%		3.08%	2.24%
Net Assets, End of Period (000’s)	$47,838		$113,393		$49,637		$30,767	$27,958
Ratios to Average Net Assets
Gross Expense	0.81%		0.79%		0.80%		0.85%	0.85%
Net Expenses(b)	0.49%		0.50%		0.49%		0.50%	0.52%
Net Investment Income	0.08%		1.24%		2.52%		3.02%	2.22%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2010

38	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.010	0.025	0.028	0.019
Less Distributions from Net Investment Income	(0.000	)(c)	(0.010)	(0.025)	(0.028)	(0.019)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.03%		0.97%	2.50%	2.81%	1.96%
Net Assets, End of Period (000’s)	$7,245		$5,137	$6,320	$3,817	$663
Ratios to Average Net Assets
Gross Expense	1.25%		1.13%	1.30%	1.41%	1.42%
Net Expenses(b)	0.44%		0.76%	0.75%	0.77%	0.80%
Net Investment Income	0.03%		0.98%	2.41%	2.83%	1.94%

INSTITUTIONAL I SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.001		0.011	0.027	0.030	0.022
Less Distributions from Net Investment Income	(0.001)		(0.011)	(0.027)	(0.030)	(0.022)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.06%		1.16%	2.71%	3.03%	2.20%
Net Assets, End of Period (000’s)	$18,178		$48,766	$59,232	$15,343	$29,677
Ratios to Average Net Assets
Gross Expense	0.99%		0.88%	1.04%	1.16%	1.18%
Net Expenses(b)	0.47%		0.57%	0.55%	0.57%	0.58%
Net Investment Income	0.07%		1.09%	2.46%	2.96%	2.22%

INSTITUTIONAL II SHARES	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Net Investment Income	0.000	(c)	0.011	0.026	0.029	0.021
Less Distributions from Net Investment Income	(0.000	)(c)	(0.011)	(0.026)	(0.029)	(0.021)

Net Asset Value, End of Period	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.04%		1.06%	2.61%	2.97%	2.17%
Net Assets, End of Period (000’s)	$14,518		$4,146	$3,685	$931	$1,020
Ratios to Average Net Assets
Gross Expense	1.00%		0.89%	1.03%	1.15%	1.15%
Net Expenses(b)	0.39%		0.67%	0.65%	0.65%	0.58%
Net Investment Income	0.03%		0.97%	2.38%	2.90%	2.12%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	39

MTB Group of Funds

April 30, 2010

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 26 portfolios, 7 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 19 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Objectives
MTB U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

MTB Money Market Fund (“Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from both federal and New York state and local income taxes while maintaining liquidity and stability of principal.

MTB Pennsylvania Tax-Free Money Market Fund (“Pennsylvania Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from both federal and Pennsylvania state and local income taxes while maintaining liquidity and stability of principal.

(d)	Diversified

The Trust offers 8 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class B Shares, Class C Shares, Class S Shares, Corporate Shares, Institutional I Shares and Institutional II Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

As of the close of business on December 31, 2008, the Funds’ Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders of Class B Shares of the Funds on that date may retain their current Class B Shares, but will not be able to purchase additional Class B Shares except through the reinvestment of dividends and distributions. Shareholders may still redeem their Class B Shares at any time, subject to any applicable deferred sales charges. Shareholders will also retain the ability to exchange their Class B Shares for Class B Shares of other funds in the Trust. Additionally, Rule 12b-1 fees will continue to be assessed and collected on the Class B Shares of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the SEC and its staff. It is effective for financial statements issued for interim and annual periods ending on or after September 15, 2009. The Funds adopted the standard effective October 31, 2009. The adoption did not have a material effect on the Funds’ financial statements.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Trust follows authoritative guidance for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In January 2010, the Financial Accounting Standard Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual periods beginning after December 15, 2009. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effects that the adoption of ASU 2010-06 will have on the Funds’ financial statements.

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ANNUAL REPORT  /  April 30, 2010

40	NOTES TO FINANCIAL STATEMENTS

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the counterparty to the repurchase agreement. Other repurchase agreements are treated as obligations of the counterparty secured by the underlying securities. Nevertheless, the insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All Funds, except Prime Money Market Fund, offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distribution rates are generally due to differences in separate class expense.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses.

Premium and Discount Amortization/Accretion – All premiums and discounts are amortized/accreted.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	41

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of April 30, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the three-year periods ended April 30, 2009, 2008 and 2007, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Distributions in Excess of Income	Paid in Capital	Accumulated Net Realized Loss
U.S. Treasury Money Market Fund	$1,279	$—	$(1,279)
U.S. Government Money Market Fund	16,139	—	(16,139)
Tax-Free Money Market Fund	—	(566)	566
New York Tax-Free Money Market Fund	5,706	(5,706)	—

Net investment income (loss), net realized gain (loss), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2010 and 2009 were as follows:

Fund	Return of Capital	2010 Ordinary Income*		2009 Ordinary Income
U.S. Treasury Money Market Fund	$—	$182,767		$7,150,090
U.S. Government Money Market Fund	188,648	273,121		45,975,521
Tax-Free Money Market Fund	—	162,666	**	2,007,856	***

Fund	Return of Capital	2010 Ordinary Income*		2009 Ordinary Income
Money Market Fund	$61,147	$640,031		$36,359,784
Prime Money Market Fund	—	323,835		6,053,388
New York Tax-Free Money Market Fund	—	91,713	**	2,102,832	***
Pennsylvania Tax-Free Money Market Fund	—	26,279	**	741,895	***

*	For tax purpose short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $162,631, $86,000 and $26,279 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, and Pennsylvania Tax-Free Money Market Fund.

***	Included in this amount is tax exempt income of $2,007,856 , $2,092,822 and $741,895 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, and Pennsylvania Tax-Free Money Market Fund.

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed (Distribution in Excess of) Ordinary Income	Capital Loss Carryforward
U.S. Treasury Money Market Fund	$(7,481)	$—
U.S. Government Money Market Fund	(17,727)	—
Tax-Free Money Market Fund	4,650 *	—
Money Market Fund	(29,284)	(11,291)
Prime Money Market Fund	(63)	(2,927)
New York Tax-Free Money Market Fund	(1,322)	(69,908)
Pennsylvania Tax-Free Money Market Fund	3,092 *	—

*	Included in this amount is tax exempt income of $4,650 and $3,092 for the Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund

At April 30, 2010, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in								Total Capital Loss Carryforwards
Fund	2011	2012	2013	2014	2015	2016	2017	2018
Money Market Fund	$11,291	$—	$—	$—	$—	$—	$—	$—	$11,291
Prime Money Market Fund	2,750	—	—	177	—	—	—	—	2,927
New York Tax-Free Money Market	—	—	—	—	—	—	6,657	63,251	69,908

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ANNUAL REPORT  /  April 30, 2010

42	NOTES TO FINANCIAL STATEMENTS

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – MTB Investment Advisors, Inc. (“MTBIA,” or the “Advisor”) receives for its services an annual investment advisory fee, accrued daily and paid daily, equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2010, the Advisor voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Administrative Fee – BNY Mellon provides the Trust with

fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. For the period September 10, 2007 through September 10, 2010, BNY Mellon has agreed to limit fees payable by the Trust for fund administration, accounting and custody services to $2,679,285 per year. MTB Investment Advisors, Inc. (“MTBIA”) in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee as specified below.

Administrative fees payable to MTBIA are calculated as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the Trust
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds, except U.S. Treasury Money Market Fund’s Class A Shares, Money Market Fund’s Class A Shares and New York Tax-Free Money Market Fund’s Class A Shares, to pay fees to financial intermediaries which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, Class A2 Shares, Class S Shares, Corporate Shares and Institutional II Shares and up to 0.75% of the average daily net assets of the Funds’ Class B Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

The Funds may reduce the maximum amount of distribution service fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

Sales Charges – The Class A Shares of all the Funds, excluding Money Market Funds, bear front-end sales charges. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase. This is a non-taxable event.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class A2 Shares, Class B Shares, Class S Shares, Corporate Shares and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. (“M&T”), an affiliate of the Advisor, has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provide shareholder services to. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2010, M&T or an affiliate received a portion of the fees paid by the following Funds which are listed in the chart below:

Fund	Shareholder Services Fee
U.S. Treasury Money Market Fund	$224
U.S. Government Money Market Fund	23
Tax-Free Money Market Fund	113
Money Market Fund	94,082
Prime Money Market Fund	39,376
New York Tax-Free Money Market Fund	10,368

Other Service Providers – Foreside Management Services. LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the twelve month period ended September 10, 2009, BNY Mellon agreed to pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by BNY Mellon are shown as reimbursements on the Statements of Operations.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007 through November 16, 2010, BNY Mellon has agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable by the Trust exceed $1,047,803 per year. These amounts are shown as reimbursements on the Statements of Operations.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Board of Trustees (the “Trustees”).

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April 30, 2010  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	43

5.	CONCENTRATION OF RISK

Since New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. Additionally, at April 30, 2010, Tax-Free Money Market Fund was invested 26.9% in Pennsylvania and 29.6% in New York State. In order to reduce the credit risk associated with such factors, at April 30, 2010, 18.0% for Tax-Free Money Market Fund, 30.5% for New York Tax-Free Money Market Fund and 17.8% for Pennsylvania Tax-Free Money Market Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 11.2% for Tax-Free Money Market Fund, 19.8% for New York Tax-Free Money Market Fund and 10.3% for Pennsylvania Tax-Free Money Market Fund.

6.	LINE OF CREDIT

The Trust participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is February 9, 2011. The Funds did not utilize the LOC for the year ended April 30, 2010.

7.	OTHER MATTERS

On October 7, 2008, the Board approved the participation of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008. On December 3, 2008, the Board approved the Funds participation in the Program which was extended through April 30, 2009. In addition, on April 18, 2009, the Board approved the Funds participation in the Program to extend through September 18, 2009, (exclusive of the U.S. Treasury Money Market Fund) which was the termination date of the program. The cost of the program is reflected in the statement of operations.

During the period from December 23, 2008 to May 21, 2009, the U.S. Treasury Money Market Fund stopped accepting purchases from new investors with respect to all classes of shares. This was done in an effort to protect existing shareholders from the prevailing market environment, declining interest rates and low yields on U.S. Treasury securities during that period which reduced opportunities for the Fund to invest in new cash flows. However, effective May 21, 2009, the Fund’s Advisor decided to re-open the Fund to new investors, determining that the conditions in this regard had abated. As stated in the Fund’s prospectuses, the Fund reserves the right to reject any purchase request for any reason. Please note that the foregoing limitations on purchases do not relate to the rights of shareholders to redeem their shares of the Fund.

8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

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ANNUAL REPORT  /  April 30, 2010

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB U.S. Treasury Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax-Free Money Market Fund (seven of the Funds constituting MTB Group of Funds) (the “Funds”), including the portfolios of investments, as of April 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of the MTB Group of Funds at April 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2010

April 30, 2010  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	45

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 26 funds and is the only investment company in the Fund complex. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. (3/07 to present).

Other Directorships Held: None

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice-President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Birth year:1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Retired.

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/04 to present); Chairman, Buffalo Olmstead Parks Conservancy (1/04 to 5/08); Baker Victory Services (1/04 to Present); Dunn Tire Corp (1/04 to present).

Previous Positions: President, Chief Executive Officer and Vice Chairman Pratt & Lambert United, Inc., manufacturer of paints and chemical specialties; Chairman, Blue Cross Blue Shield of Western and Central New York (1992 to 2007).

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc., a consulting firm specializing in executive compensation and governance services (2/06 to present). Retired (2002 to 2006).

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President and Chief Executive Officer, Pinnacle Health Systems (health care).

ANNUAL REPORT  /  April 30, 2010

46	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988	Principal Occupation: CEO, Gernatt Asphalt Products, Inc. (1979 to present). Other Directorships Held: Hilbert College (2000 to present).

William H. Cowie, Jr. Birth year: 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: Harbor Hospital Foundation Board; Charlestown Retirement Community. Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Founder, Chairman and Director, Girard Partners Ltd., a registered investment advisory firm and Broker/Dealer (1995 to present); Chairman and Director Girard Capital, LLC, registered investment advisors (3/09 to present).

Other Directorships Held: Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth year: 1943 TRUSTEE Began serving: September 2005

Principal Occupation: President, AAA New York State Association (7/08 to present).

Other Directorships Held: AAA Foundation for Traffic Safety; Catholic Health System (2004 to 2009).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (2003 to 2005); President and CEO, AAA Western and Central New York (1985 to 2005).

OFFICERS

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Timothy L. Brenner Birth year: 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Group of Funds and MTB Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupation: Vice President, M&T Bank and MTB Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

April 30, 2010  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	47

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Bradley J. Swenson Birth year: 1972 AML COMPLIANCE OFFICER Began serving: September 2007

Previous Positions: Senior Vice President and Chief Compliance Officer, ALPS Distributors, Inc., ALPS Fund Services, Inc., ETAM Funds Distributor, Inc., ALPS Holdings, Inc. and ALPS Advisors, Inc.

Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER Began serving: December 2009

Principal Occupation: Managing Director, MTB Investment Advisors, Inc.; Chief Compliance Officer, MTB Group of Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Ralph V. Partlow III 25 S. Charles St., 22nd Floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003-present) Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995-2003)

Guy Nordahl 101 Barclay Street, 11E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC
(8/04 to 6/06), Vice President, Bainbridge Capital Management (8/02 to 5/04).

Thomas R. Rus Birth year: 1959 VICE PRESIDENT AND ASSISTANT SECRETARY Began serving: September 2004

Principal Occupation: Vice President, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Chief Compliance Officer, MTB Group of Funds (2004 to 2009); Vice President and Associate Counsel, M&T Bank (2003 to 2004); Vice President and Trust Counsel, AllFirst Financial, Inc. (1995 to 2003).

ANNUAL REPORT  /  April 30, 2010

48	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Charles M. Barrett Birth year: 1971 VICE PRESIDENT Began serving: June 2008

Principal Occupation: Vice President, MTB Investment Advisors, Inc., Director of Mutual Fund Sales (4/08 to present).

Previous Positions: Sales Vice President, John Hancock Funds (2004 to 2008); Regional Director, Alliance Bernstein Investment Research and Management (1995 to 2004).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank (2003 to Present); Director of Proprietary Products, M&T Bank (4/08 to present).

April 30, 2010  /  ANNUAL REPORT

49

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

MTB Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.mtbfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to MTB Group of Funds, P.O. Box 44489, Denver, CO 80201.

April 30, 2010  /  ANNUAL REPORT

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street

Suite 4000

Philadelphia, PA 19103

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(06/10)

MTB FUNDS

100 EAST PRATT STREET, 17TH FLOOR

BALTIMORE, MD 21202

MTB-AR-000-0610

1-800-836-2211  /  mtbfunds.com

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2010 - $451,855

Fiscal year ended 2009 - $541,474

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively. Fiscal year end 2009 - Issuance of consents in relation to form N-1A and N-14 filings.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $253,300

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 - 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 - 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 - 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not Applicable

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $340,222

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	INVESTMENTS

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB Group of Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 28, 2010

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 28, 2010

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 28, 2010